    As filed with the Securities and Exchange Commission on February 15, 2002


                          File Nos. 333-02381/811-07589

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         Pre-Effective Amendment No.                         [ ]


                         Post-Effective Amendment No. 20                     [X]


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]


                                Amendment No. 22                             [X]


                         THE HARTFORD MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (860) 297-6443

                             Kevin J. Carr, Esquire
                               Investment Law Unit
                   The Hartford Financial Services Group, Inc.
                              55 Farmington Avenue
                           Hartford, Connecticut 06105
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):


      [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
      [X] on February 19, 2002 pursuant to paragraph (b) of Rule 485
      [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
      [ ] on (Date) pursuant to paragraph (a)(1) of Rule 485
      [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
      [ ] on (Date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

      This Registration Statement relates to The Hartford Mutual Funds, Inc. and its constituent series and does not relate to any other companies or series named herein, which have registered the offering of their shares pursuant to a separate registration statement.

THE HARTFORD MUTUAL FUNDS


                               CLASS A, CLASS B AND CLASS C SHARES

                               PROSPECTUS

                               FEBRUARY 19, 2002



AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION                THE HARTFORD RESEARCH FUNDS
HAS NOT APPROVED OR DISAPPROVED                   THE HARTFORD GLOBAL COMMUNICATIONS FUND
THESE SECURITIES OR PASSED UPON                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
THE ADEQUACY OF THIS PROSPECTUS.                  THE HARTFORD GLOBAL HEALTH FUND
ANY REPRESENTATION TO THE CONTRARY                THE HARTFORD GLOBAL TECHNOLOGY FUND
IS A CRIMINAL OFFENSE.                            THE HARTFORD GLOBAL/INTERNATIONAL FUNDS
                                                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                                  THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                                  THE HARTFORD GLOBAL LEADERS FUND
                                                  THE HARTFORD DOMESTIC EQUITY FUNDS
                                                  THE HARTFORD FOCUS FUND
                                                  THE HARTFORD SMALLCAP GROWTH FUND
                                                  THE HARTFORD SMALL COMPANY FUND
                                                  THE HARTFORD CAPITAL APPRECIATION FUND
                                                  THE HARTFORD GROWTH OPPORTUNITIES FUND
                                                  THE HARTFORD MIDCAP VALUE FUND
                                                  THE HARTFORD MIDCAP FUND (NOT CURRENTLY AVAILABLE)
                                                  THE HARTFORD VALUE OPPORTUNITIES FUND
                                                  THE HARTFORD GROWTH FUND
                                                  THE HARTFORD STOCK FUND
                                                  THE HARTFORD GROWTH AND INCOME FUND
                                                  THE HARTFORD VALUE FUND
                                                  THE HARTFORD DIVIDEND AND GROWTH FUND
                                                  THE HARTFORD ADVISERS FUND
                                                  THE HARTFORD INCOME FUNDS
                                                  THE HARTFORD HIGH YIELD FUND
                                                  THE HARTFORD TAX-FREE MINNESOTA FUND
                                                  THE HARTFORD TAX-FREE NATIONAL FUND
                                                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                                  THE HARTFORD BOND INCOME STRATEGY FUND
                                                  THE HARTFORD MONEY MARKET FUND



                               THE HARTFORD MUTUAL FUNDS


                               P.O. BOX 64387


                               ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

INTRODUCTION
--------------------------------------------------------------------------------


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, B and C shares of the funds.


Each fund, except the Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund, is a diversified fund. The Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund are non-diversified funds. The non-diversified funds other than the Focus Fund are sometimes known as "sector funds."


SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund, Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, and U.S. Government Securities Fund are series of Hartford-Fortis Series Fund, Inc. All other funds are series of The Hartford Mutual Funds, Inc.


Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO(R)"). Information regarding HIFSCO, Wellington Management and HIMCO is included under the section entitled "Management of the Funds" in this prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

CONTENTS
--------------------------------------------------------------------------------


A summary of each fund's goals,               The Hartford Global Communications Fund                         3
strategies, risks, performance and            The Hartford Global Financial Services Fund                     6
expenses                                      The Hartford Global Health Fund                                10
                                              The Hartford Global Technology Fund                            13
                                              The Hartford International Small Company Fund                  16
                                              The Hartford International Capital Appreciation Fund           18
                                              The Hartford International Opportunities Fund                  20
                                              The Hartford Global Leaders Fund                               23
                                              The Hartford Focus Fund                                        26
                                              The Hartford SmallCap Growth Fund                              28
                                              The Hartford Small Company Fund                                31
                                              The Hartford Capital Appreciation Fund                         34
                                              The Hartford Growth Opportunities Fund                         37
                                              The Hartford MidCap Value Fund                                 40
                                              The Hartford MidCap Fund                                       42
                                              The Hartford Value Opportunities Fund                          45
                                              The Hartford Growth Fund                                       48
                                              The Hartford Stock Fund                                        51
                                              The Hartford Growth and Income Fund                            54
                                              The Hartford Value Fund                                        57
                                              The Hartford Dividend and Growth Fund                          59
                                              The Hartford Advisers Fund                                     62
                                              The Hartford High Yield Fund                                   65
                                              The Hartford Tax-Free Minnesota Fund                           68
                                              The Hartford Tax-Free National Fund                            71
                                              The Hartford U.S. Government Securities Fund                   74
                                              The Hartford Bond Income Strategy Fund                         77
                                              The Hartford Money Market Fund                                 80
                                              Prior performance of similar funds                             83



THE HARTFORD MUTUAL FUNDS                                                      1

Description of other investment               Investment strategies and investment matters                   85
strategies and investment risks
Investment manager and management             Management of the funds                                        88
fee information
Information on your account                   About your account                                             92
                                              Choosing a share class                                         92
                                              How sales charges are calculated                               92
                                              Sales charge reductions and waivers                            93
                                              Opening an account                                             94
                                              Buying shares                                                  95
                                              Selling shares                                                 96
                                              Transaction policies                                           98
                                              Dividends and account policies                                 99
                                              Additional investor services                                  100
Further information on the funds              Financial highlights                                          102
                                              Privacy policy                                                168
                                              For more information                                   back cover



 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures and indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

    - The current market price of its stock is at the low end of its historical relative valuation range

    - A positive change in operating results is anticipated but not yet reflected in the price of its stock

    -  Unrecognized or undervalued assets

    - Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

    -  Its target price is achieved

    - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

    - Equity securities of other comparable issuers in an industry are available at more attractive prices


The fund's portfolio is heavily concentrated in the industries comprising the communications sector and is not considered diversified. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. Except for temporary defensive purposes, the fund remains substantially fully invested. The fund may invest in securities of companies of any size capitalization.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are concentrated in the industries comprising the communications sector. This means that the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio by investing across a variety of sectors. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund may take larger positions in individual issuers than most mutual funds, it is subject to greater financial risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                      3

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



 CLASS A TOTAL RETURN

 FOR CALENDAR YEAR 2001

 (EXCLUDES SALES CHARGES)


[Total Return Bar Chart]

01                                                             -36.53%


 During the period shown in the bar chart, the highest quarterly return was 2.90% (4th quarter, 2001) and the lowest quarterly return was -19.77% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                        LIFE OF FUND
                             1 YEAR   (SINCE 10/31/00)
   Class A Return Before
   Taxes                     (40.02%)    (47.67%)
   Class A Return After
   Taxes on Distributions    (40.05%)    (47.57%)
   Class A Return After
   Taxes on Distributions
   and Sale of Fund Shares   (24.39%)    (37.61%)
   Class B Return Before
   Taxes                     (41.96%)    (50.22%)
   Class C Return Before
   Taxes                     (38.59%)    (46.86%)
   S&P 500 Index (reflects
   no deduction for fees,
   expenses or taxes)        (11.87%)    (16.01%)
   MSCI AC (All Country)
   World Index Free-
   Telecommunication
   Services Index
   (reflects no deduction
   for fees, expenses or
   taxes)                    (24.51%)    (32.27%)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.



The MSCI AC (All Country) World Index Free-Telecommunication Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.



 4                                                     THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%       2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None       1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%       1.00%
   Exchange fees                                                None       None        None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%      1.00%       1.00%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%       1.00%
   Other expenses                                              0.42%      0.43%       0.35%
   Total annual operating expenses                             1.77%      2.43%       2.35%
   Fee waiver                                                  0.12%      0.08%
   Net expenses(2)(3)(4)                                       1.65%      2.35%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  710     $  741     $  438
   Year 3                                                       $1,070     $1,058     $  834
   Year 5                                                       $1,453     $1,502     $1,356
   Year 10                                                      $2,523     $2,786     $2,783

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  710     $  241     $  338
   Year 3                                                       $1,070     $  758     $  834
   Year 5                                                       $1,453     $1,302     $1,356
   Year 10                                                      $2,523     $2,786     $2,783


THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies.


Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.


A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

    -  Management focuses on rewarding shareholders

    -  Market expectations of future earnings are too low

    - Market value does not reflect the fact that earnings are understated due to conservative accounting

    - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

    - It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

    - Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:


    -  Its issuer's management no longer appears to promote shareholder value


    -  Market expectations of future earnings are too high

    - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

    -  Market value exceeds the true value of the issuer's component businesses

    - Market value does not reflect the fact that earnings are overstated due to aggressive accounting

    - Market value does not reflect the risk of potential problems in an important business component

    - Equity securities of other comparable issuers in an industry are available at more attractive prices


The fund's portfolio is heavily concentrated in the industries comprising the financial services sector and is not considered diversified. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. Except for temporary defensive purposes, the fund remains substantially fully invested. The fund may invest in securities of companies of any size capitalization.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



The fund's investments are concentrated in the industries comprising the financial services sector. This means that the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio by investing across a variety of sectors. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund.



 6                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

Similarly, because the Fund may take larger positions in individual issuers than most mutual funds, it is subject to greater financial risk.


Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                      7

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURN
 FOR CALENDAR YEAR 2001
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

01                                                             -6.50%




 During the period shown in the bar chart, the highest quarterly return was 7.53% (2nd quarter, 2001) and the lowest quarterly return was -11.54% (3rd quarter, 2001)


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                                                            LIFE OF FUND
                                                                1 YEAR    (SINCE 10/31/00)
   Class A Return Before Taxes                                 (11.64%)        (5.30%)
   Class A Return After Taxes on Distributions                 (11.66%)        (5.28%)
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                  (7.10%)        (4.22%)
   Class B Return Before Taxes                                 (12.16%)        (5.60%)
   Class C Return Before Taxes                                  (9.09%)        (2.99%)
   S&P 500 Index (reflects no deduction for fees, expenses
   or taxes)                                                   (11.87%)       (16.01%)
   MSCI Finance ex Real Estate Index (reflects no deduction
   for fees, expenses or taxes)                                (16.68%)       (11.86%)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.



The MSCI All Country Sector indices provide thousands of possible index permutations as 49 countries and 76 regions are combined with 10 sectors, 23 industry groups and 59 industries. Specifically, the MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups.



 8                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%       2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None       1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%       1.00%
   Exchange fees                                                None       None        None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%      1.00%       1.00%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%       1.00%
   Other expenses                                              0.59%      0.60%       0.51%
   Total annual operating expenses                             1.94%      2.60%       2.51%
   Fee waiver                                                  0.29%      0.25%       0.16%
   Net expenses(2)(3)(4)                                       1.65%      2.35%       2.35%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                     CLASS A   CLASS B   CLASS C
   Year 1                                                      $  710    $  741    $  438
   Year 3                                                      $1,104    $1,094    $  867
   Year 5                                                      $1,522    $1,573    $1,422
   Year 10                                                     $2,683    $2,944    $2,932

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                  CLASS A   CLASS B   CLASS C
   Year 1                                                      $  710    $  241    $  338
   Year 3                                                      $1,104    $  794    $  867
   Year 5                                                      $1,522    $1,373    $1,422
   Year 10                                                     $2,683    $2,944    $2,932


THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in the equity securities of health care companies worldwide.



INVESTMENT STRATEGY. The fund invests, under normal circumstances, at least 80% of its assets in the equity securities of health care companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products and services, managed health care, health information services and emerging health-related subsectors. The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The portfolio will seek to exploit favorable macro trends for the health care sector including demographics.


The portfolio will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental research is focused on direct contact with company management, suppliers and competitors.


Investments in the portfolio will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the heathcare sector.


Stocks considered for purchase in the portfolio typically share the following attributes:

    -  The company's business franchise is temporarily mispriced

    -  The company has under-appreciated new product pipelines

    - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

    -  The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the portfolio when:

    -  Target prices are achieved


    -  Fundamental expectations are not met


    -  A company's prospects become less appealing


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. Accordingly, Wellington Management seeks to be early, not late, in recognizing opportunity.



The portfolio will be relatively concentrated both with regard to position size and the industries comprising the health care sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the health care sector. This means that the fund may have greater market fluctuation and price volatility than a fund which invests in a more broadly diversified portfolio of securities across sectors. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services.

Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.



 10                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS A TOTAL RETURN
 FOR CALENDAR YEAR 2001
 (EXCLUDES SALES CHARGES)


[Total Return Bar Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
01                                                                               1.47


 During the period shown in the bar chart, the highest quarterly return was 11.02% (2nd quarter, 2001) and the lowest quarterly return was -11.77% (1st quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                       LIFE OF FUND
                           1 YEAR    (SINCE 05/01/00)
   Class A Return Before
   Taxes                   (4.11%)         23.23%
   Class A Return After
   Taxes on
   Distributions           (4.55%)         22.33%
   Class A Return After
   Taxes on
   Distributions and
   Sale of Fund Shares     (2.17%)         18.76%
   Class B Return Before
   Taxes                   (4.30%)         24.48%
   Class C Return Before
   Taxes                   (1.29%)         25.80%
   S&P 500 Index
   (reflects no
   deduction for fees,
   expenses or taxes)     (11.87%)        (12.05%)(1)
   Goldman Sachs Health
   Care Index (reflects
   no deduction for
   fees, expenses or
   taxes)                 (12.04%)          8.17%(1)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.



The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.



(1)Return is from 4/30/2000 - 12/31/2001.



THE HARTFORD MUTUAL FUNDS                                                     11

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                       5.50%     5.00%       2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                               5.50%      None       1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                          None(1)  5.00%       1.00%
   Exchange fees                                                 None      None        None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              1.00%     1.00%       1.00%
   Distribution and service (12b-1) fees(2)                     0.35%     1.00%       1.00%
   Other expenses                                               0.34%     0.36%       0.27%
   Total annual operating expenses                              1.69%     2.36%       2.27%
   Fee waiver                                                   0.05%     0.01%
   Net expenses(2)(3)(4)                                        1.64%     2.35%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                     CLASS A   CLASS B   CLASS C
   Year 1                                                      $  709    $  741    $  430
   Year 3                                                      $1,053    $1,044    $  810
   Year 5                                                      $1,419    $1,473    $1,315
   Year 10                                                     $2,446    $2,719    $2,701

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                  CLASS A   CLASS B   CLASS C
   Year 1                                                      $  709    $  241    $  330
   Year 3                                                      $1,053    $  744    $  810
   Year 5                                                      $1,419    $1,273    $1,315
   Year 10                                                     $2,446    $2,719    $2,701


 12                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in the equity securities of technology companies worldwide.



INVESTMENT STRATEGY. The fund invests, under normal circumstances, at least 80% of its assets in the equity securities of technology companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.


Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers and competitors.


Subsector allocation within the portfolio reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.


Stocks considered for purchase in the portfolio typically share the following attributes:

    - A positive change in operating results is anticipated

    - Unrecognized or undervalued capabilities are present

    - The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the portfolio when:

    - Target prices are achieved

    - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

    - More attractive value in a comparable company is available.


The portfolio will be relatively concentrated both with regard to position size and the industries comprising the technology sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the technology sector. This means that the fund may have greater market fluctuation and price volatility than a fund which invests in a more broadly diversified portfolio of securities across sectors. Financial, business and economic factors may have a greater impact on this kind of fund than on a broadly diversified fund.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     13

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURN
 FOR CALENDAR YEAR 2001
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

01                                                             -22.63%




 During the period shown in the bar chart, the highest quarterly return was 40.52% (4th quarter, 2001) and the lowest quarterly return was -38.41% (3rd quarter, 2001)


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                                                           LIFE OF FUND
                                                               1 YEAR    (SINCE 05/01/00)
   Class A Return Before Taxes                                (26.89%)       (37.31%)
   Class A Return After Taxes on Distributions                (26.91%)       (37.35%)
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                (16.39%)       (28.76%)
   Class B Return Before Taxes                                (28.37%)       (38.98%)
   Class C Return Before Taxes                                (24.98%)       (36.01%)
   S&P 500 Index (reflects no deduction for fees, expenses
   or taxes)                                                  (11.87%)    (12.05%)(1)
   Goldman Sachs Technology Composite Index (reflects no
   deduction for fees, expenses or taxes)                     (28.57%)    (40.54%)(1)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.



The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.



(1)Return is from 4/30/2000 - 12/31/2001.



 14                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.35%      0.36%      0.27%
   Total annual operating expenses                             1.70%      2.36%      2.27%
   Fee waiver                                                  0.05%      0.01%
   Net expenses(2)(3)(4)                                       1.65%      2.35%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                     CLASS A   CLASS B   CLASS C
   Year 1                                                      $  710    $  741    $  430
   Year 3                                                      $1,056    $1,044    $  810
   Year 5                                                      $1,424    $1,473    $1,315
   Year 10                                                     $2,456    $2,719    $2,701

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                  CLASS A   CLASS B   CLASS C
   Year 1                                                      $  710    $  241    $  330
   Year 3                                                      $1,056    $  744    $  810
   Year 5                                                      $1,424    $1,273    $1,315
   Year 10                                                     $2,456    $2,719    $2,701


THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $8 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. The fund may invest up to 15% of its total assets in non-investment grade debt securities and 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds."


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

    -  a well-articulated business plan

    -  experienced management

    -  a sustainable competitive advantage

    -  strong financial characteristics


In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.



The annual portfolio turnover rate is expected to be in excess of 200%.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.



Non-investment grade debt securities (securities rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard and Poor's Corporation ("S&P"), or securities which, if unrated, are determined by Wellington Management to be of comparable quality) entail greater credit risk and greater interest rate risk than do investment grade debt securities. In addition such securities could become harder to value and less liquid than investment grade debt securities.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.



 16                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                        5.50%     5.00%     2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                                5.50%      None     1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                           None(1)   5.00%    1.00%
   Exchange fees                                                  None      None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               1.00%     1.00%     1.00%
   Distribution and service (12b-1) fees(2)                      0.35%     1.00%     1.00%
   Other expenses                                                2.15%     2.15%     2.07%
   Total annual operating expenses                               3.50%     4.15%     4.07%
   Fee waiver                                                    1.85%     1.80%     1.72%
   Net expenses(2)(3)(4)                                         1.65%     2.35%     2.35%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                     CLASS A   CLASS B   CLASS C
   Year 1                                                      $  710    $  741    $  438
   Year 3                                                      $1,415    $1,417    $1,189
   Year 5                                                      $2,141    $2,206    $2,054
   Year 10                                                     $4,046    $4,288    $4,281

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                  CLASS A   CLASS B   CLASS C
   Year 1                                                      $  710    $  241    $  338
   Year 3                                                      $1,415    $1,117    $1,189
   Year 5                                                      $2,141    $2,006    $2,054
   Year 10                                                     $4,046    $4,288    $4,281


THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.



The fund's investment strategy is to invest in high quality growth companies in various sectors around the world. The fund's investment approach is two-tiered:
"top-down" analysis and "bottom-up" security selection. In a "top down" analysis economic data is examined to identify sectors and industries that are expected to grow faster than average over the next twelve to eighteen months. In addition, long-term, broad themes are identified that are based on demographic trends, technological changes, and political and social developments around the world. Through "bottom-up" security selection, the portfolio manager identifies high quality, large capitalization and mid capitalization growth companies. Large capitalization companies are defined by the fund as companies with market capitalizations above $10 billion. Mid capitalization companies are defined by the fund as companies with market capitalizations between $2 billion and $10 billion. The key characteristics of high quality growth companies are:


    - strong earnings and revenue growth or the potential for strong earnings and revenue growth

    -  good management teams

    -  strong balance sheets

    - attractive relative valuations within a global or regional market or the security's primary trading market


The annual portfolio turnover rate is expected to be in excess of 200%.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


The fund's focus on large capitalization and mid-capitalization growth companies significantly influences its performance. Large and mid-capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on small capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.



 18                                                    THE HARTFORD MUTUAL FUNDS

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%       2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None       1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%       1.00%
   Exchange fees                                                None       None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%      1.00%       1.00%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%       1.00%
   Other expenses                                              1.33%      1.33%       1.24%
   Total annual operating expenses                             2.68%      3.33%       3.24%
   Fee waiver                                                  1.03%      0.98%       0.89%
   Net expenses(2)(3)(4)                                       1.65%      2.35%       2.35%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                     CLASS A   CLASS B   CLASS C
   Year 1                                                      $  710    $  741    $  438
   Year 3                                                      $1,252    $1,247    $1,019
   Year 5                                                      $1,819    $1,875    $1,722
   Year 10                                                     $3,353    $3,600    $3,586


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                  CLASS A   CLASS B   CLASS C
   Year 1                                                      $  710    $  241    $  338
   Year 3                                                      $1,252    $  947    $1,019
   Year 5                                                      $1,819    $1,675    $1,722
   Year 10                                                     $3,353    $3,600    $3,586



THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks growth of capital by investing primarily in stocks issued by non-U.S. companies.

INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

    - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

    - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

    - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.


 20                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

97                                                             0.84%
98                                                            12.53%
99                                                            39.13%
00                                                           -15.52%
01                                                           -18.74%


 During the periods shown in the bar chart, the highest quarterly return was 22.28% (4th quarter, 1999) and the lowest quarterly return was -16.14% (3rd quarter, 1998)


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                                                                      LIFE OF FUND
                                                               1 YEAR    5 YEARS    (SINCE 07/22/96)
   Class A Return Before Taxes                                 (23.21%)    0.48%          1.89%
   Class A Return After Taxes on Distributions                 (23.22%)   (0.15%)         1.25%
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                 (14.12%)   (0.42%)         1.53%
   Class B Return Before Taxes                                 (24.38%)    0.69%          2.05%
   Class C Return Before Taxes(1)                              (21.21%)    0.46%          2.01%
   EAFE GDP Index (reflects no deduction for fees, expenses
   or taxes)                                                   (22.21%)    2.90%          3.63%(2)
   MSCI AC World Free ex US Index (reflects no deduction for
   fees, expenses or taxes)                                    (19.50%)    0.89%          1.69%(2)



INDICES: The Morgan Stanley Europe, Australia, Far East GDP ("EAFE GDP") Index is an unmanaged index of stocks of companies representing stock markets in Europe, Australia, New Zealand and the Far East. The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. The fund has changed its benchmark from the EAFE GDP to the MSCI AC World Free ex US Index because the MSCI AC World Free ex US Index is better suited for the investment strategy of the fund.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2) Return is from 7/31/1996 - 12/31/2001.



THE HARTFORD MUTUAL FUNDS                                                     21

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.44%      0.44%      0.36%
   Total annual operating expenses                             1.64%      2.29%      2.21%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.59%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  704     $  735     $  424
   Year 3                                                       $1,038     $1,023     $  791
   Year 5                                                       $1,394     $1,438     $1,284
   Year 10                                                      $2,394     $2,648     $2,640

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  704     $  235     $  324
   Year 3                                                       $1,038     $  723     $  791
   Year 5                                                       $1,394     $1,238     $1,284
   Year 10                                                      $2,394     $2,648     $2,640


 22                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital by investing primarily in stocks issued by companies worldwide.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.


The fund uses a two-tiered investment strategy:

  - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

  - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statements, anticipated earnings, revenues and other related measures of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 350%.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     23

                                                THE HARTFORD GLOBAL LEADERS FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

99                                                              47.68%
00                                                              -7.26%
01                                                             -17.33%


 During the periods shown in the bar chart, the highest quarterly return was 31.85% (4th quarter, 1999) and the lowest quarterly return was -15.92% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                        LIFE OF FUND
                            1 YEAR    (SINCE 09/30/98)
   Class A Return Before
   Taxes                    (21.88%)       10.76%
   Class A Return After
   Taxes on Distributions   (21.92%)       10.39%
   Class A Return After
   Taxes on Distributions
   and Sale of Fund
   Shares                   (13.30%)        8.79%
   Class B Return Before
   Taxes                    (22.97%)       11.17%
   Class C Return Before
   Taxes                    (19.78%)       11.57%
   Morgan Stanley Capital
   International World
   Index (reflects no
   deduction for fees,
   expenses or taxes)       (16.52%)        3.10%


INDEX: The Morgan Stanley Capital International World Index is a broad based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.


 24                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD GLOBAL LEADERS FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%     5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%      None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)  5.00%      1.00%
   Exchange fees                                                None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%     0.85%      0.85%
   Distribution and service (12b-1) fees(2)                    0.35%     1.00%      1.00%
   Other expenses                                              0.36%     0.38%      0.28%
   Total annual operating expenses                             1.56%     2.23%      2.13%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.51%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  696     $  729     $  416
   Year 3                                                       $1,014     $1,005     $  767
   Year 5                                                       $1,354     $1,407     $1,243
   Year 10                                                      $2,311     $2,586     $2,557

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  696     $  229     $  316
   Year 3                                                       $1,014     $  705     $  767
   Year 5                                                       $1,354     $1,207     $1,243
   Year 10                                                      $2,311     $2,586     $2,557


THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Focus Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.


The key characteristics of companies in which the fund typically invests include:


    -  Accelerating earnings and earnings per share growth

    -  A strong balance sheet combined with a high return on equity

    -  Unrecognized or undervalued assets

    -  A strong management team

    -  A leadership position within an industry

    -  Sustainable or increasing dividends

    -  Positive investor sentiment

The fund will consider selling a security when:

    -  Downside risk equals upside potential

    -  Decreasing trend of earnings growth is exhibited

    -  Excessive valuations are reached

Annual portfolio turnover is expected to be in excess of 100%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than most mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.



 26                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                       5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses(5)                                           0.37%      0.38%      0.30%
   Total annual operating expenses                             1.72%      2.38%      2.30%
   Fee waiver                                                  0.07%      0.03%
   Net expenses(2)(3)(4)                                       1.65%      2.35%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.65%, 2.35% and 2.35%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.



(5)Estimated.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  710     $  741      $433
   Year 3                                                       $1,060     $1,048      $819

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  710      $241       $333
   Year 3                                                       $1,060      $748       $819


THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short and long term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small capitalization companies that Wellington Management believes have superior growth potential. Small capitalization companies are defined as companies with market capitalizations within the range of the Russell 2000 Index. As of December 31, 2001 this range was between approximately $4.1 million and $4.1 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.


 28                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)

 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

92                                                               5.88%
93                                                              15.83%
94                                                              -7.18%
95                                                              33.64%
96                                                               6.93%
97                                                               1.52%
98                                                              19.85%
99                                                             111.43%
00                                                             -13.95%
01                                                             -21.97%


 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001)



 (1)Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                                               1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)                              (26.26%)   10.29%    10.48%           N/A
   Class A Return After Taxes on Distributions(1)              (26.50%)    3.26%     7.41%           N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                              (16.14%)    2.63%     6.09%           N/A
   Class B Return Before Taxes(1)                              (26.28%)   10.51%       N/A        11.13%(2)
   Class C Return Before Taxes(1)                              (23.18%)   10.94%       N/A        13.55%(2)
   Russell 2000 Index (reflects no deduction for fees,
   expenses or taxes)                                            2.63%     7.63%     9.90%         9.49%(3)
   Russell 2000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                                     (9.23%)    2.87%     7.19%         7.23%(3)



INDICES: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. The fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.



(1)Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.



(2)Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.



(3)Return is from 11/30/1994 - 12/31/2001.



THE HARTFORD MUTUAL FUNDS                                                     29

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.92%      0.92%      0.92%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.42%      0.43%      0.34%
   Total annual operating expenses                             1.69%      2.35%      2.26%
   Fee waiver                                                  0.24%      0.20%      0.11%
   Net expenses(2)(3)(4)                                       1.45%      2.15%      2.15%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  718     $  416
   Year 3                                                       $1,032     $1,015     $  789
   Year 5                                                       $1,399     $1,441     $1,290
   Year 10                                                      $2,438     $2,526     $2,673


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  218     $  316
   Year 3                                                       $1,032     $  715     $  789
   Year 5                                                       $1,399     $1,241     $1,290
   Year 10                                                      $2,438     $2,526     $2,673



 30                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.


INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in common stocks of companies with market capitalizations within the range represented by the Russell 2000 Index. As of December 31, 2001 this range was between approximately $4.1 million and $4.1 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

    -  have potential for above-average earnings growth,

    -  are undervalued in relation to their investment potential,

    - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

    - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.


For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     31

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

01                                                             -36.53%


 During the periods shown in the bar chart, the highest quarterly return was 35.86% (4th quarter, 1999) and the lowest quarterly return was -23.71% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                               LIFE OF
                                                FUND
                                               (SINCE
                          1 YEAR    5 YEARS   07/22/96)
   Class A Return
   Before Taxes           (20.47%)   8.56%     10.48%
   Class A Return After
   Taxes on
   Distributions          (20.48%)   7.69%      9.29%
   Class A Return After
   Taxes on
   Distributions and
   Sale of Fund Shares    (12.46%)   7.13%      8.59%
   Class B Return
   Before Taxes           (21.35%)   8.91%     10.76%
   Class C Return
   Before Taxes(1)        (18.23%)   8.72%     10.71%
   Russell 2000 Index
   (reflects no
   deduction for fees,
   expenses or taxes)       2.48%    7.52%      7.82%(2)
   Russell 2000 Growth
   Index (reflects no
   deduction for fees,
   expenses or taxes)      (9.23%)   2.87%      5.02%(2)



INDICES: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. The fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) Return is from 7/31/1996 - 12/31/2001.


 32                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.33%      0.34%      0.25%
   Total annual operating expenses                             1.53%      2.19%      2.10%
   Fee waiver                                                  0.08%      0.04%
   Net expenses(2)(3)(4)                                       1.45%      2.15%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  720     $  413
   Year 3                                                       $1,003     $  988     $  758
   Year 5                                                       $1,336     $1,382     $1,228
   Year 10                                                      $2,277     $2,541     $2,526

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  220     $  313
   Year 3                                                       $1,003     $  688     $  758
   Year 5                                                       $1,336     $1,182     $1,228
   Year 10                                                      $2,277     $2,541     $2,526


THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.


 34                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

                                                                         CLASS A TOTAL RETURNS
                                                                         ---------------------
97                                                                               55.11
98                                                                                3.26
99                                                                               66.76
00                                                                                8.35
01                                                                               -6.74


 During the periods shown in the bar chart, the highest quarterly return was 36.81% (4th quarter, 1999) and the lowest quarterly return was -21.94% (3rd quarter, 1998)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                               LIFE OF
                                                FUND
                                               (SINCE
                          1 YEAR    5 YEARS   07/22/96)
   Class A Return Before
   Taxes                  (11.87%)  20.60%     25.95%
   Class A Return After
   Taxes on
   Distributions          (11.90%)  19.20%     24.41%
   Class A Return After
   Taxes on
   Distributions and
   Sale of Fund Shares     (7.19%)  17.41%     22.19%
   Class B Return Before
   Taxes                  (12.36%)  21.04%     26.33%
   Class C Return Before
   Taxes(1)                (9.30%)  20.79%     26.16%
   S&P 500 Index
   (reflects no
   deduction for fees,
   expenses or taxes)     (11.87%)  10.70%     13.04%(2)



INDEX: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)Return is from 7/31/1996 - 12/31/2001.



THE HARTFORD MUTUAL FUNDS                                                     35

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.68%      0.68%      0.68%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.34%      0.35%      0.26%
   Total annual operating expenses                             1.37%      2.03%      1.94%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.32%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  678     $  708     $  397
   Year 3                                                       $  958     $  943     $  709
   Year 5                                                       $1,258     $1,303     $1,145
   Year 10                                                      $2,110     $2,376     $2,358

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  678     $  208     $  297
   Year 3                                                       $  958     $  643     $  709
   Year 5                                                       $1,258     $1,303     $1,145
   Year 10                                                      $2,110     $2,376     $2,358


 36                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Wellington Management looks for a strong management team that has a clearly articulated business strategy, a history of earnings growth and the potential for that growth to be sustained, and attractive stock valuation based on multiple valuation tools.

--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     37

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)

 (EXCLUDES SALES CHARGES)
[Total Return Bar Chart]

92                                                               0.98%
93                                                              10.37%
94                                                              -8.20%
95                                                              25.49%
96                                                              17.18%
97                                                              13.74%
98                                                              18.97%
99                                                              53.67%
00                                                               3.47%
01                                                             -24.11%





 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001)



(1)Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

 (INCLUDES SALES CHARGES)


                                                               1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)                             (28.28)%    9.06%      8.79%           N/A
   Class A Return After Taxes on Distributions(1)             (28.43)%    5.00%      6.00%           N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                             (17.31)%    4.08%      4.91%           N/A
   Class B Return Before Taxes(1)                             (28.42)%    9.05%        N/A        12.19%(2)
   Class C Return Before Taxes(1)                             (25.43)%    5.67%        N/A        12.38%(2)
   S&P MidCap 400 Index (reflects no deduction for fees,
   expenses or taxes)                                          (0.60)%   16.09%     13.23%        16.92%(3)
   Russell 3000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                                   (19.63)%    7.72%     10.41%        12.83%(3)



INDICES: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the MidCap 400 Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index is better suited for the investment strategy of the fund.



(1)Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.



(2)Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.



(3)Return is from 11/30/1994 - 12/31/2001.



 38                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.76%      0.76%      0.76%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.36%      0.37%      0.28%
   Total annual operating expenses                             1.47%      2.13%      2.04%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.42%



(1)A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  687     $  716     $  405
   Year 3                                                       $  985     $  967     $  733
   Year 5                                                       $1,305     $1,344     $1,187
   Year 10                                                      $2,210     $2,294     $2,445


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  687     $  216     $  305
   Year 3                                                       $  985     $  667     $  733
   Year 5                                                       $1,305     $1,144     $1,187
   Year 10                                                      $2,210     $2,294     $2,445



THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid capitalization companies. Mid capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Mid-Cap Index. As of December 31, 2001, the largest market capitalization in this range was approximately $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    - high fundamental investment value

    - strong management team


    - strong industry position


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


 40                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%       2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None       1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%       1.00%
   Exchange fees                                                None       None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%      0.85%       0.85%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%       1.00%
   Other expenses                                              0.52%      0.54%       0.45%
   Total annual operating expenses                             1.72%      2.39%       2.30%
   Fee waiver                                                  0.27%      0.24%       0.15%
   Net expenses(2)(3)(4)                                       1.45%      2.15%       2.15%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  720     $  418
   Year 3                                                       $1,041     $1,030     $  804
   Year 5                                                       $1,415     $1,467     $1,317
   Year 10                                                      $2,459     $2,732     $2,720

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  220     $  318
   Year 3                                                       $1,041     $  730     $  804
   Year 5                                                       $1,415     $1,267     $1,317
   Year 10                                                      $2,459     $2,732     $2,720


THE HARTFORD MUTUAL FUNDS                                                     41

THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------


SHARES OF THIS FUND WILL NOT BE OFFERED TO NEW INVESTORS AFTER JUNE 29, 2001. HOWEVER, INVESTORS HOLDING SHARES OF THE FUND ON THAT DATE MAY PURCHASE ADDITIONAL SHARES THEREAFTER.


INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.


INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in common stocks of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. As of December 31, 2001 this range was between approximately $225.2 million and $10.5 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.


The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.


 42                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

98                                                              23.12%
99                                                              50.17%
00                                                              24.86%
01                                                              -4.65%






 During the periods shown in the bar chart, the highest quarterly return was 29.78% (4th quarter, 1999) and the lowest quarterly return was -17.92% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                        LIFE OF FUND
                            1 YEAR    (SINCE 12/31/97)
   Class A Return Before
   Taxes                     (9.89%)       20.04%
   Class A Return After
   Taxes on Distributions    (9.91%)       19.06%
   Class A Return After
   Taxes on Distributions
   and Sale of Fund
   Shares                    (6.01%)       16.75%
   Class B Return Before
   Taxes                    (10.39%)       20.60%
   Class C Return Before
   Taxes(1)                  (7.29%)       20.61%
   S&P MidCap 400 Index
   (reflects no deduction
   for fees, expenses or
   taxes)                    (0.58%)       13.46%



INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                     43

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.79%      0.79%      0.79%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.33%      0.34%      0.25%
   Total annual operating expenses                             1.47%      2.13%      2.04%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.42%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
   Year 1                                                     $  688     $  718     $  407
   Year 3                                                     $  988     $  974     $  739
   Year 5                                                     $1,309     $1,355     $1,197
   Year 10                                                    $2,216     $2,482     $2,463

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  688     $  218     $  307
   Year 3                                                       $  988     $  674     $  739
   Year 5                                                       $1,309     $1,155     $1,197
   Year 10                                                      $2,216     $2,482     $2,463


 44                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    -  high fundamental investment value,

    -  strong management team, and

    -  strong industry position.

--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.



Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.



Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     45

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)

 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

96                                                              19.88%
97                                                              24.81%
98                                                               8.38%
99                                                               8.84%
00                                                              18.84%
01                                                              -3.99%


 During the periods shown in the bar chart, the highest quarterly return was 15.78% (4th quarter, 1998) and the lowest quarterly return was -18.38% (3rd quarter, 2001)



(1)Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                                                                     LIFE OF FUND
                                                                1 YEAR    5 YEARS   (SINCE 1/2/96)
   Class A Return Before Taxes(1)                               (9.27%)    9.68%        11.32%
   Class A Return After Taxes on Distributions(1)              (11.11%)    6.86%         8.76%
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                               (6.76%)    5.63%         7.28%
   Class B Return Before Taxes(1)                               (9.47%)    9.65%        11.35%
   Class C Return Before Taxes(1)                               (5.64%)   10.11%        11.55%
   S&P Barra Value Index (reflects no deduction for fees,
   expenses or taxes)                                          (11.69%)    9.48%        13.42%
   Russell 3000 Value Index (reflects no deduction for fees,
   expenses or taxes)                                           (4.33%)   11.02%        15.06%



INDICES: The S&P Barra Value Index is an unmanaged capitalization weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the S&P Barra Value Index to the Russell 3000 Value Index because the Russell 3000 Value Index is better suited for the investment strategy of the fund.



(1)Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.



 46                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.47%      0.48%      0.39%
   Total annual operating expenses                             1.82%      2.48%      2.39%
   Fee waiver                                                  0.37%      0.33%      0.24%
   Net expenses(2)(3)(4)                                       1.45%      2.15%      2.15%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  718     $  416
   Year 3                                                       $1,058     $1,043     $  817
   Year 5                                                       $1,454     $1,498     $1,346
   Year 10                                                      $2,573     $2,663     $2,808


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  218     $  316
   Year 3                                                       $1,058     $  743     $  817
   Year 5                                                       $1,454     $1,298     $1,346
   Year 10                                                      $2,573     $2,663     $2,808



THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.



INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.


- Concurrent with top down analysis, Wellington Management utilizes the "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.


 48                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)

 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

92                                                               6.62%
93                                                               2.79%
94                                                               2.53%
95                                                              21.57%
96                                                              18.56%
97                                                              23.80%
98                                                              29.63%
99                                                              34.67%
00                                                              -4.95%
01                                                             -14.60%






 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001)



(1)Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                                              1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)                             (19.30%)  10.64%     10.38%           N/A
   Class A Return After Taxes on Distributions(1)             (19.30%)   6.73%      7.44%           N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                             (11.76%)   5.52%      6.11%           N/A
   Class B Return Before Taxes(1)                             (19.52%)  10.61%        N/A        12.34%(2)
   Class C Return Before Taxes(1)                             (19.52%)  10.62%        N/A        12.34%(2)
   S&P 500 Index (reflects no deduction for fees, expenses
   or taxes)                                                  (11.88%)  10.69%     12.91%        14.74%(3)
   Russell 1000 Growth Index (reflects no deduction for
   fees, expenses or taxes)                                   (20.42%)   8.27%     10.80%        13.47%(3)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the S&P 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index is better suited for the investment strategy of the fund.



(1)Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.



(2)Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.



(3)Return is from 11/30/1994 - 12/31/2001.


THE HARTFORD MUTUAL FUNDS                                                     49

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.35%      0.36%      0.27%
   Total annual operating expenses                             1.50%      2.16%      2.07%
   Fee waiver                                                  0.05%      0.01%
   Net expenses(2)(3)(4)                                       1.45%      2.15%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  718     $  408
   Year 3                                                       $  994     $  975     $  742
   Year 5                                                       $1,320     $1,359     $1,202
   Year 10                                                      $2,242     $2,326     $2,476


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  218     $  308
   Year 3                                                       $  994     $  675     $  742
   Year 5                                                       $1,320     $1,159     $1,202
   Year 10                                                      $2,242     $2,326     $2,476


 50                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in stocks.


INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:


    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.


The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


THE HARTFORD MUTUAL FUNDS                                                     51

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

97                                                              31.78%
98                                                              31.33%
99                                                              22.31%
00                                                              -5.09%
01                                                             -13.73%




 During the periods shown in the bar chart, the highest quarterly return was 20.30% (4th quarter, 1998) and the lowest quarterly return was -14.48% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                              LIFE OF FUND
                        1 YEAR    5 YEARS   (SINCE 07/22/96)
   Class A Return
   Before Taxes         (18.47%)  10.37%         12.42%
   Class A Return
   After Taxes on
   Distributions        (18.51%)   9.99%         12.04%
   Class A Return
   After Taxes on
   Distributions and
   Sale of Fund
   Shares               (11.24%)   8.65%         10.43%
   Class B Return
   Before Taxes         (19.34%)  10.71%         12.69%
   Class C Return
   Before Taxes(1)      (16.21%)  10.45%         12.57%
   S&P 500 Index
   (reflects no
   deduction for
   fees, expenses or
   taxes)               (11.87%)  10.70%         13.04%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998.
    Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2)Return is from 7/31/1996 - 12/31/2001.


 52                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.70%      0.70%      0.70%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.32%      0.33%      0.24%
   Total annual operating expenses                             1.37%      2.03%      1.94%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.32%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  678     $  708     $  397
   Year 3                                                       $  958     $  943     $  709
   Year 5                                                       $1,258     $1,303     $1,145
   Year 10                                                      $2,110     $2,376     $2,358

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  678     $  208     $  297
   Year 3                                                       $  958     $  643     $  709
   Year 5                                                       $1,258     $1,103     $1,145
   Year 10                                                      $2,110     $2,376     $2,358

THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth and Income Fund seeks growth of capital and current income by investing primarily in stocks with earnings growth potential and steady or rising dividends.


INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is broadly diversified by industry and company.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


 54                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

99                                                              20.80%
00                                                              -6.49%
01                                                              -8.50%




 During the periods shown in the bar chart, the highest quarterly return was 15.26% (4th quarter, 1999) and the lowest quarterly return was -15.63% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                        LIFE OF FUND
                            1 YEAR    (SINCE 04/30/98)
   Class A Return Before
   Taxes                    (13.53%)       3.16%
   Class A Return After
   Taxes on
   Distributions            (13.52%)       2.83%
   Class A Return After
   Taxes on
   Distributions and
   Sale of Fund Shares       (8.21%)       2.58%
   Class B Return Before
   Taxes                    (14.17%)       3.26%
   Class C Return Before
   Taxes(1)                 (11.07%)       3.75%
   S&P 500 Index
   (reflects no
   deduction for fees,
   expenses or taxes)       (11.87%)       2.20%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

THE HARTFORD MUTUAL FUNDS                                                     55

                                             THE HARTFORD GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.33%      0.34%      0.25%
   Total annual operating expenses                             1.48%      2.14%      2.05%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.43%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  719     $  408
   Year 3                                                       $  991     $  977     $  742
   Year 5                                                       $1,314     $1,360     $1,202
   Year 10                                                      $2,226     $2,492     $2,474


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  689     $  219     $  308
   Year 3                                                       $  991     $  677     $  742
   Year 5                                                       $1,314     $1,160     $1,202
   Year 10                                                      $2,226     $2,492     $2,474

 56                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     57

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%       2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None       1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%       1.00%
   Exchange fees                                                None       None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%      0.80%       0.80%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%       1.00%
   Other expenses                                              0.54%      0.54%       0.47%
   Total annual operating expenses                             1.69%      2.34%       2.27%
   Fee waiver                                                  0.24%      0.19%       0.12%
   Net expenses(2)(3)(4)                                       1.45%      2.15%       2.15%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.45%, 2.15% and 2.15%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  720     $  418
   Year 3                                                       $1,035     $1,020     $  798
   Year 5                                                       $1,402     $1,446     $1,304
   Year 10                                                      $2,431     $2,685     $2,692

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  690     $  220     $  318
   Year 3                                                       $1,035     $  720     $  798
   Year 5                                                       $1,402     $1,246     $1,304
   Year 10                                                      $2,431     $2,685     $2,692

 58                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in stocks.


INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and dividends.

As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments.

The fund's portfolio is broadly diversified by industry and company.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


THE HARTFORD MUTUAL FUNDS                                                     59

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

97                                                              30.99%
98                                                              14.47%
99                                                               4.57%
00                                                              10.04%
01                                                              -4.57%





 During the periods shown in the bar chart, the highest quarterly return was 15.85% (2nd quarter, 1999) and the lowest quarterly return was -8.91% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                             LIFE OF FUND
                        1 YEAR    5 YEARS   (SINCE 7/22/96)
   Class A Return
   Before Taxes         (9.82%)    9.25%        11.33%
   Class A Return
   After Taxes on
   Distributions       (10.47%)    8.37%        10.46%
   Class A Return
   After Taxes on
   Distributions and
   Sale of Fund
   Shares               (5.75%)    7.36%         9.16%
   Class B Return
   Before Taxes        (10.26%)    9.59%        11.58%
   Class C Return
   Before Taxes(1)      (7.19%)    9.38%        11.50%
   S&P 500 Index
   (reflects no
   deduction for
   fees, expenses or
   taxes)              (11.87%)   10.70%        13.04%(2)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2)Return is from 7/31/1996 - 12/31/2001.


 60                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.73%      0.73%      0.73%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.33%      0.34%      0.26%
   Total annual operating expenses                             1.41%      2.07%      1.99%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.36%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.10% and 2.10%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  682     $  712     $  402
   Year 3                                                       $  970     $  955     $  724
   Year 5                                                       $1,279     $1,324     $1,171
   Year 10                                                      $2,152     $2,419     $2,411

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  682     $  212     $  302
   Year 3                                                       $  970     $  655     $  724
   Year 5                                                       $1,279     $1,124     $1,171
   Year 10                                                      $2,152     $2,419     $2,411


THE HARTFORD MUTUAL FUNDS                                                     61

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

INVESTMENT STRATEGY.  The fund allocates its assets among three categories:

    -  stocks,

    -  debt securities, and

    -  money market instruments.


The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.



The debt securities (other than money market instruments) in which the fund primarily invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investors Service, Inc., or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.


Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------


MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk and manager allocation risk. You could lose money as a result of your investment.



Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.


Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.


Income risk is the potential for a decline in the fund's income due to falling interest rates.



The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.



Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


 62                                                    THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

97                                                            23.30%
98                                                            21.09%
99                                                            12.08%
00                                                             0.90%
01                                                            -5.21%


 During the periods shown in the bar chart, the highest quarterly return was 12.39% (2nd quarter, 1999) and the lowest quarterly return was -7.31% (3rd quarter, 2001)



 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2001

 (INCLUDES SALES CHARGES)


                                                                                     LIFE OF FUND
                                                               1 YEAR    5 YEARS   (SINCE 07/22/96)
   Class A Return Before Taxes                                (10.42%)    8.62%         10.08%
   Class A Return After Taxes on Distributions                (11.14%)    7.56%          9.02%
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                 (6.37%)    6.74%          7.99%
   Class B Return Before Taxes                                (10.86%)    8.96%         10.35%
   Class C Return Before Taxes(1)                              (7.82%)    8.71%         10.24%
   S&P 500 Index (reflects no deduction for fees, expenses
   or taxes)                                                  (11.87%)   10.70%      13.04%(2)
   Lehman Brothers Government/Corporate Bond Index (reflects
   no deduction for fees, expenses or taxes)                     8.50%    7.37%          7.69%(2)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)Return is from 7/31/1996 - 12/31/2001.


THE HARTFORD MUTUAL FUNDS                                                     63

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      5.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              5.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.65%      0.65%      0.65%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.32%      0.33%      0.25%
   Total annual operating expenses                             1.32%      1.98%      1.90%
   Fee waiver                                                  0.05%
   Net expenses(2)(3)(4)                                       1.27%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.10% and 2.10%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  673     $  703     $  393
   Year 3                                                       $  943     $  927     $  696
   Year 5                                                       $1,233     $1,277     $1,125
   Year 10                                                      $2,056     $2,323     $2,316

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  673     $  203     $  293
   Year 3                                                       $  943     $  627     $  696
   Year 5                                                       $1,233     $1,077     $1,125
   Year 10                                                      $2,056     $2,323     $2,316

 64                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income by investing in non-investment grade debt securities. Growth of capital is a secondary objective.


INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard and Poor's Corporation ("S&P"), or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.


The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


To achieve its goal of high current income, HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities within selected industries that appear from a yield perspective to be attractive. HIMCO assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.



The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.


--------------------------------------------------------------------------------


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.


The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as HIMCO expects, the fund could underperform its peers or lose money.



The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.



The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

THE HARTFORD MUTUAL FUNDS                                                     65

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

99                                                               3.47%
00                                                               0.62%
01                                                               2.89%





 During the periods shown in the bar chart, the highest quarterly return was 6.12% (4th quarter, 2001) and the lowest quarterly return was -3.95% (2nd quarter, 2001)


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                                                          LIFE OF FUND
                                                              1 YEAR    (SINCE 09/30/98)
   Class A Return Before Taxes                                 (1.74%)        1.72%
   Class A Return After Taxes on Distributions                 (4.97%)       (1.47%)
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                 (1.03%)       (0.19%)
   Class B Return Before Taxes                                 (2.93%)        1.53%
   Class C Return Before Taxes                                  0.21%         2.16%
   Lehman Brothers High Yield Corporate Index (reflects no
   deduction for fees, expenses or taxes)                       5.28%         1.11%



INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.


 66                                                    THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.75%      0.75%      0.75%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.34%      0.36%      0.29%
   Total annual operating expenses                             1.44%      2.11%      2.04%
   Fee waiver                                                  0.05%      0.01%
   Net expenses(2)(3)(4)                                       1.39%      2.10%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.40%, 2.10% and 2.10%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  586     $  715     $  407
   Year 3                                                       $  883     $  966     $  739
   Year 5                                                       $1,202     $1,344     $1,197
   Year 10                                                      $2,101     $2,460     $2,463

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  586     $  215     $  307
   Year 3                                                       $  883     $  666     $  739
   Year 5                                                       $1,202     $1,144     $1,197
   Year 10                                                      $2,101     $2,460     $2,463

THE HARTFORD MUTUAL FUNDS                                                     67

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.


INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to maximize total return, to be derived primarily from current income exempt from both federal and Minnesota income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.


INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in securities that generate interest that is not includable in federal gross income or in taxable net income of individuals, estates, and trusts for Minnesota income tax purposes and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax.



The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A", "BBB") or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of December 31, 2001 this range was between 7 and 15 years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

 68                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class E, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)

 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

92                                                               8.74%
93                                                              11.52%
94                                                              -4.25%
95                                                              14.09%
96                                                               2.99%
97                                                               7.76%
98                                                               5.76%
99                                                              -2.57%
00                                                              10.54%
01                                                               3.69%





 During the periods shown in the bar chart, the highest quarterly return was 5.67% (1st quarter, 1995) and the lowest quarterly return was -4.99% (1st quarter, 1994)



(1)Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                                               1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)                               (0.97%)   3.96%     5.19%            N/A
   Class A Return After Taxes on Distributions(1)               (0.97%)   3.89%     5.14%            N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                               (0.97%)   3.16%     4.19%            N/A
   Class B Return Before Taxes(1)                               (2.45%)   3.48%       N/A          4.21%(2)
   Class C Return Before Taxes(1)                                1.69%    3.89%       N/A          5.22%(2)
   Lehman Brothers Municipal Bond Index (reflects no
   deduction for fees, expenses or taxes)                        5.13%    5.98%     6.63%          6.84%(3)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.


(1)Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.



(2)Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.



(3)Return is from 11/30/1994 - 12/31/2001.


THE HARTFORD MUTUAL FUNDS                                                     69

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.72%      0.72%      0.72%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.41%      0.42%      0.33%
   Total annual operating expenses                             1.48%      2.14%      2.05%
   Fee waiver                                                  0.33%      0.29%      0.20%
   Net expenses(2)(3)(4)                                       1.15%      1.85%      1.85%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.85% and 1.85%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  661     $  688     $  386
   Year 3                                                       $  963     $  943     $  718
   Year 5                                                       $1,288     $1,328     $1,178
   Year 10                                                      $2,218     $2,308     $2,460


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  661     $  188     $  286
   Year 3                                                       $  963     $  643     $  718
   Year 5                                                       $1,288     $1,128     $1,178
   Year 10                                                      $2,218     $2,308     $2,460


 70                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to maximize total return, to be derived primarily from current income exempt from federal income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.


INVESTMENT STRATEGY. The fund pursues its objective by primarily investing in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in securities that generate interest that is not includable in gross income for federal income tax purposes and is not an item of tax preference for purposes of the federal alternative minimum tax.



The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by either Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A", "BBB") or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within the four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of December 31, 2001 this range was between 7 and 15 years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

THE HARTFORD MUTUAL FUNDS                                                     71

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class E, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)
 (EXCLUDES SALES CHARGES)

[Chart]

 During the periods shown in the bar chart, the highest quarterly return was 6.23% (1st quarter, 1995) and the lowest quarterly return was -5.32% (1st quarter, 1994)



 (1)Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.



 AVERAGE ANNUAL TOTAL RETURNS


 FOR PERIODS ENDING 12/31/2001


 (INCLUDES SALES CHARGES)



                                                              1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)                              (1.53%)    3.91%     5.32%           N/A
   Class A Return After Taxes on Distributions(1)              (1.64%)    3.83%     5.27%           N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                               1.31%     3.11%     4.30%           N/A
   Class B Return Before Taxes(1)                              (2.83%)    3.46%       N/A         5.42%(2)
   Class C Return Before Taxes(1)                               1.27%     3.86%       N/A         5.55%(2)
   Lehman Brothers Municipal Bond Index (reflects no
   deduction for fees, expenses or taxes)                       5.13%     5.98%     6.63%         6.84%(3)


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.


(1)Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.



(2)Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.



(3)Return is from 11/30/1994 - 12/31/2001.


 72                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.79%      0.79%      0.79%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.45%      0.46%      0.37%
   Total annual operating expenses                             1.59%      2.25%      2.16%
   Fee waiver                                                  0.44%      0.40%      0.31%
   Net expenses(2)(3)(4)                                       1.15%      1.85%      1.85%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.15%, 1.85% and 1.85%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  661     $  688     $  386
   Year 3                                                       $  985     $  967     $  741
   Year 5                                                       $1,335     $1,376     $1,225
   Year 10                                                      $2,334     $2,426     $2,576


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  661     $  188     $  286
   Year 3                                                       $  985     $  667     $  741
   Year 5                                                       $1,335     $1,176     $1,225
   Year 10                                                      $2,334     $2,426     $2,576


THE HARTFORD MUTUAL FUNDS                                                     73

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to maximize total return while providing shareholders with a level of current income consistent with prudent investment risk.


INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.



To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that HIMCO expects to appreciate in value. The fund tends to focus on bonds with an average life of between one and ten years.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

 74                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class E, M and N shares, respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR(1)

 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

92                                                               5.59%
93                                                               8.31%
94                                                              -5.64%
95                                                              15.97%
96                                                               3.36%
97                                                               8.92%
98                                                               8.52%
99                                                              -1.99%
00                                                              11.50%
01                                                               7.49%





 During the periods shown in the bar chart, the highest quarterly return was 5.19% (3rd quarter, 2001) and the lowest quarterly return was -3.60% (1st quarter, 1994)



 (1)Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                                               1 YEAR     5 YEARS    10 YEARS   SINCE INCEPTION
   Class A Return Before Taxes(1)                              2.65%       5.79%      5.54%            N/A
   Class A Return After Taxes on Distributions(1)              0.43%       3.42%      2.88%            N/A
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares(1)                                              0.26%       2.77%      2.33%            N/A
   Class B Return Before Taxes(1)                              1.01%       5.30%        N/A          5.26%(2)
   Class C Return Before Taxes(1)                              5.37%       5.74%        N/A          6.46%(2)
   Lehman Brothers Intermediate Government Index (reflects
   no deduction for fees, expenses or taxes)                   8.42%       7.06%      6.65%       7.35%(3)



INDEX: The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.



(1)Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.



(2)Class B and Class C performance information is based on the inception date of Class M and Class N shares, 11/14/94.



(3)Return is from 11/30/1994 - 12/31/2001.


THE HARTFORD MUTUAL FUNDS                                                     75

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                      4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                              4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.72%      0.72%      0.72%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.36%      0.37%      0.28%
   Total annual operating expenses                             1.43%      2.09%      2.00%
   Fee waiver                                                  0.23%      0.19%      0.10%
   Net expenses(2)(3)(4)                                       1.20%      1.90%      1.90%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.20%, 1.90% and 1.90%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  666     $  693     $  391
   Year 3                                                       $  957     $  937     $  712
   Year 5                                                       $1,271     $1,310     $1,160
   Year 10                                                      $2,166     $2,254     $2,406


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  666     $  193     $  291
   Year 3                                                       $  957     $  637     $  712
   Year 5                                                       $1,271     $1,110     $1,160
   Year 10                                                      $2,166     $2,254     $2,406


 76                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD BOND INCOME STRATEGY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 30% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P) or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds".



The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.



HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.



The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     77

                                          THE HARTFORD BOND INCOME STRATEGY FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)

[Total Return Bar Chart]

97                                                              10.80 %
98                                                               7.48%
99                                                              -2.71%
00                                                              11.26%
01                                                               7.73%


 During the periods shown in the bar chart, the highest quarterly return was 4.10% (4th quarter, 2000) and the lowest quarterly return was -1.52% (2nd quarter, 1997)


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2000
 (INCLUDES SALES CHARGES)


                                                                                  LIFE OF FUND
                                                              1 YEAR   5 YEARS   (SINCE 7/22/96)
   Class A Return Before Taxes                                2.88%     5.81%         6.40%
   Class A Return After Taxes on Distributions                0.84%     3.53%         4.07%
   Class A Return After Taxes on Distributions and Sale of
   Fund Shares                                                1.85%     3.55%         4.01%
   Class B Return Before Taxes                                2.00%     5.88%         6.41%
   Class C Return Before Taxes(1)                             4.86%     5.66%         6.34%
   Lehman Brothers Government/Corporate Bond Index (reflects
   no deduction for fees, expenses or taxes)                  8.50%     7.37%         7.68%(2)
   Lehman Brothers U.S. Aggregate Bond Index (reflects no
   deduction for fees, expenses or taxes)                     8.44%     7.43%         7.73%(2)



INDICES: The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. The fund has changed its benchmark from the Lehman Brothers Government/ Corporate Bond Index to the Lehman Brothers U.S. Aggregate Bond Index because the Lehman Brothers U.S. Aggregate Bond Index is better suited for the investment strategy of the fund.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


(2)Return is from 7/31/1996 - 12/31/2001.


 78                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD BOND INCOME STRATEGY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                     4.50%      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                             4.50%       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                        None(1)   5.00%      1.00%
   Exchange fees                                               None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                            0.65%      0.65%      0.65%
   Distribution and service (12b-1) fees(2)                   0.35%      1.00%      1.00%
   Other expenses                                             0.35%      0.35%      0.28%
   Total annual operating expenses                            1.35%      2.00%      1.93%
   Fee waiver                                                 0.10%      0.05%
   Net expenses(2)(3)(4)                                      1.25%      1.95%



(1)A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.25%, 1.95% and 1.95%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  572     $  700     $  396
   Year 3                                                       $  851     $  928     $  705
   Year 5                                                       $1,151     $1,283     $1,140
   Year 10                                                      $2,000     $2,341     $2,347

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  572     $  200     $  296
   Year 3                                                       $  851     $  628     $  705
   Year 5                                                       $1,151     $1,083     $1,140
   Year 10                                                      $2,000     $2,341     $2,347

THE HARTFORD MUTUAL FUNDS                                                     79

THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.


The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.


--------------------------------------------------------------------------------


MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk and manager risk.


A rise in interest rates could cause a fall in the values of the fund's securities.


Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.



An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.


 80                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS A TOTAL RETURNS BY CALENDAR YEAR
 (EXCLUDES SALES CHARGES)




[Total Return Bar Chart]

97                                                               4.73%
98                                                               4.69%
99                                                               4.32%
00                                                               5.33%
01                                                               3.29%


 During the periods shown in the bar chart, the highest quarterly return was 1.43% (4th quarter, 2000) and the lowest quarterly return was 0.40% (4th quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001
 (INCLUDES SALES CHARGES)


                                           LIFE OF FUND(1)
                        1 YEAR   5 YEARS   (SINCE 7/22/96)
   Class A               3.29%    4.51%         4.51%
   Class B              (2.42%)     N/A         3.35%
   Class C(2)            0.55%      N/A         3.51%
   60-Day Treasury
   Bill Index            3.50%    4.87%         4.89%(3)


INDEX: 60-Day Treasury Bill Index, an unmanaged index of short-term treasury bills.


Please call 1-888-843-7824 for the fund's most recent current and effective yield information.



(1) Class B and Class C performance information is based on the inception date of Class B shares, August 22, 1997.



(2)Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.



(3)Return is from 7/31/1996 - 12/31/2001.


THE HARTFORD MUTUAL FUNDS                                                     81

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                       None      5.00%      2.00%
   Maximum load imposed on purchases as a percentage of
   offering price                                               None       None      1.00%
   Maximum deferred sales charge (load) (as a percentage of
   redemption proceeds)                                         None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.50%      0.50%      0.50%
   Distribution and service (12b-1) fees(2)                    0.35%      1.00%      1.00%
   Other expenses                                              0.34%      0.36%      0.28%
   Total annual operating expenses                             1.19%      1.86%      1.78%
   Fee waiver                                                  0.19%      0.16%      0.08%
   Net expenses(2)(3)(4)                                       1.00%      1.70%      1.70%



(1)A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge.



(2) Although the Rule 12b-1 fee for Class A shares is 0.35% of average net assets, the fund's distributor has contractually agreed to reduce the fee to 0.30% through at least February 28, 2003. This waiver may be discontinued at any time thereafter.



(3) HIFSCO has contractually agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to 1.00%, 1.70% and 1.70%, respectively, through at least February 28, 2003. This policy may be discontinued at any time thereafter.



(4)Expense information in the table has been restated to reflect current fees.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                      CLASS A    CLASS B    CLASS C
   Year 1                                                       $  103     $  674     $  373
   Year 3                                                       $  361     $  874     $  651
   Year 5                                                       $  639     $1,199     $1,055
   Year 10                                                      $1,433     $2,182     $2,181

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                   CLASS A    CLASS B    CLASS C
   Year 1                                                       $  103     $  174     $  273
   Year 3                                                       $  361     $  574     $  651
   Year 5                                                       $  639     $  999     $1,055
   Year 10                                                      $1,433     $2,182     $2,181

 82                                                    THE HARTFORD MUTUAL FUNDS

PRIOR PERFORMANCE OF SIMILAR FUNDS
--------------------------------------------------------------------------------

Because the mutual funds that are the subject of this prospectus (the "Retail Funds") began operations in July, 1996, or later, they have limited operating and performance histories. However, the Advisers Fund, Capital Appreciation Fund, Dividend and Growth Fund, International Opportunities Fund and Stock Fund are modeled after existing funds (the "HLS Funds") that are managed by the same portfolio managers at Wellington Management and have investment objectives, policies and strategies substantially similar to those of the corresponding funds. Depending on the fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings. The HLS Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by The Hartford's affiliates and for certain qualified retirement plans. The HLS Funds listed below are ones advised by The Hartford's affiliates and sub-advised by Wellington Management with substantially similar investment objectives, policies and strategies to their Retail Fund counterparts. Below you will find information about the performance of these HLS Funds.

The table below sets forth each fund, its corresponding HLS Fund, and their respective inception dates and asset sizes as of December 31, 2001. Any fund's future performance may be greater or less than the performance of the corresponding HLS Fund due to, among other things, differences in inception dates, expenses, asset sizes and cash flows.


FUND, INCEPTION DATE*, ASSET SIZE  CORRESPONDING HLS FUND, INCEPTION DATE, ASSET SIZE
---------------------------------  --------------------------------------------------
Advisers                           Hartford Advisers HLS Fund, Inc.
(July 1, 1996)                     (March 31, 1983)
$2,406,369,132                     $12,357,770,001
Capital Appreciation               Hartford Capital Appreciation HLS Fund, Inc.
(July 1, 1996)                     (April 2, 1984)
$3,858,875,852                     $9,127,840,357
Dividend and Growth                Hartford Dividend and Growth HLS Fund, Inc.
(July 1, 1996)                     (March 8, 1994)
$962,304,686                       $3,344,621,834
International Opportunities        Hartford International Opportunities HLS Fund, Inc.
(July 1, 1996)                     (July 2, 1990)
$132,431,335                       $964,210,449
Stock                              Hartford Stock HLS Fund, Inc.
(July 1, 1996)                     (August 31, 1977)
$2,164,056,004                     $8,106,117,528



*The funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996.


The following table shows the average annualized total returns for the HLS Funds for the one, three, five and ten year (or life of the HLS Fund, if shorter) periods ended December 31, 2001. These figures are based on the actual gross investment performance of the HLS Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses for each corresponding Retail Fund are deducted to arrive at the net return. Please remember that past performance is not indicative of future returns.


                                                                                               10 YEARS OR
HLS FUND                                                       1 YEAR    3 YEARS   5 YEARS   SINCE INCEPTION
--------                                                       ------    -------   -------   ---------------
HARTFORD ADVISERS HLS FUND, INC.
(INCEPTION 3/31/83)
   Class A expenses plus maximum load                         (10.55%)   (1.10%)    8.13%          9.70%
   Class A expenses with no load(1)                            (5.34%)    0.78%     9.36%         10.32%
   Class B expenses with redemption                           (11.00%)   (0.93%)    8.31%          9.55%
   Class B expenses without redemption                         (6.00%)    0.08%     8.60%          9.55%
   Class C expenses with maximum load and redemption           (7.94%)   (0.26%)    8.38%          9.44%
   Class C expenses without load or redemption                 (6.00%)    0.08%     8.60%          9.55%


THE HARTFORD MUTUAL FUNDS                                                     83

                                                                                               10 YEARS OR
HLS FUND                                                       1 YEAR    3 YEARS   5 YEARS   SINCE INCEPTION
--------                                                       ------    -------   -------   ---------------
HARTFORD CAPITAL APPRECIATION
HLS FUND, INC. (INCEPTION 4/2/84)
   Class A expenses plus maximum load                         (12.74%)   10.16%    13.19%         15.11%
   Class A expenses with no load(1)                            (7.66%)   12.26%    14.48%         15.76%
   Class B expenses with redemption                           (13.30%)   10.66%    13.44%         14.95%
   Class B expenses without redemption                         (8.30%)   11.47%    13.68%         14.95%
   Class C expenses with maximum load and redemption          (10.22%)   11.10%    13.45%         14.84%
   Class C expenses without load or redemption                 (8.30%)   11.47%    13.68%         14.95%

HARTFORD DIVIDEND AND GROWTH HLS FUND, INC. (INCEPTION
  3/8/94)
   Class A expenses plus maximum load                          (9.97%)    1.22%     9.43%         13.19%
   Class A expenses with no load(1)                            (4.73%)    3.14%    10.67%         14.01%
   Class B expenses with redemption                           (10.39%)    1.46%     9.62%         13.16%
   Class B expenses without redemption                         (5.39%)    2.42%     9.90%         13.21%
   Class C expenses with maximum load and redemption           (7.34%)    2.08%     9.68%         13.07%
   Class C expenses without load or redemption                 (5.39%)    2.42%     9.90%         13.21%

HARTFORD INTERNATIONAL OPPORTUNITIES
HLS FUND, INC. (INCEPTION 7/2/90)
   Class A expenses plus maximum load                         (23.85%)   (4.63%)   (0.65%)         4.18%
   Class A expenses with no load(1)                           (19.41%)   (2.81%)    0.48%          4.77%
   Class B expenses with redemption                           (24.98%)   (4.58%)   (0.63%)         4.04%
   Class B expenses without redemption                        (19.98%)   (3.49%)   (0.23%)         4.04%
   Class C expenses with maximum load and redemption          (21.78%)   (3.81%)   (0.43%)         3.93%
   Class C expenses without load or redemption                (19.98%)   (3.49%)   (0.23%)         4.04%

HARTFORD STOCK HLS FUND, INC. (INCEPTION 8/31/77)
   Class A expenses plus maximum load                         (17.85%)   (3.56%)    9.04%         11.72%
   Class A expenses with no load(1)                           (13.07%)   (1.72%)   10.29%         12.35%
   Class B expenses with redemption                           (18.68%)   (3.47%)    9.24%         11.57%
   Class B expenses without redemption                        (13.68%)   (2.41%)    9.52%         11.57%
   Class C expenses with maximum load and redemption          (15.54%)   (2.73%)    9.30%         11.45%
   Class C expenses without load or redemption                (13.68%)   (2.41%)    9.52%         11.57%


(1) Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Sales Charge Reductions and Waivers" in this Prospectus).

 84                                                    THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY


There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.



The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, securities of small capitalization companies, or securities of issuers in the same industry.


 USE OF MONEY MARKET INVESTMENTS  FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than the Money Market Fund) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.


 USE OF OPTIONS, FUTURES AND  OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.

 FOREIGN INVESTMENTS


The funds, other than the Money Market Fund, U.S. Government Securities Fund, Tax-Free National Fund and Tax-Free Minnesota Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.


Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement

THE HARTFORD MUTUAL FUNDS                                                     85
problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


 FOREIGN INVESTMENTS AND  EMERGING MARKETS


International Small Company Fund and International Capital Appreciation Fund may invest in foreign investments and emerging markets as part of their principal investment strategy. All other funds, except Money Market Fund, U.S. Government Securities Fund, Tax-Free National Fund and Tax-Free Minnesota Fund, may invest in foreign investments and emerging markets, but not as a principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES


Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, International Small Company Fund, SmallCap Growth Fund, Small Company Fund, Capital Appreciation Fund, Growth Opportunities Fund, and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. International Capital Appreciation Fund, International Opportunities Fund, Global Leaders Fund, Focus Fund, MidCap Value Fund, MidCap Fund, Growth Fund, Stock Fund, Growth and Income Fund, Value Fund, Dividend and Growth Fund, Advisers Fund, High Yield Fund and Bond Income Strategy Fund may hold securities of such companies, but not as a principal investment strategy.



Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.


 THE FINANCIAL SERVICES SECTOR

The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service industries and can be significantly affected by availability and cost of capital, changes in interest rates and price competition. In addition, various industries of this sector are subject to risks specific to their businesses.

The banking industry will be significantly affected by the recent adoption of federal legislation that has diminished the separation between commercial and investment banking businesses and changed the laws governing capitalization and the savings and loan industry. While providing diversification, this legislation could expose banks to well-financed competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded banks. In addition, general economic conditions greatly impact banks that face exposure to credit losses and banks can be significantly affected by interest rate changes.

 86                                                    THE HARTFORD MUTUAL FUNDS

The brokerage and investment management industry (and certain segments of the life insurance industry) is significantly affected by changes in government regulations, brokerage commission structure, large capital requirements and a very competitive environment. The performance of companies in the brokerage and investment management businesses can be closely tied to the performance of the securities markets and can suffer substantially during market declines. Revenues can also depend on overall market activity.

The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of reserves and cash flows, the inability of reinsurance carriers to pay claims, liability for coverage of environmental clean-up costs from past years and unidentified liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels and can be adversely affected by proposed or potential tax law changes. For example, possible changes in government regulations affecting the health care system could have a dramatic impact on the health insurance industry in the future.

The residential finance and mortgage industry can be significantly affected by changes in government regulation, interest rate movements, home mortgage demand, refinancing activity and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at federally insured institutions (in response to high failure rates) have mandated higher capital ratios and more prudent lending. Reduced capacity among insured institutions has created growth opportunities for uninsured companies and secondary market products to fulfill unmet demand for home finance. Change continues in the origination, packaging, selling, holding and insuring of home finance products.

 ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.



 CONSEQUENCES OF PORTFOLIO  TRADING PRACTICES



Global Financial Services Fund, Global Technology Fund, International Small Company Fund, International Capital Appreciation Fund, International Opportunities Fund, Global Leaders Fund, Focus Fund, SmallCap Growth Fund, Small Company Fund, Capital Appreciation Fund, Growth Opportunities Fund, MidCap Fund, Value Opportunities Fund, Growth Fund and Bond Income Strategy Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.


 TERMS USED IN THIS PROSPECTUS


Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock.



Foreign Issuers: (1) Companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States.


Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.


Certain funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy.


 ADDITIONAL INVESTMENT STRATEGIES  AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).


THE HARTFORD MUTUAL FUNDS                                                     87

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $181.2 billion in assets as of December 31, 2001. At the same time, HIFSCO had over $16 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.


 THE INVESTMENT SUB-ADVISERS


Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those subadvised by HIMCO. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001 Wellington Management had investment management authority over approximately $311 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



The Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to the Bond Income Strategy Fund, High Yield Fund, Money Market Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2001 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $75.4 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND AND FOCUS FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         1.00%
Next $500,000,000                          0.95%
Amount Over $1 Billion                     0.90%

INTERNATIONAL SMALL COMPANY FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         1.00%
Next $500,000,000                          0.90%
Amount Over $1 Billion                     0.85%


SMALLCAP GROWTH FUND, GROWTH OPPORTUNITIES FUND, VALUE OPPORTUNITIES FUND AND GROWTH FUND



NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $100,000,000                         1.00%
Next $150,000,000                          0.80%
Amount Over $250 Million                   0.70%


INTERNATIONAL OPPORTUNITIES FUND, GLOBAL LEADERS FUND, SMALL COMPANY FUND, MIDCAP VALUE FUND AND MIDCAP FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.85%
Next $500,000,000                          0.75%
Amount Over $1 Billion                     0.70%


U.S. GOVERNMENT SECURITIES FUND AND TAX-FREE NATIONAL FUND



NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $50,000,000                          0.80%
Amount Over $50,000,000                    0.70%


CAPITAL APPRECIATION FUND, STOCK FUND, GROWTH AND INCOME FUND AND VALUE FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.80%
Next $500,000,000                          0.70%
Amount Over $1 Billion                     0.65%

DIVIDEND AND GROWTH FUND, ADVISERS FUND AND HIGH YIELD FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.75%
Next $500,000,000                          0.65%
Amount Over $1 Billion                     0.60%

 88                                                    THE HARTFORD MUTUAL FUNDS

TAX-FREE MINNESOTA FUND



NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $50,000,000                          0.72%
Amount Over $50,000,000                    0.70%


BOND INCOME STRATEGY FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.65%
Next $500,000,000                          0.55%
Amount Over $1 Billion                     0.50%

MONEY MARKET FUND

NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.50%
Next $500,000,000                          0.45%
Amount Over $1 Billion                     0.40%


For each fund's fiscal year ended October 31, 2001, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:



FUND NAME                                             10/31/2001
---------                                             ----------
The Hartford Global Communications Fund                  1.00%
The Hartford Global Financial Services Fund              1.00%
The Hartford Global Health Fund                          1.00%
The Hartford Global Technology Fund                      1.00%
The Hartford International Small Company Fund(2)(4)      1.00%
The Hartford International Capital Appreciation
 Fund(2)(4)                                              1.00%
The Hartford International Opportunities Fund            0.85%
The Hartford Global Leaders Fund                         0.85%
The Hartford Focus Fund(1)(4)                            1.00%
The Hartford SmallCap Growth Fund(3)(4)                  0.86%
The Hartford Small Company Fund                          0.85%
The Hartford Capital Appreciation Fund                   0.68%
The Hartford Growth Opportunities Fund(3)(4)             0.74%
The Hartford MidCap Value Fund(2)(4)                     0.85%
The Hartford MidCap Fund                                 0.79%
The Hartford Value Opportunities Fund(3)(4)              1.00%
The Hartford Growth Fund(3)(4)                           0.77%
The Hartford Stock Fund                                  0.70%
The Hartford Growth and Income Fund                      0.80%
The Hartford Value Fund(2)(4)                            0.80%
The Hartford Dividend and Growth Fund                    0.73%
The Hartford Advisers Fund                               0.65%
The Hartford High Yield Fund                             0.75%
The Hartford Tax-Free Minnesota Fund(3)(4)               0.72%
The Hartford Tax-Free National Fund(3)(4)                0.79%
The Hartford U.S. Government Securities Fund(3)(4)       0.72%
The Hartford Bond Income Strategy Fund                   0.65%
The Hartford Money Market Fund                           0.50%



(1) Fund commenced operations May 24, 2001.

(2) Fund commenced operations April 30, 2001.

(3)Does not include an amount received by the fund's previous investment adviser for the period prior to April 2, 2001.

(4) Annualized.
 PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.



GLOBAL COMMUNICATIONS FUND  This fund has been managed since its inception
(2000) by Wellington Management using a team of its global industry analysts that specialize in the communications industry.



GLOBAL FINANCIAL SERVICES FUND  This fund has been managed since its inception
(2000) by Wellington Management using a team of its global industry analysts that specialize in the financial services industry.



GLOBAL HEALTH FUND This fund has been managed since its inception (2000) by Wellington Management using a team of its global industry analysts that specialize in the health care sector.



GLOBAL TECHNOLOGY FUND This fund has been managed since its inception (2000) by Wellington Management using a team of its global industry analysts that specialize in the technology sector.



INTERNATIONAL SMALL COMPANY FUND  This fund has been managed since its inception
(2001) by Edward L. Makin. Edward L. Makin is a Vice President of Wellington Management. He joined Wellington Management in 1994, and has been an investment professional since 1987.



INTERNATIONAL CAPITAL APPRECIATION FUND This fund has been managed since its inception (2001) by Andrew S. Offit. Andrew S. Offit is a Senior Vice President of Wellington Management. He joined Wellington Management in 1997, and has been an investment professional since 1987.



INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Skramstad joined Wellington Management in 1993 and has been an investment professional since 1990. Andrew S. Offit, Senior Vice President of Wellington Management, has served as associate portfolio manager of the fund since 1997. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.


GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President of Wellington Management, has served as portfolio manager or co-portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.

FOCUS FUND   The fund is managed by Rand L. Alexander, with Maya K. Bittar as associate portfolio manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander

THE HARTFORD MUTUAL FUNDS                                                     89
joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been associate portfolio manager of the fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.


SMALLCAP GROWTH FUND   James A. Rullo and David J. Elliott have been primarily
responsible for the day-to-day management of the fund since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management in 1994 and has been an investment professional since that time. Mr. Elliott, Vice President of Wellington Management, joined Wellington Management in 1995 and has been an investment professional since 1999.


SMALL COMPANY FUND   Steven C. Angeli, Vice President of Wellington Management,
has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management in 1994 and has been an investment professional since 1990.

CAPITAL APPRECIATION FUND   Saul J. Pannell, Senior Vice President of Wellington
Management, has served as portfolio manager of the fund since its inception
(1996). Mr. Pannell joined Wellington Management in 1979 and has been an investment professional since 1974.


GROWTH OPPORTUNITIES FUND   Michael Carmen has been primarily responsible for
the day-to-day management of the fund since April 2, 2001. Mr. Carmen, Vice President of Wellington Management, joined Wellington Management in 1999. Prior to joining Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).


MIDCAP VALUE FUND   The fund is managed by Wellington Management using a team of analysts led by James N. Mordy that specialize in value oriented investing. Mr. Mordy is Senior Vice President of Wellington Management and has led the team since April, 2001. He joined Wellington Management in 1985 and has been an investment professional since that time.

MIDCAP FUND   Phillip H. Perelmuter, Senior Vice President of Wellington
Management, has served as portfolio manager of the fund since its inception
(1997). Mr. Perelmuter joined Wellington Management in 1995 and has been an investment professional since 1983.


VALUE OPPORTUNITIES FUND   James H. Averill, David R. Fassnacht and James N.
Mordy have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Averill, Senior Vice President of Wellington Management, joined Wellington Management in 1986. Mr. Fassnacht, Vice President of Wellington Management, joined Wellington Management in 1991 and has been an investment professional since 1988. Mr. Mordy, Senior Vice President of Wellington Management, joined Wellington Management in 1985 and has been an investment professional since that time.



GROWTH FUND   Andrew J. Shilling has been primarily responsible for the
day-to-day management of the fund since April 2, 2001. Mr. Shilling, Vice President of Wellington Management, joined Wellington Management in 1994.


STOCK FUND   The fund is managed by Rand L. Alexander, with Maya K. Bittar as associate portfolio manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been associate portfolio manager of the fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.

GROWTH AND INCOME FUND   James A. Rullo, Senior Vice President of Wellington
Management, has served as portfolio manager of the fund since its inception
(1998). Mr. Rullo joined Wellington Management in 1994 and has been an investment professional since 1987.

VALUE FUND   This fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing. John
R. Ryan is a Senior Vice President and Managing Partner of Wellington Management. He joined Wellington Management in 1981 and has been an investment professional since 1981.


DIVIDEND AND GROWTH FUND   The fund is managed by Edward P. Bousa. Mr. Bousa is
Vice President of Wellington Management and has served as portfolio manager of the fund since July, 2001. Mr. Bousa joined Wellington Management in 2000 and has been an investment professional since 1980. Previously Mr. Bousa was employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982.


ADVISERS FUND   Paul D. Kaplan and Rand L. Alexander, Senior Vice Presidents of
Wellington Management, have served as co-portfolio managers of the fund since its inception (1996). Mr. Kaplan joined

 90                                                    THE HARTFORD MUTUAL FUNDS

Wellington Management in 1982 and has been an investment professional since 1974. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.


HIGH YIELD FUND   The fund is managed by Alison D. Granger, with Christine
Mozonski as associate portfolio manager.


Alison D. Granger, Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1998). Ms. Granger joined HIMCO in 1993 and has been an investment professional since 1981.


Christine Mozonski, Vice President of HIMCO, has served as associate portfolio manager of the fund since July 2000. Ms. Mozonski joined HIMCO in June 1992 and has been an investment professional since that time.



TAX-FREE MINNESOTA FUND   Charles Grande has been primarily responsible for the
day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.



TAX-FREE NATIONAL FUND   Charles Grande has been primarily responsible for the
day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.



U.S. GOVERNMENT SECURITIES FUND   Peter Perrotti has been primarily responsible
for the day-to-day management of the fund since April 2, 2001. Mr. Perrotti, Senior Vice President of HIMCO, joined HIMCO in 1992 and has managed debt securities since that time.


BOND INCOME STRATEGY FUND   Alison D. Granger, Senior Vice President of HIMCO,
has served as portfolio manager of the fund since its inception (1996). Ms. Granger joined HIMCO in 1993 and has been an investment professional since 1981.

MONEY MARKET FUND   William H. Davison, Jr., Senior Vice President of HIMCO, has
served as portfolio manager of the fund since its inception (1996). Mr. Davison joined HIMCO in 1990 and has been an investment professional since 1981.

THE HARTFORD MUTUAL FUNDS                                                     91

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $500,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.


 CLASS A


- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".


- Distribution and service (12b-1) fees of 0.35% (currently 0.30% due to waiver by the distributor).

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.


- Distribution and service (12b-1) fees of 1.00%.


- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- 1% front-end sales charge.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front end sales load.


ALL FUNDS EXCEPT FOR THE HARTFORD INCOME FUNDS


                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        5.50%       5.82%          4.75%
$ 50,000 -- $ 99,999     4.50%       4.71%          4.00%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.00%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)       0%          0%             0%


THE HARTFORD INCOME FUNDS, EXCEPT FOR THE HARTFORD MONEY MARKET FUND



                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        4.50%       4.71%          3.75%
$ 50,000 -- $ 99,999     4.00%       4.17%          3.50%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.00%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)       0%          0%             0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".


CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below.

 92                                                    THE HARTFORD MUTUAL FUNDS

There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:


YEARS AFTER
PURCHASE                                      CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%


CLASS C sales charges for all funds, regardless of the amount that is being purchased, are as follows:



 FRONT-END SALES CHARGE

                            DEALER
                          COMMISSION
AS A % OF    AS A % OF   AS PERCENTAGE
OFFERING        NET       OF OFFERING
PRICE        INVESTMENT      PRICE
               1.01%
   1.00%                     1.00%

YEARS AFTER
PURCHASE                                      CDSC
1st year                                     1.00%
After 1 year                                 None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies the fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner:



- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (including The Hartford Money Market Fund) you or members of your family already own to the amount of your next Class A investment for purposes of calculating the sales charge. In addition, if you are a natural person who owns certain annuities or variable life insurance products that are issued by entities associated with The Hartford, the current account value of your contract or policy will be included. The eligible annuity and life insurance products are discussed in the funds' Statement of Additional Information. Participants in retirement plans receive breakpoints at the plan level. You must notify your broker, and your broker must notify the funds, that you are eligible for this privilege each time you make a purchase.



- LETTER OF INTENT -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.


- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

    (1) to return excess contributions,

    (2) hardship withdrawals as defined in the plan,

    (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

    (4) to meet minimum distribution requirements under the Internal Revenue
        Code,

    (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

    (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling brokers and their employees and sales representatives,

THE HARTFORD MUTUAL FUNDS                                                     93

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,


- individuals purchasing shares with the proceeds from shares redeemed from another fund complex within the last 60 days on which an initial or contingent deferred sales charge was paid (1% CDSC applies if redeemed within 18 months),



-individuals purchasing shares with the proceeds from an eligible rollover distribution from a Hartford Life Insurance Company variable annuity contract or funding agreement within a 457, 403(b) or governmental 401 plan,



- participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,


- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,


- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),



-as described further in the Statement of Additional Information, certain individuals who owned, as of the date of this prospectus, shares of SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund, Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund.


The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CLASS C shares may be purchased without a front-end sales charge when purchased through a broker-dealer that has entered into an agreement with the distributor to waive this charge.


ADDITIONAL COMPENSATION TO BROKERS In addition to the commissions described above, the distributor pays additional compensation to dealers based on a number of factors described in the funds' SAI. This additional compensation is not paid by you.


 OPENING AN ACCOUNT


NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.


1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is as follows:

    - non-retirement accounts: $500

    - retirement accounts: $250

    - Automatic Investment Plans: $25 to open; you must invest at least $25 a month

    - subsequent investments: $25

  Minimum investment amounts may be waived for certain retirement accounts including IRAs and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4 Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.


                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


 94                                                    THE HARTFORD MUTUAL FUNDS

 BUYING SHARES


              OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
 BY CHECK
              - Make out a check for the investment amount,      - Make out a check for the investment amount,
  [CHECK        payable to "The Hartford Mutual Funds"             payable to "The Hartford Mutual Funds"
  GRAPHIC]
              - Deliver the check and your completed             - Fill out the detachable investment slip from
                application to your financial representative,    an account statement. If no slip is available,
                plan administrator or mail to the address          include a note specifying the fund name, your
                listed below.                                      share class, your account number and the
                                                                   name(s) in which the account is registered.
                                                                 - Deliver the check and your investment slip or
                                                                   note to your financial representative, plan
                                                                   administrator or mail to the address listed
                                                                   below.
 BY EXCHANGE
              - Call your financial representative, plan         - Call your financial representative, plan
  [ARROW        administrator or the transfer agent at the         administrator or the transfer agent at the
  GRAPHIC]      number below to request an exchange. The           number below to request an exchange. The
                minimum exchange amount is $500 per fund.          minimum exchange amount is $500 per fund.
 BY WIRE
              - Deliver your completed application to your       - Instruct your bank to wire the amount of your
  [COMPUTER     financial representative, or mail it to the        investment to:
  GRAPHIC]      address below.                                       U.S. Bank National Association
                                                                     ABA #091000022, credit account no:
              - Obtain your account number by calling your           1-702-2514-1341
                financial representative or the phone number         The Hartford Mutual Funds Purchase Account
                below.                                               For further credit to: (your name)
                                                                     Hartford Mutual Funds Account Number: (your
              - Instruct your bank to wire the amount of your      account number)
                investment to:
                  U.S. Bank National Association                 Specify the fund name, your share class, your
                  ABA #091000022, credit account no:               account number and the name(s) in which the
                  1-702-2514-1341                                  account is registered. Your bank may charge a
                  The Hartford Mutual Funds Purchase Account       fee to wire funds.
                  For further credit to: (your name)
                  Hartford Mutual Funds Account Number: (your
                account number)
              Specify the fund name, your choice of share
                class, the new account number and the name(s)
                in which the account is registered. Your bank
                may charge a fee to wire funds.
 BY PHONE
              - See "By Wire" and "By Exchange"                  - Verify that your bank or credit union is a
  [PHONE                                                           member of the Automated Clearing House (ACH)
  GRAPHIC]                                                         system.
                                                                 - Complete the "Telephone Exchanges and
                                                                   Telephone Redemption" and "Bank Account or
                                                                   Credit Union Information" sections on your
                                                                   account application.
                                                                 - Call the transfer agent at the number below
                                                                 to verify that these features are in place on
                                                                   your account.
                                                                 - Tell the transfer agent representative the
                                                                 fund name, your share class, your account
                                                                   number, the name(s) in which the account is
                                                                   registered and the amount of your investment.
To open or add to an account using the Automatic Investment
Plan, see "Additional Investor Services".



                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.



THE HARTFORD MUTUAL FUNDS                                                     95

 SELLING SHARES


 BY LETTER
                - Write a letter of instruction or complete a power of
  [LETTER       attorney indicating the fund name, your share class, your
  GRAPHIC]        account number, the name(s) in which the account is
                  registered and the dollar value or number of shares you
                  wish to sell.
                - Include all signatures and any additional documents that may be required (see next page).
                - Mail the materials to the address below or to your plan
                administrator.
                - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                  letter of instruction.
 BY PHONE
                - Restricted to sales of up to $50,000 in any 7-day period.
  [PHONE
  GRAPHIC]      - To place your order with a representative, call the
                transfer agent at the number below between 8 A.M. and 7 P.M.
                  Eastern Time Monday through Thursday and between 8 A.M.
                  and 6 P.M. on Friday. Generally, orders received after 4
                  P.M. Eastern Time will receive the next business day's
                  offering price.
                - For automated service 24 hours a day using your touch-tone phone, call the number below.
 BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
                - Fill out the "Telephone Exchanges and Telephone
  [COMPUTER     Redemption" and "Bank Account or Credit Union Information"
  GRAPHIC]        sections of your new account application.
                - Call the transfer agent to verify that the telephone
                redemption privilege is in place on an account, or to
                  request the forms to add it to an existing account.
                - Generally, amounts of $1,000 or more will be wired on the next business day. Your bank may charge a fee for this
                  service.
                - Amounts of less than $1,000 may be sent by EFT or by
                check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.
                - Phone requests are limited to amounts up to $50,000 in a
                7-day period.
 BY EXCHANGE
                - Obtain a current prospectus for the fund into which you
  [ARROW        are exchanging by calling your financial representative or
  GRAPHIC]        the transfer agent at the number below.
                - Call your financial representative or the transfer agent to request an exchange.
 BY CHECK -- APPLIES TO MONEY MARKET FUND (CLASS A SHARES ONLY)
                -Fill out the checkwriting section of the application
  [CHECK
  GRAPHIC]      -Request checkwriting on your account application
                -Verify that the shares to be sold were purchased more than
                10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.
                -Write a check for any amount over $100 and sign each check as designated on the account application signature card.
                -You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
                -You may not write a check for the entire value of your
                account or close your account by writing a check.
                -If the amount of your check is greater than the value of
                your Money Market Fund account, the fund will return your
                 check for insufficient funds and your account will be
                 charged a $20 service fee.

To sell shares through a systematic withdrawal plan, see "Additional
  Investor Services".



                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.



 96                                                    THE HARTFORD MUTUAL FUNDS

 SELLING SHARES IN WRITING

 BY LETTER

  In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

                -   your address of record has changed within the past 30 days
   [LETTER
    GRAPHIC]    -   you are selling more than $50,000 worth of shares
                -   you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)
  Please note that a notary public CANNOT provide a signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.
 REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER
    OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
    ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.

                -   Letter of instruction.
                - On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.
                -   Signature guarantee if applicable (see above).
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.

                -   Letter of instruction.
                - Corporate resolution, certified within the past twelve months.
                - On the letter and the resolution, the signature of the person(s) authorized to sign for the account.
                -   Signature guarantee if applicable (see above).
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS.

                -   Letter of instruction.
                -   On the letter, the signature(s) of the trustee(s).
                - Provide a copy of the trust document certified within the past twelve months.
                -   Signature guarantee if applicable (see above).
    JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.

                -   Letter of instruction signed by surviving tenant.
                -   Copy of death certificate.
                -   Signature guarantee if applicable (see above).
    EXECUTORS OF SHAREHOLDER ESTATES.

                -   Letter of instruction signed by executor.
                - Copy of order appointing executor, certified within the past twelve months.
                -   Signature guarantee if applicable (see above).
    ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT TYPES
    NOT LISTED ABOVE.

                -   Call 1-888-843-7824 for instructions.


                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     97

TRANSACTION POLICIES
--------------------------------------------------------------------------------

 VALUATION OF SHARES


The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). Except for the Money Market Fund, the funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.



Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.


 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.


 REQUESTS IN "GOOD ORDER"


All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

 EXCHANGES


You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.



If you own Class L, M, N, H, Z or E shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.


 RIGHT TO REJECT PURCHASE ORDERS/  MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs

 98                                                    THE HARTFORD MUTUAL FUNDS
for all shareholders, the funds limit account activity as follows:

- you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);

- the funds may refuse a share purchase at any time, for any reason;

- the funds may revoke an investor's exchange privilege at any time, for any reason.

"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 SMALL ACCOUNTS  (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

 SALES IN ADVANCE OF  PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS



Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS



All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.


If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:



- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances


- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter


Every year you should also receive, if applicable, a Form 1099-DIV tax information statement.


If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Growth and Income Fund, Dividend and Growth Fund and Advisers Fund are declared and paid quarterly. Dividends from the net investment income of the Bond Income Strategy Fund, High Yield Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.



If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends,


THE HARTFORD MUTUAL FUNDS                                                     99
regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.



TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as capital gains and distributions from short-term capital gains and income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Tax rates may vary depending on how long a fund investment is held.


The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.


TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.



TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS) Tax-Free Minnesota Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in tax-exempt obligations subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes.



Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a fund's net long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time during which you have held your shares of the fund. Information about the tax status of each year's distributions will be mailed to you annually.



TAXES ON TRANSACTIONS (TAX-FREE FUNDS) If you sell or exchange your funds' shares, you will have a taxable event that may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.



MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of each fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.


 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application.


- If you are using AIP to open an account, make out a check ($25 minimum) for your first investment amount payable to "The Hartford Mutual Funds." Deliver your check and application to your financial representative or the transfer agent.



SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:


- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).


- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A signature guarantee is required if the payee is someone other than the registered owner.


- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- FILL OUT THE RELEVANT PART OF THE ACCOUNT APPLICATION. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

 100                                                   THE HARTFORD MUTUAL FUNDS

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Fill out the relevant part of the account application.


- Be sure that the amount is for $50 or more.


- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.


RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.


DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.


DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.



If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.


THE HARTFORD MUTUAL FUNDS                                                    101

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GLOBAL COMMUNICATIONS FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                               CLASS A -      CLASS B -      CLASS C -
                                                              YEAR ENDED:    YEAR ENDED:    YEAR ENDED:
                                                              10/31/2001     10/31/2001     10/31/2001
                                                              -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $10.00         $10.00         $10.00

Income from investment operations:

Net investment income (loss)                                      (0.02)         (0.05)         (0.05)

Net realized and unrealized gain (loss) on investments            (5.41)         (5.41)         (5.41)
                                                                -------        -------        -------

Total from investment operations                                  (5.43)         (5.46)         (5.46)

Less distributions:

  Dividends from net investment income                             0.00           0.00           0.00

  Distributions from capital gains                                 0.00           0.00           0.00

  Return of capital                                                0.00           0.00           0.00
                                                                -------        -------        -------

Total distributions                                                0.00           0.00           0.00
                                                                -------        -------        -------

Net asset value, end of period                                    $4.57          $4.54          $4.54
                                                                =======        =======        =======

TOTAL RETURN(1)                                                 (54.30%)       (54.60%)       (54.60%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                         $4,050           $832           $875

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.73%          2.46%          2.44%

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.66%          2.36%          2.36%

Ratio of net investment income (loss) to average net assets      (0.42%)        (1.12%)        (1.12%)

Portfolio turnover rate(2)                                        84.3%          84.3%          84.3%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

 102                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                               CLASS A -      CLASS B -      CLASS C -
                                                              YEAR ENDED:    YEAR ENDED:    YEAR ENDED:
                                                              10/31/2000     10/31/2000     10/31/2000
                                                              -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $10.00         $10.00         $10.00

Income from investment operations:

Net investment income (loss)                                       0.02          (0.03)         (0.03)

Net realized and unrealized gain (loss) on investments            (0.65)         (0.67)         (0.67)
                                                                -------        -------        -------

Total from investment operations                                  (0.63)         (0.70)         (0.70)

Less distributions:

  Dividends from net investment income                             0.00           0.00           0.00

  Distributions from capital gains                                 0.00           0.00           0.00

  Return of capital                                                0.00           0.00           0.00
                                                                -------        -------        -------

Total distributions                                                0.00           0.00           0.00
                                                                -------        -------        -------

Net asset value, end of period                                    $9.37          $9.30          $9.30
                                                                =======        =======        =======

TOTAL RETURN(1)                                                  (6.30%)        (7.00%)        (7.00%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                         $9,946         $2,052         $2,053

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.89%          2.61%          2.60%

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.70%          2.40%          2.40%

Ratio of net investment income (loss) to average net assets       0.25%         (0.45%)        (0.45%)

Portfolio turnover rate(2)                                       115.2%         115.2%         115.2%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

THE HARTFORD MUTUAL FUNDS                                                    103

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GLOBAL HEALTH FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                          CLASS A -                     CLASS B -                     CLASS C -
                                           CLASS A -    PERIOD ENDED:    CLASS B -    PERIOD ENDED:    CLASS C -    PERIOD ENDED:
                                          YEAR ENDED:    5/1/2000 -     YEAR ENDED:    5/1/2000 -     YEAR ENDED:    5/1/2000 -
                                          10/31/2001    10/31/2000(1)   10/31/2001    10/31/2000(1)   10/31/2001    10/31/2000(1)
                                          -----------   -------------   -----------   -------------   -----------   -------------

PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period         $13.86         $10.00         $13.81         $10.00         $13.81        $10.00

Income from investment operations:

Net investment income (loss)                  (0.06)         (0.01)         (0.12)         (0.04)         (0.13)        (0.04)

Net realized and unrealized gain (loss)
  on investments                               0.23           3.87           0.18           3.85           0.20          3.85
                                           --------       --------        -------        -------        -------        ------

Total from investment operations               0.17           3.86           0.06           3.81           0.07          3.81

Less distributions:

  Dividends from net investment income         0.00           0.00           0.00           0.00           0.00          0.00

  Distributions from capital gains            (0.56)          0.00          (0.56)          0.00          (0.56)         0.00

  Return of capital                            0.00           0.00           0.00           0.00           0.00          0.00
                                           --------       --------        -------        -------        -------        ------

Total distributions                           (0.56)          0.00          (0.56)          0.00          (0.56)         0.00
                                           --------       --------        -------        -------        -------        ------

Net asset value, end of period               $13.47         $13.86         $13.31         $13.81         $13.32        $13.81
                                           ========       ========        =======        =======        =======        ======

TOTAL RETURN(2)                               1.18%         38.74%(5)       0.36%         38.24%(5)       0.43%        38.24%(5)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)    $98,971        $44,917        $42,578        $20,574        $44,306       $26,830

Ratio of expenses to average net assets
  before waivers and reimbursements           1.67%          1.72%(4)       2.36%          2.43%(4)       2.33%         2.40%(4)

Ratio of expenses to average net assets
  after waivers and reimbursements            1.62%          1.65%(4)       2.35%          2.35%(4)       2.33%         2.35%(4)

Ratio of net investment income (loss) to
  average net assets                         (0.61%)        (0.33%)(4)     (1.33%)        (1.03%)(4)     (1.31%)       (1.03%)(4)

Portfolio turnover rate(3)                    57.7%          92.0%          57.7%          92.0%          57.7%         92.0%


(1) The fund became effective and open for investment on May 1, 2000.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.

 104                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GLOBAL TECHNOLOGY FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                          CLASS A -                     CLASS B -                     CLASS C -
                                           CLASS A -    PERIOD ENDED:    CLASS B -    PERIOD ENDED:    CLASS C -    PERIOD ENDED:
                                          YEAR ENDED:    5/1/2000 -     YEAR ENDED:    5/1/2000 -     YEAR ENDED:    5/1/2000 -
                                          10/31/2001    10/31/2000(1)   10/31/2001    10/31/2000(1)   10/31/2001    10/31/2000(1)
                                          -----------   -------------   -----------   -------------   -----------   -------------

PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period          $8.72         $10.00          $8.68         $10.00          $8.68         $10.00

Income from Investment Operations:

Net investment income (loss)                  (0.08)         (0.05)         (0.11)         (0.07)         (0.11)         (0.06)

Net realized and unrealized gain (loss)
  on investments                              (4.55)         (1.23)         (4.53)         (1.25)         (4.52)         (1.26)
                                           --------       --------       --------       --------       --------       --------

Total from investment operations              (4.63)         (1.28)         (4.64)         (1.32)         (4.63)         (1.32)

Less distributions:

  Dividends from net investment income         0.00           0.00           0.00           0.00           0.00           0.00

  Distributions from capital gains            (0.08)          0.00          (0.08)          0.00          (0.08)          0.00

  Return of capital                            0.00           0.00           0.00           0.00           0.00           0.00
                                           --------       --------       --------       --------       --------       --------

Total distributions                           (0.08)          0.00          (0.08)          0.00          (0.08)          0.00
                                           --------       --------       --------       --------       --------       --------

Net asset value, end of period                $4.01          $8.72          $3.96          $8.68          $3.97          $8.68
                                           ========       ========       ========       ========       ========       ========

TOTAL RETURN(2)                             (53.56%)       (14.26%)(5)    (53.93%)       (14.65%)(5)    (53.81%)       (14.65%)(5)
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)    $28,824        $33,221        $10,962        $15,676        $15,581        $21,615

Ratio of expenses to average net assets
  before waivers and reimbursements           1.71%          1.77%(4)       2.43%          2.46%(4)       2.37%          2.43%(4)

Ratio of expenses to average net assets
  after waivers and reimbursements            1.66%          1.66%(4)       2.36%          2.35%(4)       2.36%          2.35%(4)

Ratio of net investment income (loss) to
  average net assets                         (1.24%)        (1.37%)(4)     (1.94%)        (2.07%)(4)     (1.94%)        (2.07%)(4)

Portfolio turnover rate(3)                   252.8%        103.69%         252.8%        103.69%         252.8%        103.69%


(1) The fund became effective and open for investment on May 1, 2000.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.

THE HARTFORD MUTUAL FUNDS                                                    105

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                CLASS A -        CLASS B -        CLASS C -
                                                              PERIOD ENDED:    PERIOD ENDED:    PERIOD ENDED:
                                                               4/30/2001-       4/30/2001-       4/30/2001-
                                                              10/31/2001(1)    10/31/2001(1)    10/31/2001(1)
                                                              -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $10.00           $10.00           $10.00

Income from investment operations:

Net investment income (loss)                                        0.04             0.00(6)          0.01

Net realized and unrealized gain (loss) on investments             (1.22)           (1.19)           (1.23)
                                                                 -------          -------          -------

Total from investment operations                                   (1.18)           (1.19)           (1.22)

Less distributions:

  Dividends from net investment income                              0.00             0.00             0.00

  Distributions from capital gains                                  0.00             0.00             0.00

  Return of capital                                                 0.00             0.00             0.00
                                                                 -------          -------          -------

Total distributions                                                 0.00             0.00             0.00
                                                                 -------          -------          -------

Net asset value, end of period                                     $8.82            $8.81            $8.78
                                                                 =======          =======          =======

TOTAL RETURN(2)                                                  (11.80%)(5)      (11.90%)(5)      (12.20%)(5)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                          $2,156             $275             $425

Ratio of expenses to average net assets before waivers and
  reimbursements                                                   3.46%(4)         4.12%(4)         4.12%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.65%(4)         2.35%(4)         2.35%(4)

Ratio of net investment income (loss) to average net assets        0.86%(4)         0.16%(4)         0.16%(4)

Portfolio turnover rate(3)                                        128.1%           128.1%           128.1%

(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Net Investment Income (Loss) is less than a penny a share.

 106                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                CLASS A -        CLASS B -        CLASS C -
                                                              PERIOD ENDED:    PERIOD ENDED:    PERIOD ENDED:
                                                               4/30/2001-       4/30/2001-       4/30/2001-
                                                              10/31/2001(1)    10/31/2001(1)    10/31/2001(1)
                                                              -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $10.00           $10.00           $10.00

Income from investment operations:

Net investment income (loss)                                        0.00(6)         (0.03)           (0.02)

Net realized and unrealized gain (loss) on investments             (2.38)           (2.38)           (2.39)
                                                                 -------          -------          -------

Total from investment operations                                   (2.38)           (2.41)           (2.41)

Less distributions:

  Dividends from net investment income                              0.00             0.00             0.00

  Distributions from capital gains                                  0.00             0.00             0.00

  Return of capital                                                 0.00             0.00             0.00
                                                                 -------          -------          -------

Total distributions                                                 0.00             0.00             0.00
                                                                 -------          -------          -------

Net asset value, end of period                                     $7.62            $7.59            $7.59
                                                                 =======          =======          =======

TOTAL RETURN(2)                                                  (23.80%)(5)      (24.10%)(5)      (24.10%)(5)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                          $2,579             $327             $316

Ratio of expenses to average net assets before waivers and
  reimbursements                                                   2.64%(4)         3.35%(4)         3.32%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.65%(4)         2.35%(4)         2.35%(4)

Ratio of net investment income (loss) to average net assets       (0.09%)(4)       (0.79%)(4)       (0.79%)(4)

Portfolio turnover rate(3)                                        134.9%           134.9%           134.9%

(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Net Investment Income (Loss) is less than a penny a share.

THE HARTFORD MUTUAL FUNDS                                                    107

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                          PERIOD ENDED:                 YEAR ENDED:                 PERIOD ENDED:
                                            YEAR ENDED:     1/1/2000-     ---------------------------------------     7/1/1996-
                                            10/31/2001    10/31/2000(6)   12/31/1999    12/31/1998     12/31/1997   12/31/1996(1)
CLASS A -- PERIOD ENDED:                    -----------   -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $13.03         $15.43         $11.89        $10.58        $10.72        $10.00
Income from Investment Operations:
Net investment income (loss)                     0.05           0.08           0.06          0.07          0.09          0.02
Net realized and unrealized gain (loss) on
  investments                                   (3.14)         (2.42)          4.46          1.26         (0.01)         0.79
                                             --------       --------       --------      --------       -------        ------
Total from investment operations                (3.09)         (2.34)          4.52          1.33          0.08          0.81
Less distributions:
  Dividends from net investment income          (0.00)         (0.01)         (0.15)        (0.02)        (0.05)        (0.06)
  Distributions from capital gains              (0.61)         (0.05)         (0.83)         0.00         (0.17)        (0.03)
  Return of capital                              0.00           0.00           0.00          0.00          0.00          0.00
                                             --------       --------       --------      --------       -------        ------
Total distributions                             (0.61)         (0.06)         (0.98)        (0.02)        (0.22)        (0.09)
                                             --------       --------       --------      --------       -------        ------
Net asset value, end of period                  $9.33         $13.03         $15.43        $11.89        $10.58        $10.72
                                             ========       ========       ========      ========       =======        ======
TOTAL RETURN(2)                               (24.87%)       (15.18%)(3)     39.13%        12.53%         0.84%         8.14%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $72,326        $89,309        $63,281       $32,014       $15,701        $4,294
Ratio of expenses to average net assets
  before waivers and reimbursements             1.61%          1.60%(4)       1.61%         1.89%         2.30%         5.40%(4)
Ratio of expenses to average net assets
  after waivers and reimbursements              1.56%          1.55%(4)       1.56%         1.65%         1.65%         1.65%(4)
Ratio of net investment income (loss) to
  average net assets                            0.47%          0.64%(4)       0.61%         0.69%         0.88%         0.51%(4)
Portfolio turnover rate(5)                     158.1%        120.85%        128.26%       148.58%        59.16%        21.51%


(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 108                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                            PERIOD ENDED:                YEAR ENDED:                PERIOD ENDED:
                                              YEAR ENDED:     1/1/2000-     -------------------------------------     7/1/1996-
                                              10/31/2001    10/31/2000(6)   12/31/1999    12/31/1998   12/31/1997   12/31/1996(1)
CLASS B -- PERIOD ENDED:                      -----------   -------------   -----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period             $12.74         $15.17         $11.73        $10.49      $10.69        $10.00

Income from Investment Operations:

Net investment income (loss)                      (0.04)          0.01           0.01          0.01        0.07         (0.01)

Net realized and unrealized gain (loss) on
  investments                                     (3.05)         (2.39)          4.32          1.23       (0.06)         0.80
                                               --------       --------       --------      --------     -------        ------

Total from investment operations                  (3.09)         (2.38)          4.33          1.24        0.01          0.79

Less distributions:

  Dividends from net investment income             0.00           0.00          (0.06)         0.00       (0.04)        (0.07)

  Distributions from capital gains                (0.61)         (0.05)         (0.83)         0.00       (0.17)        (0.03)

  Return of capital                                0.00           0.00           0.00          0.00        0.00          0.00
                                               --------       --------       --------      --------     -------        ------

Total distributions                               (0.61)         (0.05)         (0.89)         0.00       (0.21)        (0.10)
                                               --------       --------       --------      --------     -------        ------

Net asset value, end of period                    $9.04         $12.74         $15.17        $11.73      $10.49        $10.69
                                               ========       ========       ========      ========     =======        ======

TOTAL RETURN(2)                                 (25.46%)       (15.70%)(3)     38.11%        11.82%       0.12%         7.86%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)        $18,798        $25,872        $22,835       $11,767      $7,188          $163

Ratio of expenses to average net assets
  before
  waivers and reimbursements                      2.30%          2.29%(4)       2.26%         2.56%       3.03%        32.61%(4)

Ratio of expenses to average net assets
  after waivers
  and reimbursements                              2.30%          2.29%(4)       2.26%         2.35%       2.35%         2.35%(4)

Ratio of net investment income (loss) to
  average
  net assets                                     (0.28%)        (0.09%)(4)     (0.09%)        0.01%      (0.05%)       (0.86%)(4)

Portfolio turnover rate(5)                       158.1%        120.85%        128.26%       148.58%      59.16%        21.51%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                    109

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS C


The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



                                                                          PERIOD ENDED:                      PERIOD ENDED:
                                                           YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                                           10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                                   -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $12.68          $15.10           $11.74            $12.26

Income from Investment Operations:

Net investment income (loss)                                   (0.03)           0.07            (0.02)            (0.01)

Net realized and unrealized gain (loss) on investments         (3.05)          (2.44)            4.33             (0.49)
                                                             -------         -------          -------           -------

Total from investment operations                               (3.08)          (2.37)            4.31             (0.50)

Less distributions:

  Dividends from net investment income                          0.00            0.00            (0.12)            (0.03)

  Distributions from capital gains                             (0.61)          (0.05)           (0.83)             0.00

  Return of capital                                             0.00            0.00             0.00              0.00
                                                             -------         -------          -------           -------

Total distributions                                            (0.61)          (0.05)           (0.95)            (0.03)
                                                             -------         -------          -------           -------

Net asset value, end of period                                 $8.99          $12.68           $15.10            $11.74
                                                             =======         =======          =======           =======

TOTAL RETURN(2)                                              (25.51%)        (15.70%)(4)       37.98%            (4.05%)(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $18,523         $26,912          $13,514            $1,379

Ratio of expenses to average net assets before waivers
  and reimbursements                                           2.28%           2.27%(5)         2.31%             2.83%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                               2.28%           2.27%(5)         2.31%             2.35%(5)

Ratio of net investment income (loss) to average net
  assets                                                      (0.25%)         (0.07%)(5)       (0.13%)           (0.71%)(5)

Portfolio turnover rate(3)                                    158.1%         120.85%          128.26%           148.58%



(1) Class C shares were first offered on July 31, 1998.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

(7)Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.


 110                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GLOBAL LEADERS FUND -- CLASS A


The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                             PERIOD ENDED:                   PERIOD ENDED:
                                                              YEAR ENDED:      1/1/2000-      YEAR ENDED:     9/30/1998-
                                                              10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
CLASS A -- PERIOD ENDED:                                      -----------    -------------    -----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $17.55          $18.56          $12.67          $10.00

Income from Investment Operations:

Net investment income (loss)                                       0.01            0.00(7)         0.00(7)        (0.01)

Net realized and unrealized gain (loss) on investments            (4.54)          (0.92)           6.01            3.03
                                                               --------        --------        --------        --------

Total from investment operations                                  (4.53)          (0.92)           6.01            3.02

Less distributions:

  Dividends from net investment income                             0.00            0.00            0.00            0.00

  Distributions from capital gains                                (0.18)          (0.09)          (0.12)          (0.35)

  Return of capital                                               (0.01)           0.00            0.00            0.00
                                                               --------        --------        --------        --------

Total distributions                                               (0.19)          (0.09)          (0.12)          (0.35)
                                                               --------        --------        --------        --------

Net asset value, end of period                                   $12.83          $17.55          $18.56          $12.67
                                                               ========        ========        ========        ========

TOTAL RETURN(2)                                                 (26.07%)         (4.98%)(4)      47.68%          30.36%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                       $247,094        $255,959         $84,632          $3,771

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.53%           1.53%(5)        1.62%           2.71%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.48%           1.48%(5)        1.57%           1.65%(5)

Ratio of net investment income (loss) to average net assets       0.08%          (0.06%)(5)      (0.15%)         (0.19%)(5)

Portfolio turnover rate(3)                                       381.7%         290.04%         203.74%          49.04%

(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Net Investment Income (Loss) is less than a penny a share.

THE HARTFORD MUTUAL FUNDS                                                    111

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GLOBAL LEADERS FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             PERIOD ENDED:                   PERIOD ENDED:
                                                              YEAR ENDED:      1/1/2000-      YEAR ENDED:     9/30/1998-
                                                              10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
CLASS B -- PERIOD ENDED:                                      -----------    -------------    -----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $17.29          $18.40          $12.65          $10.00

Income from Investment Operations:

Net investment income (loss)                                      (0.08)          (0.06)          (0.02)          (0.02)

Net realized and unrealized gain (loss) on investments            (4.48)          (0.96)           5.89            3.02
                                                                -------         -------         -------         -------

Total from investment operations                                  (4.56)          (1.02)           5.87            3.00

Less distributions:

  Dividends from net investment income                             0.00            0.00            0.00            0.00

  Distributions from capital gains                                (0.18)          (0.09)          (0.12)          (0.35)

  Return of capital                                               (0.01)           0.00            0.00            0.00
                                                                -------         -------         -------         -------

Total distributions                                               (0.19)          (0.09)          (0.12)          (0.35)
                                                                -------         -------         -------         -------

Net asset value, end of period                                   $12.54          $17.29          $18.40          $12.65
                                                                =======         =======         =======         =======

TOTAL RETURN(2)                                                 (26.64%)         (5.56%)(4)      46.64%          30.16%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                        $62,973         $75,702         $24,588            $486

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.23%           2.22%(5)        2.29%           3.55%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.23%           2.22%(5)        2.29%           2.35%(5)

Ratio of net investment income (loss) to average net assets      (0.66%)         (0.80%)(5)      (0.86%)         (0.92%)(5)

Portfolio turnover rate(3)                                       381.7%         290.04%         203.74%          49.04%

(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

 112                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GLOBAL LEADERS FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             PERIOD ENDED:                   PERIOD ENDED:
                                                              YEAR ENDED:      1/1/2000-      YEAR ENDED:     9/30/1998-
                                                              10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
CLASS C -- PERIOD ENDED:                                      -----------    -------------    -----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $17.30          $18.40          $12.65          $10.00

Income from Investment Operations:

Net investment income (loss)                                      (0.10)          (0.06)          (0.02)          (0.02)

Net realized and unrealized gain (loss) on investments            (4.46)          (0.95)           5.89            3.02
                                                               --------        --------         -------         -------

Total from investment operations                                  (4.56)          (1.01)           5.87            3.00

Less distributions:

  Dividends from net investment income                             0.00            0.00            0.00            0.00

  Distributions from capital gains                                (0.18)          (0.09)          (0.12)          (0.35)

  Return of capital                                               (0.01)           0.00            0.00            0.00
                                                               --------        --------         -------         -------

Total distributions                                               (0.19)          (0.09)          (0.12)          (0.35)
                                                               --------        --------         -------         -------

Net asset value, end of period                                   $12.55          $17.30          $18.40          $12.65
                                                               ========        ========         =======         =======

TOTAL RETURN(2)                                                 (26.62%)         (5.51%)(4)      46.64%          30.16%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                       $103,574        $142,549         $43,012            $517

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.19%           2.19%(5)        2.33%           3.57%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.19%           2.19%(5)        2.33%           2.35%(5)

Ratio of net investment income (loss) to average net assets      (0.63%)         (0.77%)(5)      (0.89%)         (0.90%)(5)

Portfolio turnover rate(3)                                       381.7%         290.04%         203.74%          49.04%

(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                    113

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD FOCUS FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                CLASS A -        CLASS B -        CLASS C -
                                                              PERIOD ENDED:    PERIOD ENDED:    PERIOD ENDED:
                                                               5/24/2001-       5/24/2001-       5/24/2001-
                                                              10/31/2001(1)    10/31/2001(1)    10/31/2001(1)
                                                              -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $10.00           $10.00           $10.00

Income from investment operations:

Net investment income (loss)                                       (0.01)           (0.03)           (0.04)

Net realized and unrealized gain (loss) on investments             (1.17)           (1.18)           (1.17)
                                                                 -------          -------          -------

Total from investment operations                                   (1.18)           (1.21)           (1.21)

Less distributions:

  Dividends from net investment income                              0.00             0.00             0.00

  Distributions from capital gains                                  0.00             0.00             0.00

  Return of capital                                                 0.00             0.00             0.00
                                                                 -------          -------          -------

Total distributions                                                 0.00             0.00             0.00
                                                                 -------          -------          -------

Net asset value, end of period                                     $8.82            $8.79            $8.79
                                                                 =======          =======          =======

TOTAL RETURN(2)                                                  (11.80%)(5)      (12.10%)(5)      (12.10%)(5)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                         $66,970          $18,524          $24,142

Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.68%(4)         2.35%(4)         2.35%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.63%(4)         2.35%(4)         2.35%(4)

Ratio of net investment income (loss) to average net assets       (0.18%)(4)       (0.89%)(4)       (0.89%)(4)

Portfolio turnover rate(3)                                        108.9%           108.9%           108.9%



(1) The fund became effective and open for investment on 5/24/2001.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.

 114                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALLCAP GROWTH FUND -- CLASS L


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Capital Appreciation Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



                                                                                   YEAR ENDED AUGUST 31
                                          PERIOD ENDED:   -----------------------------------------------------------------------
                                          10/31/2001(1)       2001           2000          1999           1998          1997
CLASS L -- PERIOD ENDED:                  -------------   -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period          $21.24          $60.44         $36.04        $26.42         $30.60        $34.76

Income from Investment Operations:

Net investment income (loss)                   (0.03)          (0.17)         (0.44)        (0.30)         (0.35)        (0.26)

Net realized and unrealized gain (loss)
  on investments                               (2.17)         (26.04)         35.42         18.42          (3.83)        (2.45)
                                            --------        --------       --------      --------       --------      --------

Total from investment operations               (2.20)         (26.21)         34.98         18.12          (4.18)        (2.71)

Less distributions:

  Dividends from net investment income          0.00          (12.99)        (10.58)        (8.50)          0.00         (1.18)

  Distributions from capital gains              0.00            0.00           0.00          0.00           0.00         (0.27)

  Return of capital                             0.00            0.00           0.00          0.00           0.00          0.00
                                            --------        --------       --------      --------       --------      --------

Total distributions                             0.00          (12.99)        (10.58)        (8.50)          0.00         (1.45)
                                            --------        --------       --------      --------       --------      --------

Net asset value, end of period                $19.04          $21.24         $60.44        $36.04         $26.42        $30.60
                                            ========        ========       ========      ========       ========      ========

TOTAL RETURN(2)                              (10.36%)        (50.60%)       115.84%        80.27%        (13.66%)       (7.89%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)    $121,440        $138,175       $314,326      $147,346        $79,813      $105,422

Ratio of expenses to average net assets
  before waivers and reimbursements            1.50%(3)        1.39%          1.35%         1.50%          1.52%         1.55%

Ratio of expenses to average net assets
  after waivers and reimbursements             1.50%(3)        1.39%          1.35%         1.50%          1.52%         1.55%

Ratio of net investment income (loss) to
  average net assets                          (1.02%)(3)      (0.57%)        (0.94%)       (1.08%)        (0.97%)       (0.84%)

Portfolio turnover rate                          17%            151%           212%          271%            47%           25%


(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    115

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALLCAP GROWTH FUND -- CLASS M


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Capital Appreciation Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                   YEAR ENDED AUGUST 31
                                          PERIOD ENDED:   -----------------------------------------------------------------------
                                          10/31/2001(1)       2001           2000          1999           1998          1997
CLASS M -- PERIOD ENDED:                  -------------   -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period           $19.76          $57.66        $34.91         $25.90        $30.16         $34.46

Income from Investment Operations:

Net investment income (loss)                    (0.04)          (0.68)        (0.47)         (0.91)        (0.43)         (0.40)

Net realized and unrealized gain (loss)
  on investments                                (2.02)         (24.23)        33.80          18.42         (3.83)         (2.45)
                                            ---------       ---------     ---------      ---------     ---------      ---------

Total from investment operations                (2.06)         (24.91)        33.33          17.51         (4.26)         (2.85)

Less distributions:

  Dividends from net investment income           0.00            0.00          0.00           0.00          0.00           0.00

  Distributions from capital gains               0.00          (12.99)       (10.58)         (8.50)         0.00          (1.18)

  Return of capital                              0.00            0.00          0.00           0.00          0.00          (0.27)
                                            ---------       ---------     ---------      ---------     ---------      ---------

Total distributions                              0.00          (12.99)       (10.58)         (8.50)         0.00          (1.45)
                                            ---------       ---------     ---------      ---------     ---------      ---------

Net asset value, end of period                 $17.70          $19.76        $57.66         $34.91        $25.90         $30.16
                                            =========       =========     =========      =========     =========      =========

TOTAL RETURN(2)                               (10.43%)        (50.84%)      114.66%         79.35%       (14.12%)        (8.38%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in Thousands)      $18,115         $20,522       $38,246        $11,426        $5,849         $6,561

Ratio of expenses to average net Assets
  before waivers and Reimbursements             2.05%(3)        1.94%         1.90%          2.05%         2.07%          2.10%

Ratio of expenses to average net assets
  after waivers and reimbursements              2.05%(3)        1.94%         1.90%          2.05%         2.07%          2.10%

Ratio of net investment income (loss) to
  average net assets                           (1.57%)(3)      (1.12%)       (1.49%)        (1.63%)       (1.52%)        (1.39%)

Portfolio turnover rate                           17%            151%          212%           271%           47%            25%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 116                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALLCAP GROWTH FUND -- CLASS N


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Capital Appreciation Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                        YEAR ENDED AUGUST 31
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS N -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $19.77         $57.71       $34.94       $25.92       $30.18       $34.48

Income from Investment Operations:

Net investment income (loss)                            (0.04)         (0.71)       (0.47)       (0.90)       (0.43)       (0.40)

Net realized and unrealized gain (loss) on
  investments                                           (2.02)        (24.24)       33.82        18.42        (3.83)       (2.45)
                                                     --------       --------     --------     --------     --------     --------

Total from investment operations                        (2.06)        (24.95)       33.35        17.52        (4.26)       (2.85)

Less distributions:

  Dividends from net investment income                   0.00           0.00         0.00         0.00         0.00         0.00

  Distributions from capital gains                       0.00         (12.99)      (10.58)       (8.50)        0.00        (1.18)

  Return of capital                                      0.00           0.00         0.00         0.00         0.00        (0.27)
                                                     --------       --------     --------     --------     --------     --------

Total distributions                                      0.00         (12.99)      (10.58)       (8.50)        0.00        (1.45)
                                                     --------       --------     --------     --------     --------     --------

Net asset value, end of period                         $17.71         $19.77       $57.71       $34.94       $25.92       $30.18
                                                     ========       ========     ========     ========     ========     ========

TOTAL RETURN(2)                                       (10.42%)       (50.87%)     114.60%       79.33%      (14.12%)      (8.38%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in Thousands)               $6,495         $7,278      $14,300       $3,612       $1,794       $1,875

Ratio of expenses to average net Assets before
  waivers and Reimbursements                            2.05%(3)       1.94%        1.90%        2.05%        2.07%        2.10%

Ratio of expenses to average net assets after
  waivers and reimbursements                            2.05%(3)       1.94%        1.90%        2.05%        2.07%        2.10%

Ratio of net investment income (loss) to average
  net assets                                           (1.57%)(3)     (1.12%)      (1.49%)      (1.63%)      (1.52%)      (1.39%)

Portfolio turnover rate                                   17%           151%         212%         271%          47%          25%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    117

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALL COMPANY FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                          PERIOD ENDED:                 YEAR ENDED:                 PERIOD ENDED:
                                            YEAR ENDED:     1/1/2000-     ---------------------------------------     7/1/1996-
                                            10/31/2001    10/31/2000(6)   12/31/1999    12/31/1998     12/31/1997   12/31/1996(1)
CLASS A -- PERIOD ENDED:                    -----------   -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period           $18.08         $20.48         $13.31        $12.16         $10.68       $10.00

Income from Investment Operations:

Net investment income (loss)                    (0.08)         (0.04)         (0.05)        (0.06)         (0.02)       (0.02)

Net realized and unrealized gain (loss) on
  investments                                   (5.41)         (1.47)          8.52          1.33           2.05         1.42
                                             --------       --------       --------      --------       --------       ------

Total from investment operations                (5.49)         (1.51)          8.47          1.27           2.03         1.40

Less distributions:

  Dividends from net investment income           0.00           0.00           0.00          0.00           0.00         0.00

  Distributions from capital gains              (0.59)         (0.89)         (1.30)        (0.12)         (0.55)       (0.72)

  Return of capital                              0.00           0.00           0.00          0.00           0.00         0.00
                                             --------       --------       --------      --------       --------       ------

Total distributions                             (0.59)         (0.89)         (1.30)        (0.12)         (0.55)       (0.72)
                                             --------       --------       --------      --------       --------       ------

Net asset value, end of period                 $12.00         $18.08         $20.48        $13.31         $12.16       $10.68
                                             ========       ========       ========      ========       ========       ======

TOTAL RETURN(2)                               (31.36%)        (7.70%)(3)     65.66%        10.46%         19.28%       14.11%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)     $116,398       $164,280       $109,559       $37,623        $19,391       $4,673

Ratio of expenses to average net assets
  before waivers and reimbursements             1.51%          1.50%(4)       1.51%         1.57%          1.82%        4.29%(4)

Ratio of expenses to average net assets
  after waivers and reimbursements              1.45%          1.45%(4)       1.45%         1.45%          1.45%        1.45%(4)

Ratio of net investment income (loss) to
  average net assets                           (0.64%)        (0.72%)(4)     (0.92%)       (0.79%)        (0.61%)      (0.60%)(4)

Portfolio turnover rate(5)                     224.3%        158.15%        176.74%       266.82%        255.37%       69.92%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 118                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALL COMPANY FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                          PERIOD ENDED:                 YEAR ENDED:                 PERIOD ENDED:
                                            YEAR ENDED:     1/1/2000-     ---------------------------------------     7/1/1996-
                                            10/31/2001    10/31/2000(6)   12/31/1999    12/31/1998     12/31/1997   12/31/1996(1)
CLASS B -- PERIOD ENDED:                    -----------   -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period           $17.49         $19.96        $13.09         $12.04        $10.65        $10.00

Income from Investment Operations:

Net investment income (loss)                    (0.16)         (0.11)        (0.09)         (0.12)        (0.03)        (0.02)

Net realized and unrealized gain (loss) on
  investments                                   (5.22)         (1.47)         8.26           1.29          1.97          1.39
                                             --------       --------       -------        -------       -------        ------

Total from investment operations                (5.38)         (1.58)         8.17           1.17          1.94          1.37

Less distributions:

  Dividends from net investment income           0.00           0.00          0.00           0.00          0.00          0.00

  Distributions from capital gains              (0.59)         (0.89)        (1.30)         (0.12)        (0.55)        (0.72)

  Return of capital                              0.00           0.00          0.00           0.00          0.00          0.00
                                             --------       --------       -------        -------       -------        ------

Total distributions                             (0.59)         (0.89)        (1.30)         (0.12)        (0.55)        (0.72)
                                             --------       --------       -------        -------       -------        ------

Net asset value, end of period                 $11.52         $17.49        $19.96         $13.09        $12.04        $10.65
                                             ========       ========       =======        =======       =======        ======

TOTAL RETURN(2)                               (31.80%)        (8.26%)(3)    64.46%          9.73%        18.49%        13.81%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)      $49,738        $71,323       $53,358        $18,345        $9,694          $241

Ratio of expenses to average net assets
  before waivers and reimbursements             2.19%          2.16%(4)      2.15%          2.22%         2.53%        20.03%(4)

Ratio of expenses to average net assets
  after waivers and reimbursements              2.15%          2.15%(4)      2.15%          2.15%         2.15%         2.15%(4)

Ratio of net investment income (loss) to
  average net assets                           (1.34%)        (1.42%)(4)    (1.62%)        (1.49%)       (1.30%)       (1.30%)(4)

Portfolio turnover rate(5)                     224.3%        158.15%       176.74%        266.82%       255.37%        69.92%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                    119

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD SMALL COMPANY FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                          PERIOD ENDED:                      PERIOD ENDED:
                                                           YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                                           10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                                   -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $17.51          $19.97           $13.09            $12.49

Income from Investment Operations:

Net investment income (loss)                                   (0.19)          (0.12)           (0.08)            (0.02)

Net realized and unrealized gain (loss) on investments         (5.20)          (1.45)            8.26              0.62
                                                             -------         -------          -------           -------

Total from investment operations                               (5.39)          (1.57)            8.18              0.60

Less distributions:

  Dividends from net investment income                          0.00            0.00             0.00              0.00

  Distributions from capital gains                             (0.59)          (0.89)           (1.30)             0.00

  Return of capital                                             0.00            0.00             0.00              0.00
                                                             -------         -------          -------           -------

Total distributions                                            (0.59)          (0.89)           (1.30)             0.00
                                                             -------         -------          -------           -------

Net asset value, end of period                                $11.53          $17.51           $19.97            $13.09
                                                             =======         =======          =======           =======

TOTAL RETURN(2)                                              (31.82%)         (8.21%)(3)       64.58%             4.80%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $51,234         $77,337          $37,672            $2,765

Ratio of expenses to average net assets before waivers
  and reimbursements                                           2.17%           2.16%(4)         2.20%             2.46%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                               2.15%           2.15%(4)         2.15%             2.15%(4)

Ratio of net investment income (loss) to average net
  assets                                                      (1.34%)         (1.42%)(4)       (1.61%)           (1.49%)(4)

Portfolio turnover rate(5)                                    224.3%         158.15%          176.74%           266.82%



(1) Class C shares were first offered on July 31, 1998.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

(7)Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.


 120                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                               YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
                                               10/31/2001    10/31/2001(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
CLASS A -- PERIOD ENDED:                       -----------   -------------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period               $33.20         $31.72       $20.42        $19.90       $13.36        $10.00

Income from Investment Operations:

Net investment income (loss)                         0.05          (0.01)       (0.07)        (0.10)       (0.03)        (0.03)

Net realized and unrealized gain (loss) on
  investments                                       (5.12)          3.15        13.28          0.75         7.34          3.80
                                               ----------     ----------      -------      --------     --------       -------

Total from investment operations                    (5.07)          3.14        13.21          0.65         7.31          3.77

Less distributions:

  Dividends from net investment income               0.00           0.00         0.00          0.00         0.00          0.00

  Distributions from capital gains                  (4.01)         (1.66)       (1.91)        (0.13)       (0.77)        (0.41)

  Return of capital                                  0.00           0.00         0.00          0.00         0.00          0.00
                                               ----------     ----------      -------      --------     --------       -------

Total distributions                                 (4.01)         (1.66)       (1.91)        (0.13)       (0.77)        (0.41)
                                               ----------     ----------      -------      --------     --------       -------

Net asset value, end of period                     $24.12         $33.20       $31.72        $20.42       $19.90        $13.36
                                               ==========     ==========      =======      ========     ========       =======

TOTAL RETURN(2)                                   (17.24%)        10.18%(3)    66.76%         3.26%       55.11%        37.75%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)       $1,585,508     $1,309,836     $797,656      $364,951     $233,601        $9,028

Ratio of expenses to average net assets
  before waivers and reimbursements                 1.33%          1.32%(4)     1.38%         1.49%        1.69%         4.15%(4)

Ratio of expenses to average net assets after
  waivers and reimbursements                        1.28%          1.27%(4)     1.33%         1.44%        1.45%         1.45%(4)

Ratio of net investment income (loss) to
  average net assets                               (0.22%)        (0.42%)(4)   (0.61%)       (0.70%)      (0.80%)       (0.70%)(4)

Portfolio turnover rate(5)                         132.4%        129.79%      168.97%       123.42%      119.62%       149.99%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                    121

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                               YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
                                               10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
CLASS B -- PERIOD ENDED:                       -----------   -------------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period              $32.14         $30.92         $20.08       $19.71       $13.32        $10.00

Income from Investment Operations:

Net investment income (loss)                       (0.02)         (0.12)         (0.19)       (0.21)       (0.06)        (0.02)

Net realized and unrealized gain (loss) on
  investments                                      (5.05)          3.00          12.94         0.71         7.22          3.75
                                                --------       --------       --------     --------     --------       -------

Total from investment operations                   (5.07)          2.88          12.75         0.50         7.16          3.73

Less distributions:

  Dividends from net investment income              0.00           0.00           0.00         0.00         0.00          0.00

  Distributions from capital gains                 (4.01)         (1.66)         (1.91)       (0.13)       (0.77)        (0.41)

  Return of capital                                 0.00           0.00           0.00         0.00         0.00          0.00
                                                --------       --------       --------     --------     --------       -------

Total distributions                                (4.01)         (1.66)         (1.91)       (0.13)       (0.77)        (0.41)
                                                --------       --------       --------     --------     --------       -------

Net asset value, end of period                    $23.06         $32.14         $30.92       $20.08       $19.71        $13.32
                                                ========       ========       ========     ========     ========       =======

TOTAL RETURN(2)                                  (17.88%)         9.59%(3)      65.58%        2.52%       54.15%        37.35%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)        $876,826       $826,495       $569,201     $290,756     $174,392          $889

Ratio of expenses to average net assets
  before waivers and reimbursements                1.99%          1.97%(4)       2.02%        2.15%        2.38%         9.05%(4)

Ratio of expenses to average net assets after
  waivers and reimbursements                       1.99%          1.97%(4)       2.02%        2.15%        2.15%         2.15%(4)

Ratio of net investment income (loss) to
  average net assets                              (0.93%)        (1.12%)(4)     (1.31%)      (1.39%)      (1.46%)       (1.53%)(4)

Portfolio turnover rate(5)                        132.4%        129.79%        168.97%      123.42%      119.62%       149.99%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 122                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                          PERIOD ENDED:                      PERIOD ENDED:
                                                           YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                                           10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                                   -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $32.10          $30.89           $20.08            $19.67

Income from Investment Operations:

Net investment income (loss)                                   (0.06)          (0.15)           (0.12)            (0.06)

Net realized and unrealized gain (loss) on investments         (4.99)           3.02            12.84              0.47
                                                             -------         -------          -------           -------

Total from investment operations                               (5.05)           2.87            12.72              0.41

Less distributions:

  Dividends from net investment income                          0.00            0.00             0.00              0.00

  Distributions from capital gains                             (4.01)          (1.66)           (1.91)             0.00

  Return of capital                                             0.00            0.00             0.00              0.00
                                                             -------         -------          -------           -------

Total distributions                                            (4.01)          (1.66)           (1.91)             0.00
                                                             -------         -------          -------           -------

Net asset value, end of period                                $23.04          $32.10           $30.89            $20.08
                                                             =======         =======          =======           =======

TOTAL RETURN(2)                                              (17.84%)          9.56%(4)        65.44%             2.10%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                    $666,372        $494,391         $191,466           $15,231

Ratio of expenses to average net assets before waivers
  and reimbursements                                           1.99%           1.99%(5)         2.09%             2.29%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                               1.99%           1.99%(5)         2.09%             2.15%(5)

Ratio of net investment income (loss) to average net
  assets                                                      (0.93%)         (1.14%)(5)       (1.37%)           (1.34%)(5)

Portfolio turnover rate(3)                                    132.4%         129.79%          168.97%           123.42%



(1) Class C shares were first offered on July 31, 1998.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

(7)Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.


THE HARTFORD MUTUAL FUNDS                                                    123

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS L


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Growth Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



                                                                                   YEAR ENDED AUGUST 31
                                          PERIOD ENDED:   -----------------------------------------------------------------------
                                          10/31/2001(1)       2001           2000          1999           1998          1997
CLASS L -- PERIOD ENDED:                  -------------   -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period          $21.62          $45.45         $30.80        $29.78         $37.32        $32.14

Income from Investment Operations:

Net investment income (loss)                   (0.11)          (0.30)         (0.20)        (0.13)         (0.11)        (0.16)

Net realized and unrealized gain (loss)
  on investments                               (2.30)         (14.98)         21.70         10.72          (3.59)         8.41
                                            --------        --------      ----------     --------       --------      --------

Total from investment operations               (2.41)         (15.28)         21.50         10.59          (3.70)         8.25

Less distributions:

  Dividends from net investment income          0.00            0.00           0.00          0.00           0.00          0.00

  Distributions from capital gains              0.00           (8.55)         (6.85)        (9.57)         (3.84)        (3.07)

  Return of capital                             0.00            0.00           0.00          0.00           0.00          0.00
                                            --------        --------      ----------     --------       --------      --------

Total distributions                             0.00           (8.55)         (6.85)        (9.57)         (3.84)        (3.07)
                                            --------        --------      ----------     --------       --------      --------

Net asset value, end of period                $19.21          $21.62         $45.45        $30.80         $29.78        $37.32
                                            ========        ========      ==========     ========       ========      ========

TOTAL RETURN(2)                              (11.15%)        (38.44%)        82.06%        40.00%        (10.59%)       27.01%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)    $593,267        $681,941      $1,203,376     $734,282       $581,819      $734,654

Ratio of expenses to average net assets
  before waivers and reimbursements            1.08%(3)        1.04%          1.04%         1.06%          1.05%         1.07%

Ratio of expenses to average net assets
  after waivers and reimbursements             1.08%(3)        1.04%          1.04%         1.06%          1.05%         1.07%

Ratio of net investment income (loss) to
  average net assets                          (0.52%)(3)      (0.40%)        (0.54%)       (0.44%)        (0.29%)       (0.45%)

Portfolio turnover rate                          28%            198%           140%          166%            61%           28%


(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 124                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS M


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Growth Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                   YEAR ENDED AUGUST 31
                                          PERIOD ENDED:   -----------------------------------------------------------------------
                                          10/31/2001(1)       2001           2000          1999           1998          1997
CLASS M -- PERIOD ENDED:                  -------------   -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period          $19.53          $42.31        $29.26         $28.85        $36.53         $31.75

Income from Investment Operations:

Net investment income (loss)                   (0.12)          (0.70)        (0.30)         (0.74)        (0.25)         (0.56)

Net realized and unrealized gain (loss)
  on investments                               (2.08)         (13.53)        20.20          10.72         (3.59)          8.41
                                             -------         -------       -------        -------       -------        -------

Total from investment operations               (2.20)         (14.23)        19.90           9.98         (3.84)          7.85

Less distributions:

  Dividends from net investment income          0.00            0.00          0.00           0.00          0.00           0.00

  Distributions from capital gains              0.00           (8.55)        (6.85)         (9.57)        (3.84)         (3.07)

  Return of capital                             0.00            0.00          0.00           0.00          0.00           0.00
                                             -------         -------       -------        -------       -------        -------

Total distributions                             0.00           (8.55)        (6.85)         (9.57)        (3.84)         (3.07)
                                             -------         -------       -------        -------       -------        -------

Net asset value, end of period                $17.33          $19.53        $42.31         $29.26        $28.85         $36.53
                                             =======         =======       =======        =======       =======        =======

TOTAL RETURN(2)                              (11.26%)        (38.90%)       80.70%         38.98%       (11.25%)        26.02%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)     $27,013         $30,268       $43,250        $20,236       $12,417        $12,149

Ratio of expenses to average net assets
  before waivers and Reimbursements            1.83%(3)        1.79%         1.79%          1.81%         1.80%          1.82%

Ratio of expenses to average net assets
  after waivers and reimbursements             1.83%(3)        1.79%         1.79%          1.81%         1.80%          1.82%

Ratio of net investment income (loss) to
  average net assets                          (1.27%)(3)      (1.15%)       (1.29%)        (1.19%)       (1.04%)        (1.19%)

Portfolio turnover rate                          28%            198%          140%           166%           61%            28%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    125

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS N


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Growth Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                        YEAR ENDED AUGUST 31
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS N -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $19.53         $42.32      $29.26       $28.85       $36.52       $31.75

Income from Investment Operations:

Net investment income (loss)                            (0.11)         (0.71)      (0.30)       (0.74)       (0.24)       (0.57)

Net realized and unrealized gain (loss) on
  investments                                           (2.08)        (13.53)      20.21        10.72        (3.59)        8.41
                                                     --------       --------     -------      -------      -------       ------

Total from investment operations                        (2.19)        (14.24)      19.91         9.98        (3.83)        7.84

Less distributions:

  Dividends from net investment income                   0.00           0.00        0.00         0.00         0.00         0.00

  Distributions from capital gains                       0.00          (8.55)      (6.85)       (9.57)       (3.84)       (3.07)

  Return of capital                                      0.00           0.00        0.00         0.00         0.00         0.00
                                                     --------       --------     -------      -------      -------       ------

Total distributions                                      0.00          (8.55)      (6.85)       (9.57)       (3.84)       (3.07)
                                                     --------       --------     -------      -------      -------       ------

Net asset value, end of period                         $17.34         $19.53      $42.32       $29.26       $28.85       $36.52
                                                     ========       ========     =======      =======      =======       ======

TOTAL RETURN(2)                                       (11.21%)       (38.92%)     80.74%       38.98%      (11.22%)      25.98%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)               $6,131         $6,866     $10,352       $4,629       $2,738       $2,367

Ratio of expenses to average net assets before
  waivers and Reimbursements                            1.83%(3)       1.79%       1.79%        1.81%        1.80%        1.82%

Ratio of expenses to average net assets after
  waivers and reimbursements                            1.83%(3)       1.79%       1.79%        1.81%        1.80%        1.82%

Ratio of net investment income (loss) to average
  net assets                                           (1.27%)(3)     (1.15%)     (1.29%)      (1.19%)      (1.04%)      (1.19%)

Portfolio turnover rate                                   28%           198%        140%         166%          61%          28%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 126                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MIDCAP VALUE FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                CLASS A -        CLASS B -        CLASS C -
                                                              PERIOD ENDED:    PERIOD ENDED:    PERIOD ENDED:
                                                               4/30/2001-       4/30/2001-       4/30/2001-
                                                              10/31/2001(1)    10/31/2001(1)    10/31/2001(1)
                                                              -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $10.00           $10.00           $10.00

Income from investment operations:

Net investment income (loss)                                       (0.01)           (0.02)           (0.02)

Net realized and unrealized gain (loss) on investments             (1.51)           (1.52)           (1.52)
                                                                 -------          -------          -------

Total from investment operations                                   (1.52)           (1.54)           (1.54)

Less distributions:

  Dividends from net investment income                              0.00             0.00             0.00

  Distributions from capital gains                                  0.00             0.00             0.00

  Return of capital                                                 0.00             0.00             0.00
                                                                 -------          -------          -------

Total distributions                                                 0.00             0.00             0.00
                                                                 -------          -------          -------

Net asset value, end of period                                     $8.48            $8.46            $8.46
                                                                 =======          =======          =======

TOTAL RETURN(2)                                                  (15.20%)(5)      (15.40%)(5)      (15.40%)(5)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                         $26,812           $7,158           $8,975

Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.69%(4)         2.38%(4)         2.37%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.40%(4)         2.10%(4)         2.10%(4)

Ratio of net investment income (loss) to average net assets       (0.20%)(4)       (0.90%)(4)       (0.90%)(4)

Portfolio turnover rate(3)                                         28.4%            28.4%            28.4%

(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.

THE HARTFORD MUTUAL FUNDS                                                    127

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MIDCAP FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             PERIOD ENDED:            YEAR ENDED:
                                                              YEAR ENDED:      1/1/2000-      ---------------------------
                                                              10/31/2001     10/31/2000(4)    12/31/1999    12/31/1998(1)
CLASS A -- PERIOD ENDED:                                      -----------    -------------    ----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $22.42          $17.78          $12.30         $10.00

Income from Investment Operations:

Net investment income (loss)                                      (0.03)          (0.03)          (0.03)         (0.05)

Net realized and unrealized gain (loss) on investments            (3.89)           5.37            6.08           2.35
                                                               --------        --------        --------        -------

Total from investment operations                                  (3.92)           5.34            6.05           2.30

Less distributions:

  Dividends from net investment income                             0.00            0.00            0.00           0.00

  Distributions from capital gains                                (1.93)          (0.70)          (0.57)          0.00

  Return of capital                                                0.00            0.00            0.00           0.00
                                                               --------        --------        --------        -------

Total distributions                                               (1.93)          (0.70)          (0.57)          0.00
                                                               --------        --------        --------        -------

Net asset value, end of period                                   $16.57          $22.42          $17.78         $12.30
                                                               ========        ========        ========        =======

TOTAL RETURN(2)                                                 (18.94%)         30.50%(6)       50.17%         23.12%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                       $612,750        $425,686        $118,194        $24,294

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.43%           1.48%(5)        1.51%          1.62%

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.38%           1.43%(5)        1.45%          1.45%

Ratio of net investment income (loss) to average net assets      (0.53%)         (0.80%)(5)      (0.79%)        (0.78%)

Portfolio turnover rate(3)                                       115.5%         110.37%         122.52%        139.02%

(1) The fund was declared effective by the Securities and Exchange Commission on December 31, 1997.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) The fund's fiscal year end has been changed to October 31st.
(5) Annualized.
(6) Not annualized.

 128                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MIDCAP FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             PERIOD ENDED:            YEAR ENDED:
                                                              YEAR ENDED:      1/1/2000-      ---------------------------
                                                              10/31/2001     10/31/2000(4)    12/31/1999    12/31/1998(1)
CLASS B -- PERIOD ENDED:                                      -----------    -------------    ----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $21.96          $17.54          $12.22         $10.00

Income from Investment Operations:

Net investment income (loss)                                      (0.09)          (0.07)          (0.03)         (0.10)

Net realized and unrealized gain (loss) on investments            (3.87)           5.19            5.92           2.32
                                                               --------        --------        --------       --------

Total from investment operations                                  (3.96)           5.12            5.89           2.22

Less distributions:

  Dividends from net investment income                             0.00            0.00            0.00           0.00

  Distributions from capital gains                                (1.93)          (0.70)          (0.57)          0.00

  Return of capital                                                0.00            0.00            0.00           0.00
                                                               --------        --------        --------       --------

Total distributions                                               (1.93)          (0.70)          (0.57)          0.00
                                                               --------        --------        --------       --------

Net asset value, end of period                                   $16.07          $21.96          $17.54         $12.22
                                                               ========        ========        ========       ========

TOTAL RETURN(2)                                                 (19.58%)         29.72%(6)       49.10%         22.32%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                       $265,683        $185,830         $50,301         $8,403

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.11%           2.15%(5)        2.17%          2.31%

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.11%           2.15%(5)        2.15%          2.15%

Ratio of net investment income (loss) to average net assets      (1.28%)         (1.52%)(5)      (1.48%)        (1.48%)

Portfolio turnover rate(3)                                       115.5%         110.37%         122.52%        139.02%

(1) The fund was declared effective by the Securities and Exchange Commission on December 31, 1997.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) The fund's fiscal year end has been changed to October 31st.
(5) Annualized.
(6) Not annualized.

THE HARTFORD MUTUAL FUNDS                                                    129

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MIDCAP FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                          PERIOD ENDED:                      PERIOD ENDED:
                                                           YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                                           10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                                   -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                           $21.96          $17.53           $12.21            $11.23

Income from Investment Operations:

Net investment income (loss)                                    (0.12)          (0.10)           (0.04)            (0.03)

Net realized and unrealized gain (loss) on investments          (3.83)           5.23             5.93              1.01
                                                            ---------       ---------        ---------          --------

Total from investment operations                                (3.95)           5.13             5.89              0.98

Less distributions:

  Dividends from net investment income                           0.00            0.00             0.00              0.00

  Distributions from capital gains                              (1.93)          (0.70)           (0.57)             0.00

  Return of capital                                              0.00            0.00             0.00              0.00
                                                            ---------       ---------        ---------          --------

Total distributions                                             (1.93)          (0.70)           (0.57)             0.00
                                                            ---------       ---------        ---------          --------

Net asset value, end of period                                 $16.08          $21.96           $17.53            $12.21
                                                            =========       =========        =========          ========

TOTAL RETURN(2)                                               (19.53%)         29.72%(4)        49.22%             8.70%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $285,908        $217,965          $48,310            $1,077

Ratio of expenses to average net assets before waivers
  and reimbursements                                            2.09%           2.14%(5)         2.22%             2.57%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                2.09%           2.14%(5)         2.15%             2.15%(5)

Ratio of net investment income (loss) to average net
  assets                                                       (1.24%)         (1.51%)(5)       (1.48%)           (1.45%)(5)

Portfolio turnover rate(3)                                     115.5%         110.37%          122.52%           139.02%



(1) Class C shares were first offered on July 31, 1998.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

(7)Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.


 130                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS L


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Value Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



                                                                                           YEAR ENDED AUGUST 31
                                                          PERIOD ENDED:   -------------------------------------------------------
                                                          10/31/2001(1)     2001        2000       1999        1998       1997
CLASS L -- PERIOD ENDED:                                  -------------   ---------   --------   ---------   --------   ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $13.30        $14.30      $13.28     $11.85      $13.51     $10.75

Income from Investment Operations:

Net investment income (loss)                                    0.00          0.03        0.01       0.05        0.09       0.09

Net realized and unrealized gain (loss) on investments         (1.31)         0.31        1.94       2.73       (0.30)      2.94
                                                            --------      --------    --------   --------    --------    -------

Total from investment operations                               (1.31)         0.34        1.95       2.78       (0.21)      3.03

Less distributions:

  Dividends from net investment income                          0.00         (0.02)        0.0      (0.05)      (0.09)     (0.06)

  Distributions from capital gains                              0.00         (1.32)      (0.93)     (1.30)      (1.36)     (0.21)

  Return of capital                                             0.00          0.00        0.00       0.00        0.00       0.00
                                                            --------      --------    --------   --------    --------    -------

Total distributions                                             0.00         (1.34)      (0.93)     (1.35)      (1.45)     (0.27)
                                                            --------      --------    --------   --------    --------    -------

Net asset value, end of period                                $11.99        $13.30      $14.30     $13.28      $11.85     $13.51
                                                            ========      ========    ========   ========    ========    =======

TOTAL RETURN(2)                                               (9.85%)        2.29%      15.76%     24.10%      (2.52%)    28.66%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $27,982       $30,480     $39,975    $34,302     $22,449    $21,855

Ratio of expenses to average net assets before waivers
  and reimbursements                                           1.43%(3)      1.41%       1.42%      1.48%       1.52%      1.59%

Ratio of expenses to average net assets after waivers
  and reimbursements                                           1.43%(3)      1.41%       1.42%      1.48%       1.52%      1.59%

Ratio of net investment income (loss) to average net
  assets                                                      (0.14%)(3)     0.05%       0.14%      0.32%       0.55%      0.72%

Portfolio turnover rate                                          12%          177%        228%       266%        260%        93%


(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    131

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS M


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Value Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                        YEAR ENDED AUGUST 31
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS M -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $12.85         $13.94      $13.06       $11.71       $13.39       $10.70

Income from Investment Operations:

Net investment income (loss)                            (0.02)         (0.07)      (0.08)       (0.08)       (0.02)       (0.01)

Net realized and unrealized gain (loss) on
  investments                                           (1.26)          0.30        1.89         2.73        (0.30)        2.94
                                                     --------       --------     -------      -------      -------      -------

Total from investment operations                        (1.28)          0.23        1.81         2.65        (0.32)        2.93

Less distributions:

  Dividends from net investment income                   0.00           0.00        0.00         0.00         0.00        (0.03)

  Distributions from capital gains                       0.00          (1.32)      (0.93)       (1.30)       (1.36)       (0.21)

  Return of capital                                      0.00           0.00        0.00         0.00         0.00         0.00
                                                     --------       --------     -------      -------      -------      -------

Total distributions                                      0.00          (1.32)      (0.93)       (1.30)       (1.36)       (0.24)
                                                     --------       --------     -------      -------      -------      -------

Net asset value, end of period                         $11.57         $12.85      $13.94       $13.06       $11.71       $13.39
                                                     ========       ========     =======      =======      =======      =======

TOTAL RETURN(2)                                        (9.96%)         1.53%      14.90%       23.20%       (3.33%)      27.75%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)               $8,700         $9,668      $7,633       $6,662       $4,794       $2,480

Ratio of expenses to average net assets before
  waivers and Reimbursements                            2.18%(3)       2.16%       2.17%        2.23%        2.27%        2.34%

Ratio of expenses to average net assets after
  waivers and reimbursements                            2.18%(3)       2.16%       2.17%        2.23%        2.27%        2.34%

Ratio of net investment income (loss) to average
  net assets                                           (0.89%)(3)     (0.70%)     (0.61%)      (0.43%)      (0.20%)      (0.04%)

Portfolio turnover rate                                   12%           177%        228%         266%         260%          93%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 132                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS N


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Value Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                   YEAR ENDED AUGUST 31
                                         PERIOD ENDED:    -----------------------------------------------------------------------
                                         10/31/2001(1)        2001           2000          1999           1998          1997
CLASS N -- PERIOD ENDED:                 -------------    -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period         $12.86           $13.95        $13.07         $11.72        $13.39        $10.70

Income from Investment Operations:

Net investment income (loss)                  (0.03)           (0.07)        (0.08)         (0.08)        (0.01)        (0.01)

Net realized and unrealized gain (loss)
  on investments                              (1.26)            0.30          1.89           2.73         (0.30)         2.94
                                           --------         --------       -------        -------       -------        ------

Total from investment operations              (1.29)            0.23          1.81           2.65         (0.31)         2.93

Less distributions:

  Dividends from net investment income         0.00             0.00          0.00           0.00          0.00         (0.03)

  Distributions from capital gains             0.00            (1.32)        (0.93)         (1.30)        (1.36)        (0.21)

  Return of capital                            0.00             0.00          0.00           0.00          0.00          0.00
                                           --------         --------       -------        -------       -------        ------

Total distributions                            0.00            (1.32)        (0.93)         (1.30)        (1.36)        (0.24)
                                           --------         --------       -------        -------       -------        ------

Net asset value, end of period               $11.57           $12.86        $13.95         $13.07        $11.72        $13.39
                                           ========         ========       =======        =======       =======        ======

TOTAL RETURN(2)                             (10.03%)           1.53%        14.90%         23.18%        (3.24%)       27.75%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in
  thousands)                                 $2,636           $2,935        $2,662         $2,486        $1,991        $1,002

Ratio of expenses to average net assets
  before waivers and Reimbursements           2.18%(3)         2.16%         2.17%          2.23%         2.27%         2.34%

Ratio of expenses to average net assets
  after waivers and reimbursements            2.18%(3)         2.16%         2.17%          2.23%         2.27%         2.34%

Ratio of net investment income (loss)
  to average net assets                      (0.89%)(3)       (0.70%)       (0.61%)        (0.43%)       (0.20%)       (0.04%)

Portfolio turnover rate                         12%             177%          228%           266%          260%           93%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    133

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH FUND -- CLASS L


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Capital Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



                                                                                        YEAR ENDED AUGUST 31
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS L -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                    $15.09         $23.85       $22.81       $22.37       $26.13       $21.89

Income from Investment Operations:

Net investment income (loss)                             (0.01)         (0.05)       (0.08)       (0.03)       (0.08)       (0.08)

Net realized and unrealized gain (loss) on
  investments                                            (0.85)         (5.39)        6.47         6.73         0.38         7.06
                                                     ---------     ----------   ----------   ----------   ----------   ----------

Total from investment operations                         (0.86)         (5.44)        6.39         6.70         0.30         6.98

Less distributions:

  Dividends from net investment income                    0.00           0.00         0.00         0.00         0.00        (0.01)

  Distributions from capital gains                        0.00          (3.32)       (5.35)       (6.26)       (4.06)       (2.73)

  Return of capital                                       0.00           0.00         0.00         0.00         0.00         0.00
                                                     ---------     ----------   ----------   ----------   ----------   ----------

Total distributions                                       0.00          (3.32)       (5.35)       (6.26)       (4.06)       (2.74)
                                                     ---------     ----------   ----------   ----------   ----------   ----------

Net asset value, end of period                          $14.23         $15.09       $23.85       $22.81       $22.37       $26.13
                                                     =========     ==========   ==========   ==========   ==========   ==========

TOTAL RETURN(2)                                         (5.70%)       (25.08%)      32.70%       37.88%        1.56%       34.57%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)              $385,620       $416,544     $615,473     $551,551     $312,582     $340,949

Ratio of expenses to average net assets before
  waivers and reimbursements                             1.11%(3)       1.08%        1.07%        1.10%        1.13%        1.18%

Ratio of expenses to average net assets after
  waivers and reimbursements                             1.11%(3)       1.08%        1.07%        1.10%        1.13%        1.18%

Ratio of net investment income (loss) to average
  net assets                                            (0.34%)(3)     (0.16%)      (0.29%)      (0.08%)      (0.28%)      (0.33%)

Portfolio turnover rate                                    13%           161%         165%         177%          71%          43%


(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 134                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH FUND -- CLASS M


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Capital Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                        YEAR ENDED AUGUST 31
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS M -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $13.81        $22.27       $21.77       $21.73       $25.67       $21.69

Income from Investment Operations:

Net investment income (loss)                            (0.03)        (0.21)       (0.62)       (0.43)       (0.26)       (0.35)

Net realized and unrealized gain (loss) on
  investments                                           (0.78)        (4.93)        6.47         6.73         0.38         7.06
                                                      -------       -------      -------      -------      -------      -------

Total from investment operations                        (0.81)        (5.14)        5.85         6.30         0.12         6.71

Less distributions:

  Dividends from net investment income                   0.00          0.00         0.00         0.00         0.00         0.00

  Distributions from capital gains                       0.00         (3.32)       (5.35)       (6.26)       (4.06)       (2.73)

  Return of capital                                      0.00          0.00         0.00         0.00         0.00         0.00
                                                      -------       -------      -------      -------      -------      -------

Total distributions                                      0.00         (3.32)       (5.35)       (6.26)       (4.06)       (2.73)
                                                      -------       -------      -------      -------      -------      -------

Net asset value, end of period                         $13.00        $13.81       $22.27       $21.77       $21.73       $25.67
                                                      =======       =======      =======      =======      =======      =======

TOTAL RETURN(2)                                        (5.87%)      (25.58%)      31.59%       36.94%        0.80%       33.55%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)              $28,112       $29,777      $38,264      $24,847       $9,339       $7,284

Ratio of expenses to average net assets before
  waivers and Reimbursements                            1.86%(3)      1.83%        1.82%        1.85%        1.88%        1.93%

Ratio of expenses to average net assets after
  waivers and reimbursements                            1.86%(3)      1.83%        1.82%        1.85%        1.88%        1.93%

Ratio of net investment income (loss) to average
  net assets                                           (1.09%)(3)    (0.91%)      (1.04%)      (0.83%)      (1.03%)      (1.08%)

Portfolio turnover rate                                   13%          161%         165%         177%          71%          43%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    135

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH FUND -- CLASS N


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Capital Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                        YEAR ENDED AUGUST 31
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS N -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $13.81        $22.27       $21.76       $21.73       $25.68       $21.68

Income from Investment Operations:

Net investment income (loss)                            (0.03)        (0.21)       (0.62)       (0.44)       (0.27)       (0.33)

Net realized and unrealized gain (loss) on
  investments                                           (0.78)        (4.93)        6.48         6.73         0.38         7.06
                                                     --------       -------      -------      -------      -------      -------

Total from investment operations                        (0.81)        (5.14)        5.86         6.29         0.11         6.73

Less distributions:

  Dividends from net investment income                   0.00          0.00         0.00         0.00         0.00         0.00

  Distributions from capital gains                       0.00         (3.32)       (5.35)       (6.26)       (4.06)       (2.73)

  Return of capital                                      0.00          0.00         0.00         0.00         0.00         0.00
                                                     --------       -------      -------      -------      -------      -------

Total distributions                                      0.00         (3.32)       (5.35)       (6.26)       (4.06)       (2.73)
                                                     --------       -------      -------      -------      -------      -------

Net asset value, end of period                         $13.00        $13.81       $22.27       $21.76       $21.73       $25.68
                                                     ========       =======      =======      =======      =======      =======

TOTAL RETURN(2)                                        (5.87%)      (25.58%)      31.66%       36.87%        0.76%       33.68%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in Thousands)               $6,911        $7,557      $10,932       $5,715       $2,453       $1,432

Ratio of expenses to average net assets before
  waivers and Reimbursements                            1.86%(3)      1.83%        1.82%        1.85%        1.88%        1.93%

Ratio of expenses to average net assets after
  waivers and reimbursements                            1.86%(3)      1.83%        1.82%        1.85%        1.88%        1.93%

Ratio of net investment income (loss) to average
  net assets                                           (1.09%)(3)    (0.91%)      (1.04%)      (0.83%)      (1.03%)      (1.08%)

Portfolio turnover rate                                   13%          161%         165%         177%          71%          43%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 136                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD STOCK FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                               YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
                                               10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
CLASS A -- PERIOD ENDED:                       -----------   -------------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period               $23.40         $23.64        $19.70       $15.16      $11.53        $10.00

Income from Investment Operations:

Net investment income (loss)                         0.02          (0.03)         0.00(7)     (0.01)       0.00(7)       0.02

Net realized and unrealized gain (loss) on
  investments                                       (5.45)          0.00          4.36         4.75        3.66          1.53
                                               ----------     ----------      --------     --------     -------        ------

Total from investment operations                    (5.43)         (0.03)         4.36         4.74        3.66          1.55

Less distributions:

  Dividends from net investment income               0.00           0.00          0.00         0.00        0.00         (0.02)

  Distributions from capital gains                  (1.08)         (0.21)        (0.42)       (0.19)      (0.03)         0.00

  Return of capital                                  0.00           0.00          0.00        (0.01)       0.00         0.000
                                               ----------     ----------      --------     --------     -------        ------

Total distributions                                 (1.08)         (0.21)        (0.42)       (0.20)      (0.03)        (0.02)
                                               ----------     ----------      --------     --------     -------        ------

Net asset value, end of period                     $16.89         $23.40        $23.64       $19.70      $15.16        $11.53
                                               ==========     ==========      ========     ========     =======        ======

TOTAL RETURN(2)                                   (24.28%)        (0.14%)(3)    22.31%       31.33%      31.78%        15.50%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)       $1,031,549     $1,067,970      $752,763     $268,226     $65,763        $6,273

Ratio of expenses to average net assets
  before waivers and reimbursements                 1.33%          1.32%(4)      1.38%        1.49%       1.69%         4.01%(4)

Ratio of expenses to average net assets after
  waivers and reimbursements                        1.28%          1.27%(4)      1.33%        1.44%       1.45%         1.45%(4)

Ratio of net investment income (loss) to
  average net assets                                0.05%         (0.19%)(4)    (0.06%)      (0.07%)      0.06%         0.71%(4)

Portfolio turnover rate(5)                          38.3%         37.85%        33.62%       37.03%      42.83%        11.87%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Net Investment Income (Loss) is less than a penny a share.

THE HARTFORD MUTUAL FUNDS                                                    137

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD STOCK FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                          PERIOD ENDED:                 YEAR ENDED:                 PERIOD ENDED:
                                            YEAR ENDED:     1/1/2000-     ---------------------------------------     7/1/1996-
                                            10/31/2001    10/31/2000(6)   12/31/1999    12/31/1998     12/31/1997   12/31/1996(1)
CLASS B -- PERIOD ENDED:                    -----------   -------------   ----------   -------------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period           $22.69         $23.06         $19.36        $15.01        $11.50        $10.00

Income from Investment Operations:

Net investment income (loss)                    (0.09)         (0.12)         (0.07)        (0.05)        (0.02)         0.00(7)

Net realized and unrealized gain (loss) on
  investments                                   (5.28)         (0.04)          4.19          4.60          3.56          1.52
                                             --------       --------       --------      --------       -------        ------

Total from investment operations                (5.37)         (0.16)          4.12          4.55          3.54          1.52

Less distributions:

  Dividends from net investment income           0.00           0.00           0.00          0.00          0.00         (0.02)

  Distributions from capital gains              (1.08)         (0.21)         (0.42)        (0.19)        (0.03)         0.00

  Return of capital                              0.00           0.00           0.00         (0.01)         0.00          0.00
                                             --------       --------       --------      --------       -------        ------

Total distributions                             (1.08)         (0.21)         (0.42)        (0.20)        (0.03)        (0.02)
                                             --------       --------       --------      --------       -------        ------

Net asset value, end of period                 $16.24         $22.69         $23.06        $19.36        $15.01        $11.50
                                             ========       ========       ========      ========       =======        ======

TOTAL RETURN(2)                               (24.80%)        (0.71%)(3)     21.46%        30.38%        30.82%        15.20%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)     $470,035       $578,402       $462,318      $185,205       $35,294        $1,254

Ratio of expenses to average net assets
  before waivers and reimbursements             2.00%          1.99%(4)       2.03%         2.16%         2.38%         7.76%(4)

Ratio of expenses to average net assets
  after waivers and reimbursements              2.00%          1.99%(4)       2.03%         2.15%         2.15%         2.15%(4)

Ratio of net investment income (loss) to
  average net assets                           (0.67%)        (0.90%)(4)     (0.75%)       (0.77%)       (0.66%)       (0.12%)(4)

Portfolio turnover rate(5)                      38.3%         37.85%         33.62%        37.03%        42.83%        11.87%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Net Investment Income (Loss) is less than a penny a share.

 138                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD STOCK FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                          PERIOD ENDED:                      PERIOD ENDED:
                                                           YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                                           10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                                   -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $22.68          $23.05           $19.36             $18.53

Income from Investment Operations:

Net investment income (loss)                                   (0.08)          (0.11)           (0.08)             (0.02)

Net realized and unrealized gain (loss) on investments         (5.29)          (0.05)            4.19               1.22
                                                            --------        --------         --------           --------

Total from investment operations                               (5.37)          (0.16)            4.11               1.20

Less distributions:

  Dividends from net investment income                          0.00            0.00             0.00               0.00

  Distributions from capital gains                             (1.08)          (0.21)           (0.42)             (0.35)

  Return of capital                                             0.00            0.00             0.00              (0.02)
                                                            --------        --------         --------           --------

Total distributions                                            (1.08)          (0.21)           (0.42)             (0.37)
                                                            --------        --------         --------           --------

Net asset value, end of period                                $16.23          $22.68           $23.05             $19.36
                                                            ========        ========         ========           ========

TOTAL RETURN(2)                                              (24.81%)         (0.71%)(4)       21.40%              6.60%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                    $430,238        $492,996         $305,566            $36,039

Ratio of expenses to average net assets before waivers
  and reimbursements                                           1.99%           1.98%(5)         2.07%              2.24%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                               1.99%           1.98%(5)         2.07%              2.15%(5)

Ratio of net investment income (loss) to average net
  assets                                                      (0.66%)         (0.90%)(5)       (0.78%)            (0.76%)(5)

Portfolio turnover rate(3)                                     38.3%          37.85%           33.62%             37.03%



(1) Class C shares were first offered on July 31, 1998.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

(7)Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.


THE HARTFORD MUTUAL FUNDS                                                    139

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH AND INCOME FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             PERIOD ENDED:                   PERIOD ENDED:
                                                              YEAR ENDED:      1/1/2000-      YEAR ENDED:     4/30/1998-
                                                              10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
CLASS A -- PERIOD ENDED:                                      -----------    -------------    -----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $13.63          $13.72          $11.45          $10.00

Income from Investment Operations:

Net investment income (loss)                                       0.00(7)        (0.02)           0.01            0.02

Net realized and unrealized gain (loss) on investments            (2.75)           0.04            2.36            1.45
                                                               --------         -------         -------         -------

Total from investment operations                                  (2.75)           0.02            2.37            1.47

Less distributions:

  Dividends from net investment income                             0.00            0.00            0.00            0.00

  Distributions from capital gains                                (0.52)          (0.11)          (0.10)           0.00

  Return of capital                                                0.00            0.00            0.00           (0.02)
                                                               --------         -------         -------         -------

Total distributions                                               (0.52)          (0.11)          (0.10)          (0.02)
                                                               --------         -------         -------         -------

Net asset value, end of period                                   $10.36          $13.63          $13.72          $11.45
                                                               ========         =======         =======         =======

TOTAL RETURN(2)                                                 (20.90%)          0.15%(4)       20.80%          14.78%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                       $239,698        $197,176         $74,764         $11,120

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.43%           1.43%(5)        1.49%           1.63%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.38%           1.38%(5)        1.44%           1.45%(5)

Ratio of net investment income (loss) to average net assets      (0.07%)         (0.17%)(5)       0.01%           0.23%(5)

Portfolio turnover rate(3)                                        79.8%          62.61%          52.98%          35.10%

(1) The fund was declared effective by the Securities and Exchange Commission on April 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.
(7) Net Investment Income (Loss) is less than a penny a share.

 140                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH AND INCOME FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             PERIOD ENDED:                   PERIOD ENDED:
                                                              YEAR ENDED:      1/1/2000-      YEAR ENDED:     4/30/1998-
                                                              10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
CLASS B -- PERIOD ENDED:                                      -----------    -------------    -----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $13.40          $13.58          $11.41          $10.00

Income from Investment Operations:

Net investment income (loss)                                      (0.05)          (0.06)          (0.02)          (0.01)

Net realized and unrealized gain (loss) on investments            (2.73)          (0.01)           2.29            1.43
                                                               --------        --------        --------         -------

Total from investment operations                                  (2.78)          (0.07)           2.27            1.42

Less distributions:

  Dividends from net investment income                             0.00            0.00            0.00            0.00

  Distributions from capital gains                                (0.52)          (0.11)          (0.10)           0.00

  Return of capital                                                0.00            0.00            0.00           (0.01)
                                                               --------        --------        --------         -------

Total distributions                                               (0.52)          (0.11)          (0.10)          (0.01)
                                                               --------        --------        --------         -------

Net asset value, end of period                                   $10.10          $13.40          $13.58          $11.41
                                                               ========        ========        ========         =======

TOTAL RETURN(2)                                                 (21.51%)         (0.51%)(4)      20.00%          14.21%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                        $43,210         $41,126         $20,375          $3,538

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.11%           2.11%(5)        2.13%           2.32%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.11%           2.11%(5)        2.13%           2.15%(5)

Ratio of net investment income (loss) to average net assets      (0.80%)         (0.90%)(5)      (0.68%)         (0.47%)(5)

Portfolio turnover rate(3)                                        79.8%          62.61%          52.98%          35.10%

(1) The fund was declared effective by the Securities and Exchange Commission on April 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                    141

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GROWTH AND INCOME FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                          PERIOD ENDED:                      PERIOD ENDED:
                                                           YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                                           10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                                   -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $13.41          $13.58           $11.41            $10.14

Income from Investment Operations:

Net investment income (loss)                                   (0.06)          (0.06)           (0.03)             0.01

Net realized and unrealized gain (loss) on investments         (2.72)           0.00             2.30              1.29
                                                             -------         -------          -------           -------

Total from investment operations                               (2.78)          (0.06)            2.27              1.30

Less distributions:

  Dividends from net investment income                          0.00            0.00             0.00              0.00

  Distributions from capital gains                             (0.52)          (0.11)           (0.10)             0.00

  Return of capital                                             0.00            0.00             0.00             (0.03)
                                                             -------         -------          -------           -------

Total distributions                                            (0.52)          (0.11)           (0.10)            (0.03)
                                                             -------         -------          -------           -------

Net asset value, end of period                                $10.11          $13.41           $13.58            $11.41
                                                             =======         =======          =======           =======

TOTAL RETURN(2)                                              (21.50%)         (0.44%)(4)       19.98%            12.80%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $60,409         $63,650          $29,265            $3,726

Ratio of expenses to average net assets before waivers
  and reimbursements                                           2.09%           2.09%(5)         2.16%             2.38%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                               2.09%           2.09%(5)         2.15%             2.15%(5)

Ratio of net investment income (loss) to average net
  assets                                                      (0.78%)         (0.88%)(5)       (0.69%)           (0.53%)(5)

Portfolio turnover rate(3)                                     79.8%          62.61%           52.98%            35.10%



(1) Class C shares were first offered on July 31, 1998.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

(7)Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.


 142                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD VALUE FUND

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                CLASS A -        CLASS B -        CLASS C -
                                                              PERIOD ENDED:    PERIOD ENDED:    PERIOD ENDED:
                                                               4/30/2001-       4/30/2001-       4/30/2001-
                                                              10/31/2001(1)    10/31/2001(1)    10/31/2001(1)
                                                              -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $10.00           $10.00           $10.00

Income from investment operations:

Net investment income (loss)                                        0.01             0.00(6)          0.00(6)

Net realized and unrealized gain (loss) on investments             (0.99)           (1.01)           (1.01)
                                                                --------          -------          -------

Total from investment operations                                   (0.98)           (1.01)           (1.01)

Less distributions:

  Dividends from net investment income                              0.00             0.00             0.00

  Distributions from capital gains                                  0.00             0.00             0.00

  Return of capital                                                 0.00             0.00             0.00
                                                                --------          -------          -------

Total distributions                                                 0.00             0.00             0.00
                                                                --------          -------          -------

Net asset value, end of period                                     $9.02            $8.99            $8.99
                                                                ========          =======          =======

TOTAL RETURN(2)                                                   (9.80%)(5)      (10.10%)(5)      (10.10%)(5)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                         $13,728           $2,029           $4,769

Ratio of expenses to average net assets before waivers and
  reimbursements                                                   1.66%(4)         2.36%(4)         2.34%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                   1.45%(4)         2.15%(4)         2.15%(4)

Ratio of net investment income (loss) to average net assets        0.53%(4)        (0.17%)(4)       (0.17%)(4)

Portfolio turnover rate(3)                                         12.2%            12.2%            12.2%

(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Annualized.
(5) Not annualized.
(6) Net Investment Income (Loss) is less than a penny a share.

THE HARTFORD MUTUAL FUNDS                                                    143

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                            PERIOD ENDED:                YEAR ENDED:                PERIOD ENDED:
                                              YEAR ENDED:     1/1/2000-     -------------------------------------     7/1/1996-
                                              10/31/2001    10/31/2000(6)   12/31/1999    12/31/1998   12/31/1997   12/31/1996(1)
CLASS A -- PERIOD ENDED:                      -----------   -------------   -----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period             $17.78         $16.85         $16.62        $14.72      $11.45        $10.00

Income from Investment Operations:

Net investment income (loss)                       0.18           0.15           0.15          0.15        0.13          0.07

Net realized and unrealized gain (loss) on
  investments                                     (1.49)          0.98           0.60          1.97        3.40          1.46
                                               --------       --------       --------      --------     -------        ------

Total from investment operations                  (1.31)          1.13           0.75          2.12        3.53          1.53

Less distributions:

  Dividends from net investment income            (0.17)         (0.12)         (0.17)        (0.15)      (0.12)        (0.06)

  Distributions from capital gains                (0.77)         (0.08)         (0.35)        (0.07)      (0.14)        (0.02)

  Return of capital                                0.00           0.00           0.00          0.00        0.00          0.00
                                               --------       --------       --------      --------     -------        ------

Total distributions                               (0.94)         (0.20)         (0.52)        (0.22)      (0.26)        (0.08)
                                               --------       --------       --------      --------     -------        ------

Net asset value, end of period                   $15.53         $17.78         $16.85        $16.62      $14.72        $11.45
                                               ========       ========       ========      ========     =======        ======

TOTAL RETURN(2)                                  (7.67%)         6.77%(3)       4.57%        14.47%      30.99%        15.29%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)       $521,543       $294,903       $242,054      $182,495     $67,861        $6,083

Ratio of expenses to average net assets
  before waivers and reimbursements               1.36%          1.36%(4)       1.38%         1.43%       1.64%         4.17%(4)

Ratio of expenses to average net assets
  after waivers and reimbursements                1.31%          1.31%(4)       1.33%         1.38%       1.40%         1.40%(4)

Ratio of net investment income (loss) to
  average net assets                              1.06%          0.99%(4)       0.94%         1.08%       1.42%         1.95%(4)

Portfolio turnover rate(5)                        55.0%         56.24%         50.21%        46.43%      28.75%        29.80%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 144                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                               YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
                                               10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
CLASS B -- PERIOD ENDED:                       -----------   -------------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period              $17.60         $16.69         $16.47       $14.61      $11.40         $10.00

Income from Investment Operations:

Net investment income (loss)                        0.07           0.04           0.04         0.06        0.13           0.01

Net realized and unrealized gain (loss) on
  investments                                      (1.48)          0.98           0.58         1.92        3.30           1.48
                                                --------       --------       --------     --------     -------        -------

Total from investment operations                   (1.41)          1.02           0.62         1.98        3.43           1.49

Less distributions:

  Dividends from net investment income             (0.05)         (0.04)         (0.05)       (0.05)      (0.08)         (0.07)

  Distributions from capital gains                 (0.77)         (0.08)         (0.35)       (0.07)      (0.14)         (0.02)

  Return of capital                                 0.00           0.00           0.00         0.00        0.00           0.00
                                                --------       --------       --------     --------     -------        -------

Total distributions                                (0.82)         (0.11)         (0.40)       (0.12)      (0.22)         (0.09)
                                                --------       --------       --------     --------     -------        -------

Net asset value, end of period                    $15.37         $17.60         $16.69       $16.47      $14.61         $11.40
                                                ========       ========       ========     ========     =======        =======

TOTAL RETURN(2)                                   (8.34%)         6.17%(3)       3.82%       13.62%      30.20%         14.82%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)        $150,592       $118,936       $121,977     $108,344     $33,730        $33,741

Ratio of expenses to average net assets
  before waivers and reimbursements                2.03%          2.03%(4)       2.02%        2.10%       2.34%         12.97%(4)

Ratio of expenses to average net assets after
  waivers and reimbursements                       2.03%          2.03%(4)       2.02%        2.10%       2.10%          2.10%(4)

Ratio of net investment income (loss) to
  average
  net assets                                       0.34%          0.27%(4)       0.25%        0.39%       0.69%          0.82%(4)

Portfolio turnover rate(5)                         55.0%         56.24%         50.21%       46.43%      28.75%         29.80%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                    145

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                          PERIOD ENDED:                      PERIOD ENDED:
                                                           YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                                           10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                                   -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $17.57          $16.67           $16.48             $15.94

Income from Investment Operations:

Net investment income (loss)                                    0.08            0.07             0.04               0.05

Net realized and unrealized gain (loss) on investments         (1.48)           0.95             0.58               0.70
                                                            --------        --------         --------           --------

Total from investment operations                               (1.40)           1.02             0.62               0.75

Less distributions:

  Dividends from net investment income                         (0.07)          (0.04)           (0.08)             (0.10)

  Distributions from capital gains                             (0.77)          (0.08)           (0.35)             (0.11)

  Return of capital                                             0.00            0.00             0.00               0.00
                                                            --------        --------         --------           --------

Total distributions                                            (0.84)          (0.12)           (0.43)             (0.21)
                                                            --------        --------         --------           --------

Net asset value, end of period                                $15.33          $17.57           $16.67             $16.48
                                                            ========        ========         ========           ========

TOTAL RETURN(2)                                               (8.33%)          6.17%(4)         3.76%              4.82%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                    $117,108         $63,503          $42,869             $9,682

Ratio of expenses to average net assets before waivers
  and reimbursements                                           2.03%           2.03%(5)         2.07%              2.20%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                               2.03%           2.03%(5)         2.07%              2.10%(5)

Ratio of net investment income (loss) to average net
  assets                                                       0.35%           0.27%(5)         0.21%              0.23%(5)

Portfolio turnover rate(3)                                     55.0%          56.24%           50.21%             46.43%



(1) Class C shares were first offered on July 31, 1998.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

(7)Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.


 146                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD ADVISERS FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                               YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
                                               10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
CLASS A -- PERIOD ENDED:                       -----------   -------------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period               $17.07        $17.02         $15.71       $13.41      $11.08        $10.00

Income from Investment Operations:

Net investment income (loss)                         0.30          0.24           0.27         0.23        0.16          0.09

Net realized and unrealized gain (loss) on
  investments                                       (2.05)         0.19           1.60         2.58        2.41          1.07
                                               ----------      --------       --------     --------     -------        ------

Total from investment operations                    (1.75)         0.43           1.87         2.81        2.57          1.16

Less distributions:

  Dividends from net investment income              (0.31)        (0.22)         (0.25)       (0.25)      (0.17)        (0.08)

  Distributions from capital gains                  (0.64)        (0.16)         (0.31)       (0.26)      (0.07)         0.00

  Return of capital                                  0.00          0.00           0.00         0.00        0.00          0.00
                                               ----------      --------       --------     --------     -------        ------

Total distributions                                 (0.94)        (0.38)         (0.56)       (0.51)      (0.24)        (0.08)
                                               ----------      --------       --------     --------     -------        ------

Net asset value, end of period                     $14.38        $17.07         $17.02       $15.71      $13.41        $11.08
                                               ==========      ========       ========     ========     =======        ======

TOTAL RETURN(2)                                   (10.67%)        2.52%(3)      12.08%       21.09%      23.30%        11.56%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)       $1,088,858      $893,954       $693,136     $316,435     $98,633       $14,347

Ratio of expenses to average net assets
  before waivers and reimbursements                 1.27%         1.26%(4)       1.31%        1.43%       1.60%         2.99%(4)

Ratio of expenses to average net assets after
  waivers and reimbursements                        1.22%         1.21%(4)       1.26%        1.38%       1.40%         1.40%(4)

Ratio of net investment income (loss) to
  average
  net assets                                        1.99%         1.76%(4)       1.72%        1.67%       1.54%         2.13%(4)

Portfolio turnover rate(5)                          36.9%        38.37%         34.63%       40.24%      38.62%        19.75%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                    147

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD ADVISERS FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                               YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
                                               10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
CLASS B -- PERIOD ENDED:                       -----------   -------------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period              $16.90         $16.87         $15.59       $13.33      $11.05        $10.00

Income from Investment Operations:

Net investment income (loss)                        0.20           0.15           0.16         0.15        0.16          0.02

Net realized and unrealized gain (loss) on
  investments                                      (2.03)          0.17           1.58         2.54        2.31          1.11
                                                --------       --------       --------     --------     -------        ------

Total from investment operations                   (1.83)          0.32           1.74         2.69        2.47          1.13

Less distributions:

  Dividends from net investment income             (0.19)         (0.13)         (0.15)       (0.17)      (0.12)        (0.08)

  Distributions from capital gains                 (0.64)         (0.16)         (0.31)       (0.26)      (0.07)         0.00

  Return of capital                                 0.00           0.00           0.00         0.00        0.00          0.00
                                                --------       --------       --------     --------     -------        ------

Total distributions                                (0.83)         (0.29)         (0.46)       (0.43)      (0.19)        (0.08)
                                                --------       --------       --------     --------     -------        ------

Net asset value, end of period                    $14.24         $16.90         $16.87       $15.59      $13.33        $11.05
                                                ========       ========       ========     ========     =======        ======

TOTAL RETURN(2)                                  (11.27%)         1.89%(3)      11.29%       20.27%      22.44%        11.28%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)        $622,519       $631,930       $555,338     $237,959     $39,334        $1,499

Ratio of expenses to average net assets
  before waivers and reimbursements                1.93%          1.92%(4)       1.97%        2.11%       2.31%         6.71%(4)

Ratio of expenses to average net assets after
  waivers and reimbursements                       1.93%          1.92%(4)       1.97%        2.10%       2.10%         2.10%(4)

Ratio of net investment income (loss) to
  average net assets                               1.28%          1.05%(4)       1.00%        0.98%       0.80%         1.24%(4)

Portfolio turnover rate(5)                         36.9%         38.37%         34.63%       40.24%      38.62%        19.75%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 148                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD ADVISERS FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                          PERIOD ENDED:                      PERIOD ENDED:
                                                           YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                                           10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                                   -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                           $17.05          $17.02           $15.73            $15.56

Income from Investment Operations:

Net investment income (loss)                                     0.20            0.15             0.17              0.16

Net realized and unrealized gain (loss) on investments          (2.04)           0.17             1.58              0.64
                                                            ---------       ---------        ---------          --------

Total from investment operations                                (1.84)           0.32             1.75              0.80

Less distributions:

  Dividends from net investment income                          (0.20)          (0.13)           (0.15)            (0.22)

  Distributions from capital gains                              (0.64)          (0.16)           (0.31)            (0.40)

  Return of capital                                              0.00            0.00             0.00              0.00
                                                            ---------       ---------        ---------          --------

Total distributions                                             (0.84)          (0.29)           (0.46)            (0.62)
                                                            ---------       ---------        ---------          --------

Net asset value, end of period                                 $14.37          $17.05           $17.02            $15.73
                                                            =========       =========        =========          ========

TOTAL RETURN(2)                                               (11.26%)          1.89%(4)        11.29%             5.25%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $478,194        $432,171         $323,631           $54,907

Ratio of expenses to average net assets before waivers
  and reimbursements                                            1.93%           1.92%(5)         1.99%             2.18%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                1.93%           1.92%(5)         1.99%             2.10%(5)

Ratio of net investment income (loss) to average net
  assets                                                        1.28%           1.05%(5)         0.99%             1.06%(5)

Portfolio turnover rate(3)                                      36.9%          38.37%           34.63%            40.24%



(1) Class C shares were first offered on July 31, 1998.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

(7)Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.


THE HARTFORD MUTUAL FUNDS                                                    149

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD HIGH YIELD FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             PERIOD ENDED:                   PERIOD ENDED:
                                                              YEAR ENDED:      1/1/2000-      YEAR ENDED:     9/30/1998-
                                                              10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
CLASS A -- PERIOD ENDED:                                      -----------    -------------    -----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $9.06           $9.75          $10.15          $10.00

Income from Investment Operations:

Net investment income (loss)                                       0.78            0.66            0.75            0.19

Net realized and unrealized gain (loss) on investments            (0.61)          (0.69)          (0.40)           0.13
                                                                -------         -------         -------         -------

Total from investment operations                                   0.17           (0.03)           0.35            0.32

Less distributions:

  Dividends from net investment income                            (0.78)          (0.66)          (0.75)          (0.17)

  Distributions from capital gains                                 0.00            0.00            0.00            0.00

  Return of capital                                                0.00            0.00            0.00            0.00
                                                                -------         -------         -------         -------

Total distributions                                               (0.78)          (0.66)          (0.75)          (0.17)
                                                                -------         -------         -------         -------

Net asset value, end of period                                    $8.45           $9.06           $9.75          $10.15
                                                                =======         =======         =======         =======

TOTAL RETURN(2)                                                   1.80%          (0.35%)(4)       3.47%           3.33%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                        $45,753         $23,214         $17,465          $8,507

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.40%           1.38%(5)        1.41%           1.58%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.35%           1.33%(5)        1.36%           1.40%(5)

Ratio of net investment income (loss) to average net assets       9.00%           8.55%(5)        7.74%           7.06%(5)

Portfolio turnover rate(3)                                        62.8%          57.19%          52.96%          10.85%

(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

 150                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD HIGH YIELD FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             PERIOD ENDED:                   PERIOD ENDED:
                                                              YEAR ENDED:      1/1/2000-      YEAR ENDED:     9/30/1998-
                                                              10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
CLASS B -- PERIOD ENDED:                                      -----------    -------------    -----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $9.05           $9.74          $10.14          $10.00

Income from Investment Operations:

Net investment income (loss)                                       0.72            0.62            0.68            0.16

Net realized and unrealized gain (loss) on investments            (0.62)          (0.71)          (0.40)           0.14
                                                                -------         -------         -------         -------

Total from investment operations                                  (0.10)          (0.09)           0.28            0.30

Less distributions:

  Dividends from net investment income                            (0.72)          (0.60)          (0.68)          (0.16)

  Distributions from capital gains                                 0.00            0.00            0.00            0.00

  Return of capital                                                0.00            0.00            0.00            0.00
                                                                -------         -------         -------         -------

Total distributions                                               (0.72)          (0.60)          (0.68)          (0.16)
                                                                -------         -------         -------         -------

Net asset value, end of period                                    $8.43           $9.05           $9.74          $10.14
                                                                =======         =======         =======         =======

TOTAL RETURN(2)                                                   0.99%          (0.92%)(4)       2.80%           3.09%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                        $16,922          $7,929          $7,436          $2,322

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.08%           2.04%(5)        2.08%           2.31%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.08%           2.04%(5)        2.08%           2.10%(5)

Ratio of net investment income (loss) to average net assets       8.28%           7.84%(5)        7.03%           6.50%(5)

Portfolio turnover rate(3)                                        62.8%          57.19%          52.96%          10.85%

(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                    151

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD HIGH YIELD FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                             PERIOD ENDED:                   PERIOD ENDED:
                                                              YEAR ENDED:      1/1/2000-      YEAR ENDED:     9/30/1998-
                                                              10/31/2001     10/31/2000(6)    12/31/1999     12/31/1998(1)
CLASS C -- PERIOD ENDED:                                      -----------    -------------    -----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $9.05           $9.74          $10.14          $10.00

Income from Investment Operations:

Net investment income (loss)                                       0.72            0.61            0.68            0.16

Net realized and unrealized gain (loss) on investments            (0.62)          (0.70)          (0.40)           0.14
                                                                -------         -------         -------         -------

Total from investment operations                                  (0.10)          (0.09)           0.28            0.30

Less distributions:

  Dividends from net investment income                            (0.72)          (0.60)          (0.68)          (0.16)

  Distributions from capital gains                                 0.00            0.00            0.00            0.00

  Return of capital                                                0.00            0.00            0.00            0.00
                                                                -------         -------         -------         -------

Total distributions                                               (0.72)          (0.60)          (0.68)          (0.16)
                                                                -------         -------         -------         -------

Net asset value, end of period                                    $8.43           $9.05           $9.74          $10.14
                                                                =======         =======         =======         =======

TOTAL RETURN(2)                                                   1.01%          (0.90%)(4)       2.81%           3.08%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                        $27,605          $9,534          $8,573          $2,278

Ratio of expenses to average net assets before waivers and
  reimbursements                                                  2.08%           2.04%(5)        2.09%           2.31%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  2.08%           2.04%(5)        2.09%           2.10%(5)

Ratio of net investment income (loss) to average net assets       8.28%           7.83%(5)        7.01%           6.49%(5)

Portfolio turnover rate(3)                                        62.8%          57.19%          52.96%          10.85%

(1) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

 152                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS E


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class E shares of the fund (formerly Class E shares of Fortis Tax-Free Minnesota Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



                                                                                      YEAR ENDED SEPTEMBER 30
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS E -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $10.35          $9.91        $9.94       $10.77       $10.46       $10.28

Income from Investment Operations:

Net investment income (loss)                             0.04           0.48         0.51         0.50         0.52         0.53

Net realized and unrealized gain (loss) on
  investments                                            0.10           0.45        (0.04)       (0.67)        0.32         0.18
                                                     --------       --------     --------     --------     --------     --------

Total from investment operations                         0.14           0.93         0.47        (0.17)        0.84         0.71

Less distributions:

  Dividends from net investment income                  (0.04)         (0.49)       (0.50)       (0.49)       (0.52)       (0.53)

  Distributions from capital gains                       0.00           0.00         0.00        (0.17)       (0.01)        0.00

  Return of capital                                      0.00           0.00         0.00         0.00         0.00         0.00
                                                     --------       --------     --------     --------     --------     --------

Total distributions                                     (0.04)         (0.49)       (0.50)       (0.66)       (0.53)       (0.53)
                                                     --------       --------     --------     --------     --------     --------

Net asset value, end of period                         $10.45         $10.35        $9.91        $9.94       $10.77       $10.46
                                                     ========       ========     ========     ========     ========     ========

TOTAL RETURN(2)                                         1.33%          9.58%        4.87%       (1.71%)       8.25%        7.10%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)              $32,533        $32,259      $33,088      $37,396      $42,170      $43,584

Ratio of expenses to average net assets before
  waivers and reimbursements                            0.84%(3)       0.85%        0.86%        0.86%        0.91%        0.96%

Ratio of expenses to average net assets after
  waivers and reimbursements                            0.84%(3)       0.85%        0.86%        0.86%        0.91%        0.96%

Ratio of net investment income (loss) to average
  net assets                                            4.28%(3)       4.70%        5.12%        4.73%        4.94%        5.14%

Portfolio turnover rate                                    0%            18%          56%          55%          55%          61%


(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    153

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS M


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Tax-Free Minnesota Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                      YEAR ENDED SEPTEMBER 30
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS M -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $10.31          $9.88        $9.90       $10.73       $10.42       $10.24

Income from Investment Operations:

Net investment income (loss)                             0.03           0.38         0.42         0.39         0.41         0.42

Net realized and unrealized gain (loss) on
  investments                                            0.11           0.44        (0.04)       (0.67)        0.32         0.18
                                                     --------       --------     --------     --------     --------     --------

Total from investment operations                         0.14           0.82         0.38        (0.28)        0.73         0.60

Less distributions:

  Dividends from net investment income                  (0.03)         (0.39)       (0.40)       (0.38)       (0.41)       (0.42)

  Distributions from capital gains                       0.00           0.00         0.00        (0.17)       (0.01)        0.00

  Return of capital                                      0.00           0.00         0.00         0.00         0.00         0.00
                                                     --------       --------     --------     --------     --------     --------

Total distributions                                     (0.03)         (0.39)       (0.40)       (0.55)       (0.42)       (0.42)
                                                     --------       --------     --------     --------     --------     --------

Net asset value, end of period                         $10.42         $10.31        $9.88        $9.90       $10.73       $10.42
                                                     ========       ========     ========     ========     ========     ========

TOTAL RETURN(2)                                         1.35%          8.45%        3.96%       (2.73%)       7.18%        6.01%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                 $772           $789         $829         $860       $1,271       $1,301

Ratio of expenses to average net assets before
  waivers and Reimbursements                            1.84%(3)       1.85%        1.86%        1.86%        1.91%        1.96%

Ratio of expenses to average net assets after
  waivers and reimbursements                            1.84%(3)       1.85%        1.86%        1.86%        1.91%        1.96%

Ratio of net investment income (loss) to average
  net assets                                            3.28%(3)       3.70%        4.12%        3.73%        3.94%        4.14%

Portfolio turnover rate                                    0%            18%          56%          55%          55%          61%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 154                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS N


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Tax-Free Minnesota Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                      YEAR ENDED SEPTEMBER 30
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS N -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $10.34          $9.90       $9.93       $10.73       $10.44       $10.26

Income from Investment Operations:

Net investment income (loss)                             0.03           0.38        0.41         0.42         0.39         0.42

Net realized and unrealized gain (loss) on
  investments                                            0.10           0.45       (0.04)       (0.67)        0.32         0.18
                                                     --------       --------     -------      -------      -------       ------

Total from investment operations                         0.13           0.83        0.37        (0.25)        0.71         0.60

Less distributions:

  Dividends from net investment income                  (0.03)         (0.39)      (0.40)       (0.38)       (0.41)       (0.42)

  Distributions from capital gains                       0.00           0.00        0.00        (0.17)       (0.01)        0.00

  Return of capital                                      0.00           0.00        0.00         0.00         0.00         0.00
                                                     --------       --------     -------      -------      -------       ------

Total distributions                                     (0.03)         (0.39)      (0.40)       (0.55)       (0.42)       (0.42)
                                                     --------       --------     -------      -------      -------       ------

Net asset value, end of period                         $10.44         $10.34       $9.90        $9.93       $10.73       $10.44
                                                     ========       ========     =======      =======      =======       ======

TOTAL RETURN(2)                                         1.25%          8.55%       3.84%       (2.45%)       6.97%        6.00%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in Thousands)                 $203           $200        $255         $247         $194         $232

Ratio of expenses to average net assets before
  waivers and Reimbursements                            1.84%(3)       1.85%       1.86%        1.86%        1.91%        1.96%

Ratio of expenses to average net assets after
  waivers and reimbursements                            1.84%(3)       1.85%       1.86%        1.86%        1.91%        1.96%

Ratio of net investment income (loss) to average
  net assets                                            3.28%(3)       3.70%       4.12%        3.73%        3.94%        4.14%

Portfolio turnover rate                                    0%            18%         56%          55%          55%          61%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    155

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS E


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class E shares of the fund (formerly Class E shares of Fortis Tax-Free National Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



                                                                                      YEAR ENDED SEPTEMBER 30
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS E -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $11.07         $10.52      $10.49       $11.38       $11.07       $10.76
Income from Investment Operations:
Net investment income (loss)                             0.04           0.49        0.52         0.50         0.52         0.55
Net realized and unrealized gain (loss) on
  investments                                            0.11           0.56        0.02        (0.78)        0.34         0.31
                                                     --------       --------     -------      -------      -------       ------
Total from investment operations                         0.15           1.05        0.54        (0.28)        0.86         0.86
Less distributions:
  Dividends from net investment income                  (0.04)         (0.50)      (0.51)       (0.49)       (0.51)       (0.55)
  Distributions from capital gains                       0.00           0.00        0.00        (0.12)       (0.04)        0.00
  Return of capital                                      0.00           0.00        0.00         0.00         0.00         0.00
                                                     --------       --------     -------      -------      -------       ------
Total distributions                                     (0.04)         (0.50)      (0.51)       (0.61)       (0.55)       (0.55)
                                                     --------       --------     -------      -------      -------       ------
Net asset value, end of period                         $11.18         $11.07      $10.52       $10.49       $11.38       $11.07
                                                     ========       ========     =======      =======      =======       ======
TOTAL RETURN(2)                                         1.35%         10.18%       5.33%       (2.56%)       7.97%        8.19%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $42,441        $42,331     $42,212      $47,140      $56,959      $59,727
Ratio of expenses to average net assets before
  waivers and reimbursements                            0.95%(3)       0.97%       0.96%        0.94%        0.98%        0.95%
Ratio of expenses to average net assets after
  waivers and reimbursements                            0.95%(3)       0.97%       0.96%        0.94%        0.98%        0.95%
Ratio of net investment income (loss) to average
  net assets                                            4.21%(3)       4.49%       4.96%        4.56%        4.65%        5.03%
Portfolio turnover rate                                    0%            28%         64%          89%          74%          71%


(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 156                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS M


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis Tax-Free National Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                           YEAR ENDED SEPTEMBER 30
                                                             PERIOD ENDED:   ----------------------------------------------------
                                                             10/31/2001(1)     2001       2000       1999       1998       1997
CLASS M -- PERIOD ENDED:                                     -------------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                             $11.04       $10.49     $10.46     $11.36     $11.05     $10.74

Income from Investment Operations:

Net investment income (loss)                                       0.03         0.38       0.42       0.38       0.42       0.44

Net realized and unrealized gain (loss) on investments             0.11         0.56       0.02      (0.78)      0.34       0.31
                                                                -------      -------    -------    -------    -------    -------

Total from investment operations                                   0.14         0.94       0.44      (0.40)      0.76       0.75

Less distributions:

  Dividends from net investment income                            (0.03)       (0.39)     (0.41)     (0.38)     (0.41)     (0.44)

  Distributions from capital gains                                 0.00         0.00       0.00      (0.12)     (0.04)      0.00

  Return of capital                                                0.00         0.00       0.00       0.00       0.00       0.00
                                                                -------      -------    -------    -------    -------    -------

Total distributions                                               (0.03)       (0.39)     (0.41)     (0.50)     (0.45)     (0.44)
                                                                -------      -------    -------    -------    -------    -------

Net asset value, end of period                                   $11.15       $11.04     $10.49     $10.46     $11.36     $11.05
                                                                =======      =======    =======    =======    =======    =======

TOTAL RETURN(2)                                                   1.27%        9.14%      4.29%     (3.61%)     6.95%      7.14%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in Thousands)                         $1,723       $1,701     $1,540     $1,752     $1,493     $1,287

Ratio of expenses to average net assets before waivers and
  Reimbursements                                                  1.95%(3)     1.97%      1.96%      1.94%      1.98%      1.95%

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.95%(3)     1.97%      1.96%      1.94%      1.98%      1.95%

Ratio of net investment income (loss) to average net assets       3.21%(3)     3.49%      3.96%      3.56%      3.65%      4.02%

Portfolio turnover rate                                              0%          28%        64%        89%        74%        71%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    157

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS N


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis Tax-Free National Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                      YEAR ENDED SEPTEMBER 30
                                                   PERIOD ENDED:   --------------------------------------------------------------
                                                   10/31/2001(1)      2001         2000         1999         1998         1997
CLASS N -- PERIOD ENDED:                           -------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $11.02         $10.48      $10.45       $11.34       $11.04       $10.74

Income from Investment Operations:

Net investment income (loss)                             0.03           0.38        0.42         0.39         0.41         0.43

Net realized and unrealized gain (loss) on
  investments                                            0.11           0.56        0.02        (0.78)        0.34         0.31
                                                     --------       --------     -------      -------      -------       ------

Total from investment operations                         0.14           0.94        0.44        (0.39)        0.75         0.74

Less distributions:

  Dividends from net investment income                  (0.03)         (0.40)      (0.41)       (0.38)       (0.41)       (0.44)

  Distributions from capital gains                       0.00           0.00        0.00        (0.12)       (0.04)        0.00

  Return of capital                                      0.00           0.00        0.00         0.00         0.00         0.00
                                                     --------       --------     -------      -------      -------       ------

Total distributions                                     (0.03)         (0.40)      (0.41)       (0.50)       (0.45)       (0.44)
                                                     --------       --------     -------      -------      -------       ------

Net asset value, end of period                         $11.13         $11.02      $10.48       $10.45       $11.34       $11.04
                                                     ========       ========     =======      =======      =======       ======

TOTAL RETURN(2)                                         1.27%          9.06%       4.30%       (3.53%)       6.86%        7.04%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                 $538           $469        $289         $548         $493         $584

Ratio of expenses to average net assets before
  waivers and Reimbursements                            1.95%(3)       1.97%       1.96%        1.94%        1.98%        1.95%

Ratio of expenses to average net assets after
  waivers and reimbursements                            1.95%(3)       1.97%       1.96%        1.94%        1.98%        1.95%

Ratio of net investment income (loss) to average
  net assets                                            3.21%(3)       3.49%       3.96%        3.56%        3.65%        4.05%

Portfolio turnover rate                                    0%            28%         64%          89%          74%          71%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 158                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS E


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class A shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class E shares of the fund (formerly Class E shares of Fortis U.S. Government Securities Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.



                                                                                           YEAR ENDED JULY 31
                                                        PERIOD ENDED:   ---------------------------------------------------------
                                                        10/31/2001(1)     2001        2000        1999        1998        1997
CLASS E -- PERIOD ENDED:                                -------------   ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $9.37         $8.86       $8.96       $9.30       $9.16       $8.87

Income from Investment Operations:

Net investment income (loss)                                   0.13          0.54        0.52        0.49        0.52        0.54

Net realized and unrealized gain (loss) on investments         0.30          0.52       (0.10)      (0.34)       0.14        0.32
                                                          ---------     ---------   ---------   ---------   ---------   ---------

Total from investment operations                               0.43          1.06        0.42        0.15        0.66        0.86

Less distributions:

  Dividends from net investment income                        (0.13)        (0.55)      (0.52)      (0.49)      (0.52)      (0.54)

  Distributions from capital gains                             0.00          0.00        0.00        0.00        0.00       (0.03)

  Return of capital                                            0.00          0.00        0.00        0.00        0.00        0.00
                                                          ---------     ---------   ---------   ---------   ---------   ---------

Total distributions                                           (0.13)        (0.55)      (0.52)      (0.49)      (0.52)      (0.57)
                                                          ---------     ---------   ---------   ---------   ---------   ---------

Net asset value, end of period                                $9.67         $9.37       $8.86       $8.96       $9.30       $9.16
                                                          =========     =========   =========   =========   =========   =========

TOTAL RETURN(2)                                               4.57%        12.30%       4.91%       1.56%       7.42%      10.07%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                   $187,712      $182,170    $184,520    $254,096    $285,060    $324,643

Ratio of expenses to average net assets before waivers
  and reimbursements                                          0.79%(3)      0.79%       0.79%       0.78%       0.79%       0.81%

Ratio of expenses to average net assets after waivers
  and reimbursements                                          0.79%(3)      0.79%       0.79%       0.78%       0.79%       0.81%

Ratio of net investment income (loss) to average net
  assets                                                      5.25%(3)      5.93%       5.96%       5.32%       5.62%       6.08%

Portfolio turnover rate                                         32%          136%        181%         75%        118%        161%


(1) For the three-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    159

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS M


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class B shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class M shares of the fund (formerly Class B shares of Fortis U.S. Government Securities Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                           YEAR ENDED JULY 31
                                                        PERIOD ENDED:   ---------------------------------------------------------
                                                        10/31/2001(1)     2001        2000        1999        1998        1997
CLASS M -- PERIOD ENDED:                                -------------   ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $9.34         $8.83       $8.94       $9.28       $9.14       $8.86

Income from Investment Operations:

Net investment income (loss)                                   0.10          0.45        0.43        0.40        0.43        0.46

Net realized and unrealized gain (loss) on investments         0.30          0.52       (0.10)      (0.34)       0.14        0.31
                                                          ---------     ---------   ---------   ---------   ---------   ---------

Total from investment operations                               0.40          0.97        0.33        0.06        0.57        0.77

Less distributions:

  Dividends from net investment income                        (0.10)        (0.46)      (0.44)      (0.40)      (0.43)      (0.47)

  Distributions from capital gains                             0.00          0.00        0.00        0.00        0.00       (0.02)

  Return of capital                                            0.00          0.00        0.00        0.00        0.00        0.00
                                                          ---------     ---------   ---------   ---------   ---------   ---------

Total distributions                                           (0.10)        (0.46)      (0.44)      (0.40)      (0.43)      (0.49)
                                                          ---------     ---------   ---------   ---------   ---------   ---------

Net asset value, end of period                                $9.64         $9.34       $8.83       $8.94       $9.28       $9.14
                                                          =========     =========   =========   =========   =========   =========

TOTAL RETURN(2)                                               4.32%        11.24%       3.79%       0.53%       6.40%       8.95%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $6,582        $5,284      $4,264      $4,703      $3,161      $2,826

Ratio of expenses to average net Assets before waivers
  and Reimbursements                                          1.79%(3)      1.79%       1.79%       1.78%       1.79%       1.81%

Ratio of expenses to average net assets after waivers
  and reimbursements                                          1.79%(3)      1.79%       1.79%       1.78%       1.79%       1.81%

Ratio of net investment income (loss) to average net
  assets                                                      4.25%(3)      4.92%       4.96%       4.32%       4.62%       5.08%

Portfolio turnover rate                                         32%          136%        181%         75%        118%        161%

(1) For the three-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

 160                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS N


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class C shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class N shares of the fund (formerly Class C shares of Fortis U.S. Government Securities Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                                              YEAR ENDED JULY 31
                                                             PERIOD ENDED:   ----------------------------------------------------
                                                             10/31/2001(1)     2001       2000       1999       1998       1997
CLASS N -- PERIOD ENDED:                                     -------------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $9.34         $8.83      $8.93      $9.27      $9.13      $8.85

Income from Investment Operations:

Net investment income (loss)                                       0.10          0.45       0.44       0.40       0.43       0.46

Net realized and unrealized gain (loss) on investments             0.30          0.52      (0.10)     (0.34)      0.14       0.31
                                                                -------      --------   --------   --------   --------   --------

Total from investment operations                                   0.40          0.97       0.34       0.06       0.57       0.77

Less distributions:

  Dividends from net investment income                            (0.10)        (0.46)     (0.44)     (0.40)     (0.43)     (0.47)

  Distributions from capital gains                                 0.00          0.00       0.00       0.00       0.00      (0.02)

  Return of capital                                                0.00          0.00       0.00       0.00       0.00       0.00
                                                                -------      --------   --------   --------   --------   --------

Total distributions                                               (0.10)        (0.46)     (0.44)     (0.40)     (0.43)     (0.49)
                                                                -------      --------   --------   --------   --------   --------

Net asset value, end of period                                    $9.64         $9.34      $8.83      $8.93      $9.27      $9.13
                                                                =======      ========   ========   ========   ========   ========

TOTAL RETURN(2)                                                   4.31%        11.24%      3.91%      0.52%      6.41%      8.96%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                         $2,275        $1,603     $1,606     $3,071     $1,267     $1,444

Ratio of expenses to average net assets before waivers and
  Reimbursements                                                  1.79%(3)      1.79%      1.79%      1.78%      1.79%      1.81%

Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.79%(3)      1.79%      1.79%      1.78%      1.79%      1.81%

Ratio of net investment income (loss) to average net assets       4.25%(3)      4.92%      4.93%      4.32%      4.62%      5.07%

Portfolio turnover rate                                             32%          136%       181%        75%       118%       161%

(1) For the three-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.

THE HARTFORD MUTUAL FUNDS                                                    161

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                               YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
                                               10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
CLASS A -- PERIOD ENDED:                       -----------   -------------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period              $10.14          $9.93        $10.76       $10.61       $10.26        $10.00

Income from Investment Operations:

Net investment income (loss)                        0.55           0.50          0.54         0.54         0.57          0.26

Net realized and unrealized gain (loss) on
  investments                                       0.73           0.19         (0.83)        0.23         0.50          0.31
                                                --------       --------       -------      -------      -------        ------

Total from investment operations                    1.28           0.69         (0.29)        0.77         1.07          0.57

Less distributions:
  Dividends from net investment income             (0.52)         (0.48)        (0.52)       (0.54)       (0.56)        (0.25)
  Distributions from capital gains                  0.00           0.00         (0.02)       (0.08)       (0.16)        (0.06)
  Return of capital                                 0.00           0.00          0.00         0.00         0.00          0.00
                                                --------       --------       -------      -------      -------        ------

Total distributions                                (0.52)         (0.48)        (0.54)       (0.62)       (0.72)        (0.31)
                                                --------       --------       -------      -------      -------        ------

Net asset value, end of period                    $10.90         $10.14         $9.93       $10.76       $10.61        $10.26
                                                ========       ========       =======      =======      =======        ======

TOTAL RETURN(2)                                   12.96%          7.17%(3)     (2.71%)       7.48%       10.80%         5.73%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)        $122,423        $37,290       $57,320      $47,143      $28,589       $10,925

Ratio of expenses to average net assets
  before waivers and reimbursements                1.30%          1.29%(4)      1.29%        1.32%        1.49%         2.77%(4)

Ratio of expenses to average net assets after
  waivers and reimbursements                       1.25%          1.24%(4)      1.24%        1.25%        1.25%         1.25%(4)

Ratio of net investment income (loss) to
  average net assets                               5.00%          5.88%(4)      5.32%        5.04%        5.59%         5.72%(4)

Portfolio turnover rate(5)                        195.6%        139.94%       113.37%      135.01%      220.45%        75.52%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

 162                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                               YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
                                               10/31/2001    10/31/2000(6)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
CLASS B -- PERIOD ENDED:                       -----------   -------------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period              $10.10          $9.90        $10.72       $10.58       $10.25        $10.00

Income from Investment Operations:

Net investment income (loss)                        0.48           0.43          0.47         0.47         0.53          0.20

Net realized and unrealized gain (loss) on
  investments                                       0.72           0.20         (0.82)        0.22         0.46          0.34
                                                --------       --------       -------      -------      -------        ------

Total from investment operations                    1.20           0.63         (0.35)        0.69         0.99          0.54

Less distributions:

  Dividends from net investment income             (0.45)         (0.43)        (0.45)       (0.47)       (0.50)        (0.23)

  Distributions from capital gains                  0.00           0.00         (0.02)       (0.08)       (0.16)        (0.06)

  Return of capital                                 0.00           0.00          0.00         0.00         0.00          0.00
                                                --------       --------       -------      -------      -------        ------

Total distributions                                (0.45)         (0.43)        (0.47)       (0.55)       (0.66)        (0.29)
                                                --------       --------       -------      -------      -------        ------

Net asset value, end of period                    $10.85         $10.10         $9.90       $10.72       $10.58        $10.25
                                                ========       ========       =======      =======      =======        ======

TOTAL RETURN(2)                                   12.12%          6.48%(3)     (3.30%)       6.70%        9.96%         5.38%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)         $55,999        $22,197       $21,442      $16,772       $5,745          $124

Ratio of expenses to average net assets
  before waivers and reimbursements                1.96%          1.95%(4)      1.94%        2.01%        2.19%        22.36%(4)

Ratio of expenses to average net assets after
  waivers and reimbursements                       1.95%          1.95%(4)      1.94%        1.95%        1.95%         1.95%(4)

Ratio of net investment income (loss) to
  average net assets                               4.30%          5.17%(4)      4.62%        4.32%        4.85%         5.22%(4)

Portfolio turnover rate(5)                        195.6%        139.94%       113.37%      135.01%      220.45%        75.52%

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(6) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                    163

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                          PERIOD ENDED:                      PERIOD ENDED:
                                                           YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                                           10/31/2001     10/31/2000(6)    12/31/1999(7)    12/31/1998(1)(7)
CLASS C -- PERIOD ENDED:                                   -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                          $10.14           $9.93           $10.76            $10.70

Income from Investment Operations:

Net investment income (loss)                                    0.49            0.44             0.47              0.19

Net realized and unrealized gain (loss) on investments          0.71            0.20            (0.82)             0.15
                                                             -------         -------          -------           -------

Total from investment operations                                1.20            0.64            (0.35)             0.34

Less distributions:

  Dividends from net investment income                         (0.45)          (0.43)           (0.46)            (0.21)

  Distributions from capital gains                              0.00            0.00            (0.02)            (0.07)

  Return of capital                                             0.00            0.00             0.00              0.00
                                                             -------         -------          -------           -------

Total distributions                                            (0.45)          (0.43)           (0.48)            (0.28)
                                                             -------         -------          -------           -------

Net asset value, end of period                                $10.89          $10.14            $9.93            $10.76
                                                             =======         =======          =======           =======

TOTAL RETURN(2)                                               12.12%           6.55%(4)        (3.36%)            3.19%(4)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $62,222         $16,886          $18,136            $5,420

Ratio of expenses to average net assets before waivers
  and reimbursements                                           1.97%           1.94%(5)         1.97%             2.13%(5)

Ratio of expenses to average net assets after waivers and
  reimbursements                                               1.95%           1.94%(5)         1.95%             1.95%(5)

Ratio of net investment income (loss) to average net
  assets                                                       4.30%           5.18%(5)         4.62%             4.13%(5)

Portfolio turnover rate(3)                                    195.6%         139.94%          113.37%           135.01%



(1) Class C shares were first offered on July 31, 1998.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(4) Not annualized.
(5) Annualized.
(6) The fund's fiscal year end has been changed to October 31st.

(7)Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.


 164                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MONEY MARKET FUND -- CLASS A

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                             PERIOD ENDED:               YEAR ENDED:                PERIOD ENDED:
                                               YEAR ENDED:     1/1/2000-     ------------------------------------     7/1/1996-
                                               10/31/2001    10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(1)
CLASS A -- PERIOD ENDED:                       -----------   -------------   ----------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period               $1.00          $1.00         $1.00        $1.00        $1.00          $1.00

Income from Investment Operations:

Net investment income (loss)                        0.04           0.04          0.04         0.05         0.05           0.02

Net realized and unrealized gain (loss) on
  investments                                       0.00           0.00          0.00         0.00         0.00           0.00
                                                 -------        -------       -------      -------      -------        -------

Total from investment operations                    0.04           0.04          0.04         0.05         0.05           0.02

Less distributions:

  Dividends from net investment income             (0.04)         (0.04)        (0.04)       (0.05)       (0.05)         (0.02)

  Distributions from capital gains                  0.00           0.00          0.00         0.00         0.00           0.00

  Return of capital                                 0.00           0.00          0.00         0.00         0.00           0.00
                                                 -------        -------       -------      -------      -------        -------

Total distributions                                (0.04)         (0.04)        (0.04)       (0.05)       (0.05)         (0.02)
                                                 -------        -------       -------      -------      -------        -------

Net asset value, end of period                     $1.00          $1.00         $1.00        $1.00        $1.00          $1.00
                                                 =======        =======       =======      =======      =======        =======

TOTAL RETURN(2)                                    4.02%          4.54%(3)      4.32%        4.69%        4.73%          2.01%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)         $86,748        $43,897       $44,663      $29,424      $22,578        $10,754

Ratio of expenses to average net assets
  before waivers and reimbursements                1.19%          1.20%(4)      1.15%        1.25%        1.28%          2.75%(4)

Ratio of expenses to average net assets after
  waivers and reimbursements                       1.00%          1.00%(4)      1.00%        1.00%        1.00%          1.00%(4)

Ratio of net investment income (loss) to
  average net assets                               3.63%          5.35%(4)      4.25%        4.57%        4.67%          4.49%(4)

Portfolio turnover rate                              N/A            N/A           N/A          N/A          N/A            N/A

(1) The fund was initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the fund was opened for investment on July 22, 1996.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The fund's fiscal year end has been changed to October 31st.

THE HARTFORD MUTUAL FUNDS                                                    165

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MONEY MARKET FUND -- CLASS B

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.

                                                                          PERIOD ENDED:         YEAR ENDED:         PERIOD ENDED:
                                                            YEAR ENDED:     1/1/2000-     -----------------------    8/22/1997-
                                                            10/31/2001    10/31/2000(5)   12/31/1999   12/31/1998   12/31/1997(1)
CLASS B -- PERIOD ENDED:                                    -----------   -------------   ----------   ----------   -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                            $1.00          $1.00         $1.00        $1.00         $1.00

Income from Investment Operations:

Net investment income (loss)                                     0.03           0.04          0.04         0.04          0.01

Net realized and unrealized gain (loss) on investments           0.00           0.00          0.00         0.00          0.00
                                                             --------       --------       -------      -------        ------

Total from investment operations                                 0.03           0.04          0.04         0.04          0.01

Less distributions:
  Dividends from net investment income                          (0.03)         (0.04)        (0.04)       (0.04)        (0.01)
  Distributions from capital gains                               0.00           0.00          0.00         0.00          0.00
  Return of capital                                              0.00           0.00          0.00         0.00          0.00
                                                             --------       --------       -------      -------        ------

Total distributions                                             (0.03)         (0.04)        (0.04)       (0.04)        (0.01)
                                                             --------       --------       -------      -------        ------

Net asset value, end of period                                  $1.00          $1.00         $1.00        $1.00         $1.00
                                                             ========       ========       =======      =======        ======

TOTAL RETURN(2)                                                 3.31%          3.94%(3)      3.59%        3.97%         1.45%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                      $48,998        $14,974       $25,762      $11,936        $4,449

Ratio of expenses to average net assets before waivers and
  reimbursements                                                1.85%          1.85%(4)      1.81%        1.86%         3.63%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                                1.70%          1.70%(4)      1.70%        1.70%         1.70%(4)

Ratio of net investment income (loss) to average net
  assets                                                        2.93%          4.65%(4)      3.55%        3.83%         3.92%(4)

Portfolio turnover rate                                           N/A            N/A           N/A          N/A           N/A

(1) Class B shares were first offered on August 22, 1997.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The fund's fiscal year end has been changed to October 31st.

 166                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD MONEY MARKET FUND -- CLASS C

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request.


                                                                          PERIOD ENDED:                      PERIOD ENDED:
                                                           YEAR ENDED:      1/1/2000-       YEAR ENDED:        7/31/1998-
                                                           10/31/2001     10/31/2000(5)    12/31/1999(6)    12/31/1998(1)(6)
CLASS C -- PERIOD ENDED:                                   -----------    -------------    -------------    ----------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                           $1.00           $1.00            $1.00             $1.00

Income from Investment Operations:

Net investment income (loss)                                    0.03            0.04             0.04              0.02

Net realized and unrealized gain (loss) on investments          0.00            0.00             0.00              0.00
                                                             -------         -------          -------           -------

Total from investment operations                                0.03            0.04             0.04              0.02

Less distributions:

  Dividends from net investment income                         (0.03)          (0.04)           (0.04)            (0.02)

  Distributions from capital gains                              0.00            0.00             0.00              0.00

  Return of capital                                             0.00            0.00             0.00              0.00
                                                             -------         -------          -------           -------

Total distributions                                            (0.03)          (0.04)           (0.04)            (0.02)
                                                             -------         -------          -------           -------

Net asset value, end of period                                 $1.00           $1.00            $1.00             $1.00
                                                             =======         =======          =======           =======

TOTAL RETURN(2)                                                3.31%           3.93%(3)         3.59%             1.58%(3)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                     $53,873          $6,842           $9,904            $1,203

Ratio of expenses to average net assets before waivers
  and reimbursements                                           1.82%           1.85%(4)         1.84%             2.02%(4)

Ratio of expenses to average net assets after waivers and
  reimbursements                                               1.70%           1.70%(4)         1.70%             1.70%(4)

Ratio of net investment income (loss) to average net
  assets                                                       2.93%           4.65%(4)         3.56%             3.57%(4)

Portfolio turnover rate                                          N/A             N/A              N/A               N/A



(1) Class C shares were first offered on July 31, 1998.

(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Not annualized.
(4) Annualized.
(5) The fund's fiscal year end has been changed to October 31st.

(6)Per share amounts for Class C shares for 1998 were restated to reflect a reverse stock split which was effective February 11, 1999.


THE HARTFORD MUTUAL FUNDS                                                    167

                        PRIVACY POLICY AND PRACTICES OF


                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.


                       AND ITS AFFILIATES (THE HARTFORD)



             Applicable to The Hartford's United States Operations



WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.



PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.



We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.



To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.



We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.



We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.



We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.



Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.



We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.



We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.



At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.



We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.


 168                                                   THE HARTFORD MUTUAL FUNDS

                        PRIVACY POLICY AND PRACTICES OF


                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.


                 AND ITS AFFILIATES (THE HARTFORD) (CONTINUED)



This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:



First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


THE HARTFORD MUTUAL FUNDS                                                    169

FOR MORE INFORMATION
--------------------------------------------------------------------------------


Two documents are available that offer further information on The Hartford Mutual Funds:


 ANNUAL/SEMIANNUAL REPORT
 TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.


 STATEMENT OF ADDITIONAL INFORMATION
 (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:


 BY MAIL:


The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387



(For overnight mail)


The Hartford Mutual Funds


500 Bielenberg Drive


Woodbury, MN 55125-1400


 BY PHONE:

1-888-843-7824

 ON THE INTERNET:


www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC


Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.


 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

 ON THE INTERNET OR BY E-MAIL:

Internet:  www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

The Hartford Mutual Funds, Inc. 811-07589


Hartford-Fortis Series Fund, Inc. 811-00558

                           THE HARTFORD MUTUAL FUNDS


                            CLASS Y SHARES

                            PROSPECTUS

                            FEBRUARY 19, 2002



AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION         THE HARTFORD RESEARCH FUNDS
HAS NOT APPROVED OR DISAPPROVED            THE HARTFORD GLOBAL COMMUNICATIONS FUND
THESE SECURITIES OR PASSED UPON            THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
THE ADEQUACY OF THIS PROSPECTUS.           THE HARTFORD GLOBAL HEALTH FUND
ANY REPRESENTATION TO THE CONTRARY         THE HARTFORD GLOBAL TECHNOLOGY FUND
IS A CRIMINAL OFFENSE.                     THE HARTFORD GLOBAL/INTERNATIONAL FUNDS
                                           THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                           THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                           THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                           THE HARTFORD GLOBAL LEADERS FUND
                                           THE HARTFORD DOMESTIC EQUITY FUNDS
                                           THE HARTFORD FOCUS FUND
                                           THE HARTFORD SMALLCAP GROWTH FUND
                                           THE HARTFORD SMALL COMPANY FUND
                                           THE HARTFORD CAPITAL APPRECIATION FUND
                                           THE HARTFORD GROWTH OPPORTUNITIES FUND
                                           THE HARTFORD MIDCAP VALUE FUND
                                           THE HARTFORD MIDCAP FUND
                                           THE HARTFORD VALUE OPPORTUNITIES FUND
                                           THE HARTFORD GROWTH FUND
                                           THE HARTFORD STOCK FUND
                                           THE HARTFORD GROWTH AND INCOME FUND
                                           THE HARTFORD VALUE FUND
                                           THE HARTFORD DIVIDEND AND GROWTH FUND
                                           THE HARTFORD ADVISERS FUND
                                           THE HARTFORD INCOME FUNDS
                                           THE HARTFORD HIGH YIELD FUND
                                           THE HARTFORD TAX-FREE MINNESOTA FUND
                                           THE HARTFORD TAX-FREE NATIONAL FUND
                                           THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                           THE HARTFORD BOND INCOME STRATEGY FUND
                                           THE HARTFORD MONEY MARKET FUND




                            THE HARTFORD MUTUAL FUNDS


                            P.O. BOX 64387


                            ST. PAUL, MN 55164-0387

CONTENTS
--------------------------------------------------------------------------------


A summary of each fund's goals,               Introduction                                               1
strategies, risks, performance and            The Hartford Global Communications Fund                    2
expenses.                                     The Hartford Global Financial Services Fund                5
                                              The Hartford Global Health Fund                            8
                                              The Hartford Global Technology Fund                       11
                                              The Hartford International Small Company Fund             14
                                              The Hartford International Capital Appreciation Fund      16
                                              The Hartford International Opportunities Fund             18
                                              The Hartford Global Leaders Fund                          21
                                              The Hartford Focus Fund                                   24
                                              The Hartford SmallCap Growth Fund                         26
                                              The Hartford Small Company Fund                           29
                                              The Hartford Capital Appreciation Fund                    32
                                              The Hartford Growth Opportunities Fund                    35
                                              The Hartford MidCap Value Fund                            38
                                              The Hartford MidCap Fund                                  40
                                              The Hartford Value Opportunities Fund                     42
                                              The Hartford Growth Fund                                  45
                                              The Hartford Stock Fund                                   48
                                              The Hartford Growth and Income Fund                       51
                                              The Hartford Value Fund                                   53
                                              The Hartford Dividend and Growth Fund                     55
                                              The Hartford Advisers Fund                                58
                                              The Hartford High Yield Fund                              61
                                              The Hartford Tax-Free Minnesota Fund                      64
                                              The Hartford Tax-Free National Fund                       67
                                              The Hartford U.S. Government Securities Fund              70
                                              The Hartford Bond Income Strategy Fund                    73
                                              The Hartford Money Market Fund                            76
                                              Prior performance of similar funds                        78
Description of other investment               Investment strategies and investment matters              79
strategies and investment risks.

Investment manager and management             Management of the funds                                   83
fee information.

Information on your                           About your account                                        87
account                                       Class Y share investor requirements                       87
                                              Opening an account                                        87
                                              Buying shares                                             88
                                              Selling shares                                            89
                                              Transaction policies                                      90
                                              Dividends and account policies                            91
                                              Additional investor services                              92
Further information on the funds.             Financial highlights                                      93
                                              Privacy policy                                           121
                                              For more information                              back cover

INTRODUCTION
--------------------------------------------------------------------------------


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class Y shares of the funds.



Each fund, except the Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund, is a diversified fund. The Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund are non-diversified funds. The non-diversified funds other than the Focus Fund are sometimes known as "sector funds."



SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund, Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund are series of Hartford-Fortis Series Fund, Inc. All other funds are series of The Hartford Mutual Funds, Inc.


Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.


The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO(R)"). Information regarding HIFSCO, Wellington Management and HIMCO is included under the section entitled "Management of the Funds" in this prospectus.


Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.


THE HARTFORD MUTUAL FUNDS                                                      1

THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures and indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

    - The current market price of its stock is at the low end of its historical relative valuation range

    - A positive change in operating results is anticipated but not yet reflected in the price of its stock

    - Unrecognized or undervalued assets

    - management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

    - Its target price is achieved

    - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

    - Equity securities of other comparable issuers in an industry are available at more attractive prices


The fund's portfolio is heavily concentrated in the industries comprising the communications sector and is not considered diversified. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. Except for temporary defensive purposes, the fund remains substantially fully invested. The fund may invest in securities of companies of any size capitalization.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are concentrated in the industries comprising the communications sector. This means that the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio by investing across a variety of sectors. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund may take larger positions in individual issuers than most mutual funds, it is subject to greater financial risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


 2                                                     THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


  CLASS Y TOTAL RETURN
 FOR CALENDAR YEAR 2001

[The Hartford Bar Chart]

01                                                             -36.22%


 During the period shown in the bar chart, the highest quarterly return was 3.09% (4th quarter, 2001) and the lowest quarterly return was -19.70% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                      LIFE OF FUND
                           1 YEAR   (SINCE 10/31/00)
   Class Y Return Before
   Taxes                   (36.22%)    (44.70%)
   Class Y Return After
   Taxes on Distributions  (36.22%)    (44.70%)
   Class Y Return After
   Taxes on Distributions
   and Sale of Fund
   Shares                  (22.06%)    (35.38%)
   S&P 500 Index
   (reflects no deduction
   for fees, expenses or
   taxes)                  (11.87%)    (16.01%)
   MSCI AC (All Country)
   World Index Free-
   Telecommunication
   Services Index
   (reflects no deduction
   for fees, expenses or
   taxes)                  (24.51%)    (32.27%)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.



The MSCI AC (All Country) World Index Free -- Telecommunication Services is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.



THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                     None
   Maximum deferred sales charge (load)                       None
   Exchange fees                                              None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%
   Distribution and service (12b-1) fees                      None
   Other expenses                                              0.20%
   Total annual operating expenses                             1.20%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20% through at least February 28, 2003. This policy may be discontinued at any time thereafter.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                       $  123
   Year 3                                                       $  383
   Year 5                                                       $  663
   Year 10                                                      $1,461



 4                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies.


Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.


The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.


A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

    - Management focuses on rewarding shareholders

    - Market expectations of future earnings are too low

    - Market value does not reflect the fact that earnings are understated due to conservative accounting

    - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist


    - It is an outstanding company, but the stock is available at an average price because of the market's temporary indifference to quality


    - Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:


    - Its issuer's management no longer appears to promote shareholder value


    - Market expectations of future earnings are too high

    - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

    - Market value exceeds the true value of the issuer's component businesses

    - Market value does not reflect the fact that earnings are overstated due to aggressive accounting

    - Market value does not reflect the risk of potential problems in an important business component

    - Equity securities of other comparable issuers in an industry are available at more attractive prices


The fund's portfolio is heavily concentrated in the industries comprising the financial services sector and is not considered diversified. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. Except for temporary defensive purposes, the fund remains substantially fully invested. The fund may invest in securities of companies of any size capitalization.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are concentrated in the industries comprising the financial services sector. This means that the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio by investing across a variety of sectors. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are


THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the Fund may take larger positions in individual issuers than most mutual funds, it is subject to greater financial risk.



Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS Y TOTAL RETURN
 FOR CALENDAR YEAR 2001

[The Hartford Bar Chart]

01                                                             -6.12%



 During the period shown in the bar chart, the highest quarterly return was 7.72% (2nd quarter, 2001) and the lowest quarterly return was -11.51% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                         LIFE OF FUND
                             1 YEAR    (SINCE 10/31/00)
 Class Y Return Before
 Taxes                        (6.12%)      (0.17%)
 Class Y Return After Taxes
 on Distributions             (6.12%)      (0.14%)
 Class Y Return After Taxes
 on Distributions and Sale
 of Fund Shares               (3.72%)      (0.17%)
 S&P 500 Index (reflects no
 deductions for fees,
 expenses or taxes)          (11.87%)     (16.01%)
 MSCI Finance ex Real
 Estate Index (reflects no
 deduction for fees,
 expenses or taxes)          (16.68%)     (11.86%)



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stock. The MSCI All Country Sector indices



 6                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


provide thousands of possible index permutations as 49 countries and 76 regions are combined with 10 sectors, 23 industry groups and 59 industries. Specifically, the MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                     None
   Maximum deferred sales charge (load)                       None
   Exchange fees                                              None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%
   Distribution and service (12b-1) fees                      None
   Other expenses                                              0.35%
   Total annual operating expenses                             1.35%
   Fee waiver                                                  0.15%
   Net expenses(1)                                             1.20%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20% through at least February 28, 2003. This policy may be discontinued at any time thereafter.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                       $  123
   Year 3                                                       $  415
   Year 5                                                       $  729
   Year 10                                                      $1,619



THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in the equity securities of health care companies worldwide.



INVESTMENT STRATEGY. The fund invests, under normal circumstances, at least 80% of its assets in the equity securities of health care companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products and services, managed health care, health information services and emerging health-related subsectors. The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The portfolio will seek to exploit favorable macro trends for the health care sector including demographics.


The portfolio will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental research is focused on direct contact with company management, suppliers and competitors.


Investments in the portfolio will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the heathcare sector.


Stocks considered for purchase in the portfolio typically share the following attributes:

    - The company's business franchise is temporarily mispriced

    - The company has under-appreciated new product pipelines

    - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

    - The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the portfolio when:

    - Target prices are achieved


    - Fundamental expectations are not met


    - A company's prospects become less appealing


Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. Accordingly, Wellington Management seeks to be early, not late, in recognizing opportunity.



The portfolio will be relatively concentrated both with regard to position size and the industries comprising the health care sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the health care sector. This means that the fund may have greater market fluctuation and price volatility than a fund which invests in a more broadly diversified portfolio of securities across sectors. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services.

Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



 8                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------


Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS Y TOTAL RETURN

 FOR CALENDAR YEAR 2001



[The Hartford Bar Chart]

01                                                             2.21%



 During the period shown in the bar chart, the highest quarterly return was 11.14% (2nd quarter, 2001) and the lowest quarterly return was -11.67% (1st quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                      LIFE OF FUND
                           1 YEAR    (SINCE 5/1/00)
   Class Y Return Before
   Taxes                     2.21%        28.22%
   Class Y Return After
   Taxes on Distributions    1.77%        27.30%
   Class Y Return After
   Taxes on Distributions
   and Sale of Fund
   Shares                    1.71%        22.86%
   S&P 500 Index
   (reflects no deduction
   for fees, expenses or
   taxes)                  (11.87%)      (12.05%)(1)
   Goldman Sachs Health
   Care Index (reflects
   no deduction for fees,
   expenses or taxes)      (12.04%)        8.17%(1)



(1)Return is from 4/30/2000 - 12/31/2001.



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.



The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.



THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                                None
   Maximum deferred sales charge (load)                       None
   Exchange fees                                              None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%
   Distribution and service (12b-1) fees                      None
   Other expenses                                              0.12%
   Total annual operating expenses                             1.12%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                       $  115
   Year 3                                                       $  358
   Year 5                                                       $  620
   Year 10                                                      $1,369



 10                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in the equity securities of technology companies worldwide.



INVESTMENT STRATEGY. The fund invests, under normal circumstances, at least 80% of its assets in the equity securities of technology companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.


Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers and competitors.


Subsector allocation within the portfolio reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.


Stocks considered for purchase in the portfolio typically share the following attributes:

    - A positive change in operating results is anticipated

    - Unrecognized or undervalued capabilities are present

    - The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the portfolio when:

    - Target prices are achieved

    - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

    - More attractive value in a comparable company is available.


The portfolio will be relatively concentrated both with regard to position size and the industries comprising the technology sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets. For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.


The fund's investments are focused in the technology sector. This means that the fund may have greater market fluctuation and price volatility than a fund which invests in a more broadly diversified portfolio of securities across sectors. Financial, business and economic factors may have a greater impact on this kind of fund than on a broadly diversified fund.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's



THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS Y TOTAL RETURN
 FOR CALENDAR YEAR 2001

[The Hartford Bar Chart]

01                                                             -22.36%

 During the period shown in the bar chart, the highest quarterly return was 40.46% (4th quarter, 2001) and the lowest quarterly return was -38.28% (3rd quarter, 2001)

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                      LIFE OF FUND
                           1 YEAR    (SINCE 5/1/00)
   Class Y Return Before
   Taxes                   (22.36%)     (34.80%)
   Class Y Return After
   Taxes on Distributions  (22.36%)     (34.88%)
   Class Y Return After
   Taxes on Distributions
   and Sale of Fund
   Shares                  (13.62%)     (26.93%)
   S&P 500 Index
   (reflects no deduction
   for fees, expenses or
   taxes)                  (11.87%)    (12.05%) (1)
   Goldman Sachs
   Technology Composite
   Index (reflects no
   deduction for fees,
   expenses or taxes)      (28.57%)     (40.54%)(1)



(1)Return is from 4/30/2000 - 12/31/2001.



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.



The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.



 12                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load)                                   None
   Maximum deferred sales charge (load)                          None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
   Management fees                                              1.00%
   Distribution and service (12b-1) fees                         None
   Other expenses                                               0.13%
   Total annual operating expenses                              1.13%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                           CLASS Y
   Year 1                                                        $  116
   Year 3                                                        $  361
   Year 5                                                        $  625
   Year 10                                                       $1,380



THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $8 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. The fund may invest up to 15% of its total assets in non-investment grade debt securities and 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds."


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

    - a well-articulated business plan

    - experienced management

    - a sustainable competitive advantage

    - strong financial characteristics


In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.



The annual portfolio turnover rate is expected to be in excess of 200%.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.



Non-investment grade debt securities (securities rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard and Poor's Corporation ("S&P"), or securities which, if unrated, are determined by Wellington to be of comparable quality) entail greater credit risk and greater interest rate risk than do investment grade debt securities. In addition such securities could become harder to value and less liquid than investment grade debt securities.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.



 14                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                       None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              1.92%
   Total annual operating expenses                             2.92%
   Fee waiver                                                  1.72%
   Net expenses(1)                                             1.20%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20% through at least February 28, 2003. This policy may be discontinued at any time thereafter.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                      $  123
   Year 3                                                      $  750
   Year 5                                                      $1,403
   Year 10                                                     $3,153



THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

INVESTMENT STRATEGY.  Under normal

circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.



The fund's investment strategy is to invest in high quality growth companies in various sectors around the world. The fund's investment approach is two-tiered:
"top-down" analysis and "bottom-up" security selection. In a "top down" analysis economic data is examined to identify sectors and industries that are expected to grow faster than average over the next twelve to eighteen months. In addition, long-term, broad themes are identified that are based on demographic trends, technological changes, and political and social developments around the world. Through "bottom-up" security selection, the portfolio manager identifies high quality, large capitalization and mid capitalization growth companies. Large capitalization companies are defined by the fund as companies with market capitalizations above $10 billion. Mid capitalization companies are defined by the fund as companies with market capitalizations between $2 billion and $10 billion. The key characteristics of high quality growth companies are:


    - strong earnings and revenue growth or the potential for strong earnings and revenue growth

    - good management teams

    - strong balance sheets

    - attractive relative valuations within a global or regional market or the security's primary trading market


The annual portfolio turnover rate is expected to be in excess of 200%.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


The fund's focus on large capitalization and mid-capitalization growth companies significantly influences its performance. Large and mid-capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on small capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.


Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.



 16                                                    THE HARTFORD MUTUAL FUNDS

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                       None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              1.10%
   Total annual operating expenses                             2.10%
   Fee waiver                                                  0.90%
   Net expenses(1)                                             1.20%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                       $  123
   Year 3                                                       $  576
   Year 5                                                       $1,055
   Year 10                                                      $2,378



THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks growth of capital by investing primarily in stocks issued by non-U.S. companies.

INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

    - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

    - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

    - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.


In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



 18                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR

[THE HARTFORD BAR GRAPH]

                                                                         CLASS Y TOTAL RETURNS
                                                                         ---------------------
97                                                                                1.31%
98                                                                               13.11%
99                                                                               39.63%
00                                                                              -15.19%
01                                                                              -18.32%


 During the period shown in the bar chart, the highest quarterly return was 22.37% (4th quarter, 1999) and the lowest quarterly return was -16.11% (3rd quarter, 1998).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                           LIFE OF FUND
                                              (SINCE
                       1 YEAR    5 YEARS     7/22/96)
   Class Y Return
   Before Taxes        (18.32%)   2.08%       3.42%
   Class Y Return
   After Taxes on
   Distributions       (18.34%)   1.39%       2.71%
   Class Y Return
   After Taxes on
   Distributions and
   Sale of Fund
   Shares              (11.14%)   1.68%       2.74%
   EAFE GDP Index
   (reflects no
   deduction for
   fees, expenses or
   taxes)              (22.21%)   2.90%    3.63%(1)
   MSCI AC World Free
   ex US Index
   (reflects no
   deduction for
   fees, expenses or
   taxes)              (19.50)    0.89%    1.69%(1)


(1) Return is from 7/31/1996 -- 12/31/2001.


INDICES: The Morgan Stanley Europe, Australia, Far East GDP ("EAFE GDP") Index is an unmanaged index of stocks of companies representing stock markets in Europe, Australia, New Zealand and the Far East. The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. The fund has changed its benchmark from the EAFE GDP to the MSCI AC World Free ex US Index because the MSCI AC World Free ex US Index is better suited for the investment strategy of the fund.



THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.21%
   Total annual operating expenses                             1.06%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                      $  109
   Year 3                                                      $  339
   Year 5                                                      $  587
   Year 10                                                     $1,299



 20                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Leaders Fund seeks growth of capital by investing primarily in stocks issued by companies worldwide.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.


The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

    - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statements, anticipated earnings, revenues and other related measures of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.


For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 350%.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's



THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------


particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR

[The Hartford Bar Graph]

                                                                         CLASS Y TOTAL RETURNS
                                                                         ---------------------
99                                                                               48.39%
00                                                                               -6.84%
01                                                                              -16.91%


 During the periods shown in the bar chart, the highest quarterly return was 32.04% (4th quarter, 1999) and the lowest quarterly return was -15.84% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                     (LIFE OF FUND
                           1 YEAR   SINCE 9/30/98)
   Class Y Return Before
   Taxes                   (16.91%)     13.24%
   Class Y Return After
   Taxes on
   Distributions           (16.94%)     12.88%
   Class Y Return After
   Taxes on
   Distributions and
   Sale of Fund Shares     (10.26%)     10.86%
   Morgan Stanley
   Capital International
   World Index (reflects
   no deduction for
   fees, expenses or
   taxes)                  (16.52%)      3.10%



INDEX: The Morgan Stanley Capital International World Index is a broad based unmanaged market capitalization weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.



 22                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.13%
   Total annual operating expenses                             0.98%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                         CLASS Y
   Year 1                                                     $  100
   Year 3                                                     $  314
   Year 5                                                     $  544
   Year 10                                                    $1,206



THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Focus Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.


The key characteristics of companies in which the fund typically invests include:


    - Accelerating earnings and earnings per share growth

    - A strong balance sheet combined with a high return on equity

    - Unrecognized or undervalued assets

    - A strong management team

    - A leadership position within an industry

    - Sustainable or increasing dividends

    - Positive investor sentiment

The fund will consider selling a security when:

    - Downside risk equals upside potential

    - Decreasing trend of earnings growth is exhibited

    - Excessive valuations are reached


Annual portfolio turnover is expected to be in excess of 100%.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than most mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.



 24                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%
   Distribution and service (12b-1) fees                        None
   Other expenses(1)                                           0.20%
   Total annual operating expenses                             1.20%
   Fee waiver
   Net expenses(2)



(1)Estimated.



(2) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.20% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                       $  123
   Year 3                                                       $  383
   Year 5                                                       $  663
   Year 10                                                      $1,461



THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short and long term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small capitalization companies that Wellington Management believes have superior growth potential. Small capitalization companies are defined as companies with market capitalizations within the range of the Russell 2000 Index. As of December 31, 2001 this range was between approximately $4.1 million and $4.1 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those



 26                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------


shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.



 TOTAL RETURNS BY CALENDAR YEAR(1)


[The Hartford Bar chart]

                                                                         CLASS Y TOTAL RETURNS
                                                                         ---------------------
92                                                                                5.88%
93                                                                               15.83%
94                                                                               -7.18%
95                                                                               33.64%
96                                                                                6.93%
97                                                                                1.52%
98                                                                               19.85%
99                                                                              111.43%
00                                                                              -13.95%
01                                                                              -21.97%


(1)Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.



 During the period shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                             1 YEAR    5 YEARS   10 YEARS
   Class Y Return Before
   Taxes(1)                  (21.97%)  12.39%     11.11%
   Class Y Return After
   Taxes on
   Distributions(1)          (22.22%)   5.23%      8.02%
   Class Y Return After
   Taxes on Distributions
   and Sale of Fund
   Shares(1)                 (13.53%)   5.04%      6.60%
   Russell 2000 Index
   (reflects no deduction
   for fees, expenses or
   taxes)                      2.63%    7.63%      9.90%
   Russell 2000 Growth
   Index (reflects no
   deduction for fees,
   expenses or taxes)         (9.23%)   2.87%      7.19%



(1)Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.



INDICES: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. The fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.



THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.92%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.20%
   Total annual operating expenses                             1.12%
   Fee waiver                                                  0.12%
   Net expenses(1)                                             1.00%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                      $  102
   Year 3                                                      $  344
   Year 5                                                      $  607
   Year 10                                                     $1,359



 28                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Small Company Fund seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.


INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in common stocks of companies with market capitalizations within the range represented by the Russell 2000 Index. As of December 31, 2001 this range was between approximately $4.1 million and $4.1 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

    - have potential for above-average earnings growth,

    - are undervalued in relation to their investment potential,

    - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

    - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.


For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and increases your taxable distributions.


--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



THE HARTFORD MUTUAL FUNDS                                                     29

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

 CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR

[The Hartford Bar Chart]

                                                                         CLASS Y TOTAL RETURNS
                                                                         ---------------------
97                                                                               19.69%
98                                                                               11.05%
99                                                                               66.37%
00                                                                              -12.64%
01                                                                              -15.39%


 During the periods shown in the bar chart, the highest quarterly return was 35.99% (4th quarter, 1999) and the lowest quarterly return was -23.61% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                            LIFE OF FUND
                                               (SINCE
                        1 YEAR    5 YEARS     7/22/96)
   Class Y Return
   Before Taxes        (15.39%)   10.33%      12.17%
   Class Y Return
   After Taxes on
   Distributions         15.39%    9.45%      10.98%
   Class Y Return
   After Taxes on
   Distributions and
   Sale of Fund
   Shares               (9.37%)    8.61%      10.04%
   Russell 2000 Index
   (reflects no
   deduction for
   fees, expenses or
   taxes)                 2.48%    7.52%    7.82%(1)
   Russell 2000
   Growth Index
   (reflects no
   deduction for
   fees, expenses or
   taxes)               (9.23%)    2.87%    5.02%(1)



INDICES: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. The fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.



(1)Return is from 7/31/1996 - 12/31/2001.



 30                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.10%
   Total annual operating expenses                             0.95%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                      $   97
   Year 3                                                      $  304
   Year 5                                                      $  528
   Year 10                                                     $1,171



THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.

INVESTMENT STRATEGY. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment Wellington Management looks at a number of factors, such as business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



 32                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

CLASS Y TOTAL RETURNS

 BY CALENDAR YEAR


[BAR CHART]

                                                                         CLASS Y TOTAL RETURNS
                                                                         ---------------------
97                                                                               56.00%
98                                                                                3.68%
99                                                                               67.49%
00                                                                                8.85%
01                                                                               -6.26%


 During the period shown in the bar chart, the highest quarterly return was 36.93% (4th quarter, 1999) and the lowest quarterly return was -21.79% (3rd quarter, 1998).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                            LIFE OF FUND
                                               (SINCE
                        1 YEAR    5 YEARS     7/22/96)
   Class Y Return
   Before Taxes         (6.26%)   22.55%         27.84%
   Class Y Return
   After Taxes on
   Distributions        (6.29%)   21.16%         26.31%
   Class Y Return
   After Taxes on
   Distributions and
   Sale of Fund
   Shares               (3.78%)   19.14%         23.90%
   S&P 500 Index
   (reflects no
   deduction for
   fees, expenses or
   taxes)              (11.87%)   10.70%      13.04%(1)



(1)Return is from 7/31/1996 - 12/31/2001.


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.


THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.69%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.10%
   Total annual operating expenses                             0.79%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                         CLASS Y
   Year 1                                                      $ 80
   Year 3                                                      $250
   Year 5                                                      $435
   Year 10                                                     $969



 34                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks short- and long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Wellington Management looks for a strong management team that has a clearly articulated business strategy, a history of earnings growth and the potential for that growth to be sustained, and attractive stock valuation based on multiple valuation tools.

--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.



THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

 TOTAL RETURNS
 BY CALENDAR YEAR(1)

[Bar Chart]

                                                                         CLASS Y TOTAL RETURNS
                                                                         ---------------------
92                                                                                0.98%
93                                                                               10.37%
94                                                                               -8.20%
95                                                                               25.49%
96                                                                               17.18%
97                                                                               13.74%
98                                                                               18.97%
99                                                                               53.67%
00                                                                                3.47%
01                                                                              -24.11%


(1)Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                            1 YEAR    5 YEARS   10 YEARS
 Class Y Return Before
 Taxes(1)                   (24.11%)  10.30%      9.40%
 Class Y Return After
 Taxes on Distributions(1)  (24.26%)   6.20%      6.60%
 Class Y Return After
 Taxes on Distributions
 and Sale of Fund
 Shares(1)                  (14.78%)   5.07%      5.41%
 S&P MidCap 400 Index
 (reflects no deduction
 for fees, expenses or
 taxes)                      (0.60%)  16.09%     13.23%
 Russell 3000 Growth Index
 (reflects no deduction
 for fees, expenses or
 taxes)                     (19.63%)   7.72%     10.41%



(1)Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.



INDICES: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the S&P MidCap 400 Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index is better suited for the investment strategy of the fund.



 36                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.76%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.14%
   Total annual operating expenses                             0.90%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                         CLASS Y
   Year 1                                                     $   92
   Year 3                                                     $  287
   Year 5                                                     $  498
   Year 10                                                    $1,108



THE HARTFORD MUTUAL FUNDS                                                     37

THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid capitalization companies. Mid capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Mid-Cap Index. As of December 31, 2001, the largest market capitalization in this range was approximately $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    - high fundamental investment value

    - strong management team


    - strong industry position


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.



 38                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                       None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.26%
   Total annual operating expenses                             1.11%
   Fee waiver                                                  0.11%
   Net expenses(1)                                             1.00%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                      $  103
   Year 3                                                      $  344
   Year 5                                                      $  604
   Year 10                                                     $1,347


THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Fund seeks long-term growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation.


INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in common stocks of companies with market capitalizations within the range represented by Standard & Poor's MidCap 400 Index. As of December 31, 2001 this range was between approximately $225.2 million and $10.5 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.


The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity and a strong management team.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



 40                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

 CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR
[BAR CHART]

                                                                         CLASS Y TOTAL RETURNS
                                                                         ---------------------
98                                                                               23.62%
99                                                                               50.87%
00                                                                               25.43%
01                                                                               -4.17%


 During the periods shown in the bar chart, the highest quarterly return was 29.99% (4th quarter, 1999) and the lowest quarterly return was -17.77% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                      LIFE OF FUND
                           1 YEAR   (SINCE 12/31/97)
   Class Y Return Before
   Taxes                   (4.17%)       22.27%
   Class Y Return After
   Taxes on Distributions  (4.20%)       21.30%
   Class Y Return After
   Taxes on Distributions
   and Sale of Fund
   Shares                  (2.52%)       18.71%
   S&P MidCap Index
   (reflects no deduction
   for fees, expenses or
   taxes)                  (0.58%)       13.46%



INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.83%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.09%
   Total annual operating expenses                             0.92%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           EXPENSES (WITH OR WITHOUT REDEMPTION)               CLASS Y
   Year 1                                                      $   90
   Year 3                                                      $  282
   Year 5                                                      $  490
   Year 10                                                     $1,088



THE HARTFORD MUTUAL FUNDS                                                     41

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks short- and long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    - high fundamental investment value,

    - strong management team, and

    - strong industry position.

--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.



Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.



Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.


--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.



 42                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


 TOTAL RETURNS


 BY CALENDAR YEAR(1)

[Class Y Bar Graph]

                                                                         CLASS Y TOTAL RETURNS
                                                                         ---------------------
96                                                                               19.88%
97                                                                               24.81%
98                                                                                8.38%
99                                                                                8.84%
00                                                                               18.84%
01                                                                               -3.99%


(1)Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.



 During the periods shown in the bar chart, the highest quarterly return was 15.78% (4th quarter, 19.98) and the lowest quarterly return was -18.38% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                           LIFE OF FUND
                                              (SINCE
                        1 YEAR   5 YEARS     1/2/96)
   Class Y Return
   Before Taxes(1)      (3.99%)  10.93%       12.38%
   Class Y Return
   After Taxes on
   Distributions(1)     (5.93%)   8.08%        9.79%
   Class Y Return
   After Taxes on
   Distributions and
   Sale of Fund
   Shares(1)            (3.61%)   6.65%        8.16%
   S&P Barra Value
   Index (reflects no
   deduction for fees,
   expenses or taxes)   (11.69%)  9.48%       13.42%
   Russell 3000 Value
   Index (reflects no
   deduction for fees,
   expenses or taxes)   (4.33%)  11.02%       15.06%



(1)Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.



INDICES: The S&P Barra Value Index is an unmanaged capitalization weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the S&P Barra Value Index to the Russell 3000 Value Index because the Russell 3000 Value Index is better suited for the investment strategy of the fund.



THE HARTFORD MUTUAL FUNDS                                                     43

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.25%
   Total annual operating expenses                             1.25%
   Fee waiver                                                  0.25%
   Net expenses(1)                                             1.00%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                      $  102
   Year 3                                                      $  373
   Year 5                                                      $  665
   Year 10                                                     $1,505



 44                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.



INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.


    - Concurrent with top down analysis, Wellington Management utilizes the "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington had anticipated.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.


--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class L shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class L because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.



THE HARTFORD MUTUAL FUNDS                                                     45

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------


 TOTAL RETURNS BY CALENDAR YEAR(1)


[The Hartford Bar Graph]

92                                                                                6.62%
93                                                                                2.79%
94                                                                                2.53%
95                                                                               21.57%
96                                                                               18.56%
97                                                                               23.80%
98                                                                               29.63%
99                                                                               34.67%
00                                                                               -4.92%
01                                                                              -14.60%


(1)Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different expenses.


 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                            1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before
   Taxes(1)                 (14.60%) 11.90%     11.01%
   Class Y Return After
   Taxes on
   Distributions(1)         (14.61%)  7.95%      8.05%
   Class Y Return After
   Taxes on Distributions
   and Sale of Fund
   Shares(1)                (8.90%)   6.54%      6.63%
   S&P 500 Index (reflects
   no deduction for fees,
   expenses or taxes)       (11.88%) 10.69%     12.91%
   Russell 1000 Growth
   Index (reflects no
   deduction for fees,
   expenses or taxes)       (20.42%)  8.27%     10.80%



(1)Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the S&P 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index is better suited for the investment strategy of the fund.



 46                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.13%
   Total annual operating expenses                             0.93%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                         CLASS Y
   Year 1                                                     $   95
   Year 3                                                     $  296
   Year 5                                                     $  515
   Year 10                                                    $1,143



THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in stocks.


INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:


    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.


The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not be limited by HIFSCO.



 48                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

 CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR

[The Hartford Bar Graph]

97                                                                               32.33%
98                                                                               31.80%
99                                                                               22.91%
00                                                                               -4.64%
01                                                                              -13.31%


 During the period shown in the bar chart, the highest quarterly return was 20.36% (4th quarter, 1998) and the lowest quarterly return was -14.40% (3rd quarter, 2001).


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                           LIFE OF FUND
                                              (SINCE
                       1 YEAR    5 YEARS     7/22/96)
   Class Y Return
   Before Taxes        (13.31%)  12.13%       14.10%
   Class Y Return
   After Taxes on
   Distributions       (13.33%)  11.74%       13.72%
   Class Y Return
   After Taxes on
   Distributions and
   Sale of Fund
   Shares               (8.09%)  10.14%       11.89%
   S&P 500 Index
   (reflects no
   deduction for
   fees, expenses or
   taxes)              (11.87%)  10.70%       13.04%(1)



(1)Return is from 7/31/1996 - 12/31/2001.


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.


THE HARTFORD MUTUAL FUNDS                                                     49

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.70%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.09%
   Total annual operating expenses                             0.79%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                         CLASS Y
   Year 1                                                      $ 81
   Year 3                                                      $253
   Year 5                                                      $440
   Year 10                                                     $981



 50                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth and Income Fund seeks growth of capital and current income by investing primarily in stocks with earnings growth potential and steady or rising dividends.


INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is broadly diversified by industry and company.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



THE HARTFORD MUTUAL FUNDS                                                     51

THE HARTFORD GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

 CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR
[Bar Graph]

99                                                                               21.45%
00                                                                               -6.15%
01                                                                               -8.08%


 During the period shown in the bar chart, the highest quarterly return was 15.51% (4th quarter, 1999) and the lowest quarterly return was -15.49% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                         LIFE OF FUND
                             1 YEAR    (SINCE 4/30/98)
 Class Y Return Before
 Taxes                        (8.08%)       5.25%
 Class Y Return After Taxes
 on Distributions             (8.08%)       4.90%
 Class Y Return After Taxes
 on Distributions and Sale
 of Fund Shares               (4.92%)       4.27%
 S&P 500 Index (reflects no
 deduction for fees,
 expenses or taxes)          (11.87%)       2.20%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.16%
   Total annual operating expenses                             0.96%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                           CLASS Y
   Year 1                                                       $   98
   Year 3                                                       $  307
   Year 5                                                       $  533
   Year 10                                                      $1,182



 52                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.



The fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year no performance history has been provided.



THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge as a percentage of offering price
   (load)                                                       None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.29%
   Total annual operating expenses                             1.09%
   Fee waiver                                                  0.09%
   Net expenses(1)                                             1.00%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 1.00% through at least February 28, 2003. This policy may be discontinued at any time thereafter.



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                       $  103
   Year 3                                                       $  339
   Year 5                                                       $  595
   Year 10                                                      $1,326



 54                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in stocks.


INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and dividends.

As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments.

The fund's portfolio is broadly diversified by industry and company.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.


The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



Wellington Management's investment strategy will influence performance significantly. If Wellington's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



THE HARTFORD MUTUAL FUNDS                                                     55

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

 CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR
[Bar Graph]

97                                                                               31.59%
98                                                                               14.86%
99                                                                                5.10%
00                                                                               10.82%
01                                                                               -4.15%


 During the period shown in the bar chart, the highest quarterly return was 15.92% (2nd quarter, 1997) and the lowest quarterly return was -8.80% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                            LIFE OF FUND
                                               (SINCE
                        1 YEAR    5 YEARS     7/22/96)
   Class Y Return
   Before Taxes          (4.15%)  11.03%       13.02%
   Class Y Return
   After Taxes on
   Distributions         (4.98%)   9.84%       11.85%
   Class Y Return
   After Taxes on
   Distributions and
   Sale of Fund Shares   (2.27%)   8.61%       10.36%
   S&P 500 Index
   (reflects no
   deduction for fees,
   expenses or taxes)   (11.87%)  10.70%       13.04%(1)



(1)Return is from 7/31/1996 - 12/31/2001


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.


 56                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                        None
   Maximum deferred sales charge (load)                         None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.75%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.09%
   Total annual operating expenses                             0.84%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.95% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                           CLASS Y
   Year 1                                                       $   84
   Year 3                                                       $  263
   Year 5                                                       $  457
   Year 10                                                      $1,017



THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

INVESTMENT STRATEGY.  The fund allocates its assets among three categories:

    - stocks,

    - debt securities, and

    - money market instruments.


The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.



The debt securities (other than money market instruments) in which the fund primarily invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc., or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.


Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------


MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk and manager allocation risk. You could lose money as a result of your investment.



Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.


Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.


Income risk is the potential for a decline in the fund's income due to falling interest rates.



The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.



Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's



 58                                                    THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------


particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR
[Bar Graph]

97                                                                               23.80%
98                                                                               21.62%
99                                                                               12.62%
00                                                                                1.36%
01                                                                               -4.37%


 During the period shown in the bar chart, the highest quarterly return was 12.57% (2nd quarter, 1997) and the lowest quarterly return was -7.22% (3rd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                            LIFE OF FUND
                                               (SINCE
                        1 YEAR    5 YEARS     7/22/96)
   Class Y Return
   Before Taxes          (4.73%)  10.37%       11.75%
   Class Y Return After
   Taxes on
   Distributions         (5.65%)   9.15%       10.55%
   Class Y Return After
   Taxes on
   Distributions and
   Sale of Fund Shares   (2.90%)   8.13%        9.34%
   S&P 500 Index
   (reflects no
   deduction for fees,
   expenses or taxes)   (11.87%)  10.70%       13.04%(1)
   Lehman Brothers
   Government/
   Corporate Bond Index
   (reflects no
   deduction for fees,
   expenses or taxes)     8.50%    7.37%        7.69%(1)



(1)Return is from 7/31/1996 - 12/31/2001.


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.


THE HARTFORD MUTUAL FUNDS                                                     59

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                          None
   Maximum deferred sales charge (load)                           None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.66%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                0.09%
   Total annual operating expenses                               0.75%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.95% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                           CLASS Y
   Year 1                                                        $ 76
   Year 3                                                        $237
   Year 5                                                        $413
   Year 10                                                       $921



 60                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income by investing in non-investment grade debt securities. Growth of capital is a secondary objective.


INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard and Poor's Corporation ("S&P"), or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". The fund will invest no more than 10% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.


The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


To achieve its goal of high current income, HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities within selected industries that appear from a yield perspective to be attractive. HIMCO assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.



The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.


--------------------------------------------------------------------------------


MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.


The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as HIMCO expects, the fund could underperform its peers or lose money.



The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.



The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



THE HARTFORD MUTUAL FUNDS                                                     61

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------


All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR
[THE HARTFORD BAR GRAPH]

99                                                                               3.98%
00                                                                               1.04%
01                                                                               3.27%


 During the period shown in the bar chart, the highest quarterly return was 6.23% (4th quarter, 2001) and the lowest quarterly return was -3.89% (2nd quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2000


                                     LIFE OF FUND
                           1 YEAR   (SINCE 9/30/98)
   Class Y Return Before
   Taxes                    3.27%        3.63%
   Class Y Return After
   Taxes on
   Distributions           (0.34%)       0.24%
   Class Y Return After
   Taxes on
   Distributions and
   Sale of Fund Shares      1.99%        1.23%
   Lehman Brothers High
   Yield Corporate Index
   (reflects no
   deduction for fees,
   expenses or taxes)       5.28%        1.11%



INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.



 62                                                    THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                          None
   Maximum deferred sales charge (load)                           None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.75%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                0.13%
   Total annual operating expenses                               0.88%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.95% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                           CLASS Y
   Year 1                                                       $   90
   Year 3                                                       $  282
   Year 5                                                       $  490
   Year 10                                                      $1,088



THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.


INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to maximize total return, to be derived primarily from current income exempt from both federal and Minnesota income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.

INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in securities that generate interest that is not includable in federal gross income or in taxable net income of individuals, estates, and trusts for Minnesota income tax purposes and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A", "BBB") or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within these four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of December 31, 2001 this range was between 7 and 15 years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information



 64                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


includes the fund's performance when it was managed by a previous investment adviser.



 TOTAL RETURNS


 BY CALENDAR YEAR(1)

[THE HARTFORD BAR GRAPH]

92                                                                                8.74%
93                                                                               11.52%
94                                                                               -4.25%
95                                                                               14.09%
96                                                                                2.99%
97                                                                                7.76%
98                                                                                5.76%
99                                                                               -2.57%
00                                                                               10.54%
01                                                                                3.69%


(1)Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.



 During the period shown in the bar chart, the highest quarterly return was 5.67% (1st quarter, 1995) and the lowest quarterly return was -4.99% (1st quarter, 1994).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                         1 YEAR   5 YEARS   10 YEARS
   Class Y Return
   Before Taxes(1)        3.69%    4.94%     5.67%
   Class Y Return
   After Taxes on
   Distributions(1)       3.69%    4.87%     5.64%
   Class Y Return
   After Taxes on
   Distributions and
   Sale of Fund
   Shares(1)              3.69%    3.97%     4.60%
   Lehman Brothers
   Municipal Bond
   Index (reflects no
   deduction for fees,
   expenses or taxes)     5.13%    5.98%     6.63%



(1)Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.


THE HARTFORD MUTUAL FUNDS                                                     65

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                          None
   Maximum deferred sales charge (load)                           None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.72%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                0.19%
   Total annual operating expenses                               0.91%
   Fee waiver                                                    0.21%
   Net expenses(1)                                               0.70%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.70% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                           CLASS Y
   Year 1                                                       $   72
   Year 3                                                       $  270
   Year 5                                                       $  485
   Year 10                                                      $1,110



 66                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to maximize total return, to be derived primarily from current income exempt from federal income tax (at a level consistent with prudent investment risk) and from change in the market value of the securities held by the fund.

INVESTMENT STRATEGY. The fund pursues its objective by primarily investing in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in securities that generate interest that is not includable in gross income for federal income tax purposes and is not an item of tax preference for purposes of the federal alternative minimum tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 90% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by either Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A", "BBB") or will be unrated securities which are judged by HIMCO to be of comparable quality to securities rated within the four highest grades. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the range represented by the Lehman Brothers Municipal Bond Index. As of December 31, 2001 this range was between 7 and 15 years.


The overall investment approach of HIMCO emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize fund performance.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.



THE HARTFORD MUTUAL FUNDS                                                     67

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------


 TOTAL RETURNS


 BY CALENDAR YEAR(1)

[Bar Graph]

92                                                                                8.88%
93                                                                               12.31%
94                                                                               -5.17%
95                                                                               15.86%
96                                                                                3.17%
97                                                                                8.73%
98                                                                                5.23%
99                                                                               -3.66%
00                                                                                9.96%
01                                                                                3.11%


(1)Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.



 During the period shown in the bar chart, the highest quarterly return was 6.23% (1st quarter, 1995) and the lowest quarterly return was -5.32% (1st quarter, 1994).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                          1 YEAR   5 YEARS   10 YEARS
   Class Y Return
   Before Taxes(1)         3.11%     4.87%     5.81%
   Class Y Return After
   Taxes on
   Distributions(1)        2.99%     4.79%     5.75%
   Class Y Return After
   Taxes on
   Distributions and
   Sale of Fund
   Shares(1)               2.39%     3.90%     4.70%
   Lehman Brothers
   Municipal Bond Index
   (reflects no
   deduction for fees,
   expenses or taxes)      5.13%     5.98%     6.63%



(1)Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.


 68                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                          None
   Maximum deferred sales charge (load)                           None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.79%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                0.23%
   Total annual operating expenses                               1.02%
   Fee waiver                                                    0.32%
   Net expenses(1)                                               0.70%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.70% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                           CLASS Y
   Year 1                                                       $   72
   Year 3                                                       $  294
   Year 5                                                       $  535
   Year 10                                                      $1,236



THE HARTFORD MUTUAL FUNDS                                                     69

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to maximize total return while providing shareholders with a level of current income consistent with prudent investment risk.


INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.



To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that HIMCO expects to appreciate in value. The fund tends to focus on bonds with an average life of between one and ten years.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.


The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"-- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. Because Class Y shares have not been offered prior to the date of this prospectus, performance history is based upon that of the fund's Class E shares, which are offered through another prospectus. Although Class Y share returns would have been substantially similar to those shown for Class E because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.



 70                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

 TOTAL RETURNS
BY CALENDAR YEAR(1)
[Bar Graph]

92                                                                                5.59%
93                                                                                8.31%
94                                                                               -5.64%
95                                                                               15.97%
96                                                                                3.36%
97                                                                                8.92%
98                                                                                8.52%
99                                                                               -1.99%
00                                                                               11.50%
01                                                                                7.49%


(1)Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different expenses.


 During the period shown in the bar chart, the highest quarterly return was 5.19% (3rd quarter, 2001) and the lowest quarterly return was -3.60% (1st quarter, 1994).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                             1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before
   Taxes(1)                   7.49%    6.77%      6.02%
   Class Y Return After
   Taxes on
   Distributions(1)           5.16%    4.38%      3.36%
   Class Y Return After
   Taxes on Distributions
   and Sale of Fund
   Shares(1)                  3.14%    3.56%      2.72%
   Lehman Brothers
   Intermediate Government
   Index (reflects no
   deduction for fees,
   expenses or taxes)         8.42%    7.06%      6.65%



(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.


INDEX: The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.


THE HARTFORD MUTUAL FUNDS                                                     71

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                          None
   Maximum deferred sales charge (load)                           None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.72%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                0.14%
   Total annual operating expenses                               0.86%
   Fee waiver                                                    0.11%
   Net expenses(1)                                               0.75%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.75% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                           CLASS Y
   Year 1                                                       $   77
   Year 3                                                       $  264
   Year 5                                                       $  467
   Year 10                                                      $1,056



 72                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD BOND INCOME STRATEGY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.



The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 30% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P) or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds".



The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.



HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.


Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.



The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.



The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.


Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and increase your taxable distributions.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the



THE HARTFORD MUTUAL FUNDS                                                     73

THE HARTFORD BOND INCOME STRATEGY FUND
--------------------------------------------------------------------------------


historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR
[The Hartford Bar Graph]

97                                                                               11.30%
98                                                                                7.98%
99                                                                               -2.31%
00                                                                               11.83%
01                                                                                8.20%


 During the period shown in the bar chart, the highest quarterly return was 4.24% (4th quarter, 2000) and the lowest quarterly return was -1.44% (2nd quarter, 1997).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                             LIFE OF FUND
                                                (SINCE
                          1 YEAR   5 YEARS     7/22/96)
   Class Y Return Before
   Taxes                  8.20%     7.27%       7.79%
   Class Y Return After
   Taxes on
   Distributions          5.85%     4.83%       5.31%
   Class Y Return After
   Taxes on
   Distributions and
   Sale of Fund Shares    5.07%     4.66%       5.08%
   Lehman Brothers
   Government/Corporate
   Bond Index (reflects
   no deduction for
   fees, expenses or
   taxes)                 8.50%     7.37%    7.68%(1)
   Lehman Brothers U.S.
   Aggregate Bond Index
   (reflects no
   deduction for fees,
   expenses or taxes)     8.44%     7.43%    7.73%(1)



(1)Return is from 7/31/1996 - 12/31/2001.



INDICES: The Lehman Brothers Government/ Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. The fund has changed its benchmark from the Lehman Brothers Government/Corporate Bond Index to the Lehman Brothers U.S. Aggregate Bond Index because the Lehman Brothers U.S. Aggregate Bond Index is better suited for the investment strategy of the fund.



 74                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD BOND INCOME STRATEGY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                          None
   Maximum deferred sales charge (load)                           None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.65%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                0.10%
   Total annual operating expenses                               0.75%
   Fee waiver
   Net expenses(1)



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.80% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                           CLASS Y
   Year 1                                                        $ 77
   Year 3                                                        $241
   Year 5                                                        $418
   Year 10                                                       $933



THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.


INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.



The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.


--------------------------------------------------------------------------------


MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk and manager risk.


A rise in interest rates could cause a fall in the values of the fund's securities.


Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.



Income risk is the potential for a decline in the fund's income due to falling interest rates.



Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.


An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart year-by-year and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


 CLASS Y TOTAL RETURNS
 BY CALENDAR YEAR
[The Hartford Bar Graph]

97                                                                               5.23%
98                                                                               5.16%
99                                                                               4.80%
00                                                                               6.00%
01                                                                               3.76%


 During the period shown in the bar chart, the highest quarterly return was 1.54% (4th quarter, 2000) and the lowest quarterly return was 0.51% (4th quarter, 2001).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2001


                                             LIFE OF FUND
                                                (SINCE
                          1 YEAR   5 YEARS     7/22/96)
   Class Y                3.76%     4.99%       5.01%
   60-Day Treasury Bill
   Index                  3.50%     4.87%       4.89%(1)



(1)Return is from 7/31/1996 - 12/31/2001.


INDEX: 60-Day Treasury Bill Index, an unmanaged index of short-term treasury bills.

Please call 1-888-843-7824 for the most recent current and effective yield information.


 76                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage of offering
   price                                                      None
   Maximum deferred sales charge (load)                       None
   Exchange fees                                              None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.50%
   Distribution and service (12b-1) fees                      None
   Other expenses                                              0.11%
         Total annual operating expenses                       0.61%
   Fee waiver                                                  0.06%
   Net expenses(1)                                             0.55%



(1) HIFSCO has contractually agreed to limit the total operating expenses of the fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to not more than 0.55% through at least February 28, 2003. This policy may be discontinued at any time thereafter.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)                          CLASS Y
   Year 1                                                       $ 56
   Year 3                                                       $190
   Year 5                                                       $335
   Year 10                                                      $758



THE HARTFORD MUTUAL FUNDS                                                     77

PRIOR PERFORMANCE OF SIMILAR FUNDS
--------------------------------------------------------------------------------

Because the mutual funds that are the subject of this prospectus (the "Retail Funds") began operations in July, 1996, or later, they have limited operating and performance histories. However, the Advisers Fund, Capital Appreciation Fund, Dividend and Growth Fund, International Opportunities Fund and Stock Fund are modeled after existing funds (the "HLS Funds") that are managed by the same portfolio managers at Wellington Management and have investment objectives, policies and strategies substantially similar to those of the corresponding funds. Depending on the fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes and individual holdings. The HLS Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by The Hartford's affiliates and for certain qualified retirement plans. The HLS Funds listed below are ones advised by The Hartford's affiliates and sub-advised by Wellington Management with substantially similar investment objectives, policies and strategies to their Retail Fund counterparts. Below you will find information about the performance of these HLS Funds.

The table below sets forth each fund, its corresponding HLS Fund, and their respective inception dates and asset sizes as of December 31, 2001. Any fund's future performance may be greater or less than the performance of the corresponding HLS Fund due to, among other things, differences in inception dates, expenses, asset sizes and cash flows.


FUND, INCEPTION DATE*,
ASSET SIZE                                             CORRESPONDING HLS FUND, INCEPTION DATE, ASSET SIZE
----------------------                                 --------------------------------------------------
Advisers                                               Hartford Advisers HLS Fund, Inc.
(July 1, 1996)                                         (March 31, 1983)
$2,406,369,132                                         $12,357,770,001
Capital Appreciation                                   Hartford Capital Appreciation HLS Fund, Inc.
(July 1, 1996)                                         (April 2, 1984)
$3,858,875,852                                         $9,127,840,357
Dividend and Growth                                    Hartford Dividend and Growth HLS Fund, Inc.
(July 1, 1996)                                         (March 8, 1994)
$962,304,686                                           $3,344,621,834
International Opportunities                            Hartford International Opportunities HLS Fund, Inc.
(July 1, 1996)                                         (July 2, 1990)
$132,431,335                                           $964,210,449
Stock                                                  Hartford Stock HLS Fund, Inc.
(July 1, 1996)                                         August 31, 1977
$2,164,056,004                                         $8,106,117,528



*The funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996.


The following table shows the average annualized total returns for the HLS Funds for the one, three, five and ten year (or life of the HLS Fund, if shorter) periods ended December 31, 2001. These figures are based on the actual gross investment performance of the HLS Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses for each corresponding Retail Fund are deducted to arrive at the net return. Please remember that past performance is not indicative of future returns.

                                                                                                 10 YEARS OR
                          HLS FUND                             1 YEAR    3 YEARS    5 YEARS    SINCE INCEPTION
                          --------                             ------    -------    -------    ---------------
   Hartford Advisers HLS Fund, Inc.                            (4.91%)     1.24%     9.85%          10.82%
   Hartford Capital Appreciation HLS Fund, Inc.                (7.24%)    12.76%    15.00%          16.25%
   Hartford Dividend and Growth HLS Fund, Inc.                 (4.30%)     3.61%    11.17%          14.53%
   Hartford International Opportunities HLS Fund, Inc.        (19.05%)    (2.37%)    0.93%           5.24%
   Hartford Stock HLS Fund, Inc.                              (12.68%)    (1.28%)   10.78%          12.86%


 78                                                    THE HARTFORD MUTUAL FUNDS

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY


There is no assurance that a fund will achieve its investment goal (investment objective) and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.



The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, securities of small capitalization companies or securities of issuers in the same industry.


 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund (other than the Money Market Fund) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.


 USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Although not a principal investment strategy, each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.



These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.


Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.

 FOREIGN INVESTMENTS


The funds, other than the Money Market Fund, U.S. Government Securities Fund, Tax-Free National Fund and Tax-Free Minnesota Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.



Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a



THE HARTFORD MUTUAL FUNDS                                                     79

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


 FOREIGN INVESTMENTS AND EMERGING  MARKETS


International Small Company Fund and International Capital Appreciation Fund may invest in foreign investments and emerging markets as part of their principal investment strategy. All other funds, except Money Market Fund, U.S. Government Securities Fund, Tax-Free National Fund and Tax-Free Minnesota Fund, may invest in foreign investments and emerging markets, but not as a principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES


Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, International Small Company Fund, SmallCap Growth Fund, Small Company Fund, Capital Appreciation Fund, Growth Opportunities Fund, and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. International Capital Appreciation Fund, International Opportunities Fund, Global Leaders Fund, Focus Fund, MidCap Value Fund, MidCap Fund, Growth Fund, Stock Fund, Growth and Income Fund, Value Fund, Dividend and Growth Fund, Advisers Fund, High Yield Fund and Bond Income Strategy Fund may hold securities of such companies, but not as a principal investment strategy.



Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.


 THE FINANCIAL SERVICES SECTOR

The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service industries and can be significantly affected by availability and cost of capital, changes in interest rates and price competition. In addition, various industries of this sector are subject to risks specific to their businesses.

The banking industry will be significantly affected by the recent adoption of federal legislation that has diminished the separation between commercial and investment banking businesses and changed the laws governing capitalization and the savings and loan industry. While providing diversification, this legislation could expose banks to well-financed competitors, particularly as the historical distinctions between banks


 80                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded banks. In addition, general economic conditions greatly impact banks that face exposure to credit losses and banks can be significantly affected by interest rate changes.

The brokerage and investment management industry (and certain segments of the life insurance industry) is significantly affected by changes in government regulations, brokerage commission structure, large capital requirements and a very competitive environment. The performance of companies in the brokerage and investment management businesses can be closely tied to the performance of the securities markets and can suffer substantially during market declines. Revenues can also depend on overall market activity.

The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of reserves and cash flows, the inability of reinsurance carriers to pay claims, liability for coverage of environmental clean-up costs from past years, and as yet unidentified liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels and can be adversely affected by proposed or potential tax law changes. For example, possible changes in government regulations affecting the health care system could have a dramatic impact on the health insurance industry in the future.

The residential finance and mortgage industry can be significantly affected by changes in government regulation, interest rate movements, home mortgage demand, refinancing activity and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at federally insured institutions (in response to high failure rates) have mandated higher capital ratios and more prudent lending. Reduced capacity among insured institutions has created growth opportunities for uninsured companies and secondary market products to fulfill unmet demand for home finance. Change continues in the origination, packaging, selling, holding and insuring of home finance products.

 ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.



CONSEQUENCES OF PORTFOLIO TRADING PRACTICES



Global Financial Services Fund, Global Technology Fund, International Small Company Fund, International Capital Appreciation Fund, International Opportunities Fund, Global Leaders Fund, Focus Fund, SmallCap Growth Fund, Small Company Fund, Capital Appreciation Fund, Growth Opportunities Fund, MidCap Fund, Value Opportunities Fund, Growth Fund and Bond Income Strategy Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.


 TERMS USED IN THIS PROSPECTUS


Equity Securities: Equity securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock.



Foreign Issuers: (1) Companies organized outside the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States.


Non-Dollar Securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.


Certain funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in



THE HARTFORD MUTUAL FUNDS                                                     81

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


such a manner is not a"fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy.


 ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).



 82                                                    THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER


Hartford Investment Financial Services, LLC is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $181.2 billion in assets as of December 31, 2001. At the same time, HIFSCO had over $16 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.



 THE INVESTMENT SUB-ADVISERS



Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those subadvised by HIMCO. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001 Wellington Management had investment management authority over approximately $311 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



The Hartford Investment Management Company (HIMCO(R)) is the investment sub-adviser to the Bond Income Strategy Fund, High Yield Fund, Money Market Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2001 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $75.4 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.



 MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund's average daily net asset value as follows:


GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND AND FOCUS FUND


NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         1.00%
Next $500,000,000                          0.95%
Amount Over $1 Billion                     0.90%


INTERNATIONAL SMALL COMPANY FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND


NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         1.00%
Next $500,000,000                          0.90%
Amount Over $1 Billion                     0.85%



SMALLCAP GROWTH FUND, GROWTH OPPORTUNITIES FUND, VALUE OPPORTUNITIES FUND AND GROWTH FUND



NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $100,000,000                         1.00%
Next $150,000,000                          0.80%
Amount Over $250 Million                   0.70%


INTERNATIONAL OPPORTUNITIES FUND, GLOBAL LEADERS FUND, SMALL COMPANY FUND, MIDCAP VALUE FUND, AND MIDCAP FUND


NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.85%
Next $500,000,000                          0.75%
Amount Over $1 Billion                     0.70%



U.S. GOVERNMENT SECURITIES FUND AND TAX-FREE NATIONAL FUND



NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $50,000,000                          0.80%
Amount Over $50,000,000                    0.70%


CAPITAL APPRECIATION FUND, STOCK FUND, GROWTH AND INCOME FUND AND VALUE FUND


NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.80%
Next $500,000,000                          0.70%
Amount Over $1 Billion                     0.65%


DIVIDEND AND GROWTH FUND, ADVISERS FUND AND HIGH YIELD FUND


NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.75%
Next $500,000,000                          0.65%
Amount Over $1 Billion                     0.60%



THE HARTFORD MUTUAL FUNDS                                                     83

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


TAX-FREE MINNESOTA FUND



NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $50,000,000                          0.72%
Amount Over $50,000,000                    0.70%


BOND INCOME STRATEGY FUND


NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.65%
Next $500,000,000                          0.55%
Amount Over $1 Billion                     0.50%


MONEY MARKET FUND


NET ASSET VALUE                         ANNUAL RATE
---------------                         -----------
First $500,000,000                         0.50%
Next $500,000,000                          0.45%
Amount Over $1 Billion                     0.40%



For each fund's fiscal year ended October 31, 2001, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:



FUND NAME                                       10/31/2001
---------                                       ----------
The Hartford Global Communications Fund            1.00%
The Hartford Global Financial Services Fund        1.00%
The Hartford Global Health Fund                    1.00%
The Hartford Global Technology Fund                1.00%
The Hartford International Small Company
  Fund(2)(4)                                       1.00%
The Hartford International Capital
  Appreciation Fund(2)(4)                          1.00%
The Hartford International Opportunities Fund      0.85%
The Hartford Global Leaders Fund                   0.85%
The Hartford Focus Fund(1)(4)                      1.00%
The Hartford SmallCap Growth Fund(3)(4)            0.86%
The Hartford Small Company Fund                    0.85%
The Hartford Capital Appreciation Fund             0.68%
The Hartford Growth Opportunities Fund(3)(4)       0.74%
The Hartford MidCap Value Fund(2)(4)               0.85%
The Hartford MidCap Fund                           0.79%
The Hartford Value Opportunities Fund(3)(4)        1.00%
The Hartford Growth Fund(3)(4)                     0.77%
The Hartford Stock Fund                            0.70%
The Hartford Growth and Income Fund                0.80%
The Hartford Value Fund(2)(4)                      0.80%
The Hartford Dividend and Growth Fund              0.73%
The Hartford Advisers Fund                         0.65%
The Hartford High Yield Fund                       0.75%
The Hartford Tax-Free Minnesota Fund(3)(4)         0.72%
The Hartford Tax-Free National Fund(3)(4)          0.79%
The Hartford U.S. Government Securities
  Fund(3)(4)                                       0.72%



FUND NAME                                       10/31/2001
---------                                       ----------
The Hartford Bond Income Strategy Fund             0.65%
The Hartford Money Market Fund                     0.50%



(1)Fund commenced operations May 24, 2001.


(2)Fund commenced operations April 30, 2001.


(3)Does not include an amount received by the fund's previous investment adviser for the period prior to April 2, 2001.


(4)Annualized.


 PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below.



GLOBAL COMMUNICATIONS FUND  This fund has been managed since its inception
(2000) by Wellington Management using a team of its global industry analysts that specialize in the communications industry.



GLOBAL FINANCIAL SERVICES FUND  This fund has been managed since its inception
(2000) by Wellington Management using a team of its global industry analysts that specialize in the financial services industry.



GLOBAL HEALTH FUND This fund has been managed since its inception (2000) by Wellington Management using a team of its global industry analysts that specialize in the health care sector.



GLOBAL TECHNOLOGY FUND This fund has been managed since its inception (2000) by Wellington Management using a team of its global industry analysts that specialize in the technology sector.



INTERNATIONAL SMALL COMPANY FUND  This fund has been managed since its inception
(2001) by Edward L. Makin. Edward L. Makin is a Vice President of Wellington Management. He joined Wellington Management in 1994, and has been an investment professional since 1987.



INTERNATIONAL CAPITAL APPRECIATION FUND This fund has been managed since its inception (2001) by Andrew S. Offit. Andrew S. Offit is a Senior Vice President of Wellington Management. He joined Wellington Management in 1997, and has been an investment professional since 1987.



INTERNATIONAL OPPORTUNITIES FUND Trond Skramstad, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Skramstad joined Wellington Management in 1993 and has been an investment professional since 1990. Andrew S. Offit, Senior Vice President of Wellington Management, has served as associate portfolio manager of the fund since 1997. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.



 84                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

GLOBAL LEADERS FUND Andrew S. Offit, Senior Vice President of Wellington Management, has served as portfolio manager or co-portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management in 1997 and has been an investment professional since 1987.

FOCUS FUND The fund is managed by Rand L. Alexander, with Maya K. Bittar as associate portfolio manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been associate portfolio manager of the fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.


SMALLCAP GROWTH FUND James A. Rullo and David J. Elliott have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management in 1994 and has been an investment professional since 1987. Mr. Elliott, Vice President of Wellington Management, joined Wellington Management in 1995 and has been an investment professional since 1999.


SMALL COMPANY FUND Steven C. Angeli, Vice President of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management in 1994 and has been an investment professional since 1990.

CAPITAL APPRECIATION FUND Saul J. Pannell, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1996). Mr. Pannell joined Wellington Management in 1979 and has been an investment professional since 1974.


GROWTH OPPORTUNITIES FUND Michael Carmen has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Carmen, Vice President of Wellington Management, joined Wellington Management in 1999. Prior to joining Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).


MIDCAP VALUE FUND The fund is managed by Wellington Management using a team of analysts led by James N. Mordy that specialize in value oriented investing. Mr. Mordy is Senior Vice President of Wellington Management and has led the team since April, 2001. He joined Wellington Management in 1985 and has been an investment professional since that time.

MIDCAP FUND Phillip H. Perelmuter, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1997). Mr. Perelmuter joined Wellington Management in 1995 and has been an investment professional since 1983.


VALUE OPPORTUNITIES FUND James H. Averill, David R. Fassnacht and James N. Mordy have been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Averill, Senior Vice President of Wellington Management, joined Wellington Management in 1986. Mr. Fassnacht, Vice President of Wellington Management, joined Wellington Management in 1991 and has been an investment professional since 1988. Mr. Mordy, Senior Vice President of Wellington Management, joined Wellington Management in 1985 and has been an investment professional since that time.



GROWTH FUND Andrew J. Shilling has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Shilling, Vice President of Wellington Management, joined Wellington Management in 1994.


STOCK FUND The fund is managed by Rand L. Alexander, with Maya K. Bittar as associate portfolio manager.

Mr. Alexander is Senior Vice President of Wellington Management and has served as portfolio manager of the fund since its inception in 1996. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.

Ms. Bittar is Vice President of Wellington Management and has been associate portfolio manager of the fund since July, 2001. She joined Wellington Management in 1998 and has been an investment professional since 1986. Previously she was employed by Firstar Investment Research and Management Company from 1993-1998, McMahan Securities Company, L.P. from 1992-1993 and by Firstar Corporation from 1986-1988.

GROWTH AND INCOME FUND James A. Rullo, Senior Vice President of Wellington Management, has served as portfolio manager of the fund since its inception
(1998). Mr. Rullo joined Wellington Management in 1994 and has been an investment professional since 1987.

VALUE FUND This fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing. John
R. Ryan is a Senior Vice President and Managing Partner


THE HARTFORD MUTUAL FUNDS                                                     85

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


of Wellington Management. He joined Wellington Management in 1981 and has been an investment professional since that time.



DIVIDEND AND GROWTH FUND The fund is managed by Edward P. Bousa. Mr. Bousa is Vice President of Wellington Management and has served as portfolio manager of the fund since July, 2001. Mr. Bousa joined Wellington Management in 2000 and has been an investment professional since 1980. Previously Mr. Bousa was employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982.


ADVISERS FUND Paul D. Kaplan and Rand L. Alexander, Senior Vice Presidents of Wellington Management, have served as co-portfolio managers of the fund since its inception (1996). Mr. Kaplan joined Wellington Management in 1982 and has been an investment professional since 1974. Mr. Alexander joined Wellington Management in 1990 and has been an investment professional since 1976.


HIGH YIELD FUND The fund is managed by Alison D. Granger, with Christine Mozonski as associate portfolio manager.


Alison D. Granger, Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1998). Ms. Granger joined HIMCO in 1993 and has been an investment professional since 1981.


Christine Mozonski, Vice President of HIMCO, has served as associate portfolio manager of the fund since July 2000. Ms. Mozonski joined HIMCO in June 1992 and has been an investment professional since that time.



TAX-FREE MINNESOTA FUND Charles Grande has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.



TAX-FREE NATIONAL FUND Charles Grande has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, Vice President of HIMCO, joined HIMCO in June 1995. Prior to joining HIMCO, he was Assistant Vice President responsible for municipal credit analysis at MBIA and a senior analyst and Deputy Group Head at Credit Suisse Financial Products Co.



U.S. GOVERNMENT SECURITIES FUND Peter Perrotti has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Perrotti, Senior Vice President of HIMCO, joined HIMCO in 1992 and has managed debt securities since that time.


BOND INCOME STRATEGY FUND Alison D. Granger, Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1996). Ms. Granger joined HIMCO in 1993 and has been an investment professional since 1981.

MONEY MARKET FUND William H. Davison, Jr., Senior Vice President of HIMCO, has served as portfolio manager of the fund since its inception (1996). Mr. Davison joined HIMCO in 1990 and has been an investment professional since 1981.


 86                                                    THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CLASS Y SHARE INVESTOR REQUIREMENTS

In order to buy Class Y shares you must qualify as one of the following types of institutional investors: (1) employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; and (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates.

 OPENING AN ACCOUNT

Please note that if you are purchasing shares through your employer's tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Although brokers may be compensated for the sale of Class Y shares in certain cases, there will be no cost to you.

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is $1 million although this minimum may be waived at the discretion of the funds' officers.

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative or call the transfer agent at the number shown below.

4 Make your initial investment selection.


                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.



THE HARTFORD MUTUAL FUNDS                                                     87

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 BUYING SHARES


               OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT
 BY CHECK
 [CHECK ICON]  - Make out a check for the investment amount,            - Make out a check for the investment amount,
                 payable to "The Hartford Mutual Funds."                  payable to "The Hartford Mutual Funds."
               - Deliver the check and your completed                   - Fill out the detachable investment slip from
               application to your financial representative, or         an account statement. If no slip is available,
                 mail to the address listed below.                        include a note specifying the fund name, your
                                                                          share class, your account number and the
                                                                          name(s) in which the account is registered.
                                                                        - Deliver the check and your investment slip or
                                                                          note to your financial representative, or mail
                                                                          to the address listed below.
 BY EXCHANGE
 [ARROW ICON]  - Call your financial representative, plan               - Call your financial representative, plan
                 administrator or the transfer agent at the               administrator or the transfer agent at the
                 number below to request an exchange. The                 number below to request an exchange. The
                 minimum exchange amount is $500 per fund.                minimum exchange amount is $500 per fund.
 BY WIRE
[WIRE GRAPHIC] - Deliver your completed application to your             - Instruct your bank to wire the amount of your
                 financial representative, or mail it to the              investment to:
                 address below.                                             U.S. Bank National Association
                                                                            ABA #091000022, credit account no.
               - Obtain your account number by calling your                 1-702-2514-1341
                 financial representative or the phone number               The Hartford Mutual Funds Purchase Account
                 below.                                                     For further credit to: (your name)
                                                                            Hartford Mutual Funds Account Number:
               - Instruct your bank to wire the amount of your                (your account number)
                 investment to:
                   U.S. Bank National Association                         Specify the fund name, your share class, your
                   ABA #091000022,     credit account no.                 account number and the name(s) in which the
                 1-702-2514-1341                                          account is registered. Your bank may charge a
                   The Hartford Mutual Funds Purchase Account             fee to wire funds.
                   For further credit to: (your name)
                   Hartford Mutual Funds Account Number:
                     (your account number)
                 Specify the fund name, your choice of share
                 class, the new account number and the name(s)
                 in which the account is registered. Your bank
                 may charge a fee to wire funds.
 BY PHONE
 [PHONE ICON]  - See "By Wire" and "By Exchange"                        - Verify that your bank or credit union is a
                                                                        member of the Automated Clearing House (ACH)
                                                                          system.
                                                                        - Complete the "Telephone Exchanges and
                                                                          Telephone Redemption" and "Bank Account or
                                                                          Credit Union Information" sections on your
                                                                          account application.
                                                                        - Call the transfer agent at the number below to
                                                                          verify that these features are in place on
                                                                          your account.
                                                                        - Tell the transfer agent representative the
                                                                        fund name, your share class, your account
                                                                          number, the name(s) in which the account is
                                                                          registered and the amount of your investment.



                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                            OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
                                                                 PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.



 88                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 SELLING SHARES


 BY LETTER
               - Write a letter of instruction or complete a power of
[LETTER ICON]  attorney indicating the fund name, your share class, your account number, the name(s) in which the account is
                 registered and the dollar value or number of shares you
                 wish to sell
               - Include all signatures and any additional documents that may be required (see next page)
               - Mail the materials to the address below
               - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                 letter of instruction
 BY PHONE
 [PHONE ICON]  - Restricted to sales of up to $50,000 in any 7-day period
               - For automated service 24 hours a day using your touch-tone phone, call the number shown below
               - To place your order with a representative, call the
               transfer agent at the number below between 8 A.M. and 7 P.M.
                 Eastern Time Monday through Thursday and 8 A.M. and 6 P.M.
                 on Friday. Generally, orders received after 4 P.M. Eastern
                 Time will receive the next business day's offering price
 BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
               - Fill out the "Telephone Exchanges and Telephone
  [COMPUTER    Redemption" and "Bank Account or Credit Union Information"
     ICON]       sections of your new account application
               - Call the transfer agent to verify that the telephone
               redemption privilege is in place on an account, or to
               request the forms to add it to an existing account
               - Amounts of $1,000 or more will be wired on the next
               business day. Your bank may charge a fee for this service
               - Amounts of less than $1,000 may be sent by EFT or by
               check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service
               - Phone requests are limited to amounts up to $50,000 in a
               7-day period
 BY EXCHANGE
               - Obtain a current prospectus for the fund into which you
 [ARROW ICON]  are exchanging by calling your financial representative or the transfer agent at the number below
               - Call your financial representative or the transfer agent to request an exchange


 SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:
                - your address of record has changed within the past 30 days
[LETTER ICON]
                - you are selling more than $50,000 worth of shares
                - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)
Please note that a notary public CANNOT provide a signature guarantee.
Please check with a representative of your bank or other financial institution about obtaining a signature guarantee.


                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                         1-888-843-7824
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.



THE HARTFORD MUTUAL FUNDS                                                     89

TRANSACTION POLICIES
--------------------------------------------------------------------------------

 VALUATION OF SHARES


The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). Except for the Money Market Fund, the funds use market prices in valuing portfolio securities, but may use fair-value estimates, as determined by HIFSCO under the direction of the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.



Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

 EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received, if your order is complete (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.


At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares. This transaction fee is separate from any sales charge that the funds may apply.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

 REQUESTS IN "GOOD ORDER"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).

Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

 EXCHANGES


You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.


 RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING

Because excessive account transactions can disrupt the management of the funds and increase transaction costs


 90                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

for all shareholders, the funds limit account activity as follows:


- you may make no more than two substantive exchanges out of the same fund in any 90 day period (excluding automatic programs);



- the funds may refuse a share purchase at any time, for any reason;



- the funds may revoke an investor's exchange privilege at any time, for any reason.


"Substantive" means a dollar amount that the funds determine, in their sole discretion, could adversely affect the management of the funds.

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.


 SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.



If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.


Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:



- after every transaction (except certain automatic payment and redemption arrangements, dividend or distribution reinvestment) that affects your account balances


- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter


Every year you should also receive, if applicable, a Form 1099-DIV tax information statement.


If you are a participant in an employer-sponsored retirement plan you will receive statements from your plan administrator.


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income of the funds are normally declared and paid annually. Dividends from the net investment income of the Growth and Income Fund, Dividend and Growth Fund and Advisers Fund are declared and paid quarterly. Dividends from the net investment income of the Bond Income Strategy Fund, High Yield Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund are declared and paid monthly. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.



If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.



TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as



THE HARTFORD MUTUAL FUNDS                                                     91

TRANSACTION POLICIES
--------------------------------------------------------------------------------


cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as capital gains and distributions from short-term capital gains and from income are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Tax rates may vary depending on how long a fund investment is held.


The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.


TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.



TAXES ON DISTRIBUTIONS. (TAX-FREE FUNDS) Tax-Free Minnesota Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in tax-exempt obligations subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes.



Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a fund's net long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time during which you have held your shares of the fund. Information about the tax status of each year's distributions will be mailed to you annually.



TAXES ON TRANSACTIONS. (TAX-FREE FUNDS) If you sell or exchange your funds' shares, you will have a taxable event that may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held from one year or less is considered short-term and is taxed at the same rates as ordinary income.



MINNESOTA INCOME TAXATION. (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of each fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network.


If you are a participant in a tax qualified retirement plan, check with your plan administrator for additional investor services.



 92                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 THE HARTFORD GLOBAL COMMUNICATIONS FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                              YEAR ENDED:
                                                              10/31/2001
                                                              -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from Investment Operations:
  Net investment income (loss)                                     0.00(3)
  Net realized and unrealized gain (loss) on investments          (5.40)
                                                                -------
  Total from investment operations                                (5.40)
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                -------
  Total distributions                                              0.00
                                                                -------
Net asset value, end of period                                    $4.60
                                                                =======
TOTAL RETURN(1)                                                 (54.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $460
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                  1.20%
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                  1.20%
Ratio of net investment income (loss) to average net Assets       0.03%
Portfolio turnover rate(2)                                        84.3%


(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                     93

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                              YEAR ENDED:
                                                              10/31/2001
                                                              -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $10.00
Income from Investment Operations:
  Net investment income (loss)                                    0.07
  Net realized and unrealized gain (loss) on investments         (0.66)
                                                                ------
  Total from investment operations                               (0.59)
Less distributions:
  Dividends from net investment income                            0.00
  Distributions from capital gains                                0.00
  Return of capital                                               0.00
                                                                ------
  Total distributions                                             0.00
                                                                ------
Net asset value, end of period                                   $9.41
                                                                ======
TOTAL RETURN(1)                                                 (5.90%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $941
Ratio of expenses to average net assets before waivers and
  Reimbursements                                                 1.35%
Ratio of expenses to average net assets after waivers and
  Reimbursements                                                 1.24%
Ratio of net investment income (loss) to average net Assets      0.70%
Portfolio turnover rate(2)                                      115.2%

(1) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.


 94                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD GLOBAL HEALTH FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                                               5/1/2000-
                                                              YEAR ENDED:    10/31/2000(1)
                                                              10/31/2001     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $13.89          $10.00
Income from Investment Operations:
  Net investment income (loss)                                    (0.01)           0.01
  Net realized and unrealized gain (loss) on investments           0.26            3.88
                                                                -------         -------
  Total from investment operations                                 0.25            3.89
Less distributions:
  Dividends from net investment income                             0.00            0.00
  Distributions from capital gains                                (0.56)           0.00
  Return of capital                                                0.00            0.00
                                                                -------         -------
  Total distributions                                             (0.56)           0.00
                                                                -------         -------
Net asset value, end of period                                   $13.58          $13.89
                                                                =======         =======
TOTAL RETURN(2)                                                   1.78%          39.04%(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $4,340          $2,507
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.12%           1.20%(3)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.12%           1.20%(3)
Ratio of net investment income (loss) to average net assets      (0.11%)          0.12%(3)
Portfolio turnover rate(4)                                        57.7%           92.0%


(1) The Fund was declared effective by the Securities and Exchange Commission on May 1, 2000.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)Not annualized.



THE HARTFORD MUTUAL FUNDS                                                     95

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD GLOBAL TECHNOLOGY FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                                               5/1/2000-
                                                              YEAR ENDED:    10/31/2000(1)
                                                              10/31/2001     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $8.73           $10.00
Income from Investment Operations:
  Net investment income (loss)                                    (0.04)           (0.02)
  Net realized and unrealized gain (loss) on investments          (4.57)           (1.25)
                                                               --------        ---------
  Total from investment operations                                (4.61)           (1.27)
Less distributions:
  Dividends from net investment income                             0.00             0.00
  Distributions from capital gains                                (0.08)            0.00
  Return of capital                                                0.00             0.00
                                                               --------        ---------
  Total distributions                                             (0.08)            0.00
                                                               --------        ---------
Net asset value, end of period                                    $4.04            $8.73
                                                               ========        =========
TOTAL RETURN(2)                                                 (53.27%)         (14.16%)(5)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $4,602           $4,677
Ratio of expenses to average net assets before waivers and
  reimbursements                                                  1.13%            1.32%(3)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                  1.13%            1.20%(3)
Ratio of net investment income (loss) to average net assets      (0.71%)          (0.92%)(3)
Portfolio turnover rate(4)                                       252.8%          103.69%


(1) The Fund was declared effective by the Securities and Exchange Commission on May 1, 2000.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Annualized
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.

(5)Not annualized.



 96                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                                 PERIOD
                                                                 ENDED:
                                                               4/30/2001-
                                                              10/31/2001(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00
Income from Investment Operations:                                  0.06
  Net investment income (loss)                                     (1.22)
                                                                 -------
  Net realized and unrealized gain (loss) on investments           (1.16)
  Total from investment operations
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                 -------
  Total distributions                                               0.00
                                                                 -------
Net asset value, end of period(5)                                  $8.84
                                                                 =======
TOTAL RETURN(2)(5)                                               (11.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $265
Ratio of expenses to average net assets before waivers and
  reimbursements(3)                                                2.92%
Ratio of expenses to average net assets after waivers and
  reimbursements(3)                                                1.20%
Ratio of net investment income (loss) to average net
  Assets(3)                                                        1.31%
Portfolio turnover rate(4)                                        128.1%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     97

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                                  PERIOD
                                                                  ENDED:
                                                                4/30/2001-
                                                              10/31/2001(1)
                                                              --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00
Income from Investment Operations:
  Net investment income (loss)                                      0.02
  Net realized and unrealized gain (loss) on investments           (2.39)
                                                                 -------
  Total from investment operations                                 (2.37)
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                 -------
  Total distributions                                               0.00
                                                                 -------
Net asset value, end of period                                     $7.63
                                                                 =======
TOTAL RETURN(2)(5)                                               (23.70%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $229
Ratio of expenses to average net assets before waivers and
  reimbursements(3)                                                2.10%
Ratio of expenses to average net assets after waivers and
  reimbursements(3)                                                1.20%
Ratio of net investment income (loss) to average net
  Assets(3)                                                        0.36%
Portfolio turnover rate(4)                                        134.9%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


 98                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                            PERIOD:
                                           YEAR ENDED:     1/1/2000-                 YEAR ENDED:                  7/1/1996-
                                           10/31/2001    10/31/2000(1)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(6)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $13.19         $15.56        $11.97       $10.62       $10.73         $10.00
Income from investment operations:
Net investment income (loss)                    0.09           0.12          0.09         0.12         0.15           0.00(7)
Net realized and unrealized gain (loss)
  on investments                               (3.18)         (2.43)         4.51         1.27        (0.02)          0.84
                                             -------        -------       -------      -------      -------       --------
Total from investment operations               (3.09)         (2.31)         4.60         1.39         0.13           0.84
Less distributions:
  Dividends from net investment income          0.00          (0.01)        (0.18)       (0.04)       (0.07)         (0.08)
  Distributions from capital gains             (0.61)         (0.05)        (0.83)        0.00        (0.17)         (0.03)
  Return of capital                             0.00           0.00          0.00         0.00         0.00           0.00
                                             -------        -------       -------      -------      -------       --------
Total distributions                            (0.61)         (0.06)        (1.01)       (0.04)       (0.24)         (0.11)
                                             -------        -------       -------      -------      -------       --------
Net asset value, end of period                 $9.49         $13.19        $15.56       $11.97       $10.62         $10.73
                                             =======        =======       =======      =======      =======       ========
TOTAL RETURN(5)                              (24.56%)       (14.91%)(2)    39.63%       13.11%        1.31%          8.36%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $17,092        $22,454       $25,403      $10,860       $6,422            $64
Ratio of expenses to average net assets
  before waivers and reimbursements            1.06%          1.06%(3)      1.11%        1.36%        1.76%        126.52%(3)
Ratio of expenses to average net assets
  after waivers and reimbursements             1.06%          1.06%(3)      1.11%        1.20%        1.20%          1.20%(3)
Ratio of net investment income (loss) to
  average net assets                           0.97%          1.13%(3)      1.07%        1.17%        1.33%          0.57%(3)
Portfolio turnover rate(4)                    158.1%        120.85%       128.26%      148.58%       59.16%         21.51%

(1) The Funds' fiscal year end has been changed to October 31st.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(6) The funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the funds were opened for investment on July 22, 1996.
(7) Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                     99

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD GLOBAL LEADERS FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                                              PERIOD:                          PERIOD:
                                                          YEAR ENDED:        1/1/2000-        YEAR ENDED:    9/30/1998-
                                                          10/31/2001       10/31/2000(5)      12/31/1999    12/31/1998(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $17.73            $18.68            $12.69         $10.00
Income from investment operations:
Net investment income (loss)                                   0.08              0.03              0.03           0.01
Net realized and unrealized gain (loss) on investments        (4.59)            (0.89)             6.08           3.03
                                                           --------          --------          --------        -------
Total from investment operations                              (4.51)            (0.86)             6.11           3.04
Less distributions:
Dividends from net investment income                           0.00              0.00              0.00           0.00
Distributions from capital gains                              (0.18)            (0.09)            (0.12)         (0.35)
Return of capital                                             (0.01)            0.000             0.000          0.000
                                                           --------          --------          --------        -------
Total distributions                                           (0.19)            (0.09)            (0.12)         (0.35)
                                                           --------          --------          --------        -------
Net asset value, end of period                               $13.03            $17.73            $18.68         $12.69
                                                           ========          ========          ========        =======
TOTAL RETURN(6)                                             (25.68%)           (4.62%)(3)        48.39%         30.57%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $7,908           $10,001            $4,423           $392
Ratio of expenses to average net assets before waivers
  and reimbursements                                          0.98%             1.01%(4)          1.10%          2.46%(4)
Ratio of expenses to average net assets after waivers
  and reimbursements                                          0.98%             1.01%(4)          1.10%          1.20%(4)
Ratio of net investment income (loss) to average net
  assets                                                      0.58%             0.41%(4)          0.32%          0.31%(4)
Portfolio turnover rate(2)                                   381.7%           290.04%           203.74%         49.04%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) Not annualized.
(4) Annualized.
(5) The Funds' fiscal year end has been changed to October 31st.
(6) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


 100                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD FOCUS FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                              PERIOD ENDED:
                                                                5/24/2001-
                                                              10/31/2001(1)
                                                              --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00
Income from Investment Operations:
  Net investment income (loss)                                      0.01
  Net realized and unrealized gain (loss) on investments           (1.18)
                                                                 -------
  Total from investment operations                                 (1.17)
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                 -------
  Total distributions                                               0.00
                                                                 -------
Net asset value, end of period                                     $8.83
                                                                 =======
TOTAL RETURN(2)(5)                                               (11.70%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                              $9
Ratio of expenses to average net assets before waivers and
  reimbursements(3)                                                1.20%
Ratio of expenses to average net assets after waivers and
  reimbursements(3)                                                1.20%
Ratio of net investment income (loss) to average net
  Assets(3)                                                        0.25%
Portfolio turnover rate(4)                                        108.9%



(1) The fund became effective and open for investment on 5/24/2001.

(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


THE HARTFORD MUTUAL FUNDS                                                    101

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD SMALLCAP GROWTH FUND -- CLASS L


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class Y shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Capital Appreciation Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                           CLASS L --                              CLASS L --
                                          PERIOD ENDED:                       YEAR ENDED AUGUST 31
                                          10/31/2001(1)       2001        2000        1999        1998        1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $21.24          $60.44      $36.04      $26.42      $30.60      $34.76
Income from Investment Operations:
Net investment income (loss)                   (0.03)          (0.17)      (0.44)      (0.30)      (0.35)      (0.26)
Net realized and unrealized gain (loss)
  on investments                               (2.17)         (26.04)      35.42       18.42       (3.83)      (2.45)
                                            --------        --------    --------    --------    --------    --------
Total from investment operations               (2.20)         (26.21)      34.98       18.12       (4.18)      (2.71)
Less distributions:
  Dividends from net investment income          0.00          (12.99)     (10.58)      (8.50)       0.00       (1.18)
  Distributions from capital gains              0.00            0.00        0.00        0.00        0.00       (0.27)
  Return of capital                             0.00            0.00        0.00        0.00        0.00        0.00
                                            --------        --------    --------    --------    --------    --------
Total distributions                             0.00          (12.99)     (10.58)      (8.50)       0.00       (1.45)
                                            --------        --------    --------    --------    --------    --------
Net asset value, end of period                $19.04          $21.24      $60.44      $36.04      $26.42      $30.60
                                            ========        ========    ========    ========    ========    ========
TOTAL RETURN(2)                              (10.36%)        (50.60%)    115.84%      80.27%     (13.66%)     (7.89%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $121,440        $138,175    $314,326    $147,346     $79,813    $105,422
Ratio of expenses to average net assets
  before waivers and reimbursements            1.50%(3)        1.39%       1.35%       1.50%       1.52%       1.55%
Ratio of expenses to average net assets
  after waivers and reimbursements             1.50%(3)        1.39%       1.35%       1.50%       1.52%       1.55%
Ratio of net investment income (loss) to
  average net assets                          (1.02%)(3)      (0.57%)     (0.94%)     (1.08%)     (0.97%)     (0.84%)
Portfolio turnover rate                          17%            151%        212%        271%         47%         25%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.


 102                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD SMALL COMPANY FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                   YEAR             PERIOD:
                                  ENDED:           1/1/2000-                       YEAR ENDED:                        7/1/1996-
                                10/31/2001       10/31/2000(1)      12/31/1999      12/31/1998      12/31/1997      12/31/1996(6)
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period                           $18.50            $20.84           $13.47          $12.24          $10.71            $10.00
Income from investment
  operations:
Net investment income (loss)        (0.02)            (0.02)           (0.03)          (0.03)          (0.01)           0.00(7)
Net realized and unrealized
  gain (loss) on investments        (5.54)            (1.43)            8.70            1.38            2.09              1.43
                                ---------          --------          -------         -------         -------           -------
Total from investment
  operations                        (5.56)            (1.45)            8.67            1.35            2.08              1.43
Less distributions:
  Dividends from net
    investment income                0.00              0.00             0.00            0.00            0.00              0.00
  Distributions from capital
    gains                           (0.59)            (0.89)           (1.30)          (0.12)          (0.55)            (0.72)
  Return of capital                  0.00              0.00             0.00            0.00            0.00              0.00
                                ---------          --------          -------         -------         -------           -------
Total distributions                 (0.59)            (0.89)           (1.30)          (0.12)          (0.55)            (0.72)
                                ---------          --------          -------         -------         -------           -------
Net asset value, end of period     $12.35            $18.50           $20.84          $13.47          $12.24            $10.71
                                =========          ========          =======         =======         =======           =======
TOTAL RETURN(5)                   (31.02%)           (7.27%)(2)       66.37%          11.05%          19.69%            14.41%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                      $33,473           $46,205          $39,536         $13,004          $9,062               $72
Ratio of expenses to average
  net assets before waivers
  and reimbursements                0.95%             0.96%(3)         0.99%           1.02%           1.30%           115.33%(3)
Ratio of expenses to average
  net assets after waivers and
  reimbursements                    0.95%             0.96%(3)         0.99%           1.00%           1.00%             1.00%(3)
Ratio of net investment income
  (loss) to average net assets     (0.14%)           (0.23%)(3)       (0.46%)         (0.33%)         (0.14%)            0.03%(3)
Portfolio turnover rate(4)         224.3%           158.15%          176.74%         266.82%         255.37%            69.92%

(1) The Funds' fiscal year end has been changed to October 31st.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(6) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.
(7) Net Investment Income (Loss) is less than a penny a share.


THE HARTFORD MUTUAL FUNDS                                                    103

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD CAPITAL APPRECIATION FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                    YEAR            PERIOD:
                                   ENDED:          1/1/2000-                       YEAR ENDED:                        7/1/1996-
                                 10/31/2001      10/31/2000(1)      12/31/1999      12/31/1998      12/31/1997      12/31/1996(7)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                           $33.94            $32.27            $20.66          $20.05          $13.38           $10.00
Income from investment
  operations:
Net investment income (loss)         0.08              0.03              0.00(6)        (0.06)          (0.03)            0.00(6)
Net realized and unrealized
  gain (loss) on investments        (5.16)             3.30             13.52            0.80            7.47             3.79
                                  -------          --------          --------        --------        --------         --------
Total from investment
  operations                        (5.08)             3.33             13.52            0.74            7.44             3.79
Less distributions:
  Dividends from net investment
    income                           0.00              0.00              0.00            0.00            0.00             0.00
  Distributions from capital
    gains                           (4.01)            (1.66)            (1.91)          (0.13)          (0.77)           (0.41)
  Return of capital                  0.00              0.00              0.00            0.00            0.00             0.00
                                  -------          --------          --------        --------        --------         --------
Total distributions                 (4.01)            (1.66)            (1.91)          (0.13)          (0.77)           (0.41)
                                  -------          --------          --------        --------        --------         --------
Net asset value, end of period     $24.85            $33.94            $32.27          $20.66          $20.05           $13.38
                                  =======          ========          ========        ========        ========         ========
TOTAL RETURN(5)                   (16.85%)           10.60%(2)         67.49%           3.68%          56.00%           37.95%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                      $76,592           $89,477           $64,688         $27,700         $26,693             $107
Ratio of expenses to average
  net assets before waivers and
  reimbursements                    0.78%             0.80%(3)          0.87%           0.96%           1.13%           93.64%(3)
Ratio of expenses to average
  net assets after waivers and
  reimbursements                    0.78%             0.80%(3)          0.87%           0.96%           1.00%            1.00%(3)
Ratio of net investment income
  (loss) to average net assets      0.28%             0.05%(3)         (0.16%)         (0.27%)         (0.35%)           0.04%(3)
Portfolio turnover rate(4)         132.4%           129.79%           168.97%         123.42%         119.62%          149.99%

(1) The Funds' fiscal year end has been changed to October 31st.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(6) Net Investment Income (Loss) is less than a penny a share.
(7) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.


 104                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD GROWTH OPPORTUNITIES FUND -- CLASS L


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class Y shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Growth Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                          PERIOD ENDED:                       YEAR ENDED AUGUST 31
CLASS L - PERIOD ENDED:                   10/31/2001(1)      2001         2000         1999        1998        1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $21.62         $45.45        $30.80      $29.78      $37.32      $32.14
Income from Investment Operations:
Net investment income (loss)                   (0.11)         (0.30)        (0.20)      (0.13)      (0.11)      (0.16)
Net realized and unrealized gain (loss)
  on investments                               (2.30)        (14.98)        21.70       10.72       (3.59)       8.41
                                            --------       --------    ----------    --------    --------    --------
Total from investment operations               (2.41)        (15.28)        21.50       10.59       (3.70)       8.25
Less distributions:
  Dividends from net investment income          0.00           0.00          0.00        0.00        0.00        0.00
  Distributions from capital gains              0.00          (8.55)        (6.85)      (9.57)      (3.84)      (3.07)
  Return of Capital                             0.00           0.00          0.00        0.00        0.00        0.00
                                            --------       --------    ----------    --------    --------    --------
Total distributions                             0.00          (8.55)        (6.85)      (9.57)      (3.84)      (3.07)
                                            --------       --------    ----------    --------    --------    --------
Net asset value, end of period                $19.21         $21.62        $45.45      $30.80      $29.78      $37.32
                                            ========       ========    ==========    ========    ========    ========
TOTAL RETURN(2)                              (11.15%)       (38.44%)       82.06%      40.00%     (10.59%)     27.01%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $593,267       $681,941    $1,203,376    $734,282    $581,819    $734,654
Ratio of expenses to average net assets
  before waivers and reimbursements            1.08%(3)       1.04%         1.04%       1.06%       1.05%       1.07%
Ratio of expenses to average net assets
  waivers and reimbursements                   1.08%(3)       1.04%         1.04%       1.06%       1.05%       1.07%
Ratio of net investment income (loss) to
  average net assets                          (0.52%)(3)     (0.40%)       (0.54%)     (0.44%)     (0.29%)     (0.45%)
Portfolio turnover rate                          28%           198%          140%        166%         61%         28%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.


THE HARTFORD MUTUAL FUNDS                                                    105

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD MIDCAP VALUE FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                              PERIOD ENDED:
                                                               4/30/2001-
                                                              10/31/2001(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.00
Income from Investment Operations:
  Net investment income (loss)                                     (0.01)
  Net realized and unrealized gain (loss) on investments           (1.49)
                                                                 -------
  Total from investment operations                                 (1.50)
Less distributions:
  Dividends from net investment income                              0.00
  Distributions from capital gains                                  0.00
  Return of capital                                                 0.00
                                                                 -------
  Total distributions                                               0.00
                                                                 -------
Net asset value, end of period                                     $8.50
                                                                 =======
TOTAL RETURN(2)(5)                                               (15.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $255
Ratio of expenses to average net assets before waivers and
  reimbursements(3)                                                1.11%
Ratio of expenses to average net assets after waivers and
  reimbursements(3)                                                0.95%
Ratio of net investment income (loss) to average net
  Assets(3)                                                        0.25%
Portfolio turnover rate(4)                                         28.4%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


 106                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD MIDCAP FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                                 YEAR            PERIOD:
                                                                ENDED:          1/1/2000-               YEAR ENDED:
                                                              10/31/2001      10/31/2000(3)      12/31/1999   12/31/1998(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $22.72            $17.94           $12.35         $10.00
Income from investment operations:
Net investment income (loss)                                        --(6)          (0.01)           (0.02)         (0.02)
Net realized and unrealized gain (loss) on investments           (3.90)             5.49             6.18           2.37
                                                               -------           -------          -------        -------
Total from investment operations                                 (3.90)             5.48             6.16           2.35
Less distributions:
  Dividends from net investment income                            0.00              0.00             0.00           0.00
  Distributions from capital gains                               (1.93)            (0.70)           (0.57)          0.00
  Return of capital                                               0.00              0.00             0.00           0.00
                                                               -------           -------          -------        -------
Total distributions                                              (1.93)            (0.70)           (0.57)          0.00
                                                               -------           -------          -------        -------
Net asset value, end of period                                  $16.89            $22.72           $17.94         $12.35
                                                               =======           =======          =======        =======
TOTAL RETURN(7)                                                (18.58%)           31.01%(5)        50.87%         23.62%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $52,576           $62,343          $17,997         $3,750
Ratio of expenses to average net assets before waivers and
  reimbursements                                                 0.88%             0.96%(4)         0.97%          1.12%
Ratio of expenses to average net assets after waivers and
  reimbursements                                                 0.88%             0.96%(4)         0.97%          1.00%
Ratio of net investment income (loss) to average net assets     (0.03%)           (0.33%)(4)       (0.31%)        (0.33%)
Portfolio turnover rate(2)                                      115.5%           110.37%          122.52%        139.02%

(1) The Fund was declared effective by the Securities and Exchange Commission on December 31, 1997.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) The Funds' fiscal year end has been changed to October 31st.
(4) Annualized.
(5) Not annualized.
(6) Net Investment Income (Loss) is less than a penny a share.
(7) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


THE HARTFORD MUTUAL FUNDS                                                    107

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD VALUE OPPORTUNITIES FUND -- CLASS L


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class Y shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Value Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                        PERIOD ENDED:                             YEAR ENDED AUGUST 31
CLASS L -- PERIOD ENDED:                10/31/2001(1)         2001          2000          1999          1998          1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $13.30            $14.30        $13.28        $11.85        $13.51        $10.75
Income from Investment Operations:
Net investment income (loss)                  0.00              0.03          0.01          0.05          0.09          0.09
Net realized and unrealized gain
  (loss) on investments                      (1.31)             0.31          1.94          2.73         (0.30)         2.94
                                           -------          --------      --------      --------      --------      --------
Total from investment operations             (1.31)             0.34          1.95          2.78         (0.21)         3.03
Less distributions:
  Dividends from net investment income        0.00             (0.02)          0.0         (0.05)        (0.09)        (0.06)
  Distributions from capital gains            0.00             (1.32)        (0.93)        (1.30)        (1.36)        (0.21)
  Return of capital                           0.00              0.00          0.00          0.00          0.00          0.00
                                           -------          --------      --------      --------      --------      --------
Total distributions                           0.00             (1.34)        (0.93)        (1.35)        (1.45)        (0.27)
                                           -------          --------      --------      --------      --------      --------
Net asset value, end of period              $11.99            $13.30        $14.30        $13.28        $11.85        $13.51
                                           =======          ========      ========      ========      ========      ========
TOTAL RETURN(2)                             (9.85%)            2.29%        15.76%        24.10%        (2.52%)       28.66%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                               $27,982           $30,480       $39,975       $34,302       $22,449       $21,855
Ratio of expenses to average net
  assets before waivers and
  reimbursements                             1.43%(3)          1.41%         1.42%         1.48%         1.52%         1.59%
Ratio of expenses to average net
  assets after waivers and
  reimbursements                             1.43%(3)          1.41%         1.42%         1.48%         1.52%         1.59%
Ratio of net investment income (loss)
  to average net assets                     (0.14%)(3)         0.05%         0.14%         0.32%         0.55%         0.72%
Portfolio turnover rate                        12%              177%          228%          266%          260%           93%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.


 108                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD GROWTH FUND -- CLASS L


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class Y shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class L shares of the fund (formerly Class A shares of Fortis Capital Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                             CLASS L -                             CLASS L -
                                           PERIOD ENDED:                      YEAR ENDED AUGUST 31
                                           10/31/2001(1)      2001        2000        1999        1998        1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $15.09         $23.85      $22.81      $22.37      $26.13      $21.89
Income from Investment Operations:
Net investment income (loss)                    (0.01)         (0.05)      (0.08)      (0.03)      (0.08)      (0.08)
Net realized and unrealized gain (loss)
  on investments                                (0.85)         (5.39)       6.47        6.73        (.38)       7.06
                                             --------       --------    --------    --------    --------    --------
Total from investment operations                (0.86)         (5.44)       6.39        6.70        0.30        6.98
Less distributions:
  Dividends from net investment income           0.00           0.00        0.00        0.00        0.00       (0.01)
  Distributions from capital gains               0.00          (3.32)      (5.35)      (6.26)      (4.06)      (2.73)
  Return of capital                              0.00           0.00        0.00        0.00        0.00        0.00
                                             --------       --------    --------    --------    --------    --------
Total distributions                              0.00          (3.32)      (5.35)      (6.26)      (4.06)      (2.74)
                                             --------       --------    --------    --------    --------    --------
Net asset value, end of period                 $14.23         $15.09      $23.85      $22.81      $22.37      $26.13
                                             ========       ========    ========    ========    ========
TOTAL RETURN(2)                                (5.70%)       (25.08%)     32.70%      37.88%       1.56%      34.57%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $385,620       $416,544    $615,473    $551,551    $312,582    $340,949
Ratio of expenses to average net assets
  before waivers and reimbursements             1.11%(3)       1.08%       1.07%       1.10%       1.13%       1.18%
Ratio of expenses to average net assets
  after waivers and reimbursements              1.11%(3)       1.08%       1.07%       1.10%       1.13%       1.18%
Ratio of net investment income (loss) to
  average net assets                           (0.34%)(3)     (0.16%)     (0.29%)     (0.08%)     (0.28%)     (0.33%)
Portfolio turnover rate                           13%           161%        165%        177%         71%         43%

(1) For the two-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.


THE HARTFORD MUTUAL FUNDS                                                    109

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD STOCK FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                    YEAR            PERIOD:
                                   ENDED:          1/1/2000-                       YEAR ENDED:                        7/1/1996-
                                 10/31/2001      10/31/2000(1)      12/31/1999      12/31/1998      12/31/1997      12/31/1996(6)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                           $23.85            $23.99            $19.89          $15.25          $11.55           $10.00
Income from investment
  operations:
Net investment income (loss)         0.09              0.05             (0.01)           0.06            0.03             0.01
Net realized and unrealized
  gain (loss) on investments        (5.55)             0.02              4.53            4.78            3.70             1.57
                                  -------          --------          --------        --------        --------         --------
Total from investment
  operations                        (5.46)             0.07              4.52            4.84            3.73             1.58
Less distributions:
  Dividends from net investment
    income                           0.00              0.00              0.00            0.00            0.00            (0.03)
  Distributions from capital
    gains                           (1.08)            (0.21)            (0.42)          (0.19)          (0.03)            0.00
  Return of capital                  0.00              0.00              0.00           (0.01)           0.00             0.00
                                  -------          --------          --------        --------        --------         --------
Total distributions                 (1.08)            (0.21)            (0.42)          (0.20)          (0.03)           (0.03)
                                  -------          --------          --------        --------        --------         --------
Net asset value, end of period     $17.31            $23.85            $23.99          $19.89          $15.25           $11.55
                                  =======          ========          ========        ========        ========         ========
TOTAL RETURN(5)                   (23.93%)            0.28%(2)         22.91%          31.80%          32.33%           15.80%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                      $27,004           $32,123           $31,129          $7,919          $5,510              $44
Ratio of expenses to average
  net assets before waivers and
  reimbursements                    0.79%             0.80%(3)          0.91%           0.96%           1.11%          133.50%(3)
Ratio of expenses to average
  net assets after waivers and
  reimbursements                    0.79%             0.80%(3)          0.91%           0.96%           1.00%            1.00%(3)
Ratio of net investment income
  (loss) to average net assets      0.54%             0.28%(3)          0.36%           0.36%           0.53%            1.37%(3)
Portfolio turnover rate(4)          38.3%            37.85%            33.62%          37.03%          42.83%           11.87%

(1) The Funds' fiscal year end has been changed to October 31st.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(6) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.


 110                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD GROWTH AND INCOME FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                                                PERIOD:                         PERIOD:
                                                              YEAR ENDED:      1/1/2000-      YEAR ENDED:     4/30/1998-
                                                              10/31/2001     10/31/2000(5)    12/31/1999     12/31/1998(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $13.78         $13.83          $11.48          $10.00
Income from investment operations:
Net investment income (loss)                                       0.03           0.02            0.06            0.05
Net realized and unrealized gain (loss) on investments            (2.77)          0.04            2.39            1.46
                                                                -------         ------          ------          ------
Total from investment operations                                  (2.74)          0.06            2.45            1.51
Less distributions:
  Dividends from net investment income                             0.00           0.00            0.00            0.00
  Distributions from capital gains                                (0.52)         (0.11)          (0.10)           0.00
  Return of capital                                                0.00           0.00            0.00           (0.03)
                                                                -------         ------          ------          ------
Total distributions                                               (0.52)         (0.11)          (0.10)          (0.03)
                                                                -------         ------          ------          ------
Net asset value, end of period                                   $10.52         $13.78          $13.83          $11.48
                                                                =======         ======          ======          ======
TOTAL RETURN(6)                                                 (20.60%)         0.44%(3)       21.45%          15.18%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $440           $490            $480            $386
Ratio of expenses to average net assets before
  waivers and reimbursements                                      0.96%          0.95%(4)        0.93%           1.20%(4)
Ratio of expenses to average net assets after
  waivers and reimbursements                                      0.96%          0.95%(4)        0.93%           1.00%(4)
Ratio of net investment income (loss) to average net assets       0.34%          0.26%(4)        0.51%           0.76%(4)
Portfolio turnover rate(2)                                        79.8%         62.61%          52.98%          35.10%

(1) The Fund was declared effective by the Securities and Exchange Commission on April 30, 1998.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) Not annualized.
(4) Annualized.
(5) The Funds' fiscal year end has been changed to October 31st.
(6) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


THE HARTFORD MUTUAL FUNDS                                                    111

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD VALUE FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                              PERIOD ENDED:
                                                               4/30/2001-
                                                              10/31/2001(1)
                                                              -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $10.00
Income from Investment Operations:
  Net investment income (loss)                                     0.05
  Net realized and unrealized gain (loss) on investments          (1.01)
                                                                 ------
  Total from investment operations                                (0.96)
Less distributions:
  Dividends from net investment income                             0.00
  Distributions from capital gains                                 0.00
  Return of capital                                                0.00
                                                                 ------
  Total distributions                                              0.00
                                                                 ------
Net asset value, end of period                                    $9.04
                                                                 ======
TOTAL RETURN(2)(5)                                               (9.60%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $271
Ratio of expenses to average net assets before waivers and
  reimbursements(3)                                               1.09%
Ratio of expenses to average net assets after waivers and
  reimbursements(3)                                               1.00%
Ratio of net investment income (loss) to average net
  Assets(3)                                                       0.98%
Portfolio turnover rate(4)                                        12.2%


(1) The fund became effective and open for investment on April 30, 2001.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


 112                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD DIVIDEND AND GROWTH FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                    PERIOD:                         CLASS Y -
                                  YEAR ENDED:      1/1/2000-                       YEAR ENDED:                        7/1/1996-
                                  10/31/2001     10/31/2000(1)      12/31/1999      12/31/1998      12/31/1997      12/31/1996(6)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                             $17.96          $16.96           $16.69          $14.77          $11.46            $10.00
Income from investment
  operations:
Net investment income (loss)           0.24            0.22             0.21            0.24            0.21              0.02
Net realized and unrealized gain
  (loss) on investments               (1.48)           1.01             0.63            1.94            3.39              1.53
                                    -------         -------          -------         -------         -------           -------
Total from investment operations      (1.24)           1.23             0.84            2.18            3.60              1.55
Less distributions:
  Dividends from net investment
    income                            (0.25)          (0.15)           (0.22)          (0.19)          (0.15)            (0.07)
  Distributions from capital
    gains                             (0.77)          (0.08)           (0.35)          (0.07)          (0.14)            (0.02)
  Return of capital                    0.00            0.00             0.00            0.00            0.00              0.00
                                    -------         -------          -------         -------         -------           -------
Total distributions                   (1.01)          (0.23)           (0.57)          (0.26)          (0.29)            (0.09)
                                    -------         -------          -------         -------         -------           -------
Net asset value, end of period       $15.71          $17.96           $16.96          $16.69          $14.77            $11.46
                                    =======         =======          =======         =======         =======           =======
TOTAL RETURN(5)                      (7.20%)          7.37%(2)         5.10%          14.86%          31.59%            15.49%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                        $26,326         $22,441          $23,616         $17,098         $13,236           $13,241
Ratio of expenses to average net
  assets before waivers and
  reimbursements                      0.82%           0.85%(3)         0.87%           0.91%           1.09%           141.53%(3)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                      0.82%           0.85%(3)         0.87%           0.91%           0.95%             0.95%(3)
Ratio of net investment income
  (loss) to average net assets        1.55%           1.45%(3)         1.42%           1.53%           1.83%             2.41%(3)
Portfolio turnover rate(4)            55.0%          56.24%           50.21%          46.43%          28.75%            29.80%

(1) The Funds' fiscal year end has been changed to October 31st.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(6) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.


THE HARTFORD MUTUAL FUNDS                                                    113

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD ADVISERS FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                          YEAR            PERIOD:
                                         ENDED:          1/1/2000-                      YEAR ENDED:                   7/1/1996-
                                       10/31/2001      10/31/2000(1)      12/31/1999   12/31/1998      12/31/1997   12/31/1996(6)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $17.24           $17.16           $15.80       $13.46          $11.10         $10.00
Income from investment operations:
Net investment income (loss)                0.38             0.33             0.35         0.29            0.31           0.03
Net realized and unrealized gain
  (loss) on investments                    (2.07)            0.16             1.61         2.59            2.32           1.16
                                       ---------         --------          -------      -------         -------        -------
Total from investment operations           (1.69)            0.49             1.96         2.88            2.63           1.19
Less distributions:
  Dividends from net investment
    income                                 (0.38)           (0.25)           (0.29)       (0.28)          (0.20)         (0.09)
  Distributions from capital gains         (0.64)           (0.16)           (0.31)       (0.26)          (0.07)          0.00
  Return of capital                        0.000            0.000            0.000        0.000           0.000          0.000
                                       ---------         --------          -------      -------         -------        -------
Total distributions                        (1.01)           (0.41)           (0.60)       (0.54)          (0.27)         (0.09)
                                       ---------         --------          -------      -------         -------        -------
Net asset value, end of period            $14.54           $17.24           $17.16       $15.80          $13.46         $11.10
                                       =========         ========          =======      =======         =======        =======
TOTAL RETURN(5)                          (10.20%)           2.90%(2)        12.62%       21.62%          23.80%         11.88%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                             $56,320          $64,889          $68,133      $57,891         $39,773            $34
Ratio of expenses to average net
  assets before waivers and
  reimbursements                           0.74%            0.75%(3)         0.79%        0.90%           1.03%        144.82%(3)
Ratio of expenses to average net
  assets after waivers and
  reimbursements                           0.74%            0.75%(3)         0.79%        0.90%           0.95%          0.95%(3)
Ratio of net investment income (loss)
  to average net assets                    2.48%            2.22%(3)         2.18%        2.09%           2.08%          2.75%(3)
Portfolio turnover rate(4)                 36.9%           38.37%           34.63%       40.24%          38.62%         19.75%

(1) The Funds' fiscal year end has been changed to October 31st.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(6) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.


 114                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD HIGH YIELD FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                                                PERIOD:          YEAR          PERIOD:
                                                              YEAR ENDED:      1/1/2000-        ENDED:       9/30/1998-
                                                              10/31/2001     10/31/2000(5)    12/31/1999    12/31/1998(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $9.10           $9.78          $10.16         $10.00
Income from investment operations:
Net investment income (loss)                                      0.83            0.69            0.78           0.21
Net realized and unrealized gain (loss) on investments           (0.63)          (0.69)          (0.39)          0.13
                                                                ------          ------          ------         ------
Total from investment operations                                  0.20            0.00            0.39           0.34
Less distributions:
  Dividends from net investment income                           (0.82)          (0.68)          (0.77)         (0.18)
  Distributions from capital gains                                0.00            0.00            0.00           0.00
  Return of capital                                               0.00            0.00            0.00           0.00
                                                                ------          ------          ------         ------
Total distributions                                              (0.82)          (0.68)          (0.77)         (0.18)
                                                                ------          ------          ------         ------
Net asset value, end of period                                   $8.48           $9.10           $9.78         $10.16
                                                                ======          ======          ======         ======
TOTAL RETURN(6)                                                  2.15%           0.02%(3)        3.98%          3.51%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $4,223          $2,955          $2,314         $1,034
Ratio of expenses to average net assets before waivers and
  reimbursements                                                 0.88%           0.89%(4)        0.90%          1.17%(4)
Ratio of expenses to average net assets after waivers and
  reimbursements                                                 0.88%           0.89%(4)        0.90%          0.95%(4)
Ratio of net investment income (loss) to average net assets      9.48%           8.99%(4)        8.20%          7.48%(4)
Portfolio turnover rate(2)                                       62.8%          57.19%          52.96%         10.85%

(1) The Fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
(2) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(3) Not annualized.
(4) Annualized.
(5) The Funds' fiscal year end has been changed to October 31st.
(6) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


THE HARTFORD MUTUAL FUNDS                                                    115

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD TAX-FREE MINNESOTA FUND -- CLASS E


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class Y shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class E shares of the fund (formerly Class E shares of Fortis Tax-Free Minnesota Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                                              CLASS E -
                                                                            PERIOD ENDED:
                                                 PERIOD ENDED:                 YEAR ENDED SEPTEMBER 30,
                                                 10/31/2001(1)     2001       2000       1999       1998       1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $10.35         $9.91      $9.94     $10.77     $10.46     $10.28
Income from Investment Operations:
Net investment income (loss)                           0.04          0.48       0.51       0.50       0.52       0.53
Net realized and unrealized gain (loss) on
  investments                                          0.10          0.45      (0.04)     (0.67)      0.32       0.18
                                                    -------       -------    -------    -------    -------    -------
Total from investment operations                       0.14          0.93       0.47      (0.17)      0.84       0.71
Less distributions:
  Dividends from net investment income                (0.04)        (0.49)     (0.50)     (0.49)     (0.52)     (0.53)
  Distributions from capital gains                     0.00          0.00       0.00      (0.17)     (0.01)      0.00
  Return of capital                                    0.00          0.00       0.00       0.00       0.00       0.00
                                                    -------       -------    -------    -------    -------    -------
Total distributions                                   (0.04)        (0.49)     (0.50)     (0.66)     (0.53)     (0.53)
                                                    -------       -------    -------    -------    -------    -------
Net asset value, end of period                       $10.45        $10.35      $9.91      $9.94     $10.77     $10.46
                                                    =======       =======    =======    =======    =======    =======
TOTAL RETURN(2)                                       1.33%         9.58%      4.87%     (1.71%)     8.25%      7.10%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $32,533       $32,259    $33,088    $37,396    $42,170    $43,584
Ratio of expenses to average net assets before
  waivers and reimbursements                          0.84%(3)      0.85%      0.86%      0.86%      0.91%      0.96%
Ratio of expenses to average net assets after
  waivers and reimbursements                          0.84%(3)      0.85%      0.86%      0.86%      0.91%      0.96%
Ratio of net investment income (loss) to
  average net assets                                  4.28%(3)      4.70%      5.12%      4.73%      4.94%      5.14%
Portfolio turnover rate                                  0%           18%        56%        55%        55%        61%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.


 116                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD TAX-FREE NATIONAL FUND -- CLASS E


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class Y shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class E shares of the fund (formerly Class E shares of Fortis Tax-Free National Portfolio). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                                                                  CLASS E -
                                                                                PERIOD ENDED:
                                            PERIOD ENDED:                  YEAR ENDED SEPTEMBER 30
                                            10/31/2001(1)     2001       2000       1999       1998        1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $11.07        $10.52     $10.49     $11.38     $11.07      $10.76
Income from Investment Operations:
Net investment income (loss)                      0.04          0.49       0.52       0.50       0.52        0.55
Net realized and unrealized gain (loss) on
  investments                                     0.11          0.56       0.02      (0.78)      0.34        0.31
                                               -------       -------    -------    -------    -------    --------
Total from investment operations                  0.15          1.05       0.54      (0.28)      0.86        0.86
Less distributions:
  Dividends from net investment income           (0.04)        (0.50)     (0.51)     (0.49)     (0.51)      (0.55)
  Distributions from capital gains                0.00          0.00       0.00      (0.12)     (0.04)       0.00
  Return of capital                               0.00          0.00       0.00       0.00       0.00        0.00
                                               -------       -------    -------    -------    -------    --------
         Total distributions                     (0.04)        (0.50)     (0.51)     (0.61)     (0.55)      (0.55)
                                               -------       -------    -------    -------    -------    --------
Net asset value, end of period                  $11.18        $11.07     $10.52     $10.49     $11.38      $11.07
                                               =======       =======    =======    =======    =======    ========
TOTAL RETURN(2)                                  1.35%        10.18%      5.33%     (2.56%)     7.97%       8.19%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $42,441       $42,331    $42,212    $47,140    $56,959     $59,727
Ratio of expenses to average net assets
  before waivers and reimbursements              0.95%(3)      0.97%      0.96%      0.94%      0.98%       0.95%
Ratio of expenses to average net assets
  after waivers and reimbursements               0.95%(3)      0.97%      0.96%      0.94%      0.98%       0.95%
Ratio of net investment income (loss) to
  average net assets                             4.21%(3)      4.49%      4.96%      4.56%      4.65%       5.03%
Portfolio turnover rate                             0%           28%        64%        89%        74%         71%

(1) For the one-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.


THE HARTFORD MUTUAL FUNDS                                                    117

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND -- CLASS E


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Because no Class Y shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class E shares of the fund (formerly Class E shares of Fortis U.S. Government Securities Fund). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                                              CLASS E -                      CLASS E - PERIOD ENDED:
                                            PERIOD ENDED:                      YEAR ENDED JULY 31
                                            10/31/2001(1)      2001        2000        1999        1998       1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $9.37          $8.86       $8.96       $9.30       $9.16      $8.87
Income from Investment Operations:
Net investment income (loss)                      0.13           0.54        0.52        0.49        0.52       0.54
Net realized and unrealized gain (loss) on
  investments                                     0.30           0.52       (0.10)      (0.34)       0.14       0.32
                                              --------       --------    --------    --------    --------    -------
Total from investment operations                  0.43           1.06        0.42        0.15        0.66       0.86
Less distributions:
  Dividends from net investment income           (0.13)         (0.55)      (0.52)      (0.49)      (0.52)     (0.54)
  Distributions from capital gains                0.00           0.00        0.00        0.00        0.00      (0.03)
  Return of capital                               0.00           0.00        0.00        0.00        0.00       0.00
                                              --------       --------    --------    --------    --------    -------
Total distributions                              (0.13)         (0.55)      (0.52)      (0.49)      (0.52)     (0.57)
                                              --------       --------    --------    --------    --------    -------
Net asset value, end of period                   $9.67          $9.37       $8.86       $8.96       $9.30      $9.16
                                              ========       ========    ========    ========    ========    =======
TOTAL RETURN(2)                                  4.57%         12.30%       4.91%       1.56%       7.42%     10.07%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $187,712       $182,170    $184,520    $254,096    $285,060    $324,643
Ratio of expenses to average net assets
  before waivers and reimbursements              0.79%(3)       0.79%       0.79%       0.78%       0.79%      0.81%
Ratio of expenses to average net assets
  after waivers and reimbursements               0.79%(3)       0.79%       0.79%       0.78%       0.79%      0.81%
Ratio of net investment income (loss) to
  average net assets                             5.25%(3)       5.93%       5.96%       5.32%       5.62%      6.08%
Portfolio turnover rate                            32%           136%        181%         75%        118%       161%

(1) For the three-month period ended October 31, 2001.
(2) These are the total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(3) Annualized.


 118                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD BOND INCOME STRATEGY FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                            PERIOD:
                                           YEAR ENDED:     1/1/2000-                 YEAR ENDED:                  7/1/1996-
                                           10/31/2001    10/31/2000(1)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(6)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $10.22          $9.99        $10.81       $10.64       $10.27         $10.00
Income from investment operations:
Net investment income (loss)                    0.61           0.54          0.55         0.58         0.58           0.28
Net realized and unrealized gain (loss)
  on investments                                0.73           0.20         (0.80)        0.24         0.54           0.31
                                             -------        -------       -------      -------      -------       --------
Total from investment operations                1.34           0.74         (0.25)        0.82         1.12           0.59
Less distributions:
  Dividends from net investment income         (0.57)         (0.51)        (0.55)       (0.57)       (0.59)         (0.26)
  Distributions from capital gains              0.00           0.00         (0.02)       (0.08)       (0.16)         (0.06)
  Return of capital                             0.00           0.00          0.00         0.00         0.00           0.00
                                             -------        -------       -------      -------      -------       --------
Total distributions                            (0.57)         (0.51)        (0.57)       (0.65)       (0.75)         (0.32)
                                             -------        -------       -------      -------      -------       --------
Net asset value, end of period                $10.99         $10.22         $9.99       $10.81       $10.64         $10.27
                                             =======        =======       =======      =======      =======       ========
TOTAL RETURN(5)                               13.46%          7.60%(2)     (2.31%)       7.98%       11.30%          5.95%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $43,635        $30,334       $28,052      $10,766       $5,756             $5
Ratio of expenses to average net assets
  before waivers and reimbursements            0.75%          0.77%(3)      0.80%        0.84%        1.01%        185.34%(3)
Ratio of expenses to average net assets
  after waivers and reimbursements             0.75%          0.77%(3)      0.80%        0.80%        0.80%          0.80%(3)
Ratio of net investment income (loss) to
  average net assets                           5.50%          6.34%(3)      5.77%        5.48%        5.98%          6.17%(3)
Portfolio turnover rate(4)                    195.6%        139.94%       113.37%      135.01%      220.45%         75.52%

(1) The Funds' fiscal year end has been changed to October 31st.
(2) Not annualized.
(3) Annualized.
(4) The portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
(5) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(6) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.


THE HARTFORD MUTUAL FUNDS                                                    119

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE HARTFORD MONEY MARKET FUND -- CLASS Y

The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

                                                            PERIOD:
                                           YEAR ENDED:     1/1/2000-                 YEAR ENDED:                  7/1/1996-
                                           10/31/2001    10/31/2000(1)   12/31/1999   12/31/1998   12/31/1997   12/31/1996(6)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $1.00          $1.00         $1.00        $1.00        $1.00           $1.00
Income from investment operations:
Net investment income (loss)                    0.04           0.05          0.05         0.05         0.05            0.02
Net realized and unrealized gain (loss)
  on investments                                0.00           0.00          0.00         0.00         0.00            0.00
                                             -------        -------       -------      -------      -------       ---------
Total from investment operations                0.04           0.05          0.05         0.05         0.05            0.02
Less distributions:
  Dividends from net investment income         (0.04)         (0.05)        (0.05)       (0.05)       (0.05)          (0.02)
  Distributions from capital gains              0.00           0.00          0.00         0.00        (0.00)           0.00
  Return of capital                             0.00           0.00          0.00         0.00         0.00            0.00
                                             -------        -------       -------      -------      -------       ---------
Total distributions                            (0.04)         (0.05)        (0.05)       (0.05)       (0.05)          (0.02)
                                             -------        -------       -------      -------      -------       ---------
Net asset value, end of period                 $1.00          $1.00         $1.00        $1.00        $1.00           $1.00
                                             =======        =======       =======      =======      =======       =========
TOTAL RETURN(4)                                4.49%          4.94%(2)      4.80%        5.16%        5.23%           2.34%(2)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $33,309        $18,325        $8,953       $5,320       $2,638            $0.3
Ratio of expenses to average net assets
  before waivers and reimbursements            0.61%          0.65%(3)      0.64%        0.71%        0.82%       3,496.38%(3)
Ratio of expenses to average net assets
  after waivers and reimbursements             0.55%          0.55%(3)      0.55%        0.55%        0.55%           0.55%(3)
Ratio of net investment income (loss) to
  average net assets                           4.08%          5.80%(3)      4.70%        4.99%        5.13%           4.56%(3)
Portfolio turnover rate                          N/A            N/A           N/A          N/A          N/A             N/A

(1) The Funds' fiscal year end has been changed to October 31st.
(2) Not annualized.
(3) Annualized.
(4) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


 120                                                   THE HARTFORD MUTUAL FUNDS

                        PRIVACY POLICY AND PRACTICES OF


                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.


                       AND ITS AFFILIATES (THE HARTFORD)



             Applicable to The Hartford's United States Operations



WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.



PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.



We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.



To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.



We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.



We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.



We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.



Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.



We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.



We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.



At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.



We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.



This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:



First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank, FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life



THE HARTFORD MUTUAL FUNDS                                                    121

                        PRIVACY POLICY AND PRACTICES OF


                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.


                 AND ITS AFFILIATES (THE HARTFORD) (CONTINUED)



Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.



 122                                                   THE HARTFORD MUTUAL FUNDS

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds.


A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report and/or the SAI or for shareholder inquiries, please contact the funds at:

 BY MAIL:


The Hartford Mutual Funds

P.O. Box 64387
St. Paul, MN 55164-0387


(For overnight mail)


The Hartford Mutual Funds


500 Bielenberg Drive


Woodbury, MN 55125-1400


 BY PHONE:

1-888-843-7824

 ON THE INTERNET:


www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC


Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.


 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

 ON THE INTERNET OR BY E-MAIL:

Internet:

www.sec.gov

E-Mail:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.


SEC FILE NUMBERS:

The Hartford Mutual Funds, Inc. 811-07589
Hartford-Fortis Series Fund, Inc. 811-00558

                                     PART B


                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD MUTUAL FUNDS


                         THE HARTFORD MUTUAL FUNDS, INC.


                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES



                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                             THE HARTFORD FOCUS FUND
                         THE HARTFORD SMALL COMPANY FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                         THE HARTFORD MIDCAP VALUE FUND
                            THE HARTFORD MIDCAP FUND
                             THE HARTFORD STOCK FUND
                       THE HARTFORD GROWTH AND INCOME FUND
                             THE HARTFORD VALUE FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                           THE HARTFORD ADVISERS FUND
                          THE HARTFORD HIGH YIELD FUND
                     THE HARTFORD BOND INCOME STRATEGY FUND
                         THE HARTFORD MONEY MARKET FUND



                        HARTFORD-FORTIS SERIES FUND, INC.
                  CLASS A, CLASS B, CLASS C, CLASS E, CLASS H,
                 CLASS L, CLASS M, CLASS N, CLASS Y AND CLASS Z



                        THE HARTFORD SMALLCAP GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND



                                 P.O. Box 64387
                             St. Paul, MN 55164-0387

This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund and class thereof. The Funds' audited financial statements as of October 31, 2001 appearing in the Companies' (as hereinafter defined) Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual Report and each prospectus is available upon request by writing to:
The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387, or by calling 1-888-843-7824.



Date of Prospectuses:  February 19, 2002
Date of Statement of Additional Information: February 19, 2002

TABLE OF CONTENTS                                                         PAGE

GENERAL INFORMATION..........................................................5
INVESTMENT OBJECTIVES AND POLICIES...........................................6
FUND MANAGEMENT.............................................................27
INVESTMENT MANAGEMENT ARRANGEMENTS..........................................56
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................63
FUND EXPENSES...............................................................66
DISTRIBUTION ARRANGEMENTS...................................................67
PURCHASE AND REDEMPTION OF SHARES...........................................73
DETERMINATION OF NET ASSET VALUE............................................78
CAPITALIZATION AND VOTING RIGHTS............................................80
INVESTMENT PERFORMANCE......................................................81
TAXES.......................................................................97
PRINCIPAL UNDERWRITER......................................................103
CUSTODIAN..................................................................103
TRANSFER AGENT.............................................................103
INDEPENDENT PUBLIC ACCOUNTANTS.............................................103
OTHER INFORMATION..........................................................103
FINANCIAL STATEMENTS.......................................................103

APPENDIX                                                                A-1

                               GENERAL INFORMATION


      The Hartford Mutual Funds, Inc. and Hartford-Fortis Series Fund, Inc. (each a "Company" and together, the "Companies") are open-end management investment companies consisting of twenty-two and seven separate investment portfolios or mutual funds (each a "Fund" and together the "Funds"), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. Hartford-Fortis Series Fund, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation, Tax-Free Minnesota Fund and Tax-Free National Fund (formerly Fortis Tax-Free Minnesota Portfolio and Fortis Tax-Free National Portfolio, respectively) were each a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation, and U.S. Government Securities Fund (formerly Fortis U.S. Government Securities Fund) was a series of Fortis Income Portfolios, Inc., a Minnesota corporation. The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. Each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes: Class A, Class B, Class C and Class Y. Each series of Hartford-Fortis Series Fund, Inc. (the "New Hartford Funds") issues shares in those four classes as well as six additional classes: Class E, Class H, Class L, Class M, Class N and Class Z. Class E, H, L, M, N and Z shares are offered through a separate prospectus describing all these classes. Class A, B and C shares are offered through one prospectus describing those classes, while Class Y shares are offered through another prospectus describing that class. This SAI relates to Class A, B, C, E, H, L, M, N, Y and Z shares. Each Fund, except the Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund, is a diversified fund. The Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund and Focus Fund are non-diversified funds.



      Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect majority-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), an insurance holding company with over $181.2 billion in assets. In addition, Wellington Management Company LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO(R)") are sub-advisers to certain Funds and provide the day-to-day investment management of the Funds. HIMCO is a wholly-owned subsidiary of The Hartford.


      The following are the dates that each Fund began operations:


       Advisers Fund                                     July 22, 1996
       Bond Income Strategy Fund                         July 22, 1996
       Capital Appreciation Fund                         July 22, 1996
       Dividend and Growth Fund                          July 22, 1996
       Focus Fund                                        May 24, 2001
       Global Communications Fund                        October 31, 2000
       Global Financial Services Fund                    October 31, 2000
       Global Health Fund                                May 1, 2000
       Global Leaders Fund                               September 30, 1998
       Global Technology Fund                            May 1, 2000
       Growth and Income Fund                            April 30, 1998
       Growth Fund**                                     June 8, 1949
       Growth Opportunities Fund**                       March 31, 1963
       High Yield Fund                                   September 30, 1998

       International Capital Appreciation Fund           April 30, 2001
       International Opportunities Fund                  July 22, 1996
       International Small Company Fund                  April 30, 2001
       MidCap Fund*                                      December 31, 1997
       MidCap Value Fund                                 April 30, 2001
       Money Market Fund                                 July 22, 1996
       SmallCap Growth Fund**                            January 4, 1988
       Small Company Fund                                July 22, 1996
       Stock Fund                                        July 22, 1996
       Tax-Free Minnesota Fund**                         March 17, 1986
       Tax-Free National Fund**                          March 17, 1986
       U.S. Government Securities Fund**                 February 28, 1973
       Value Fund                                        April 30, 2001
       Value Opportunities Fund**                        January 2, 1996



* Class A, B and C shares of this Fund will not be offered to new investors after June 29, 2001. However, investors holding such shares of the Fund on that date may purchase additional shares thereafter. If you redeem all of your A, B or C Class shares at any time after June 29, 2001, you may not invest in the Fund again while it remains closed.
** Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.



      The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.


                       INVESTMENT OBJECTIVES AND POLICIES

A.    FUNDAMENTAL RESTRICTIONS OF THE FUNDS


      Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).


      The investment objective and principal investment strategies of each Fund are set forth in the prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.


THE HARTFORD FUNDS



      For purposes of the fundamental investment restrictions, the Hartford Funds are divided into two groups: Group A and Group B.


                           Group A                                     Group B
                           -------                                     -------
       Global Health Fund                             Global Communications Fund
       Global Technology Fund                         Global Financial Services Fund

       Capital Appreciation Fund                      Focus Fund
       Dividend and Growth Fund                       Value Fund
       Global Leaders Fund                            MidCap Value Fund
       Growth and Income Fund                         International Capital Appreciation Fund
       Small Company Fund                             International Small Company Fund
       International Opportunities Fund
       MidCap Fund
       Stock Fund
       Advisers Fund
       High Yield Fund
       Bond Income Strategy Fund
       Money Market Fund



      Each Group A Hartford Fund may not:


      1.    Issue senior securities.

      2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.


      Each Group B Hartford Fund may not:


      1. Issue senior securities to the extent such issuance would violate applicable law.

      2. Borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.


      Each Hartford Fund may not:


      3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). This restriction does not apply to the Global Health Fund, Global Technology Fund, Global Communications Fund, or Global Financial Services Fund. Nevertheless, the Global Health Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services. Likewise, the Global Technology Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment.

      4. Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of cash or securities as permitted by applicable law.

      5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.


      6. Purchase or sell real estate, except that a Fund may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein (e.g. real estate investment trusts),
(c) invest in securities that are secured by real estate or interests therein,
(d) purchase and sell mortgage-related
securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) invest in real estate limited partnerships.

      7. Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

      8. With respect to 75% of a Fund's total assets, except the Global Health Fund, Global Technology Fund, Global Communications Fund, Global Financial Services Fund and the Focus Fund, purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


      In connection with fundamental restriction number 3, The Hartford Global Financial Services Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance. Also in connection with fundamental restriction number 3, The Hartford Global Communications Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media.



THE NEW HARTFORD FUNDS



U.S. GOVERNMENT SECURITIES FUND



      U.S. Government Securities Fund will not:



      1.    Issue any senior securities as defined in the 1940 Act.



      2. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.



      3. Mortgage, pledge, or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.



      4. Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.



      5.    Purchase or sell real estate.



      6.    Purchase or sell commodities or commodity contracts.



      7. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to securities issued, guaranteed, insured, or collateralized by the U.S. Government or its agencies or instrumentalities.



      8. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than 5% of the outstanding securities of such issuer, together owned beneficially more than 5% of such outstanding securities.



      9. Make loans to other persons except to enter into repurchase agreements and except that the Fund may lend its portfolio securities if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents, and provided further that such loans may not be made if, as a result, the aggregate of such loans would exceed fifty percent of the value of the Fund's total assets excluding collateral securing such loans taken at current value. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan. Fund assets may be invested in repurchase agreements in connection with interest bearing debt securities which may otherwise be purchased by the Fund, provided that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.



      10. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.



      11. Participate on a joint or a joint and several basis in any securities trading account.



      12.   Invest in puts, calls, or combinations thereof.



      13. Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.



      14. Purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock.



      15. Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.



TAX-FREE NATIONAL FUND AND TAX-FREE MINNESOTA FUND



      Neither Tax-Free National Fund nor Tax-Free Minnesota Fund will:



      1. Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, the Funds may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.



      2. Invest directly in real estate or interests in real estate; however, the Funds may invest in interests in debt securities secured by real estate or interests therein, or debt securities issued by companies which invest in real estate or interests therein.



      3. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.



      4. Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis (including the entering into of "roll" transactions). The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased while outstanding bank borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.



      5. Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3 % of the value of its total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of a Fund includes the amount lent as well as the collateral securing such loans.)



      6. Invest 25% or more of its total assets in any particular industry, including limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. For purposes of this limit, the U.S. Government and the state and municipal governments, and their political subdivisions, are not considered a particular industry. (Municipal bonds refunded with U.S. Government securities will be treated as investment in U.S. Government securities and are not subject to this limitation.)



      Each of Tax-Free Minnesota Fund and Tax-Free National Fund must invest at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes, or with respect to the Tax-Free Minnesota Fund, is not includable in taxable net income of individuals, estates and trusts for Minnesota income tax purposes, and is not an item of tax preference for purposes of the federal (or State of Minnesota, in the case of Tax-Free Minnesota Fund) alternative minimum tax.



      In addition, as a fundamental policy, at least 90% of the municipal securities purchased by Tax-Free National Fund and Tax-Free Minnesota Fund will be of "investment grade" quality.



GROWTH FUND AND VALUE OPPORTUNITIES FUND



      Neither Growth Fund nor Value Opportunities Fund will:



      1. Concentrate its investments, that is, invest more than 25% of the value of its assets in any particular industry.



      2. Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or options contracts thereon; however, it may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.



      3. Invest directly in real estate or interests in real estate; however, the Fund may invest in interests in real estate investment trusts, debt securities secured by real estate or interests therein, or debt or equity securities issued by companies which invest in real estate or interests therein.



      4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.



      5. Purchase securities on margin or otherwise borrow money, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued, delayed delivery, or forward commitment basis, and may make margin deposits in connection with dealing in commodities or options thereon. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the Fund's total assets. Investment securities will not be purchased while outstanding borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.



      6. Issue senior securities (as defined in the 1940 Act) other than as set forth in restriction #5 above concerning borrowing and except to the extent that using options and futures contracts or purchasing or selling securities on a when issued, delayed delivery, or forward commitment basis (including the entering into of roll transactions) may be deemed to constitute issuing a senior security.



      7. Make loans to other persons, except that it may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount lent) if such loans are secured by collateral at least equal to the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short term obligations or interest-bearing cash equivalents. Loans shall not be deemed to include repurchase agreements or the purchase or acquisition of a portion of an issue of notes, bonds, debentures, or other debt securities, whether or not such purchase or acquisition is made upon the original issuance of the securities. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.)



GROWTH OPPORTUNITIES FUND



      Growth Opportunities Fund will not:



      1. Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry.



      2. Purchase physical commodities or contracts relating to physical commodities.



      3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.



      4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.



      5. Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.



      6. Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.



SMALLCAP GROWTH FUND



SmallCap Growth Fund will not:



      1. Purchase securities on margin or otherwise borrow money or issue senior securities, except that the Funds, in accordance with their investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from banks, for the account of either Fund, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of a Fund's total assets. No additional investment securities may be purchased by a Fund while outstanding borrowings exceed 5% of the value of such Fund's total assets.



      2. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.



      3. Invest in commodities or commodity contracts, other than for hedging purposes only.



      4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.



      5. Participate on a joint or a joint and several basis in any securities trading account.



      6. Invest in real estate, except a Fund may invest in securities issued by companies owning real estate or interests therein.

      7. Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities in accordance with the Prospectus and Statement of Additional Information are not considered to be "loans" for this purpose.



      8. Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc.



      9. Purchase from or sell to any officer, director, or employee of the Company, or the Fund's adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock.



      10. Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.



      For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.


B.    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

      The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

      Each Fund may not:

      1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

      2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

      3. Purchase securities while outstanding borrowings exceed 5% of a Fund's total assets.

      4. Sell securities short or maintain a short position except for short sales against the box.

      5. Invest more than 20% of the value of its total assets in the securities of foreign issuers (30% for High Yield Fund and Bond Income Strategy
Fund) and non-dollar securities (10% for High Yield Fund and Bond Income Strategy Fund). This policy does not apply to the Money Market Fund or to Funds with the words Global or International in their name.

      6. Acquire any security that is not readily marketable if more than 15% of the net assets of the Fund (10% for the Money Market Fund) taken at market value, would be invested in such securities.

      7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.


      For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.



C.    NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS


      Each Fund must:

      1. Maintain its assets so that, at the close of each quarter of its taxable year,

            (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

            (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

D.    MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

      The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. A further description of certain investment strategies used by various Funds is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.


      Certain descriptions in each prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund's subadviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions. The subadviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as subadviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.



      MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.


      Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of

U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

      REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.


      Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to HIMCO and Wellington Management the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.


      HIMCO or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.


      REVERSE REPURCHASE AGREEMENTS Certain Funds may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value.



      DEBT SECURITIES Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities (Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Advisers Fund, High Yield Fund, International Opportunities Fund, Bond Income Strategy Fund, U.S. Government Securities Fund and Money Market Fund only), (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (International Opportunities Fund, Advisers Fund, High Yield Fund, Bond Income Strategy Fund and U.S. Government Securities Fund), and (5) securities issued or guaranteed as to principal or interest by a foreign issuer including supranational entities such as development banks.



      INVESTMENT GRADE DEBT SECURITIES The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's or "AAA", "AA", "A" or "BBB" by S&P) (or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.

      HIGH YIELD-HIGH RISK DEBT SECURITIES Certain of the Funds are permitted to invest up to 5% of their total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. Tax-Free National Fund and Tax-Free Minnesota Fund may invest up to 10% of their total assets in securities rated as low as "Caa" by Moody's or "CCC" by S&P or of comparable quality if not rated. The Bond Income Strategy Fund is permitted to invest up to 30% of its total assets in securities rated in the highest level below investment grade (e.g., "Ba" for Moody's or "BB" by S&P), or if unrated, securities determined to be of comparable quality by HIMCO. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities rated below investment grade, no more than 10% of total assets are invested in securities rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by HIMCO.



      Securities rated below investment grade are commonly referred to as "high yield-high risk debt securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.



      MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the International Opportunities Fund, Advisers Fund, High Yield Fund, Bond Income Strategy Fund and U.S. Government Securities Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.



      The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

      The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

      ASSET-BACKED SECURITIES Certain Funds may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.


      MUNICIPAL SECURITIES. Tax-Free Minnesota Fund and Tax-Free National Fund invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income). Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.



      The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix.) Tax-Free National Fund and Tax-Free Minnesota Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by a fund.

      The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.



      As a fundamental policy, neither Tax-Free Minnesota Fund nor Tax-Free National Fund will invest 25% or more of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free Minnesota Fund and Tax-Free National Fund must invest at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes, or with respect to the Tax-Free Minnesota Fund, is not includable in taxable net income of individuals, estates and trusts for Minnesota income tax purposes, and is not an item of tax preference for purposes of the federal (or State of Minnesota, in the case of Tax-Free Minnesota Fund) alternative minimum tax.



      Securities in which the Tax-Free Minnesota Fund and Tax-Free National Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the Minnesota legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.



      For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.



      SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES. The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. Hartford-Fortis Series Fund, Inc. has not independently verified the information.



      Minnesota's constitutionally prescribed fiscal period is a biennium, and the state operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the state's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.



      Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1996, and since 1996 Minnesota and U.S. employment have expanded at about the same rate. The State's unemployment rate continues to be substantially less than the national unemployment rate, but statewide payroll employment has fallen as a result of the current economic recession and further declines are expected. Since 1980, Minnesota per capita income generally has remained above the national average.



      Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. The current U.S. economic recession has had a disproportionate effect on projected State revenues. The Economic Forecast released by the Minnesota Department of Finance on December 4, 2001 has projected, under current laws, a general fund deficit of $1.953 billion for the current biennium ending June 30, 2003. The deficit is attributable primarily to projected revenue shortfalls, but projected spending increases also are projected. The projected deficit does not take into account the State's $350 million cash flow account balance or the State's $653 million budget reserve. Use of the budget reserve is not triggered automatically when a deficit is forecast. Total General Fund expenditures and transfers for the biennium are now projected to be $27.807 billion. The Department's planning estimates for the biennium ending June 30, 2005, which previously projected a surplus, now show projected spending exceeding projected revenues by $2.534 billion, under current laws. The Department of Finance has asked State departments and agencies to begin work on options to trim their general fund budgets by 5 percent and by 10 percent. In addition, the Commissioner of Finance has directed other commissioners and agency heads temporarily not to enter into any new grant agreements, pending review of budgetary considerations. On a number of occasions in previous years, State legislation has addressed projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.



      Minnesota is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. The Economic Forecast states that there is a 30 percent chance that economic conditions will be worse than projected. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. Department of Finance Forecasts have cautioned that the "budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending."



      State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will effect the creditworthiness of

Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund or Tax-Free National Fund or the value or marketability of such obligations.



      Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."



      EQUITY SECURITIES Each Fund except the Bond Income Strategy Fund and High Yield Fund as described below and except the Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Money Market Fund may invest all or a portion of their assets in equity securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund and High Yield Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund and High Yield Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.



      SMALL CAPITALIZATION SECURITIES All Funds except the Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Money Market Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, Small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.



      FOREIGN ISSUERS AND NON-DOLLAR SECURITIES Foreign issuers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities are securities denominated or quoted in foreign currency or paying income in foreign currency.


      Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and non-dollar securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.


      Funds that are permitted to invest in securities of foreign issuers and non-dollar securities may invest in debt exchangeable for common stock, equity-linked notes ("ELNs") and similar equity-linked securities (e.g., zero-strike warrants), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. ELNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, ELNs are subject to counterparty risk, which is the risk that the company issuing an ELN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of ELNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.



      The SmallCap Growth, Small Company, Capital Appreciation, Growth Opportunities, MidCap, Value Opportunities, Growth, Stock, Growth and Income, Dividend and Growth, Advisers, Value, MidCap Value and Focus Funds may invest up to 20% of their total assets in the securities of foreign issuers and non-dollar securities. The Money Market Fund may invest up to 25% of its total assets (provided such assets are U.S. dollar denominated)and the Bond Income Strategy and High Yield Funds are permitted to invest up to 30% of their total assets in the securities of foreign issuers. The International Opportunities, Global Leaders, Global Health, Global Technology, Global Communications, Global Financial Services, International Capital Appreciation, and International Small Company Funds each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities. Each of the Bond Income Strategy Fund and High Yield Fund may also invest up to 10% of their total assets in non-dollar securities. U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.



      The Global Leaders Fund invests in at least five countries, one of which is the United States; however, the Fund has no limit on the amount of assets that must be invested in each country. The Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund each invest in at least three countries, one of which may be the United States; however, the Funds have no limit on the amount of assets that must be invested in each country. Under normal circumstances, the International Capital Appreciation Fund invests in at least five countries; the International Small Company Fund in at least ten.


      Investing in securities of foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about foreign issuers compared with U.S. issuers. For example, foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.


      Investing in foreign government debt securities exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the government authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.


      From time to time, the International Small Company Fund may invest up to 15% of its total assets and each of the International Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund,

Global Health Fund, Global Technology Fund, Global Leaders Fund and International Opportunities Fund may invest up to 25% of its total assets and each of the High Yield Fund and Bond Fund may invest up to 30% of its total assets in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.



      CURRENCY TRANSACTIONS Each Fund, except the Tax-Free Minnesota Fund, Tax-Free National Fund and Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.


      Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

      The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deems to be creditworthy.

      The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.


      OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the U.S. Government Securities Fund and Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.


      A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

      The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

      Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A

Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates.


      A Fund may only write covered options. See "Asset Coverage" below.


      To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.

      The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with a Fund's investment objectives and policies.


      Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.


      To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the Fund's net asset value, after taking into account the unrealized gains and unrealized losses on any such contracts. However, options which are currently exercisable may be excluded in computing the 5% limit.

      Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed.

Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover,
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.


      SWAP AGREEMENTS Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps (except Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund), and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.


      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.


      The Funds usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by HIMCO or Wellington Management to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.


      The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms HIMCO or Wellington Management, as appropriate, believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the Securities and Exchange Commission ("SEC") to be illiquid.


      The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.


      ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for the Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when HIMCO or Wellington Management considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.


      Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.


      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.



      DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, certain Funds may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of HIMCO or Wellington, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.



      OTHER INVESTMENT COMPANIES Each Fund is permitted to invest in other investment companies. The investment companies in which a Fund would invest may or may not be registered under the 1940 Act. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, a Fund will not purchase a security of an investment company if, as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund's total assets would be invested in any one such investment company.



      REITS Certain Funds may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.



      Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.



      LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. While the securities are on loan, the borrower will pay the respective Fund any income accruing thereon.


      Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by a Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).


      ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

      BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes, except as may be set forth under "Investment objectives and Policies." Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.



      PORTFOLIO TURNOVER The portfolio turnover rate for Global Technology Fund was significantly higher in fiscal year 2001 than in fiscal year 2000 primarily because of volatility in the technology sector during 2001.

                                 FUND MANAGEMENT



         Each Company has a separate board of directors, who elect officers who are responsible for the day-to-day operations of the Company and who execute policies formulated by the directors. The following tables set forth various information about the directors and officers of each Company. With respect to each Company, the first table relates to those directors who are deemed not to be "interested persons" of the Company, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Company's "interested" directors and its officers.



         A. MANAGEMENT OF THE HARTFORD MUTUAL FUNDS, INC. (HARTFORD FUNDS)




NON-INTERESTED DIRECTORS



                                          TERM OF                                    NUMBER OF
                                          OFFICE*                                    PORTFOLIOS
                                           AND                                        IN FUND
                            POSITION     LENGTH OF                                    COMPLEX         OTHER
                            HELD WITH      TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY    SERVED         DURING PAST 5 YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------    ------         -------------------         -----------  ----------------
WINIFRED ELLEN COLEMAN      Director     Since 1996  Ms. Coleman has served as            48      Ms. Coleman is a
(age 69)                                             President of Saint Joseph                    Director of
27 Buckingham Lane                                   College since 1991 and                       LeMoyne College,
West Hartford, CT 06117                              President of Cashel House,                   St. Francis
                                                     Ltd. (retail) since 1985.                    Hospital and
                                                                                                  Connecticut
                                                                                                  Higher Education
                                                                                                  Student Loan
                                                                                                  Administration.

DUANE E. HILL               Director     Since 2001  Mr. Hill is Partner Emeritus         48             N/A
(age 56)                                             and a founding partner of TSG
177 Broad Street, 12th                               Capital Group, a private
Floor                                                equity investment firm that
Stamford, CT 06901                                   serves as sponsor and lead
                                                     investor in leveraged buyouts
                                                     of middle market companies.
                                                     Mr. Hill is also a Partner of
                                                     TSG Ventures L.P., a private
                                                     equity investment company that
                                                     invests primarily in
                                                     minority-owned small
                                                     businesses.  Mr. Hill
                                                     currently serves as Chairman
                                                     of the

NON-INTERESTED DIRECTORS



                                          TERM OF                                    NUMBER OF
                                          OFFICE*                                    PORTFOLIOS
                                           AND                                        IN FUND
                            POSITION     LENGTH OF                                    COMPLEX         OTHER
                            HELD WITH      TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY    SERVED         DURING PAST 5 YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------    ------         -------------------         -----------  ----------------
                                                     City of Stamford, CT Planning
                                                     Board and a director of the
                                                     Stamford Cultural Development
                                                     Corporation.

WILLIAM ATCHISON O'NEILL    Director     Since 1996  The Honorable William A.             48             N/A
(age 71)                                             O'Neill served as Governor of
Box 360                                              the State of Connecticut from
East Hampton, CT 06424                               1980 until 1991. He is
                                                     presently retired.

NON-INTERESTED DIRECTORS



                                          TERM OF                                    NUMBER OF
                                          OFFICE*                                    PORTFOLIOS
                                           AND                                        IN FUND
                            POSITION     LENGTH OF                                    COMPLEX         OTHER
                            HELD WITH      TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY    SERVED         DURING PAST 5 YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------    ------         -------------------         -----------  ----------------
MILLARD HANDLEY PRYOR,      Director     Since 1996  Mr. Pryor has served as              48      Mr. Pryor is a
JR.                                                  Managing Director of Pryor &                 Director of Pryor
(age 68)                                             Clark Company (real estate                   & Clark Company,
695 Bloomfield Avenue                                investment), Hartford,                       Corcap, Inc.
Bloomfield, CT 06002                                 Connecticut, since June,                     (inactive
                                                     1992.                                        corporation),
                                                                                                  Hoosier
                                                                                                  Magnetics, Inc.
                                                                                                  (manufacturer of
                                                                                                  magnetic ferrite
                                                                                                  materials),
                                                                                                  Infodata Systems,
                                                                                                  Inc. (software
                                                                                                  company) and
                                                                                                  CompuDyne
                                                                                                  Corporation
                                                                                                  (security
                                                                                                  products and
                                                                                                  services).

JOHN KELLEY SPRINGER        Director     Since 1996  Mr. Springer currently serves        48      Mr. Springer is a
(age 70)                                             as Chairman of Medspan, Inc.                 Director of
225 Asylum Avenue                                    (health maintenance                          Hartford
Hartford, CT 06103                                   organization).                               Hospital, and CHS
                                                                                                  Insurance Ltd.

* Term of Office: Each director may serve until his or her successor is elected and qualifies.



OFFICERS AND INTERESTED DIRECTORS



                                          TERM OF                                    NUMBER OF
                                          OFFICE*                                    PORTFOLIOS
                                           AND                                        IN FUND
                            POSITION     LENGTH OF                                    COMPLEX         OTHER
                            HELD WITH      TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY    SERVED         DURING PAST 5 YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------    ------         -------------------         -----------  ----------------
LOWNDES ANDREW SMITH**     Director     Since 1996   Mr. Smith served as Vice             48      Mr. Smith is a
(age 62)                   and                       Chairman of Hartford                         Director of
P.O. Box 2999              Chairman                  Financial Services Group,                    Connecticut
Hartford, CT 06104-2999                              Inc. from  February 1997 to                  Children's
                                                     January 2002, as President                   Medical Center,
                                                     and Chief Executive Officer                  American Counsel
                                                     of Hartford Life, Inc. from                  of Life
                                                     February 1997 to January                     Insurance, and
                                                     2002, and as President and                   Insurance
                                                     Chief Operating Officer of                   Marketplace
                                                     The Hartford Life Insurance                  Standards
                                                     Companies from January 1989                  Association.
                                                     to January 2002.

OFFICERS AND INTERESTED DIRECTORS



                                          TERM OF                                    NUMBER OF
                                          OFFICE*                                    PORTFOLIOS
                                           AND                                        IN FUND
                            POSITION     LENGTH OF                                    COMPLEX         OTHER
                            HELD WITH      TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY    SERVED         DURING PAST 5 YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------    ------         -------------------         -----------  ----------------
DAVID M. ZNAMIEROWSKI**    President    Since 1999   Mr. Znamierowski currently           79             N/A
(age 41)                   and                       serves as President of
55 Farmington Avenue       Director                  Hartford Investment
Hartford, CT  06105                                  Management Company ("HIMCO")
                                                     and Senior Vice President,
                                                     Chief Investment Officer and
                                                     Director of Investment
                                                     Strategy for Hartford Life,
                                                     Inc. Mr. Znamierowski is
                                                     also a Managing Member and
                                                     Senior Vice President of
                                                     Hartford Investment
                                                     Financial Services, LLC
                                                     ("HIFSCO") and HL Investment
                                                     Advisors, LLC ("HL
                                                     Advisors").

STEPHEN T. JOYCE           Vice         Since 2000   Mr. Joyce currently serves          N/A             N/A
(age 42)                   President                 as Senior Vice President and
P. O. Box 2999                                       director of investment
Hartford, CT 06104-2999                              products management for
                                                     Hartford Life Insurance
                                                     Company. Previously he

OFFICERS AND INTERESTED DIRECTORS



                                          TERM OF                                    NUMBER OF
                                          OFFICE*                                    PORTFOLIOS
                                           AND                                        IN FUND
                            POSITION     LENGTH OF                                    COMPLEX         OTHER
                            HELD WITH      TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY    SERVED         DURING PAST 5 YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------    ------         -------------------         -----------  ----------------
                                                     served as Vice President
                                                     (1997-1999) and Assistant
                                                     Vice President (1994-1997)
                                                     of Hartford Life Insurance
                                                     Company.

DAVID N. LEVENSON          Vice         Since 2000   Mr. Levenson serves as              N/A             N/A
(age 35)                   President                 Senior Vice President of
P.O. Box 2999                                        Hartford Life Insurance
Hartford, CT 06104-2999                              Company and is responsible
                                                     for the Company's mutual
                                                     funds line of business and
                                                     its corporate retirement
                                                     plans line of business. Mr.
                                                     Levenson joined The Hartford
                                                     in 1995. Mr. Levenson is
                                                     also a senior vice president
                                                     of HIFSCO.

OFFICERS AND INTERESTED DIRECTORS



                                          TERM OF                                    NUMBER OF
                                          OFFICE*                                    PORTFOLIOS
                                           AND                                        IN FUND
                            POSITION     LENGTH OF                                    COMPLEX         OTHER
                            HELD WITH      TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY    SERVED         DURING PAST 5 YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------    ------         -------------------         -----------  ----------------
THOMAS MICHAEL MARRA       Vice         Since 1996   Mr. Marra is President and          N/A      Mr. Marra is a
(age 43)                   President                 Chief Operating Officer of                   member of the
P.O. Box 2999                                        Hartford Life,                               Board of
Hartford, CT 06104-2999                              Inc. He is also a member of                  Directors of The
                                                     the Board of Directors and a                 Hartford
                                                     member of the                                Financial
                                                     Office of the Chairman for                   Services Group,
                                                     The Hartford Financial                       Inc.
                                                     Services Group, Inc., the
                                                     parent company of Hartford
                                                     Life.  Named President of
                                                     Hartford Life in 2001 and
                                                     COO in 2000, Mr. Marra
                                                     served as Executive Vice
                                                     President and Director of
                                                     Hartford Life's Investment
                                                     Products Division from 1998
                                                     to 2000.  He was head of the
                                                     company's Individual Life
                                                     and Annuities Division from
                                                     1994 to 1998 after being
                                                     promoted to Senior Vice
                                                     President in 1994 and to
                                                     Executive Vice President in
                                                     1996. From 1990 to 1994, Mr.
                                                     Marra was Vice President and
                                                     Director of Individual
                                                     Annuities. Mr. Marra is also
                                                     a Managing Member and
                                                     Executive Vice President of
                                                     HIFSCO and HL Advisors.

OFFICERS AND INTERESTED DIRECTORS



                                          TERM OF                                    NUMBER OF
                                          OFFICE*                                    PORTFOLIOS
                                           AND                                        IN FUND
                            POSITION     LENGTH OF                                    COMPLEX         OTHER
                            HELD WITH      TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY    SERVED         DURING PAST 5 YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------    ------         -------------------         -----------  ----------------
JOHN C. WALTERS            Vice         Since 2000   Mr. Walters serves as               N/A             N/A
(age 39)                   President                 Executive Vice President and
P.O. Box 2999                                        Director of the Investment
Hartford, CT 06104-2999                              Products Division of
                                                     Hartford Life Insurance
                                                     Company. Previously Mr.
                                                     Walters was with First Union
                                                     Securities. Mr. Walters is
                                                     also a Managing Member and
                                                     Executive Vice President of
                                                     HIFSCO and HL Advisors.

GEORGE RICHARD JAY         Vice         Since 1996   Mr. Jay has served as               N/A             N/A
(age 49)                   President,                Secretary and Director, Life
P.O. Box 2999              Controller                and Equity Accounting and
Hartford, CT 06104-2999    and                       Financial Control, of
                           Treasurer                 Hartford Life Insurance
                                                     Company since 1987.

OFFICERS AND INTERESTED DIRECTORS



                                          TERM OF                                    NUMBER OF
                                          OFFICE*                                    PORTFOLIOS
                                           AND                                        IN FUND
                            POSITION     LENGTH OF                                    COMPLEX         OTHER
                            HELD WITH      TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY    SERVED         DURING PAST 5 YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------    ------         -------------------         -----------  ----------------
KEVIN J. CARR              Vice         Since 1996   Mr. Carr has served as              N/A             N/A
(age 47)                   President                 Assistant General Counsel
55 Farmington Avenue       and                       since 1999, Counsel since
Hartford, CT 06105         Secretary                 November 1996 and Associate
                                                     Counsel since November 1995,
                                                     of The Hartford Financial
                                                     Services Group, Inc. Mr.
                                                     Carr is also Counsel and
                                                     Assistant Secretary of HL
                                                     Advisors and HIFSCO and
                                                     Assistant Secretary of HIMCO.

DEIRDRE MCGUIRE            Vice         Since 2001   Ms. McGuire has served as a         N/A             N/A
(age 41)                   President                 Portfolio Manager for
55 Farmington Avenue                                 Hartford Life Insurance
Hartford, CT 06105                                   Company and its affiliates
                                                     since 1992. Ms. McGuire
                                                     joined the company in 1983.
                                                     Ms. McGuire is an associate
                                                     in the Society of Actuaries
                                                     and a Chartered Financial
                                                     Analyst.

OFFICERS AND INTERESTED DIRECTORS



                                          TERM OF                                    NUMBER OF
                                          OFFICE*                                    PORTFOLIOS
                                           AND                                        IN FUND
                            POSITION     LENGTH OF                                    COMPLEX         OTHER
                            HELD WITH      TIME        PRINCIPAL OCCUPATION(S)        OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY    SERVED         DURING PAST 5 YEARS         BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------    ------         -------------------         -----------  ----------------
CHRISTOPHER JAMES COSTA    Assistant    Since 1997   Mr. Costa has served as the         N/A             N/A
(age 37)                   Secretary                 Tax Manager of The
P.O. Box 2999                                        Hartford-Sponsored Mutual
Hartford, CT 06104-2999                              Funds since July 1996.
                                                     Formerly he served as
                                                     the Tax Manager and
                                                     Assistant Treasurer of
                                                     The Phoenix Mutual Funds
                                                     from June 1994 to June
                                                     1996 and as a Tax
                                                     Consultant with Arthur
                                                     Andersen LLP from
                                                     September 1990 to June
                                                     1994.


* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person," as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO or affiliated companies.

         STANDING COMMITTEES.



         The board of directors has established an Audit Committee and a Nominating Committee for the Company. Each Committee is made up of those directors who are not "interested persons" of the Company. The Audit Committee
(i) oversees the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversees the quality and objectivity of the Funds' financial statements and the independent audit thereof, and (iii) acts as a liaison between the Funds' independent auditors and the full board of directors. The Nominating Committee screens and selects candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of The Hartford Mutual Funds, Inc., who will then forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Audit Committee and Nominating Committee met two times and one time, respectively, during the fiscal year ended October 31, 2001.



All non-interested directors of the Company are also non-interested directors of 13 other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serve as investment adviser. All other directors and officers of the Company, except Lowndes Smith, Deirdre McGuire and Christopher Costa are also officers and directors of 16 other registered investment companies in the fund complex. Lowndes Smith, as a director, and Deirdre McGuire and Christopher Costa, as officers, serve in these same capacities with 13 other registered investment companies in the fund complex.



         The following table discloses the dollar range of equity securities beneficially owned by each director (i) in each Hartford Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies as the Company.



                                                                                          Aggregate Dollar Range of Equity
                                                                                            Securities in All Registered
                                                                                          Investment Companies Overseen by
                                                                                          Director in Family of Investment
Name of Director                 Dollar Range of Equity Securities in the Fund                        Companies
----------------                 ---------------------------------------------                        ---------
Winifred Ellen Coleman           $1-$10,000 - The Hartford Small Company Fund                       Over $100,000
                                 $1-$10,000 - The Hartford Global Leaders Fund
                                 $1-$10,000 - The Hartford MidCap Fund
                                 $10,001-$50,000 - The Hartford International
                                 Opportunities Fund
                                 $10,001-$50,000 - The Hartford Advisers Fund
                                 $10,001-$50,000 - The Hartford Stock Fund
                                 $10,001-$50,000 - The Hartford Dividend and Growth Fund
                                 $50,001-$100,000 - The Hartford Capital Appreciation
                                 Fund

William Atchison O'Neill         $10,001-$50,000 - The Hartford Bond Income Strategy               $10,001-$50,000
                                 Fund

Millard Handley Pryor, Jr.       $50,001-$100,000 - The Hartford Stock Fund                       $50,001-$100,000

Lowndes Andrew Smith             $1-$10,000 - The Hartford International Opportunities              Over $100,000
                                 Fund
                                 $10,001-$50,000 - The Hartford MidCap Fund
                                 $10,001-$50,000 - The Hartford Global Technology Fund
                                 $10,001-$50,000 - The Hartford Global Leaders Fund
                                 $50,001-$100,000 - The Hartford Focus Fund
                                 $50,001-$100,000 - The Hartford Global Health Fund
                                 $50,001-$100,000 - The Hartford Small Company Fund
                                 Over $100,000 - The Hartford Capital Appreciation Fund
                                 Over $100,000 - The Hartford High Yield Fund
                                 Over $100,000 - The Hartford Advisers Fund

John Kelley Springer             $1-$10,000 - The Hartford Global Health Fund                     $10,001-$50,000
                                 $1-$10,000 - The Hartford Stock Fund
                                 $10,001-$50,000 - The Hartford Advisers Fund
                                 $10,001-$50,000 - The Hartford Dividend and Growth Fund

David Mark Znamierowski          $10,001-$50,000 - The Hartford High Yield Fund                    $10,001-$50,000



         At a meeting of the Board of Directors on July 24, 2001, the Board unanimously approved the renewal of the existing investment management agreement, investment sub-advisory agreement and investment services agreement. In this regard, the Board of Directors considered several factors relating to the agreements, including the following factors. The Board reviewed the quality of the services provided to the Funds by HIFSCO, Wellington Management and HIMCO, including each Fund's performance relative to an appropriate benchmark as well as compared to the Fund's appropriate peer group. The Board also reviewed the investment management fees paid to HIFSCO and by HIFSCO to Wellington Management and HIMCO. In this connection, the Board reviewed comparative information on investment management fees paid and expenses incurred by similarly situated funds. The Board considered the fact that all of the Funds provide for fee breakpoints that gradually decrease as assets increase. The Board considered other benefits to HIFSCO or its affiliates from the investment management agreement with the Funds. Specifically, the Board reviewed information noting that Hartford Life, Inc. receives a set fee for fund accounting and related services. In addition, it was noted that Hartford Life, Inc. and its affiliates may benefit from directed brokerage programs which are intended to recognize sales of fund shares made by various broker dealers. Such programs help to increase asset levels in the Funds which can increase revenue paid to HIFSCO and its affiliates. Finally, the Board reviewed information regarding the costs of providing advisory services to the Funds, and the resulting profits. Based upon its review, the Board concluded that it is in the interest of the Funds and their shareholders for the Board to renew the existing investment management agreement, investment sub-advisory agreement and investment services agreement.

         B. MANAGEMENT OF HARTFORD-FORTIS SERIES FUND, INC. (NEW HARTFORD FUNDS)



NON-INTERESTED DIRECTORS AND OFFICERS



                                           TERM OF                                       NUMBER OF
                                           OFFICE*                                      PORTFOLIOS
                                            AND                                          IN FUND
                            POSITION      LENGTH OF                                      COMPLEX         OTHER
                            HELD WITH       TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY     SERVED         DURING PAST 5 YEARS           BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------     ------         -------------------           -----------  ----------------
ALLEN R. FREEDMAN (age     Director     Since 1987   Director, Fortis, Inc.; prior to        31       Systems and
61)                                                  July 2000, Chairman & CEO,                       Computer
One Chase Manhattan Plaza                            Fortis, Inc., and Managing                       Technology
New York, New York                                   Director of Fortis International,                Corporation
                                                     N.V.; director of Systems and
                                                     Computer Technology Corporation.

DR. ROBERT M. GAVIN (age   Director     Since 1986   Educational consultant; prior to        31             N/A
61)                                                  September 1, 2001, President,
380 Lone Pine Road                                   Cranbrook Education Community;
Bloomfield, Michigan                                 prior to July 1996, President,
                                                     Macalester College, St. Paul, MN.

JEAN L. KING               Director     Since 1984   President, Communi-King, a              31             N/A
(age 57)                                             communications consulting firm.
12 Evergreen Lane
St. Paul, Minnesota

PHILLIP O. PETERSON (age   Director     Since 2000   Mutual fund industry consultant;        31             N/A
57)                                                  Partner of KPMG LLP, through June
11155 Kane Trail                                     1999.
Northfield, Minnesota

ROBB L. PRINCE             Director     Since 1982   Financial and employee benefit          31       Analysts
(age 60)                                             consultant; prior to July 1995,                  International
5108 Duggan Plaza                                    Vice President and Treasurer,                    Corporation
Edina, Minnesota                                     Jostens, Inc., a producer of
                                                     products and services for
                                                     youth, education, sports
                                                     award, and recognition
                                                     markets; director of
                                                     Analysts International
                                                     Corporation.

LEONARD J. SANTOW (age     Director     Since 1972   Principal, Griggs & Santow, Inc.,       31             N/A
65)                                                  economic and financial
75 Wall Street, 21st                                 consultants.
Floor
New York, New York

NON-INTERESTED DIRECTORS AND OFFICERS



                                           TERM OF                                       NUMBER OF
                                           OFFICE*                                      PORTFOLIOS
                                            AND                                          IN FUND
                            POSITION      LENGTH OF                                      COMPLEX         OTHER
                            HELD WITH       TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY     SERVED         DURING PAST 5 YEARS           BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------     ------         -------------------           -----------  ----------------
NOEL F. SCHENKER           Director     Since 1996   Senior Vice President, Marketing        31             N/A
(age 48)                                             and New Business Development,
1908 W. 49th Street                                  Select Comfort Corporation, a
Minneapolis, Minnesota                               manufacturer, retailer and direct
                                                     merchant of airbeds and
                                                     sleep-related products;
                                                     prior to 2000, marketing
                                                     consultant; prior to 1996,
                                                     Senior Vice President,
                                                     Marketing and Strategic
                                                     Planning, Rollerblade, Inc.,
                                                     a manufacturer of in-line
                                                     skates and related gear and
                                                     accessories.

DR. LEMMA W. SENBET (age   Director     Since 2000   The William E. Mayer Professor of       31             N/A
55)                                                  Finance and Chair, Finance
4435 Van Munching Hall                               Department, University of
College Park, Maryland                               Maryland, College Park, MD;
                                                     consultant, international
                                                     financial institutions.


* Term of Office: Each director may serve until his or her successor is elected and qualifies.


OFFICERS AND INTERESTED DIRECTORS



                                           TERM OF                                       NUMBER OF
                                           OFFICE*                                      PORTFOLIOS
                                            AND                                          IN FUND
                            POSITION      LENGTH OF                                      COMPLEX         OTHER
                            HELD WITH       TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY     SERVED         DURING PAST 5 YEARS           BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------     ------         -------------------           -----------  ----------------
DAVID M. ZNAMIEROWSKI**     President    Since 2001  See biographical information           79              N/A
(age 41)                    and                      under " MANAGEMENT OF THE
55 Farmington Avenue        Director                 HARTFORD MUTUAL FUNDS, INC.
Hartford, Connecticut                                (HARTFORD FUNDS) " above.

ROBERT W. BELTZ, JR. (age   Vice         Since 1993  Vice President, Securities             N/A             N/A
52)                         President                Operations of HASCO.
500 Bielenberg Drive
Woodbury, Minnesota

OFFICERS AND INTERESTED DIRECTORS



                                           TERM OF                                       NUMBER OF
                                           OFFICE*                                      PORTFOLIOS
                                            AND                                          IN FUND
                            POSITION      LENGTH OF                                      COMPLEX         OTHER
                            HELD WITH       TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY     SERVED         DURING PAST 5 YEARS           BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------     ------         -------------------           -----------  ----------------
KEVIN J. CARR               Vice         Since 2001  See biographical information           N/A             N/A
(age 47)                    President                under " MANAGEMENT OF THE
55 Farmington Avenue        and                      HARTFORD MUTUAL FUNDS, INC.
Hartford, CT 06105          Assistant                (HARTFORD FUNDS )" above.
                            Secretary

TAMARA L. FAGELY            Vice         Since 1993  Vice President of HASCO since          N/A             N/A
(age 43)                    President                1998; prior to 1998, Second
500 Bielenberg Drive        and                      Vice President of HASCO.
Woodbury, Minnesota         Treasurer

GEORGE RICHARD JAY          Vice         Since 2001  See biographical information           N/A             N/A
(age 49)                    President                under " MANAGEMENT OF THE
P.O. Box 2999               and                      HARTFORD MUTUAL FUNDS, INC.
Hartford, CT 06104-2999     Assistant                (HARTFORD FUNDS) " above.
                            Treasurer

STEPHEN T. JOYCE            Vice         Since 2001  See biographical information           N/A             N/A
(age 42)                    President                under " MANAGEMENT OF THE
P. O. Box 2999                                       HARTFORD MUTUAL FUNDS, INC.
Hartford, CT 06104-2999                              (HARTFORD FUNDS )" above.

DAVID N. LEVENSON           Vice         Since 2001  See biographical information           N/A             N/A
(age 35)                    President                under " MANAGEMENT OF THE
P.O. Box 2999                                        HARTFORD MUTUAL FUNDS, INC.
Hartford, CT 06104-2999                              (HARTFORD FUNDS )" above.

THOMAS MICHAEL MARRA        Vice         Since 2001  See biographical information           N/A             N/A
(age 43)                    President                under " MANAGEMENT OF THE
P.O. Box 2999                                        HARTFORD MUTUAL FUNDS, INC.
Hartford, CT 06104-2999                              (HARTFORD FUNDS )" above.

OFFICERS AND INTERESTED DIRECTORS



                                           TERM OF                                       NUMBER OF
                                           OFFICE*                                      PORTFOLIOS
                                            AND                                          IN FUND
                            POSITION      LENGTH OF                                      COMPLEX         OTHER
                            HELD WITH       TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN     DIRECTORSHIPS
NAME, AGE AND ADDRESS      THE COMPANY     SERVED         DURING PAST 5 YEARS           BY DIRECTOR  HELD BY DIRECTOR
---------------------      -----------     ------         -------------------           -----------  ----------------
SCOTT R. PLUMMER            Vice         Since 1996  Vice President, Associate              N/A             N/A
(age 42)                    President                General Counsel and Assistant
500 Bielenberg Drive        and                      Secretary of HASCO.
Woodbury, Minnesota         Assistant
                            Secretary

JOHN C. WALTERS             Vice         Since 2001  See biographical information           N/A             N/A
(age 39)                    President                under " MANAGEMENT OF THE
P.O. Box 2999                                        HARTFORD MUTUAL FUNDS, INC.
Hartford, CT 06104-2999                              (HARTFORD FUNDS )" above.

MICHAEL J. RADMER (age     Secretary    Since 1978   Partner, Dorsey & Whitney LLP,         N/A             N/A
56)                                                   the Company's General Counsel.
220 South 6th Street
Minneapolis, Minnesota



* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.



** Mr. Znamierowski is an interested director because he serves as a Managing Member and Senior Vice President of HIFSCO, the investment adviser and principal underwriter to the New Hartford Funds, and is a Senior Vice President, Chief Investment Officer and Director of Investment Strategy for Hartford Life, the parent of HIFSCO.

         All directors and officers of Hartford-Fortis Series Fund, Inc. are also officers and directors of Fortis Securities, Inc., a closed-end registered investment company, and Fortis Series Fund, Inc., an open-end registered investment company. Mr. Znamierowski, as a director, and Messrs. Carr, Jay, Joyce, Levenson, Marra and Walters, as officers, serve in these same capacities with 13 other registered investment companies within the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serve as investment adviser.



         STANDING COMMITTEES. The Board of Directors of Hartford-Fortis Series Fund, Inc. has established an Executive Committee and Audit Committee which are authorized to act in the intervals between regular board meetings with full capacity and authority of the Board of Directors, except as limited by law. The Executive Committee currently consists of Dr. Gavin, Messrs. Freedman, Prince and Znamierowski, and Mss. King and Schenker. The Executive Committee met two times during the fiscal year ended October 31, 2001. The function of the Executive Committee is to, when necessary, act on behalf of the full Board of Directors between Board meetings; to review and evaluate matters relating to Board governance and Board operations, recommending changes when determined to be necessary; on an annual basis, to review contract renewal information provided by fund management, request additional information when needed and make a recommendation to the full Board on contract renewal; and, for the non-interested directors who are members of the Executive Committee, to serve as members of the fund's Nomination Committee, as further described below.



         The Audit Committee currently consists of Messrs. Freedman and Peterson and Dr. Senbet. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the rules of the New York Stock Exchange. The Audit Committee met three times during the fiscal year ended October 31, 2001. The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.



         The non-interested directors who are members of the Executive Committee (e.g., Messrs. Freedman and Prince, Dr. Gavin and Mss. King and Schenker) comprise the Nominating Committee of the Board of Directors. The Nominating Committee met one time during the fiscal year ended October 31, 2001. The function of the Nominating Committee is to screen and select candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of Hartford-Fortis Series Fund, Inc., who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.



         The following table discloses the dollar range of equity securities beneficially owned by each director (i) in each New Hartford Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies as the Company.



                                                                                                    AGGREGATE DOLLAR RANGE
                                                                                                   OF EQUITY SECURITIES IN
                                                                                                        ALL REGISTERED
                                                                                                     INVESTMENT COMPANIES
                                                                                                   OVERSEEN BY DIRECTOR IN
                                                                                                     FAMILY OF INVESTMENT
NAME OF DIRECTOR              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                               COMPANIES
----------------              ---------------------------------------------                               ---------
Allen R. Freedman             Over $100,000 - The Hartford SmallCap Growth Fund                         Over $100,000

Jean L. King                  $1-$10,000 - The Hartford Growth Opportunities Fund                      $10,001-$50,000

                              $1-$50,000 - The Hartford Growth Fund
Robb L. Prince                $10,001-$50,000 - The Hartford Growth Opportunities Fund                  Over $100,000
                              $50,001-$100,000 - The Hartford Growth Fund
                              Over $100,000 - The Hartford SmallCap Growth Fund

Leonard J. Santow             $50,001-$100,000 - The Hartford Growth Opportunities Fund                 Over $100,000

Noel F. Schenker              $1-$10,000 - The Hartford Growth Opportunities Fund                        $1,-$10,000
                              $1-$10,000 - The Hartford Growth Fund

David M. Znamierowski         None                                                                     $10,001-$50,000



         On April 2, 2001, Hartford Life acquired all of the outstanding stock of Fortis Advisers, Inc. ("Fortis Advisers"), which at that time served as investment adviser to the New Hartford Funds. The acquisition by Hartford Life resulted in an "assignment" (as defined in the 1940 Act, as amended) of the existing investment advisory and management agreements between the New Hartford Funds and Fortis Advisers, resulting in their automatic termination. Upon the termination of the existing advisory agreement, HIFSCO became the investment manager to the New Hartford Funds pursuant to interim investment management agreements with the New Hartford Funds. At the same time, HIFSCO entered into interim sub-advisory agreements with Wellington Management and HIMCO for the day-to-day management of the New Hartford Funds. In approving the interim advisory and sub-advisory agreements, the Board of Directors of Hartford-Fortis Series Fund, Inc. determined that the scope and quality of services to be provided to the funds under the interim agreements would be at least equivalent to the scope and quality of services provided under the agreement with Fortis Advisers.



         In addition to their approval of the interim advisory and sub-advisory agreements, the Board of Directors approved a definitive investment advisory agreement between HIFSCO and the New Hartford Funds, and approved definitive sub-advisory agreements between HIFSCO and Wellington Management or HIMCO. In making its decision, the Board of Directors considered: (i) the performance records of HIFSCO, HIMCO and Wellington Management; (ii) their resources; (iii) their investment philosophy; (iv) the expertise of their investment personnel;
(v) the steps such firms take to retain top investment management talent; (vi) their intentions to provide appropriate support to the servicing of the funds; and their overall reputation. The directors also considered the facts:



         - that the fees to be paid by each Fund under the advisory agreements would be paid at the same rate as under the agreement with the previous investment adviser, and that there was no intention at that time to propose fee increases;



         - that, with respect to the share classes offered prior to February 19, 2002, HIFSCO had agreed to pay the costs of Hartford Administrative Services Company ("HASCO") for its services as transfer agent, registrar, and dividend disbursing agreement and that any amendment which would relieve HIFSCO of this obligation and impose such costs on any New Hartford Fund, thereby increasing such Fund's expense ratio, would require the approval of a majority of the directors of such Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or HIFSCO, and that at that time there was no current intention to amend such agreement;



         - that if a New Hartford Fund was later merged into another Fund, or into a fund currently advised by an entity affiliated with Hartford Life, fund expenses borne by shareholders may change, and that such mergers will only occur following the favorable vote of fund shareholders; and



         - that shareholders of any New Hartford Fund would be able to exchange their fund shares for shares of retail funds offered by The Hartford and its affiliates.

         In arriving at their decision to approve each of the advisory and sub-advisory agreements, the Board of Directors of Hartford-Fortis Series Fund, Inc. did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.



         COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the non-interested directors for the fiscal year ended October 31, 2001.



         A. HARTFORD FUNDS DIRECTORS



                                                             Pension Or                            Total Compensation
                                        Aggregate       Retirement Benefits     Estimated Annual   From the Funds And
                                    Compensation From    Accrued As Part Of      Benefits Upon    Fund Complex Paid To
   Name of Person, Position             the Funds          Fund Expenses           Retirement          Directors*
   ------------------------             ---------          -------------           ----------          ----------
Robert J. Clark, Director                $ 3,700                $0                    $0                $18,500
Winifred E. Coleman, Director            $14,800                $0                    $0                $74,000
Duane E. Hill,                           $ 2,600                $0                    $0                $13,000
Director
William A. O'Neill, Director             $14,800                $0                    $0                $74,000
Millard H. Pryor, Director               $14,800                $0                    $0                $74,000
John K. Springer, Director               $14,800                $0                    $0                $74,000



         *As of October 31, 2001, 14 registered investment companies in the Complex paid compensation to the directors.

B. NEW HARTFORD FUNDS DIRECTORS



                                                         Pension Or                            Total Compensation
                                    Aggregate       Retirement Benefits    Estimated Annual    From the Funds And
  Name of Person, Position      Compensation From    Accrued As Part Of     Benefits Upon     Fund Complex Paid To
                                    the Funds          Fund Expenses          Retirement           Directors*
                                    ---------          -------------          ----------           ----------
Allen R. Freedman, Director         $12,469                 $0                     $0                $41,835

Richard W. Cutting, Director**       $9,375                 $0                     $0                $27,550

Dr. Robert M. Gavin, Director       $15,176                 $0                     $0                $46,050

Jean L. King, Director              $13,796                 $0                     $0                $42,675

Phillip O. Peterson, Director       $14,473                 $0                     $0                $44,700

Robb L. Prince, Director            $15,572                 $0                     $0                $47,400

Leonard J. Santow, Director         $14,781                 $0                     $0                $45,625

Noel F. Schenker, Director          $14,051                 $0                     $0                $42,450

Dr. Lemma W. Senbet, Director       $15,212                 $0                     $0                $47,175

Joseph M. Wikler, Director**        $15,212                 $0                     $0                $47,175


----------


         *As of October 31, 2001, nine registered investment companies in the Complex paid compensation to the directors.



         ** Richard W. Cutting retired from the board of directors effective June 6, 2001. Joseph M. Wikler resigned from the board of directors effective December 31, 2001.



         The sales load for Class A shares of each Company is waived for present and former officers, directors and employees of the Companies, The Hartford, Wellington Management, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.



         Each Company's Articles of Incorporation provide that the Company to the fullest extent permitted by Maryland law and the federal securities laws may indemnify the directors, officers and employees of the Company. Each Company's Bylaws provide that the Company shall indemnify each of its directors, officers and employees against liabilities and expenses reasonably incurred by them in connection with, or resulting from, any claim, action, suit or proceeding, threatened against or otherwise involving such director, officer or employee, directly or indirectly, by reason of being or having been a director, officer or employee of the Company.

Neither the Articles of Incorporation nor the Bylaws authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.



         During the following periods, each New Hartford Fund paid legal fees and expenses to a law firm of which the New Hartford Funds' Secretary is a partner:



                                        FISCAL YEAR ENDED      TWO-MONTH PERIOD
                                            8/31/2001          ENDED 10/31/2001
                                            ---------          ----------------
     SmallCap Growth Fund                    $ 6,600               $ 1,086
     Growth Opportunities Fund               $33,279               $ 5,682
     Value Opportunities Fund                $   750               $   125
     Growth Fund                             $15,000               $ 2,340



                                       FISCAL YEAR ENDED        ONE-MONTH PERIOD
                                           9/30/2001            ENDED 10/31/2001
                                           ---------            ----------------
     Tax-Free Minnesota Fund                 $  725                  $   62
     Tax-Free National Fund                  $1,050                  $   85



                                         FISCAL YEAR ENDED      THREE-MONTH PERIOD
                                             7/31/2001           ENDED 10/31/2001
                                             ---------           ----------------
     U.S. Government Securities Fund          $ 4,500                $ 1,437



         As of January 31, 2002, the officers and directors of The Hartford Mutual Funds, Inc. as a group beneficially owned 1.24% of the outstanding Class A shares of the International Small Company Fund. As of January 31, 2002, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each other Fund. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:



                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 SMALL COMPANY FUND

 Edward D. Jones & Co.                                        41.39%        10.73%        8.67%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Hartford Life Insurance Company                                                                      52.69%
 Simsbury, CT

 Saxon & Company                                                                                      21.90%
 Philadelphia, PA

 Greater Orlando Aviation Authority                                                                   18.33%
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 CAPITAL APPRECIATION FUND

 Edward D. Jones & Co.                                        44.03%        13.41%        6.99%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Greater Orlando Aviation Authority                                                                   40.36%
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

 MIDCAP FUND

 Edward D. Jones & Co.                                        48.30%        16.35%        5.81%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Hartford Life Insurance Company                                                                      64.43%
 Simsbury, CT

 INTERNATIONAL OPPORTUNITIES FUND

 Edward D. Jones & Co.                                        57.17%        25.22%       10.96%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Saxon & Company                                                                                      45.95%
 Philadelphia, PA
 Hartford Life Insurance Company                                                                      37.72%
 Simsbury, CT

 GLOBAL LEADERS FUND

 Edward D. Jones & Co.                                        66.31%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 STOCK FUND

 Edward D. Jones & Co.                                        63.90%        20.92%       10.80%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Greater Orlando Aviation Authority                                                                   48.91%
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

 Saxon & Company                                                                                      43.22%
 Philadelphia, PA

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 GROWTH AND INCOME FUND

 Edward D. Jones & Co.                                        82.98%        48.04%       23.36%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors                                                                               65.41%
 Hartford, CT

 DIVIDEND AND GROWTH FUND

 Edward D. Jones & Co.                                        73.41%        27.09%       11.76%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Hartford Life Insurance Company                                                                      79.59%
 Simsbury, CT
 Saxon & Company                                                                                       6.66%
 Philadelphia, PA

 Wellington Retirement and Pension Plan                                                                5.81%
 For the Sole Benefit of Its Customers
 Boston, MA

 ADVISERS FUND

 Edward D. Jones & Co.                                        68.63%.      19.23%.       11.01%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Saxon & Company                                                                                      34.84%
 Philadelphia, PA

 Wellington Management Company                                                                        24.04%
 For the Sole Benefit of Its Customers
 Boston, MA

 HIGH YIELD FUND

 Edward D. Jones & Co.                                        60.17%        21.17%        6.94%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors                                                                               100.00%
 Hartford, CT

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 BOND INCOME STRATEGY FUND

 Edward D. Jones & Co.                                        52.01%        14.73%        9.45%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Saxon & Company                                                                                      64.08%
 Philadelphia. PA

 Hartford Life Insurance Company                                                                      35.33%
 Simsbury, CT

 MONEY MARKET FUND

 Edward D. Jones & Co.                                        15.40%        7.18%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Greater Orlando Aviation Authority                                                                   99.49%
 FBO Employees of Greater Orlando Aviation Authority
 Orlando, FL

 GLOBAL COMMUNICATIONS FUND

 HL Investment Advisors                                       75.18%        50.57%       45.58%       100.00%
 Hartford, CT
 Edward D. Jones & Co.                                        15.62%        7.13%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Raymond James & Associates, Inc.                                                         5.67%
 For the Sole Benefit of Its Customers
 St. Petersburg, FL


 GLOBAL FINANCIAL SERVICES FUND

 HL Investment Advisors                                       62.75%        37.42%       35.87%       100.00%
 Hartford, CT
 Edward D. Jones & Co.                                        23.84%        12.62%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 FOCUS FUND

 HL Investment Advisors                                                                               94.85%
 Hartford, CT

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 Edward D. Jones & Co.                                        39.43%        16.00%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Wellington Management Company                                                                         5.15%
 For the Sole Benefit of Its Customers
 Boston, MA

 GLOBAL LEADERS FUND

 Edward D. Jones & Co.                                                      27.08%       11.50%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors                                                                               100.00%
 Hartford, CT

 INTERNATIONAL CAPITAL APPRECIATION FUND

 HL Investment Advisors                                       42.66%        50.44%       47.76%       100.00%
 Hartford, CT

 Edward D. Jones & Co.                                        25.46%        10.64%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 A. G. Edwards & Sons                                          7.57%
 For the Sole Benefit of Its Customers
 St. Louis, MO

 Margueritte J. Dowlen TTEE                                    5.97%
 UA Dtd 65/29/97
 Margueritte J. Dowlen Rev. Trust
 DeSoto, TX

 Wisconsin Radiology Specialist                                5.07%
 SC 401K PL & TR DTD 9/1/00
 Whitefish Bay, WI

 RBC Dain Rauscher                                                                       15.70%
 Edmund Tang TTEE
 Wanda Tang TTEE
 Tang Family Revocable Trust
 Peoria, AZ

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 INTERNATIONAL SMALL COMPANY FUND

 HL Investment Advisors                                       66.26%        71.28%       52.27%       49.93%
 Hartford, CT

 A. G. Edwards & Sons                                         10.41%
 For the Sole Benefit of Its Customers
 St. Louis, MO

 Clare Villari                                                 6.85%
 Newton, MA

 Edward D. Jones & Co.                                         6.80%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 First Clearing Corporation                                                 10.32%
 For the Sole Benefit of Its Customers
 Big Stone Gap, VA

 Dain Rauscher Inc.                                                                      22.27%
 For the Sole Benefits of Its Customers
 Glendale, WI

 Wellington Management Company                                                                         8.51%
 For the Sole Benefit of Its Customers
 Boston, MA

 MIDCAP VALUE FUND

 Edward D. Jones & Co.                                        57.78%        18.22%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors                                                                               100.00%
 Hartford, CT


 VALUE FUND

 Edward D. Jones & Co.                                        63.10%        22.03%        6.11%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

                                                              Class A      Class B       Class C      Class Y
                                                              -------      -------       -------      -------
 HL Investment Advisors                                        7.99%        7.46%                     99.93%
 Hartford, CT


 GLOBAL TECHNOLOGY FUND

 Edward D. Jones & Co.                                        45.30%        13.50%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 HL Investment Advisors                                                                               100.00%
 Hartford, CT

 GLOBAL HEALTH FUND

 Edward D. Jones & Co.                                        45.06%        15.65%        5.09%
 For the Sole Benefit of Its Customers
 Maryland Heights, MO

 Wellington Retirement and Pension Plan                                                               45.59%
 For the Sole Benefit of Its Customers
 Boston, MA



                                                CLASS L     CLASS M    CLASS N     CLASS H     CLASS Z     CLASS E
                                                -------     -------    -------     -------     -------     -------
TAX-FREE MINNESOTA FUND

Ervin Ruschmeyer                                   5%
Amanda Ruschmeyer JT WROS
Gibbon, MN

Ruth R. Gillespie                                 11%
Pine City, MN

Betty Mae Nelson TOD                              14%
Bellingham, MN

Elsie M. Krostrue TOD                                         18%
Bemidji, MN

Kenneth Clambey TTEE
Winifred Clambey TTEE                                          6%
FBO Kenneth Clambey Living Trust
Fergus Falls, MN

Mildred J Daily TOD
E grand Forks, MN

Thomas L. Blanchette TOD                                       9%
Medina, MN

Jerome R. & Sharon K. Bofferding                              18%
Maple Grove, MN

                                                CLASS L     CLASS M    CLASS N     CLASS H     CLASS Z     CLASS E
                                                -------     -------    -------     -------     -------     -------
Donaldson Lufkin Jenrette Securities                          10%
Corporation, Inc.
Jersey City, NJ

Harvey Hagedorn TOD                                                       6%
Winnebago, MN

Theodore Pulasky C/F Brandie L.                                           9%
Pearson UTMA
Donnelly, MN

Henry A. & Patricia E. Prchal JTTEN                                      12%
Young America, MN

Janice K Teeple                                                           5%
Paul R Peterson JT WROS
Raymond, MN

Catherine A. Estrem TOD                                                  13%
Maplewood, MN

Lyle W. Jahnke TOD                                                       32%
Olivia, MN

Edward & Patronvilla Rauchwarter                                                      5%
JTWROS TOD
St. Paul, MN

Jean S. & John H. Bravis TTEE FBO                                                     6%
The Jean S. Bravis Trust
Minneapolis, MN

Ursella Abell                                                                        10%
Roann, IN

Mary C. Jackson                                                                      17%
Minneapolis, MN

Keith B. Magnuson                                                                    34%
Crookston, MN

USBancorp Piper Jaffray                                                              10%
A/C 1008-3096
Minneapolis, MN

Robert W Baird & Co. Inc.                                                            35%
A/C 5490-473
Milwaukee, WI



TAX-FREE NATIONAL FUND

                                                CLASS L     CLASS M    CLASS N     CLASS H     CLASS Z     CLASS E
                                                -------     -------    -------     -------     -------     -------
US Bancorp Piper Jaffray, Inc. C/F                             7%
Mildred Granger
Grand Forks, ND

Harold M. Sales TTEE FBO Florence E.                           8%
Sales Trust
Englewood, CO

Anthony Ciccarino TOD                                         10%
Amsterdam, NY

Wells Fargo Investments, A/C #2126-                           11%
6510
San Francisco, CA

Elvada M. Torsiello TOD                                       15%
Amsterdam, NY

Sheldon Schram TOD                                                        6%
West Paterson, NJ




Paine Webber FBO Joan C. Steadman-                                        7%
Cook
Westerly, RI

Jeanie M. Chresos                                                         6%
Parma, OH

Ethel L. Robb TOD                                                        15%
Sheryl L. Abraham POA
Sandy, OR

Janice M Karcht                                                           8%
James W Kracht JTWROS
Coon Rapids, IA




Maurice T. Moler TTEE FBO Maurice                                                     8%
T. Moler Trust C/O Sharon Kasey
Charleston, IL

USBancorp Piper Jaffray                                                               6%
Minneapolis, MN

Horace Snipes TOD                                                         5%
Mc Minnville, TN

Donaldson Lufkin Jenrette
Securities Corporation Inc                                               11%
Jersey City, NJ

                       INVESTMENT MANAGEMENT ARRANGEMENTS


        Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO has agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.



         With respect to the High Yield Fund, Bond Income Strategy Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Money Market Fund, HIFSCO has entered into an investment services agreement with HIMCO for the provision of the day-to-day investment management services. With respect to the remaining Funds, HIFSCO has entered into an investment subadvisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.



         As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. HIFSCO, not any Fund, pays the sub-advisory fee to Wellington Management and the investment services fee to HIMCO.


         The investment management fee rates are as follows:

         Money Market Fund

         Net Asset Value                   Annual Rate
         ---------------                   -----------
         First $500,000,000                      0.50%
         Next $500,000,000                       0.45%
         Amount Over $1 Billion                  0.40%

         Bond Income Strategy Fund

         Net Asset Value                   Annual Rate
         ---------------                   -----------
         First $500,000,000                      0.65%
         Next $500,000,000                       0.55%
         Amount Over $1 Billion                  0.50%


         Tax-Free Minnesota Fund



         Net Asset Value                   Annual Rate
         ---------------                   -----------
         First $50,000,000                       0.72%
         Amount Over $50,000,000                 0.70%


         Dividend and Growth Fund, Advisers Fund and High Yield Fund

         Net Asset Value                   Annual Rate
         ---------------                   -----------
         First $500,000,000                      0.75%
         Next $500,000,000                       0.65%
         Amount Over $1 Billion                  0.60%

         Tax-Free National Fund and U.S. Government Securities Fund



         Net Asset Value                   Annual Rate
         ---------------                   -----------
         First $50,000,000                       0.80%
         Amount Over $50,000,000                 0.70%


         Capital Appreciation Fund, Stock Fund, Growth and Income Fund, and Value Fund

         Net Asset Value                   Annual Rate
         ---------------                   -----------
         First $500,000,000                      0.80%
         Next $500,000,000                       0.70%
         Amount Over $1 Billion                  0.65%


         Small Company Fund, MidCap Fund, International Opportunities Fund, Global Leaders Fund, and MidCap Value Fund


         Net Asset Value                   Annual Rate
         ---------------                   -----------
         First $500,000,000                      0.85%
         Next $500,000,000                       0.75%
         Amount Over $1 Billion                  0.70%


         Global Health Fund, Global Technology Fund, Global Communications Fund, Global Financial Services Fund, and Focus Fund


         Net Asset Value                   Annual Rate
         ---------------                   -----------
         First $500,000,000                      1.00%
         Next $500,000,000                       0.95%
         Amount Over $1 Billion                  0.90%

         International Capital Appreciation Fund and International Small Company Fund

         Net Asset Value                   Annual Rate
         ---------------                   -----------
         First $500,000,000                      1.00%
         Next $500,000,000                       0.90%
         Amount Over $1 Billion                  0.85%


         SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund and Growth Fund



         Net Asset Value                   Annual Rate
         ---------------                   -----------
         First $100,000,000                      1.00%
         Next $150,000,000                       0.80%
         Amount Over $250,000,000                0.70%


         The sub-advisory fee rates are as follows:


         High Yield Fund, Bond Income Strategy Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Money Market Fund


         Net Asset Value                    Annual Rate
         ---------------                    -----------
         All Assets                             At Cost

         Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

         Net Asset Value                    Annual Rate
         ---------------                    -----------
         First $100,000,000                      0.450%
         Next $400,000,000                       0.350%
         Amount Over $500,000,000                0.300%

         Focus Fund

         Net Asset Value                    Annual Rate
         ---------------                    -----------
         First $50,000,000                       0.400%
         Next $100,000,000                       0.300%
         Amount Over $150,000,000                0.250%

         International Capital Appreciation Fund

         Net Asset Value                    Annual Rate
         ---------------                    -----------
         First $50,000,000                       0.400%
         Next $100,000,000                       0.300%
         Next $350,000,000                       0.250%
         Amount Over $500,000,000                0.225%

         International Small Company Fund

         Net Asset Value                    Annual Rate
         ---------------                    -----------
         First $50,000,000                       0.400%
         Next $100,000,000                       0.350%
         Amount Over $150,000,000                0.275%


         Capital Appreciation Fund, Global Leaders Fund, International Opportunities Fund, MidCap Fund, Small Company Fund and Growth Fund


         Net Asset Value                    Annual Rate
         ---------------                    -----------
         First $50,000,000                       0.400%
         Next $100,000,000                       0.300%
         Next $350,000,000                       0.250%
         Next $500,000,000                       0.200%
         Amount Over $1,000,000,000              0.175%

         Value Fund

         Net Asset Value                    Annual Rate
         ---------------                    -----------
         First $50,000,000                       0.350%
         Next $100,000,000                       0.275%
         Next $350,000,000                       0.225%
         Amount Over  $500,000,000               0.200%

         MidCap Value Fund, SmallCap Growth Fund, Growth Opportunities Fund and Value Opportunities Fund


         Net Asset Value                    Annual Rate
         ---------------                    -----------
         First $50,000,000                       0.400%
         Next $100,000,000                       0.300%
         Next $350,000,000                       0.250%
         Amount Over  $500,000,000               0.200%

         Dividend and Growth Fund, Growth and Income Fund, Stock Fund and Advisers Fund

         Net Asset Value                    Annual Rate
         ---------------                    -----------
         First $50,000,000                       0.325%
         Next $100,000,000                       0.250%
         Next $350,000,000                       0.200%
         Next $500,000,000                       0.150%
         Amount Over $1,000,000,000              0.125%

         For the fiscal year ended October 31, 2001, the ten months ended October 31, 2000, and the fiscal years ended December 31, 1999 and December 31, 1998, each Hartford Fund has paid the following advisory fees:


                                                                         EXPENSE
FUND NAME                                        GROSS FEES           REIMBURSEMENT          NET PAID*
---------                                        ----------           -------------          ---------
                                                                  11/1/2000 - 10/31/2001
Global Communications Fund                           $75,662              $2,587                $73,075
Global Financial Services Fund                      $123,535             $19,088               $104,447
Global Health Fund                                $1,499,242              $2,981             $1,496,261
Global Technology Fund                              $706,937             $12,948               $693,989
Small Company Fund                                $2,529,562             $41,599             $2,487,963
Capital Appreciation Fund                        $20,966,905                  --            $20,966,905
MidCap Fund                                       $9,097,100                  --             $9,097,100
International Small Company Fund                     $15,566             $27,265            ($11,699)**
International Capital Appreciation Fund              $15,980             $14,992                   $988
International Opportunities Fund                  $1,288,997                  --             $1,288,997
Global Leaders Fund                               $4,021,140                  --             $4,021,140
MidCap Value Fund                                    $83,256             $24,230                $59,026
Value Fund                                           $43,609              $9,055                $34,554
Focus Fund                                          $496,257                  --               $496,257
Stock Fund                                       $14,807,755                  --            $14,807,755
Growth and Income Fund                            $2,717,737                  --             $2,717,737
Dividend and Growth Fund                          $4,801,727                  --             $4,801,727
Advisers Fund                                    $14,008,977                  --            $14,008,977
High Yield Fund                                     $518,076                  --               $518,076
Bond Income Strategy Fund                         $1,123,036              $7,829             $1,115,207
Money Market Fund                                   $737,141            $183,099               $554,042

                                                                   1/1/2000 - 10/31/2000

Global Communications Fund                                --                  --                     --
Global Financial Services Fund                            --                  --                     --
Global Health Fund                                  $253,601              $8,826               $244,775
Global Technology Fund                              $259,110             $20,746               $238,364
Small Company Fund                                $2,385,072             $12,644             $2,372,428
Capital Appreciation Fund                        $13,180,840                  --            $13,180,840

                                                                         EXPENSE
FUND NAME                                        GROSS FEES           REIMBURSEMENT          NET PAID*
---------                                        ----------           -------------          ---------
MidCap Fund                                       $3,524,539              $2,206             $3,522,333
International Small Company Fund                          --                  --                     --
International Capital Appreciation Fund                   --                  --                     --
International Opportunities Fund                  $1,112,049                  --             $1,112,049
Global Leaders Fund                               $2,526,261                  --             $2,526,261
MidCap Value Fund                                         --                  --                     --
Value Fund                                                --                  --                     --
Focus Fund                                                --                  --                     --
Stock Fund                                       $11,107,869                  --            $11,107,869
Growth and Income Fund                            $1,445,253                  --             $1,445,253
Dividend and Growth Fund                          $2,763,049                  --             $2,763,049
Advisers Fund                                     $9,924,557                  --             $9,924,557
High Yield Fund                                     $240,146                  --               $240,146
Bond Income Strategy Fund                           $559,590                  --               $559,590
Money Market Fund                                   $333,000             $92,000               $241,000

                                                                   1/1/1999 - 12/31/1999

Small Company Fund                                  $956,010              $8,181               $947,829
Capital Appreciation Fund                         $6,997,746                  --             $6,997,746
MidCap Fund                                         $801,175             $19,156               $782,019
International Opportunities Fund                    $654,008                  --               $654,008
Global Leaders Fund                                 $381,290                  --               $381,290
Stock Fund                                        $7,147,445                  --             $7,147,445
Growth and Income Fund                              $412,065                $842               $411,223
Dividend and Growth Fund                          $2,838,557                  --             $2,838,557
Advisers Fund                                     $8,125,222                  --             $8,125,222
High Yield Fund                                     $202,354                  --               $202,354
Bond Income Strategy Fund                           $701,167              $2,532               $698,635
Money Market Fund                                   $360,369             $71,757               $288,612

                                                                   1/1/1998 - 12/31/1998

Small Company Fund                                  $435,779             $33,329               $402,450
Capital Appreciation Fund                         $4,745,355              $3,762             $4,741,593
MidCap Fund                                         $162,458             $25,070               $137,388
International Opportunities Fund                    $367,845             $83,930               $283,915
Global Leaders Fund                                   $8,591              $8,591                     $0
Stock Fund                                        $2,072,900             $28,040             $2,044,860
Growth and Income Fund                               $43,952              $8,949                $35,003
Dividend and Growth Fund                          $1,667,617              $6,047             $1,661,570
Advisers Fund                                     $2,704,478             $17,556             $2,686,922
High Yield Fund                                      $22,100              $4,947                $17,153
Bond Income Strategy Fund                           $365,863             $20,229               $345,634
Money Market Fund                                   $192,694             $73,325               $119,369


----------


*Gross Fees offset by amount of Expense Reimbursement on total operating expenses.



**Reimbursement of $27,265 exceeded advisory fees of $15,566.

         The New Hartford Funds paid the following advisory fees to their previous investment adviser (prior to April 2, 2001) and to HIFSCO (on and after April 2, 2001) for the periods shown:



                  FUND NAME                                       FEES
                  ---------                                       ----
                                                           9/1/2001 - 10/31/2001

                  SmallCap Growth Fund                          $  258,507
                  Growth Opportunities Fund                     $  996,832
                  Value Opportunities Fund                      $   80,017
                  Growth Fund                                   $  617,389

                                                          10/1/2001 - 10/31/2001

                  Tax-Free Minnesota Fund                       $   23,249
                  Tax-Free National Fund                        $   38,417

                                                           8/1/2001 - 10/31/2001

                  U.S. Government Securities Fund               $  456,150

                                                           9/1/2000 - 8/31/2001

                  SmallCap Growth Fund                          $2,265,618
                  Growth Opportunities Fund                     $8,541,214
                  Value Opportunities Fund                      $  547,226
                  Growth Fund                                    4,626,527

                                                           9/1/1999 - 8/31/2000

                  SmallCap Growth Fund                          $1,342,009
                  Growth Opportunities Fund                     $6,608,804
                  Value Opportunities Fund                      $  458,155
                  Growth Fund                                   $4,317,951

                                                           9/1/1998 - 8/31/1999

                  SmallCap Growth Fund                           2,640,661
                  Growth Opportunities Fund                     $9,414,124
                  Value Opportunities Fund                      $  554,153
                  Growth Fund                                   $5,277,095

                                                          10/1/2000 - 9/30/2001

                  Tax-Free Minnesota Fund                       $  279,776
                  Tax-Free National Fund                        $  447,234

                                                          10/1/1999 - 9/30/2000

                  Tax-Free Minnesota Fund                       $  290,182
                  Tax-Free National Fund                        $  455,123

                                                          10/1/1998 - 9/30/1999

                  Tax-Free Minnesota Fund                       $  334,606
                  Tax-Free National Fund                        $  543,144

                                                           8/1/2000 - 7/31/2001

                  U.S. Government Securities Fund               $1,774,831


                  FUND NAME                                       FEES
                  ---------                                       ----
                                                           8/1/1999 - 7/31/2000

                  U.S. Government Securities Fund               $1,909,619

                                                           8/1/1998 - 7/31/1999

                  U.S. Government Securities Fund               $2,477,465







         HIFSCO has agreed to limit the expenses of certain classes of each of the Funds through February 28, 2003 by reimbursing each Fund when total fund expenses of the class exceed the following percentages:



FUND NAME                                    CLASS A    CLASSES B & C     CLASS L    CLASSES M, N & H      CLASS Y
---------                                    -------    -------------     -------    ----------------      -------
Global Communications Fund                    1.65%         2.35%           n/a             n/a             1.20%
Global Financial Services Fund                1.65%         2.35%           n/a             n/a             1.20%
Global Health Fund                            1.65%         2.35%           n/a             n/a             1.20%
Global Technology Fund                        1.65%         2.35%           n/a             n/a             1.20%
Small Company Fund                            1.45%         2.15%           n/a             n/a             1.00%
Capital Appreciation Fund                     1.45%         2.15%           n/a             n/a             1.00%
MidCap Fund                                   1.45%         2.15%           n/a             n/a             1.00%
International Small Company Fund              1.65%         2.35%           n/a             n/a             1.20%
International Capital Appreciation Fund       1.65%         2.35%           n/a             n/a             1.20%
International Opportunities Fund              1.65%         2.35%           n/a             n/a             1.20%
Global Leaders Fund                           1.65%         2.35%           n/a             n/a             1.20%
MidCap Value Fund                             1.45%         2.15%           n/a             n/a             1.00%
Value Fund                                    1.45%         2.15%           n/a             n/a             1.00%
Focus Fund                                    1.65%         2.35%           n/a             n/a             1.20%
Stock Fund                                    1.45%         2.15%           n/a             n/a             1.00%
Growth and Income Fund                        1.45%         2.15%           n/a             n/a             1.00%
Dividend and Growth Fund                      1.40%         2.10%           n/a             n/a             0.95%
Advisers Fund                                 1.40%         2.10%           n/a             n/a             0.95%
High Yield Fund                               1.40%         2.10%           n/a             n/a             0.95%
Bond Income Strategy Fund                     1.25%         1.95%           n/a             n/a             0.80%
Money Market Fund                             1.00%         1.70%           n/a             n/a             0.55%
SmallCap Growth Fund                          1.45%         2.15%          1.45%           2.15%            1.00%
Growth Opportunities Fund                     1.45%         2.15%          1.45%           2.15%            1.00%
Value Opportunities Fund                      1.45%         2.15%          1.45%           2.15%            1.00%
Growth Fund                                   1.45%         2.15%          1.45%           2.15%            1.00%
Tax-Free Minnesota Fund                       1.15%         1.85%          1.15%           1.85%            0.70%
Tax-Free National Fund                        1.15%         1.85%          1.15%           1.85%            0.70%
U.S. Government Securities Fund               1.20%         1.90%          1.20%           1.90%            0.75%



         Pursuant to the investment management agreements, investment subadvisory agreements and investment services agreements, neither HIFSCO, Wellington Management nor HIMCO is liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO, HIMCO or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.

Wellington Management has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO to the extent resulting in whole or in part from any of Wellington Management's acts or omissions related to the performance of its duties as set forth specifically in the respective subadvisory investment agreement or otherwise from Wellington Management's willful misfeasance, bad faith or gross negligence.



         HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06070, was organized in 1995. As of December 31, 2001, HIFSCO had approximately $16 billion of assets under management. HIMCO is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1966. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2001, HIMCO and its wholly-owned subsidiary had approximately $75.4 billion in assets under management.



         Wellington Management Company, LLP, whose business address is 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001, Wellington Management had investment management authority with respect to approximately $311 billion in assets. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.



         The investment management agreements, investment sub-advisory agreements and investment services agreements continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to an agreement or interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable Fund's outstanding voting securities. The agreements automatically terminate upon assignment. The investment management agreements may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. The investment subadvisory agreements may be terminated at any time without the payment of any penalty by the board of directors of the applicable Company or by vote of a majority of the outstanding voting securities of the applicable Fund, by HIFSCO upon written notice to Wellington Management, and, with respect to each applicable Fund, by Wellington Management upon 90 days' written notice to HIFSCO. The investment services agreements may be terminated at any time without the payment of any penalty by the board of directors of the applicable Company, or by vote of a majority of the outstanding voting securities of the applicable Fund, by HIFSCO upon 60 days' notice to HIMCO and, with respect to each applicable Fund, by HIMCO upon 90 days' written notice to HIFSCO. The investment subadvisory agreements and investment services agreements also terminate automatically upon the termination of the corresponding investment management agreement.



         Each Fund, HIFSCO, HIMCO and Wellington Management have each adopted a code of ethics designed to protect the interests of each Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by each Company's board of directors and HIFSCO, HIMCO and Wellington Management, as applicable, are primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HIMCO and Wellington Management generally seek reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission. Upon instructions from HIFSCO, Wellington Management may direct certain brokerage transactions to broker/dealers who also sell shares of funds in the fund complex, or who agree to transmit a portion of the brokerage commissions on transactions executed by them to broker/dealers who sell fund shares. Upon instructions from HIFSCO, Wellington Management may also direct certain brokerage transactions to broker/dealers that pay for certain other services used by the funds.


         Although the rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered by the investment company as a factor in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, executed through dealers who sell shares of funds in the fund complex or who agree to transmit a portion of the brokerage commissions on transactions executed by them to broker/dealers who sell fund shares.


         HIMCO and Wellington Management generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market Fund for such purchases or sales.

         While HIMCO and Wellington Management seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide investment research to HIMCO or Wellington Management may receive orders for transactions from HIMCO or Wellington Management. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of HIMCO or Wellington Management, a Fund will be benefited by such research services, HIMCO and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received is in addition to and not in lieu of the services required that HIMCO and Wellington Management must perform under the investment advisory agreement or the investment subadvisory agreement. The expenses of HIMCO and Wellington Management are not necessarily reduced as a result of the receipt of such information. HIMCO and Wellington Management may use such research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by HIMCO and Wellington Management for portfolio transactions for other clients.


         Investment decisions for the Funds are made independently from those of any other clients that are managed by HIMCO, Wellington Management or their affiliates. If, however, accounts managed by HIMCO or Wellington Management are simultaneously engaged in the purchase of the same security, then, as authorized by the applicable Company's board of directors, available securities may be allocated to each Fund or other client account and may be averaged as to price in a manner determined by HIMCO or Wellington Management to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue). Likewise, if accounts managed by HIMCO or Wellington Management are simultaneously engaged in the sale of the same security, the same process may be followed with similar consequences.


         Accounts managed by HIMCO or Wellington Management (or their affiliates) may hold securities held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by HIMCO or Wellington Management for one client when one or more other clients are selling the same security.

         For the fiscal year ended October 31, 2001, the ten months ended October 31, 2000, and the fiscal years ended December 31, 1999 and December 31, 1998, the Hartford Funds paid the following brokerage commissions:



FUND NAME                                         2001             2000              1999              1998
---------                                         ----             ----              ----              ----
Global Communications Fund                    $    21,500                --                --                --
Global Financial Services Fund                $    47,122                --                --                --
Global Health Fund                            $   257,198       $   103,565                --                --
Global Technology Fund                            251,761       $    59,241                --                --
Small Company Fund                            $ 1,349,040       $   648,850       $   262,944       $   258,125
Capital Appreciation Fund                     $10,619,918       $ 5,390,886       $ 3,338,606       $ 1,918,244
MidCap Fund                                   $ 3,050,623       $ 1,117,977       $   317,948       $    69,953
International Small Company Fund              $    13,443                --                --                --
International Capital Appreciation Fund       $    13,226                --                --                --
International Opportunities Fund              $   798,164       $   671,773       $   435,577       $   323,177
Global Leaders Fund                           $ 4,085,013       $ 2,456,905       $   333,147       $     8,170
MidCap Value Fund                             $    56,266                --                --                --
Value Fund                                    $    16,705                --                --                --
Focus Fund                                    $   367,440                --                --                --
Stock Fund                                    $ 1,978,395       $ 1,524,045       $ 1,152,055       $   438,905
Growth and Income Fund                        $   548,419       $   238,011       $    84,557       $     9,411
Dividend and Growth Fund                      $ 1,140,662       $   535,852       $   507,956       $   384,710
Advisers Fund                                 $ 1,506,817       $   857,253       $   803,957       $   319,625
High Yield Fund                                       N/A               N/A               N/A               N/A
Bond Income Strategy Fund                             N/A               N/A               N/A               N/A
Money Market Fund                                     N/A               N/A               N/A               N/A



         In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.



         For the two month period ended October 31, 2001 and the fiscal years ended August 31, 2001, August 31, 2000 and August 31, 1999, SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund and Growth Fund paid the following brokerage commissions:




                             TWO MONTHS ENDED
FUND NAME                    OCTOBER 31, 2001       2001             2000             1999
---------                    ----------------       ----             ----             ----
SmallCap Growth Fund            $   53,703       $  460,869       $  282,113       $  263,144
Growth Opportunities Fund       $  644,884       $3,638,113       $1,724,523       $2,046,958
Value Opportunities Fund        $   20,069       $  215,435       $  334,190       $  245,918
Growth Fund                     $  122,366       $1,715,316       $2,155,861       $1,807,889



         Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund did not pay brokerage commissions during the last three fiscal years.



         In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.


         The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2001.

FUND NAME                                     COMMISSIONS PAID TO       TOTAL AMOUNT OF TRANSACTION TO
---------                                   FIRMS FOR EXECUTION AND    FIRMS FOR EXECUTION AND RESEARCH
                                               RESEARCH SERVICES                  SERVICES
                                               -----------------                  --------
Global Communications Fund                          $3,549                         $1,968,927
Global Financial Services Fund                        $277                           $231,103
Global Health Fund                                 $19,600                        $19,576,419
Global Technology Fund                             $20,718                         $9,101,342
Small Company Fund                                 $66,168                        $41,931,625
Capital Appreciation Fund                         $784,597                       $450,292,896
MidCap Fund                                       $107,195                        $64,542,786
International Small Company Fund                      $100                            $41,259
International Capital Appreciation Fund             $1,271                           $603,210
International Opportunities Fund                   $39,386                        $18,557,589
Global Leaders Fund                               $238,231                       $139,547,031
MidCap Value Fund                                   $1,007                         $2,761,699
Value Fund                                            $311                           $187,901
Focus Fund                                        $108,226                        $89,504,511
Stock Fund                                        $186,000                       $155,958,141
Growth and Income Fund                             $36,487                        $29,006,556
Dividend and Growth Fund                           $99,011                        $92,301,799
Advisers Fund                                     $268,603                      $ 182,684,377
High Yield Fund                                         --                                 --
Bond Income Strategy Fund                               --                                 --
Money Market Fund                                       --                                 --
SmallCap Growth Fund(1)                            $42,950                         $8,907,839
Growth Opportunities Fund(1)                      $521,864                       $338,879,431
Value Opportunities Fund(1)                        $23,682                        $14,398,783
Growth Fund(1)                                     $98,164                        $79,146,538
Tax-Free Minnesota Fund(1)                              --                                 --
Tax-Free National Fund(1)                               --                                 --
U.S. Government Securities Fund(1)                      --                                 --


----------


(1) Does not include amounts paid by the Fund prior to April 2, 2001, when the Fund was managed by its previous investment adviser.


                                  FUND EXPENSES


         EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence, (2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees,
(6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) association membership dues, (12) fees, expenses and disbursements of custodians for all services to the Fund, (13) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (14) expenses for servicing shareholder accounts,
(15) any direct charges to shareholders approved by the directors of the Fund,
(16) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (17) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

                            DISTRIBUTION ARRANGEMENTS

GENERAL


         Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the NASD. Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.



         HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO is authorized to designate other intermediaries to receive purchase or redemption orders on the Funds' behalf. In these circumstances a Fund is deemed to have received a redemption or purchase order when an authorized broker or, if applicable, a broker's authorized designee receives the order. Such orders are priced at the applicable Fund's net asset value next computed, including any applicable sales charges, after they are received by the authorized brokers or the broker's authorized designee and accepted by the applicable Company.



         HIFSCO and its affiliates pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Companies' shares and/or for the servicing of those shares. These payments ("Additional Payments") may be made to supplement sales concessions (commissions) reallowed to dealers and/or portfolio brokerage directed in recognition of the sale of Fund shares. These Additional Payments may take the form of: (1) "due diligence" payments for a broker's examination of the Funds and payments for providing extra employee training and information relating to the Funds, (2) "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers, (3) "finders" or "referral" fees for directing investors to the Funds, (4) "marketing support" fees for providing assistance in promoting the sale of the Funds' shares, and
(5) payments for the sale of shares and/or the maintenance of share balances. In addition, HIFSCO and its affiliates make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a broker or financial institution, or may be based on a percentage of the value of shares sold to, or held by, customers of the brokers or financial institutions involved.



         Furthermore, and subject to NASD regulations, HIFSCO and its affiliates also may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of brokers or financial institutions and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may be different for different broker-dealers or financial institutions, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. For the fiscal year ended October 31, 2001, HIFSCO or its affiliates paid $15,714,426 in Additional Payments.

COMMISSIONS TO DEALERS


      The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal year ended October 31, 2001, the ten months ended October 31, 2000, and the fiscal years ended December 31, 1999 and December 31, 1998 is as follows:


     YEAR                       FRONT-END SALES        CDSC       AMOUNT REALLOWED      AMOUNT
                                  COMMISSIONS                                          RETAINED
   2001
   Class A*                     $82,567,487.14     $480,232.70    $71,915,708.64   $11,132,011.20
   Class B*                             N/A      $5,866,904.35        --            $5,866,904.35
   Class C*                     $11,415,413.67     $784,680.30    $11,411,953.29      $788,140.68
   Class Y                              N/A               N/A              N/A             N/A
   Class H                              N/A          $9,874.90           --             $9,874.90
   Class Z                              N/A               N/A              N/A             N/A
   Class E                            4,988.57             --          $4,440.71          $547.86
   1/1 2000- 10/31 2000
   Class A                         $61,417,835        $108,419       $53,218,201       $8,301,054
   Class B                              N/A         $4,403,326           ---               ---
   Class C                         $11,312,832        $486,126       $11,309,424         $489,534
   Class Y                              N/A               N/A              N/A             N/A
   1999
   Class A                         $44,026,385           ---         $38,230,590       $5,795,795
   Class B                              N/A         $4,171,347             ---         $4,171,347
   Class C                          $8,492,615        $327,446        $8,492,615         $327,446
   Class Y                              N/A               N/A              N/A             N/A
   1998
   Class A                         $29,655,287           ---         $24,801,860       $4,853,427
   Class B                              N/A         $1,823,536           ---           $1,823,536
   Class C                          $1,167,150          $9,030        $1,167,150           $9,030
   Class Y                              N/A               N/A              N/A             N/A



* Includes amounts received by HIFSCO for the sale of Class A, B and C shares of the New Hartford Funds (redesignated as Class L, M and N shares, respectively, on February 19, 2002).



      In addition to the commissions paid by the New Hartford Funds to HIFSCO during the two-week period ended October 31, 2001, the New Hartford Funds paid the following commissions to their previous principal underwriter during the stated periods:



                             FRONT-END
YEAR                           SALES        CDSC          AMOUNT         AMOUNT
                            COMMISSIONS                 REALLOWED       RETAINED
PERIOD ENDED 10/12/01*
SmallCap Growth Fund        $   44,415    $   4,428     $  29,787       $ 19,056
Growth Opportunities Fund   $  105,221    $  10,873     $  77,182       $ 38,912
Value Opportunities Fund    $   19,292    $   7,285     $  13,849       $ 12,728
Growth Fund                 $   60,093    $  10,357     $  38,763       $ 31,687
Tax-Free Minnesota Fund     $    1,210    $     879     $     747       $  1,342
Tax-Free National Fund      $    2,537           --     $   1,738       $    799
U.S. Government             $   42,145    $   7,971     $  31,372       $ 18,744
Securities Fund

9/1/2000-8/31/2001
SmallCap Growth Fund        $  586,132    $  83,899     $ 462,575       $207,456
Growth Opportunities Fund   $1,164,963    $ 127,764     $ 918,840       $373,887

Value Opportunities Fund    $  157,612    $  34,699     $ 121,605       $ 70,706
Growth Fund                 $  586,944    $ 124,554     $ 492,195       $219,303

9/1/99-8/31/2000
SmallCap Growth Fund        $1,065,848    $  93,616     $ 821,681       $337,783
Growth Opportunities Fund   $1,234,877    $ 157,697     $ 985,687       $406,887
Value Opportunities Fund    $  112,071    $  42,517     $  86,436       $ 68,152
Growth Fund                 $  941,792    $ 151,749     $ 705,043       $388,498

9/1/98-8/31/99
SmallCap Growth Fund        $  317,396    $  98,713     $ 357,301       $ 58,808
Growth Opportunities Fund   $  977,891    $ 170,331     $ 958,947       $189,275
Value Opportunities Fund    $  119,797    $  48,061     $ 138,913       $ 28,945
Growth Fund                 $  817,382    $ 149,618     $ 796,179       $170,821

10/1/2000-9/30/2001
Tax-Free Minnesota Fund     $   24,963    $   1,561     $  40,178      ($ 13,654)
Tax-Free National Fund      $   44,979    $  15,166     $  40,305       $ 19,840

10/1/99-9/30/2000
Tax-Free Minnesota Fund     $   25,453    $  17,584     $  20,448       $ 22,589
Tax-Free National Fund      $   32,715    $  30,706     $  27,705       $ 35,716

10/1/98-9/30/99
Tax-Free Minnesota Fund     $   62,417    $   5,988     $  59,806       $  8,599
Tax-Free National Fund      $   54,780    $  37,264     $  81,262       $ 10,782

8/1/2000-7/31/2001
U.S. Government             $  231,146    $  34,203     $ 191,346       $ 74,003
Securities Fund

8/1/99-7/30/2000
U.S. Government             $  170,884    $  52,063     $ 142,935       $ 80,012
Securities Fund

8/1/98-7/30/99
U.S. Government             $  303,326    $  63,582     $ 277,941       $ 88,967
Securities Fund



* Period from 8/1/2001 - 10/12/2001 for U.S. Government Securities Fund; 9/1/2001 - 10/12/2001 for Tax-Free Minnesota Fund and Tax-Free National Fund; 10/1/2001 - 10/12/2001 for Small Cap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund and Growth Fund.






      Generally commissions on sales of Class A shares are reallowed to broker-dealers as follows:



Funds other than Bond Income Strategy Fund, High Yield Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund or Money Market Fund.


                                 FRONT-END         FRONT-END
                                SALES CHARGE      SALES CHARGE        COMMISSION AS
                                    AS A              AS A            PERCENTAGE OF
AMOUNT OF PURCHASE             PERCENTAGE OF      PERCENTAGE OF      OFFERING PRICE
                               OFFERING PRICE   AMOUNT INVESTED


                                 FRONT-END         FRONT-END
                                SALES CHARGE      SALES CHARGE        COMMISSION AS
                                    AS A              AS A            PERCENTAGE OF
AMOUNT OF PURCHASE             PERCENTAGE OF      PERCENTAGE OF      OFFERING PRICE
                               OFFERING PRICE   AMOUNT INVESTED
Less than $50,000                  5.50%             5.82%                 4.75%

$50,000 or more but less than      4.50%             4.71%                 4.00%
$100,000

$100,000 or more but less          3.50%             3.63%                 3.00%
than $250,000

$250,000 or more but less          2.50%             2.56%                 2.00%
than $500,000

$500,000 or more but less          2.00%             2.04%                 1.75%
than $1 million

$1 million or more                   0%                 0%                    0%


The Bond Income Strategy Fund, High Yield Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund


                                 FRONT-END         FRONT-END
                                SALES CHARGE      SALES CHARGE        COMMISSION AS
                                    AS A              AS A            PERCENTAGE OF
AMOUNT OF PURCHASE             PERCENTAGE OF      PERCENTAGE OF      OFFERING PRICE
                               OFFERING PRICE   AMOUNT INVESTED
Less than $50,000                  4.50%              4.71%                3.75%

$50,000 or more but less than      4.00%              4.17%                3.50%
$100,000

$100,000 or more but less          3.50%              3.63%                3.00%
than $250,000

$250,000 or more but less          2.50%              2.56%                2.00%
than $500,000

$500,000 or more but less          2.00%              2.04%                1.75%
than $1 million

$1 million or more                   0%                  0%                   0%


      A front-end sales charge is not assessed on Class A shares of the Money Market Fund.



      HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.


      HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 2% of the purchase price of Class C shares purchased through dealers.


      HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06070. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS


      Each Company has adopted separate distribution plans (the "Plans") for Class A, Class B and Class C shares of each Fund, and Hartford-Fortis Series Fund, Inc. has adopted separate Plans for Class L, Class M, Class N and Class H shares of each New Hartford Fund, pursuant to appropriate resolutions of the applicable Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.


      CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. In most cases, all of this fee is remitted to dealers who provide distribution or shareholder account services.

      CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. In most cases, all of such fees are remitted to dealers who assist in the distribution of Class B shares or provide maintenance and personal services to existing Class B shareholders. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

      CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. In most cases, all of such fees are remitted to dealers who assist in the distribution of Class C shares or provide maintenance and personal services to existing Class C shareholders. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.


      CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares. This fee is calculated and payable monthly and, with the exception of SmallCap Growth Fund, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. With regard to SmallCap Growth Fund, the annual rate is 0.45% of average daily net assets. The entire fee will be used for distribution-related expenses.



      CLASS H PLAN Pursuant to the Class H Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class H shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class H shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.



      CLASS M PLAN Pursuant to the Class M Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class M shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class M shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.



      CLASS N PLAN Pursuant to the Class N Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class N shares, calculated and payable monthly at the annual rate of 1.00% of the average daily net assets of Class N shares. Of this total fee, 0.75% is used for distribution financing activities and 0.25% is used for shareholder account services.



      GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (f) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures.



      In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.



      The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets in order to benefit from economies of scale. The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.



      For the fiscal year ended October 31, 2001, the Hartford Funds paid the 12b-1 fees listed below. The fees were used primarily for compensating dealers and other distribution-related services.

FUND NAME                              CLASS A        CLASS B       CLASS C
---------                              -------        -------       -------
Global Communications Fund           $   15,610     $    8,533     $    8,252
Global Financial Services Fund       $   25,383     $   14,424     $   14,280
Global Health Fund                   $  227,235     $  332,218     $  374,303
Global Technology Fund               $   93,838     $  137,468     $  200,371
Small Company Fund                   $  411,544     $  590,545     $  624,617
Capital Appreciation Fund            $4,489,111     $8,839,286     $6,003,476
MidCap Fund                          $1,710,636     $2,502,286     $2,774,165
International Small Company Fund     $    3,310     $    1,474     $    1,620
International Capital                $    3,525     $    1,503     $    1,429
Appreciation Fund
International Opportunities Fund     $  255,114     $  228,160     $  237,297
Global Leaders Fund                  $  791,334     $  722,389     $1,271,775
MidCap Value Fund                    $   18,723     $   15,102     $   18,994
Value Fund                           $   10,171     $    5,119     $   12,193
Focus Fund                           $   91,268     $   82,598     $  109,391
Stock Fund                           $3,232,900     $5,358,875     $4,788,559
Growth and Income Fund               $  685,766     $  442,129     $  657,104
Dividend and Growth Fund             $1,216,174     $1,363,600     $  934,727
Advisers Fund                        $3,013,149     $6,376,441     $4,623,700
High Yield Fund                      $   99,920     $  130,065     $  189,456
Bond Income Strategy Fund            $  208,462     $  326,768     $  352,296
Money Market Fund                    $  182,439     $  264,150     $  353,769



      For the year ended October 31, 2001, the New Hartford Funds paid the 12b-1 fees listed below to their previous underwriter (prior to October 15, 2001) and to HIFSCO (on and after October 15, 2001). The fees were used primarily for compensating dealers and other distribution-related services.



          FUND NAME             CLASS L      CLASS M      CLASS N      CLASS H
          ---------             -------      -------      -------      -------
SmallCap Growth Fund           $ 91,076     $ 30,029     $ 10,682     $ 38,251
Growth Opportunities Fund      $251,973     $ 45,130     $ 10,117     $ 91,955
Value Opportunities Fund       $ 11,752     $ 14,829     $  4,506     $ 16,674
Growth Fund                    $163,049     $ 47,054     $ 11,455     $ 63,838
Tax-Free Minnesota Fund        $    757     $    648     $    172     $    926
Tax-Free National Fund         $  1,698     $  1,455     $    415     $  4,061
U.S. Government Securities     $ 31,263     $ 14,515     $  4,542     $ 26,137
Fund


                        PURCHASE AND REDEMPTION OF SHARES

      For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

      For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.


      ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR NEW HARTFORD FUNDS In addition to the exemptions described in the funds' prospectus, the following shareholders of the New Hartford Funds who were invested in Class L or Class E shares of a particular New Hartford Fund on February 19, 2002 and who remain invested in that particular fund and class are exempt from the sales charge for subsequent purchases in that same fund and class:

- The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);



- Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;



- Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;



-     Selling brokers and their employees and sales representatives;



- Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds;



- Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;



- Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)



-     Registered investment companies;



- Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Woodbury Financial may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;



- Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

- Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;



- Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;



- Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;



- With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis U.S. Government Securities Fund.



- One or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)



      In addition, the following shareholders owning Class Z shares of Growth Opportunities Fund on February 19, 2002 who remain invested in Class Z shares of the fund are exempt from the sales charge for subsequent purchases of Class Z shares:



- The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);



- Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;



- Representatives of HIFSCO (including agencies) or their spouses; or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons), if all account owners fit this description;



- Pension, profit-sharing and other retirement plans created for the benefit of any of the above persons;



-     Accounts which were exchanged from Special Portfolios, Inc., Stock
      Portfolio.



      RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Funds of the Companies at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of the Companies and the current account value of certain annuity or variable life contracts issued by affiliates of The Hartford. These contracts currently include variable annuities and variable life insurance products where at least one Hartford-sponsored fund (other than a money market fund) is offered and the following fixed annuities: CRC, Saver, Saver Bonus and Harvester. The insurance contract must be owned by a natural person (not part of a group product). For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. A family member is a spouse, parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), the Companies' transfer agent, must be notified by you or your broker each time a qualifying purchase is made.



      LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Companies owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Additional information about the terms of the LOI are available from your registered representative or from HASCO at 1-888-843-7824.


      SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

      Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

      SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

      The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

      SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.



      DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C, CLASS H, CLASS M AND CLASS N SHARES Investments in Class B, Class H, Class M and Class N shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.



      Class B, Class H and Class M shares which are redeemed within six years of purchase, and Class C and Class N shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B, Class C, Class H, Class M or Class N shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.



      The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B and Class M shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of Class B, Class H and Class M shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.



      In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B, Class H and Class M shares held for over 6 years or Class C and Class N shares held over 1 year, (3) effective June 1, 2000, shares representing an increase over the original purchase cost, and (4) Class B, Class H and Class M shares held the longest during the six-year period.



      When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.



      Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B, Class C, Class H, Class M and Class N shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class H, Class M and Class N shares without a sales charge being deducted, and to sell Class C shares with a 1% sales charge, at the time of the purchase.



      The CDSC will be waived on redemptions of Class B, Class C, Class H, Class M and Class N shares and of Class A shares that are subject to the CDSC in the following cases:



      - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,


      -     because of shareholder death or disability,

      -     because of the death or disability of the grantor of a living trust,

      - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and


      -     for retirement plans under the following circumstances:

            (1)   to return excess contributions,

            (2)   hardship withdrawals as defined in the plan,

            (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

            (4) to meet minimum distribution requirements under the Internal Revenue Code,

            (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

            (6)   after separation from service.

SUSPENSION OF  REDEMPTIONS

      A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or (3) for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE


      The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the New York Stock Exchange. Securities held by each Fund other than the Money Market Fund will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term securities held in the Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.


      Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' board of directors.

      Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.


      The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The board of directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.


      A Fund's maximum offering price per Class A, Class E and Class L shares is determined by adding the maximum sales charge to the net asset value per share. A Fund's offering price per Class C share is determined by adding the initial sales charge to the net asset value per share. Class B, Class H, Class M, Class N, Class Y and Class Z shares and the Class A shares of the Money Market Fund are offered at net asset value without the imposition of an initial sales charge.



      As of the end of the most recent fiscal period, the net asset values per share of the New Hartford Funds were calculated as follows. (Similar information is provided for the Hartford Funds in its most recent annual report.)



            FUND                 NET ASSETS      SHARES OUTSTANDING      NAV
CAPITAL APPRECIATION
      Class A                    121,440,013          6,377,875         19.04
      Class B                     18,115,281          1,023,686         17.70
      Class C                      6,496,223            366,784         17.71
      Class H                     23,059,410          1,301,838         17.71

CAPITAL FUND
      Class A                    385,619,897         27,104,088         14.23
      Class B                     28,111,739          2,162,702         13.00
      Class C                      6,910,541            531,602         13.00
      Class H                     37,749,512          2,900,216         13.02

GROWTH FUND
      Class A                    593,267,456         30,882,351         19.21
      Class B                     27,012,534          1,558,608         17.33
      Class C                      6,130,987            353,659         17.34
      Class H                     54,538,821          3,142,444         17.36
      Class Z                     94,960,751          4,802,484         19.77

VALUE FUND
      Class A                     27,982,372          2,334,202         11.99
      Class B                      8,699,943            752,048         11.57
      Class C                      2,635,891            227,726         11.57
      Class H                      7,913,536            683,494         11.58

U.S. GOVERNMENT SECURITIES
FUND
      Class A                     52,578,802          5,435,373          9.67
      Class B                      6,581,557            682,465          9.64
      Class C                      2,275,347            235,974          9.64
      Class H                     10,770,487          1,117,137          9.64

      Class E                    187,711,517         19,414,620          9.67

TAX-FREE MINNESOTA FUND
      Class A                      3,542,987            340,127         10.42
      Class B                        771,799             74,100         10.42
      Class C                        202,984             19,445         10.44
      Class H                      1,094,218            104,765         10.44
      Class E                     32,532,609          3,111,839         10.45

TAX-FREE NATIONAL FUND
      Class A                      8,029,239            719,272         11.16
      Class B                      1,722,776            154,501         11.15
      Class C                        538,188             48,340         11.13
      Class H                      4,629,207            419,793         11.15
      Class E                     42,441,098          3,796,069         11.16


                        CAPITALIZATION AND VOTING RIGHTS


      The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 7.6 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into twenty-two series: Global Communications Fund (300,000,000 shares); Global Financial Services Fund (300,000,000 shares ); Global Health Fund (300,000,000 shares); Global Technology Fund (300,000,000 shares); Small Company Fund (300,000,000 shares); Capital Appreciation Fund (420,000,000 shares); MidCap Fund (360,000,000 shares); International Small Company Fund (300,000,000 shares); International Capital Appreciation Fund (300,000,000 shares); International Opportunities Fund (300,000,000 shares); Global Leaders Fund (300,000,000 shares); MidCap Value Fund (300,000,000 shares); Value Fund (300,000,000 shares); Focus Fund (300,000,000 shares); Stock Fund (300,000,000 shares); Focus Growth Fund (300,000,000 shares); Growth and Income Fund (300,000,000 shares); Dividend and Growth Fund (300,000,000 shares); Advisers Fund (460,000,000 shares); High Yield Fund (300,000,000 shares); Bond Income Strategy Fund (300,000,000 shares); and Money Market Fund (960,000,000 shares).



      The Hartford-Fortis Series Fund, Inc. was incorporated in Maryland on March 23, 2001. The New Hartford Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the New Hartford Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 70 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into the following seven series, with 10 billion shares of Common Stock in each series:
SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund, Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund.



      The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds designated in each instance as Class A, Class B, Class C and Class Y shares. In addition, the directors of the New Hartford Funds have authorized the issuance of Class H, Class L, Class M and Class N shares for each of the New Hartford Funds, Class E shares for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, and Class Z shares for Growth Opportunities Fund. Class L, Class M and Class N shares of the New Hartford Funds were formerly known as Fortis Class A, Fortis Class B and Fortis Class C shares, respectively.

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or conversion rights and are freely transferable.


      As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Companies' independent accountants.



      Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.



      Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent accountants) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.


                             INVESTMENT PERFORMANCE

MONEY MARKET FUND


      In accordance with regulations prescribed by the SEC, The Hartford Mutual Funds, Inc. is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.



      The SEC also permits The Hartford Mutual Funds, Inc. to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.



      For the seven-day period ending October 31, 2001, the Money Market Fund's annualized yield for Class A, Class B, Class C and Class Y shares was 1.73%, 1.04%, 1.03% and 2.20% respectively. For the same period, the effective yield for Class A, Class B, Class C and Class Y shares was 1.74%, 1.05%, 1.04% and 2.22% respectively.


      The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.

The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, any defaults by issuers of instruments held by the Money Market Fund and its operating expenses.

OTHER FUNDS


      STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS Average annual total return quotations for Class A, Class B, Class C, Class E, Class H, Class L, Class M, Class N, Class Y and Class Z shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                                  P(1+T)n = ERV

Where:
P     =  a hypothetical initial           n     =  number of years
         payment of $1,000, less
         the maximum sales load           ERV   =  ending redeemable value of
         applicable to a Fund                      the hypothetical $1,000
                                                   initial payment made at
T     =  average annual total return               the beginning of the
                                                   designated period (or
                                                   fractional portion thereof)

      The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

      One of the primary methods used to measure performance is "total return." "Total return" normally represents the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and are expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges are higher than those that do reflect such charges.

      Total return percentages for periods longer than one year are usually accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

      Each Fund's average annual total return quotations and yield quotations as they may appear in the prospectuses, this SAI or in advertising are calculated by standard methods prescribed by the SEC unless otherwise indicated.


      NON-STANDARDIZED PERFORMANCE In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Returns"). Non-Standardized Returns are quoted for the same or different periods as those for which Standardized Return is quoted; they may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Returns may or may not take sales charges into account;

performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.


      The charts below set forth certain standardized and non-standardized performance information for periods ending on October 31, 2001 for the Class A, Class B, Class C and Class Y shares of each Fund, and, additionally, Class E, Class H, Class L, Class M, Class N and Class Z shares of each of the New Hartford Funds. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance. Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below. Total return of the shares would have been lower without the expense limitation effected by HIFSCO. Returns shown that include sales charges reflect the maximum sales charges and are standardized average annual quotations, returns which do not include sales charges are non-standardized returns.



      Class C shares of Small Company Fund, Capital Appreciation Fund, MidCap Fund, International Opportunities Fund, Stock Fund, Growth and Income Fund, Dividend and Growth Fund, Advisers Fund, Bond Income Strategy Fund and Money Market Fund commenced operations on July 31, 1998. For periods prior to July 31, 1998, Class C performance for these Funds is calculated by using Class B share performance and operating expenses, adjusted for Class C share sales charges. Class B has always had the same level of distribution and service (12b-1) fees as Class C. Class B has been subject to certain other, or different levels of, expenses than Class C. The difference in expenses will affect performance. Class C has a 1% front-end sales charge and a 1% contingent deferred sales charge ("CDSC") on shares sold within one year of purchase. Class B has a CDSC of 5% for shares redeemed in the first year, declining to 1% on shares redeemed in the sixth year; no CDSC is charged thereafter. The Class C returns excluding sales charges are net of Fund expenses only, and do not deduct a contingent deferred sales charge. The performance figures for each Fund reflect an expense limitation as set forth above under "Investment Management Arrangements." Returns would have been lower if the Fund's operating expenses had not been limited.



      Class A, B, C and Y shares of SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund and Growth Fund commenced operations on February 19, 2002. For periods prior to February 19, 2002, Class A, B, and C performance for these Funds is calculated by using Class L, Class M and Class N share performance and operating expenses, adjusted for Class A, B or C share sales charges, respectively. For periods prior to February 19, 2002, Class Y performance is calculated by using Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges. As described herein, Class A, Class B, Class C and Class Y shares are subject to different expenses than Class L, Class M and Class N. These differences will affect the relative performance of the classes. CLASS A has a distribution and service fee (collectively a 12b-1 fee) of 0.35%, which is contractually reduced to 0.30% through at least February 28, 2003. Class A incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class A has a front-end sales charge of 5.50%. CLASS L has a 12b-1 fee of 0.45% for SmallCap Growth Fund and 0.25% for Growth Opportunities Fund, Value Opportunities Fund and Growth Fund. Class L does not incur separate fees for transfer agent, fund accounting and administrative services. Class L has a front-end sales charge of 4.75%. CLASS B has a 12b-1 fee of 1% and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class B has a contingent deferred sales charge of 5% for shares sold within one year of purchase, declining to 1% on shares sold in the sixth year; no contingent deferred sales charge is incurred on shares held more than 6 years. CLASS M has a 12b-1 fee of 1% and does not incur separate fees for transfer agent, fund accounting and administrative services. Class M has a contingent deferred sales charge of 4% for shares sold within two years of purchase, declining to 1% on shares sold in the sixth year; no contingent deferred sales charge is incurred on shares held more than 6 years. CLASS C has a 12b-1 fee of 1% and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class C has a 1% front-end sales charge and a contingent deferred sales charge of 1% on shares sold within one year of purchase. CLASS N has a 12b-1 fee of 1% and does not incur separate fees for transfer agent, fund accounting and administrative services. Class N has a contingent deferred sales charge of 1% on shares sold within one year of purchase. CLASS Y does not have a 12b-1 fee and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class Y has no sales charge. Each class of shares is subject to certain other, or different levels of, expenses.



      Class A, B, C and Y shares of Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund commenced operations on February 19, 2002. For periods prior to February 19, 2002, Class A, B, C performance for these Funds is calculated by using Class E, Class M and Class N share performance and operating expenses, adjusted for Class A, B or C share sales charges, respectively. For periods prior to February 19, 2002, Class Y performance is calculated by using Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges. As described herein, Class A, Class B, Class C and Class Y shares are subject to different expenses than Class E, Class M and Class N. These differences will affect the relative performance of the classes. CLASS A has a distribution and service fee (collectively a 12b-1 fee) of 0.35%, which is contractually reduced to 0.30% through at least February 28, 2003. Class A incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class A has a front-end sales charge of 4.50%. CLASS E shares have no 12b-1 fee. Class E does not incur separate fees for transfer agent, fund accounting and administrative services. Class E has a front-end sales charge of 4.50%. CLASS B has a 12b-1 fee of 1% and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class B has a contingent deferred sales charge of 5% for shares sold within one year of purchase, declining to 1% on shares sold in the sixth year; no contingent deferred sales charge is incurred on shares held more than 6 years. CLASS M has a 12b-1 fee of 1% and does not incur separate fees for transfer agent, fund accounting and administrative services. Class M has a contingent deferred sales charges of 4% for shares sold within two years of purchase, declining to 1% on shares sold in the sixth year; no contingent deferred sales charge is incurred on shares held more than 6 years. CLASS C has a 12b-1 fee of 1% and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class C has a 1% front-end sales charge and a contingent deferred sales charge of 1% on shares sold within one year of purchase. CLASS N has a 12b-1 fee of 1% and does not incur separate fees for transfer agent, fund accounting and administrative services. Class N has a contingent deferred sales charge of 1% on shares sold within one year of purchase. CLASS Y does not have a 12b-1 fee and incurs fees for transfer agent, fund accounting and administrative services that are included in the "other expenses" category of its expense ratio. Class Y has no sales charge. Each class of shares is subject to certain other, or different levels of, expenses.


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL COMMUNICATIONS Fund

(Date of Inception: Class A, Class B, Class C and Class Y Shares, October 31, 2000):


                             One Year                     Since Inception
                   Total Return   Total Return    Total Return   Total Return
                    (excluding     (including      (excluding     (including
                      sales           sales           sales          sales
                     charge)         charge)         charge)        charge)
 Class A Shares       -54.30         -56.81          -54.30         -56.81
 Class B Shares       -54.60         -59.60          -54.60         -59.60
 Class C Shares       -54.60         -56.05          -54.60         -56.05
 Class Y Shares       -54.00         -54.00          -54.00         -54.00

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL FINANCIAL SERVICES FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, October 31, 2000):


                             One Year                   Since Inception
                   Total Return   Total Return   Total Return   Total Return
                    (excluding     (including     (excluding     (including
                      sales          sales          sales          sales
                     charge)        charge)        charge)        charge)
 Class A Shares       -6.30         -11.45          -6.30          -11.45
 Class B Shares       -7.00         -12.00          -7.00          -12.00
 Class C Shares       -7.00          -8.93          -7.00           -8.93
 Class Y Shares       -5.90          -5.90          -5.90           -5.90


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL HEALTH FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, May 1,
2000):


                            One Year                    Since Inception
                   Total Return   Total Return   Total Return    Total Return
                    (excluding     (including     (excluding      (including
                      sales          sales          sales            sales
                     charge)        charge)        charge)          charge)
 Class A Shares        1.18          -4.38          25.37           20.77
 Class B Shares        0.36          -4.64          24.40           21.97
 Class C Shares        0.43          -1.57          24.45           23.60
 Class Y Shares        1.78           1.78          26.05           26.05


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL TECHNOLOGY FUND

(Date of Inception: Class A, Class B, Class C and Class Y Shares, May 1, 2000):


                             One Year                  Since Inception
                   Total Return   Total Return   Total Return   Total Return
                    (excluding     (including     (excluding     (including
                      sales           sales          sales          sales
                     charge)         charge)        charge)        charge)
 Class A Shares       -53.56         -56.11         -45.88         -47.85
 Class B Shares       -53.93         -58.93         -46.33         -50.00
 Class C Shares       -53.81         -55.27         -46.24         -46.57
 Class Y Shares       -53.27         -53.27         -45.61         -45.61



Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the INTERNATIONAL SMALL COMPANY FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, April
30, 2001):



                          Since Inception
                   Total Return   Total Return
                    (excluding     (including
                      sales          sales
                     charge)        charge)
 Class A Shares      -11.80%        -16.65%
 Class B Shares      -11.90%        -16.90%
 Class C Shares      -12.20%        -14.08%
 Class Y Shares      -11.60%        -11.60%

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the INTERNATIONAL CAPITAL APPRECIATION FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, April
30, 2001):



                           Since Inception
                    Total Return    Total Return
                     (excluding      (including
                       sales            sales
                      charge)          charge)
 Class A Shares      -23.80%           -27.99%
 Class B Shares      -24.10%           -29.10%
 Class C Shares      -24.10%           -25.86%
 Class Y Shares      -23.70%           -23.70%


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the SMALL COMPANY FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996; Class C Shares, July 31, 1998):


                        One Year               Five Years             Since Inception*
                   Total       Total       Total       Total         Total        Total
                  Return       Return      Return      Return        Return      Return
                (excluding   (including  (excluding  (including   (excluding   (including
                  sales        sales       sales       sales         sales        sales
                 charge)       charge)     charge)     charge)      charge)      charge)
Class A Shares   -31.36        -35.14       7.04        5.84         9.02         7.86
Class B Shares   -31.80        -36.80       6.31        6.15         8.29         8.15
Class C Shares   -31.82        -33.50       6.35        5.98         8.32         8.12
Class Y Shares   -31.02        -31.02       7.56        7.56         9.55         9.55



*Class C performance information for the Small Company Fund is based on the inception date of the Class B shares.


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the CAPITAL APPRECIATION FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996; Class C Shares, July 31, 1998):



                       One Year               Five Years            Since Inception*
                   Total       Total       Total       Total        Total       Total
                  Return      Return      Return      Return       Return      Return
                (excluding  (including  (excluding  (including   (excluding  (including
                   sales      sales        sales       sales       sales       sales
                  charge)     charge)     charge)     charge)      charge)     charge)
Class A Shares    -17.24      -21.79       22.12       20.75        25.76       24.43
Class B Shares    -17.88      -22.88       21.27       21.18        24.90       24.83
Class C Shares    -17.84      -19.66       21.28       20.94        24.90       24.67
Class Y Shares    -16.85      -16.85       22.70       22.70        26.34       26.34


*Class C performance information for the Capital Appreciation Fund is based on the inception date of the Class B shares.


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the MIDCAP VALUE FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, April
30, 2001):



                        Since Inception
                   Total Return  Total Return
                    (excluding    (including
                      sales         sales
                     charge)       charge)
 Class A Shares      -15.20%       -19.86%
 Class B Shares      -15.40%       -20.40%
 Class C Shares      -15.40%       -17.25%
 Class Y Shares      -15.00%       -15.00%

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the MIDCAP FUND

(Date of Inception: Class A, Class B and Class Y Shares, December 31, 1997; Class C Shares, July 31, 1998):


                            One Year                   Since Inception*
                   Total Return   Total Return   Total Return    Total Return
                    (excluding     (including     (excluding      (including
                      sales          sales          sales            sales
                      charge)       charge)        charge)          charge)
 Class A Shares       -18.94        -23.40          19.06            17.32
 Class B Shares       -19.58        -24.58          18.21            17.73
 Class C Shares       -19.53        -21.33          18.25            17.94
 Class Y Shares       -18.58        -18.58          19.59            19.59


*Class C performance information for the MidCap Fund is based on the inception date of the Class B shares.


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the INTERNATIONAL OPPORTUNITIES FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996; Class C Shares, July 31, 1998):


                         One Year               Five Years            Since Inception*
                   Total        Total       Total        Total       Total        Total
                  Return        Return      Return       Return      Return       Return
                (excluding   (including   (excluding   (including  (excluding   (including
                  sales         sales        sales        sales       sales       sales
                 charge)       charge)      charge)     charge)      charge)     charge)
Class A Shares   -24.87        -29.00        1.20         0.06        1.61         0.53
Class B Shares   -25.46        -30.46        0.50         0.30        0.89         0.71
Class C Shares   -25.51        -27.25        0.48         0.08        0.87         0.68
Class Y Shares   -24.56        -24.56        1.64         1.64        2.05         2.05


*Class C performance information for the International Opportunities Fund is based on the inception date of the Class B shares.


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GLOBAL LEADERS FUND

(Date of Inception: September 30, 1998):


                             One Year                    Since Inception
                   Total Return   Total Return    Total Return    Total Return
                    (excluding     (including      (excluding      (including
                      sales           sales            sales          sales
                     charge)         charge)          charge)         charge)
 Class A Shares      -26.07          -30.14           10.27            8.27
 Class B Shares      -26.64          -31.64            9.47            8.66
 Class C Shares      -26.62          -28.35            9.49            9.15
 Class Y Shares      -25.68          -25.68           10.81           10.81



Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the FOCUS FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, May 24,
2001):



                         Since Inception
                   Total Return     Total Return
                    (excluding       (including
                       sales            sales
                      charge)          charge)
 Class A Shares      -11.80%          -16.65%
 Class B Shares      -12.10%          -17.10%
 Class C Shares      -12.10%          -13.98%
 Class Y Shares      -11.70%          -11.70%

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the STOCK FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996; Class C Shares, July 31, 1998):


                        One Year                Five Years            Since Inception*
                    Total      Total       Total        Total         Total       Total
                   Return      Return      Return       Return        Return      Return
                 (excluding  (including  (excluding   (including   (excluding  (including
                    sales       sales       sales        sales        sales       sales
                   charge)     charge)     charge)      charge)       charge)     charge)
Class A Shares    -24.28       -28.44       10.84        9.59         12.34       11.15
Class B Shares    -24.80       -29.80       10.07        9.93         11.56       11.45
Class C Shares    -24.81       -26.56       10.05        9.69         11.54       11.33
Class Y Shares    -23.93       -23.93       11.35       11.35         12.85       12.85


*Class C performance information for the Stock Fund is based on the inception date of the Class B shares.


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the GROWTH AND INCOME FUND

(Date of Inception: Class A, Class B and Class Y Shares, April 30, 1998; Class C Shares, July 31, 1998):


                            One Year                  Since Inception*
                   Total Return   Total Return    Total Return   Total Return
                    (excluding     (including      (excluding     (including
                      sales          sales            sales          sales
                      charge)        charge)         charge)        charge)
 Class A Shares       -20.90         -25.25           2.71           1.07
 Class B Shares       -21.51         -26.51           1.95           1.13
 Class C Shares       -21.50         -23.29           1.99           1.70
 Class Y Shares       -20.60         -20.60           3.16           3.16


*Class C performance information for the Growth and Income Fund is based on the inception date of the Class B shares.



Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the VALUE FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, April
30, 2001):



                          Since Inception
                    Total Return   Total Return
                     (excluding     (including
                       sales           sales
                      charge)         charge)
 Class A Shares       -9.80%          -14.76%
 Class B Shares      -10.10%          -15.10%
 Class C Shares      -10.10%          -12.00%
 Class Y Shares       -9.60%           -9.60%


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the DIVIDEND AND GROWTH FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996; Class C Shares, July 31, 1998):


                          One Year              Five Years            Since Inception*
                    Total       Total       Total       Total        Total         Total
                    Return      Return      Return      Return       Return       Return
                  (excluding  (including  (excluding  (including   (excluding   (including
                    sales        sales       sales       sales        sales        sales
                   charge)      charge)     charge)     charge)      charge)       charge)
Class A Shares      -7.67       -12.75      10.07        8.83         11.57         10.38
Class B Shares      -8.34       -13.34       9.29        9.15         10.77         10.65
Class C Shares      -8.33       -10.25       9.29        8.93         10.78         10.57
Class Y Shares      -7.20        -7.20      10.59       10.59         12.10         12.10


*Class C performance information for the Dividend and Growth Fund is based on the inception date of the Class B shares.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the ADVISERS FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996; Class C Shares, July 31, 1998):


                        One Year               Five Years           Since Inception*
                    Total      Total       Total       Total       Total         Total
                   Return     Return      Return      Return      Return        Return
                 (excluding  (including  (excluding (including  (excluding    (including
                    sales       sales       sales      sales      sales         sales
                   charge)     charge)     charge)     charge)   charge)        charge)
Class A Shares     -10.67      -15.58       9.66        8.43      10.69          9.51
Class B Shares     -11.27      -16.27       8.91        8.77       9.93          9.81
Class C Shares     -11.26      -13.15       8.89        8.53       9.92          9.71
Class Y Shares     -10.20      -10.20      10.19       10.19      11.22         11.22


*Class C performance information for the Advisers Fund is based on the inception date of the Class B shares.


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the HIGH YIELD FUND

(Date of Inception: September 30, 1998):


                                       One Year Since Inception
                      Total        Total        Total       Total       30-day
                     Return        Return      Return       Return      Yield
                   (excluding   (including  (excluding   (including
                      sales        sales       sales        sales
                      charge)     charge)      charge)      charge)
 Class A Shares        1.80        -2.78        2.67         1.15        9.78
 Class B Shares        0.99        -4.01        1.91         0.97        9.45
 Class C Shares        1.01        -1.00        1.93         1.60        9.31
 Class Y Shares        2.15         2.15        3.12         3.12       11.17


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B, Class C and Class Y Shares of the BOND INCOME STRATEGY FUND

(Date of Inception: Class A, Class B and Class Y Shares, July 22, 1996; Class C Shares, July 31, 1998):


                           One Year                 Five Years              Since Inception*
                      Total       Total         Total        Total        Total           Total       30-day
                     Return      Return        Return       Return       Return          Return       Yield
                   (excluding  (including    (excluding   (including   (excluding     (including
                      sales       sales         sales        sales        sales         sales
                     charge)     charge)       charge)      charge)      charge)       charge)
Class A Shares        12.96       7.88          7.29         6.31         7.75          6.81           4.03
Class B Shares        12.12       7.12          6.53         6.37         6.97          6.83           3.60
Class C Shares        12.12      10.00          6.54         6.17         6.98          6.77           3.51
Class Y Shares        13.46      13.46          7.77         7.77         8.23          8.23           5.09


*Class C performance information for the Bond Income Strategy Fund is based on the inception date of the Class B shares.


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the MONEY MARKET FUND

(Date of Inception: Class A and Class Y Shares, July 22, 1996; Class B Shares, August 22, 1997; Class C Shares, July 31, 1998):


                            One Year                Five Years            Since Inception*
                       Total        Total       Total        Total       Total        Total
                      Return       Return      Return       Return      Return       Return
                    (excluding   (including   (excluding   (including  (excluding  (including
                       sales        sales        sales        sales       sales       sales
                      charge)      charge)      charge)      charge)     charge)     charge)
Class A Shares         4.02         4.02         4.62          4.62       4.61        4.61
Class B Shares         3.31        -1.69         N/A           N/A        3.89        3.46
Class C Shares         3.31         1.28         N/A           N/A        3.88        3.63

Class Y Shares         4.49       4.49        5.10       5.10        5.12       5.12




* Class B and Class C performance information for the Money Market Fund is based on the inception date of the Class B shares, August 22, 1997.



Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class H, Class L, Class M, Class N and Class Y Shares of the SMALLCAP GROWTH FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, February 19, 2002 Class L Shares, January 4, 1988 Class H, Class M and Class N Shares, November 14, 1994):



                            One Year              Five Years                Ten Years              Since Inception*
                       Total       Total       Total       Total       Total        Total         Total        Total
                      Return     Return       Return      Return       Return      Return        Return       Return
                   (excluding  (including  (excluding   (including   (excluding   (including   (excluding   (including
                      sales       sales       sales        sales        sales        sales        sales        sales
                      charge)     charge)     charge)     charge)      charge)      charge)      charge)       charge)
Class A Shares        -48.37      -51.21       6.66        5.46         10.04        9.42         13.08        12.62
Class B Shares        -48.61      -51.18       6.11        5.68            --          --         10.96        10.80
Class C Shares        -48.65      -49.16       6.09        6.09            --          --         10.96        10.96
Class Y Shares        -48.37         --        6.66          --         10.04          --         13.08           --
Class H Shares        -48.65      -49.26       6.09        6.15            --          --         10.96        10.96
Class L Shares        -48.37      -50.82       6.66        5.63         10.41        9.51         13.08        12.68
Class M Shares        -48.61      -49.21       6.11        6.17            --          --         10.96        10.96
Class N Shares        48.65       -48.90       6.09        6.09            --          --         10.96        10.96



* Class A, Class B, Class C and Class Y performance information for the SmallCap Growth Fund is based on the inception date of the Class L, Class M, Class N and Class L shares, respectively.



Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class H, Class L, Class M, Class N, Class Y and Class Z Shares of the GROWTH OPPORTUNITIES FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, February 19, 2002 Class L Shares, March 31, 1963 Class H, Class M and Class N Shares, November 14, 1994 Class Z Shares, March 1, 1996):



                             One Year                Five Years                  Ten Years              Since Inception*
                       Total         Total       Total         Total        Total        Total       Total          Total
                      Return        Return       Return       Return        Return      Return       Return         Return
                    (excluding    (including   (excluding   (including   (excluding   (including   (excluding     (including
                       sales         sales        sales        sales        sales        sales        sales          sales
                      charge)       charge)      charge)      charge)       charge)      charge)     charge)        charge)
Class A Shares        -40.15        -43.44        7.65         6.44          9.46         8.84        13.21          13.04
Class B Shares        -40.60        -43.57        6.84         6.41            --           --        10.62          10.46
Class C Shares        -40.57        -41.16        6.85         6.85            --           --        10.63          10.63
Class Y Shares        -40.15            --        7.65           --          9.46           --        13.21             --
Class H Shares        -40.58        -41.67        6.87         6.90            --           --        10.64          10.64
Class L Shares        -40.15        -43.00        7.65         6.61          9.46         8.93        13.21          13.06
Class M Shares        -40.60        -41.69        6.84         6.87            --           --        10.62          10.62
Class N Shares        -40.57        -40.94        6.85         6.85            --           --        10.63          10.63
Class Z Shares        -39.98            --        7.95           --            --           --         9.07             --



* Class A, Class B, Class C and Class Y performance information for the Growth Opportunities Fund is based on the inception date of the Class L, Class M, Class N and Class L shares, respectively.

Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class H, Class L, Class M, Class N and Class Y Shares of the VALUE OPPORTUNITIES FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, February 19, 2002 Class H, Class L, Class M and Class N Shares, January 2, 1996):



                    One Year            Five Years        Since Inception*
              Total      Total     Total      Total     Total      Total
                Return    Return     Return    Return     Return    Return
              (excluding (including(excluding (including(excluding (including
              sales      sales     sales      sales     sales      sales
               charge)    charge)   charge)    charge)   charge)    charge)
Class A Shares        -12.15    -16.98      9.55      8.32      10.46      9.42
Class B Shares        -12.77    -17.13      8.74      8.30       9.64      9.48
Class C Shares        -12.84    -13.71      7.76      7.76       9.81      9.81
Class Y Shares        -12.15      --        9.55       --       10.46       --
Class H Shares        -12.76    -15.49      8.75      8.50       9.65      9.56
Class L Shares        -12.15    -16.32      9.55      8.49      10.46      9.54
Class M Shares        -12.77    -15.50      8.74      8.48       9.64      9.54
Class N Shares        -12.84    -13.62      8.73      8.73       9.64      9.64



* Class A, Class B, Class C and Class Y performance information for the Value Opportunities Fund is based on the inception date of the Class L, Class M, Class N and Class L shares, respectively.



Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class H, Class L, Class M, Class N and Class Y Shares of the GROWTH FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, February 19, 2002 Class L Shares, June 8, 1949 Class H, Class M and Class N Shares, November 14, 1994):



                            One Year                  Five Years                 Ten Years             Since Inception*
                       Total        Total          Total       Total        Total        Total       Total           Total
                      Return        Return        Return     Return        Return       Return       Return         Return
                    (excluding    (including   (excluding   (including   (excluding   (including  (excluding      (including
                       sales         sales         sales       sales        sales        sales       sales           sales
                      charge)       charge)       charge)     charge)      charge)      charge)     charge)          charge)
Class A Shares        -25.41        -29.51         10.15        8.91        10.21        10.58       11.56           11.44
Class B Shares        -25.95        -29.65          9.33        8.89           --           --       11.29           11.13
Class C Shares        -25.95        -26.69          9.34        9.34           --           --       11.29           11.29
Class Y Shares        -25.41            --         10.15          --        10.21           --       11.56              --
Class H Shares        -25.96        -27.89          9.35        9.33           --           --       11.30           11.30
Class L Shares        -25.41        -28.95         10.15        9.08        11.21        10.67       11.56           11.45
Class M Shares        -25.95        -27.88          9.33        9.31           --           --       11.29           11.29
Class N Shares        -25.95        -26.54          9.34        9.34           --           --       11.29           11.29



* Class A, Class B, Class C and Class Y performance information for the Growth Fund is based on the inception date of the Class L, Class M, Class N and Class L shares, respectively.

Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class E, Class H, Class L, Class M, Class N and Class Y Shares of the TAX-FREE MINNESOTA FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, February 19, 2002 Class E Shares, June 2, 1986 Class H, Class L, Class M and Class N Shares, November 14, 1994):



                           One Year                Five Years                   Ten Years          Since Inception*
                      Total      Total         Total        Total         Total        Total        Total       Total      30-day
                     Return     Return        Return       Return        Return        Return      Return      Return      Yield
                  (excluding  (including   (excluding    (including    (excluding   (including  (excluding   (including
                     sales       sales        sales         sales         sales         sales       sales       sales
                    charge)      charge)     charge)        charge)      charge)       charge)     charge)     charge)
Class A Shares       9.79         4.85         5.65          4.68          6.12          5.62        6.43        6.12       3.62
Class B Shares       8.87         3.43         9.93          8.89            --            --       11.29       11.13       2.78
Class C Shares       8.86         7.77         4.61          4.61            --            --        5.74        5.74       2.78
Class Y Shares       9.79           --         5.65            --          6.12            --        6.43          --       3.61
Class E Shares       9.79         4.85         5.65          4.68          6.12          5.64        6.43        6.12       3.61
Class H Shares       8.74         5.14         4.61          4.31            --            --        5.74        5.74       2.78
Class L Shares       9.66         4.72         5.39          4.43            --            --        6.54        5.84       3.37
Class M Shares       8.87         5.27         4.62          4.32            --            --        5.72        5.72       2.78
Class N Shares       8.86         7.86         4.61          4.61            --            --        5.74        5.74       2.78



* Class A, Class B, Class C and Class Y performance information for the Tax-Free Minnesota Fund is based on the inception date of the Class E, Class M, Class N and Class E shares, respectively.



Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class E, Class H, Class L, Class M, Class N and Class Y Shares of the TAX-FREE NATIONAL FUND



(Date of Inception: Class A, Class B, Class C and Class Y Shares, February 19, 2002 Class E Shares, June 2, 1986 Class H, Class L, Class M and Class N Shares, November 14, 1994):



                         One Year               Five Years               Ten Years                Since Inception*
                    Total       Total        Total      Total        Total        Total         Total        Total       30-day
                    Return      Return      Return     Return       Return       Return        Return       Return       Yield
                 (excluding  (including   (excluding  (including   (excluding   (including    (excluding   (including
                    sales       sales        sales      sales        sales        sales         sales       sales
                   charge)     charge)      charge)    charge)      charge)       charge)       charge)     charge)
Class A Shares      10.47       5.50         5.78       4.81         6.36          5.87          6.87        6.55         3.33
Class B Shares       9.42       3.95         4.74       4.32           --            --          6.18        6.03         2.50
Class C Shares       8.86       7.77         4.71       4.71           --            --          6.16        6.16         2.50
Class Y Shares      10.47         --         5.78         --         6.36            --          6.87          --         3.33
Class E Shares      10.47       5.50         5.78       4.81         6.36          5.87          6.87        6.55         3.33
Class H Shares       9.42       5.82         4.70       4.40           --            --          6.18        6.18         2.50
Class L Shares      10.21       5.25         5.53       4.56           --            --          7.00        6.29         3.10
Class M Shares       9.42       5.82         4.74       4.44           --            --          6.18        6.18         2.50
Class N Shares       9.34       8.34         4.71       4.71           --            --          6.16        6.16         2.50



* Class A, Class B, Class C and Class Y performance information for the Tax-Free National Fund is based on the inception date of the Class E, Class M, Class N and Class E shares, respectively.

Average annual total return based on the value of a $10,000 Investment in the Class A, Class B, Class C, Class E, Class H, Class L, Class M, Class N and Class Y Shares of the U.S. GOVERNMENT SECURITIES FUND (Date of Inception:
               Class A, Class B, Class C and Class Y Shares, February 19, 2002 Class E Shares, February 28, 1973
               Class H, Class L, Class M and Class N Shares, November 14, 1994):



                          One Year                     Five Years                    Ten Years
                          --------                     ----------                    ---------
                Total Return   Total Return   Total Return   Total Return   Total Return   Total Return
                ------------   ------------   ------------   ------------   ------------   ------------
                 (excluding     (including     (excluding     (including     (excluding     (including
                sales charge)  sales charge)  sales charge)  sales charge)  sales charge)  sales charge)
Class A Shares     13.97           8.84           7.37           6.39           6.60           6.11
Class B Shares     12.76           7.12           6.32           5.89            --             --
Class C Shares     12.88          11.75           6.35           6.35            --             --
Class Y Shares     13.97            --            7.37            --            6.60            --
Class E Shares     13.97           8.84           7.37           6.39           6.60           6.11
Class H Shares     12.75           9.15           6.32           6.03            --             --
Class L Shares     13.56           8.45           7.09           6.11            --             --
Class M Shares     12.76           9.16           6.32           6.04            --             --
Class N Shares     12.88          11.88           6.35           6.35            --             --



                     Since Inception*
                     ----------------
                 Total Return   Total Return  30-day Yield
                 ------------   ------------  ------------
                  (excluding     (including
                 sales charge)  sales charge)
Class A Shares       8.14            8.01         4.20
Class B Shares       6.96            6.81         3.41
Class C Shares       6.97            6.97         3.41
Class Y Shares       8.19             --          4.20
Class E Shares       8.19            8.01         4.20
Class H Shares       6.96            6.96         3.41
Class L Shares       7.76            7.05         3.96
Class M Shares       6.96            6.96         3.41
Class N Shares       6.97            6.97         3.41



*Class A, Class B, Class C and Class Y performance information for the U.S. Government Securities Fund is based on the inception date of the Class E, Class M, Class N and Class E shares, respectively.



         Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Dividends, Capital Gains and Taxes" in the Funds' Prospectuses).


         Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.


         STANDARDIZED YIELD QUOTATIONS The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:


                                 2[(a-b + 1)6 - 1]
                                    ---
                                    cd

Where:

a        =    net investment income earned during             c        =    the average daily number of shares of
              the period attributable to the subject                        the subject class outstanding during
              class                                                         the period that were entitled to

b        =    net expenses accrued for the period                           receive dividends
              attributable to the subject class               d        =    the maximum offering price per share
                                                                            of the subject class on the last day
                                                                            of the period


         Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A and Class L shares will include the maximum sales charge imposed on purchases of Class A and Class L shares which decreases with the amount of shares purchased, and the price per share of Class C shares will include the sales charge imposed on purchases of Class C shares.






         GENERAL INFORMATION From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.



         The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are weighted by market capitalization; each stock influences the Index in proportion to its relative market capitalization. REITs are not eligible for inclusion.



         The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 companies representing the U.S. stock market.



         The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 Index overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 Index is weighted by market capitalization. REITs are not eligible for inclusion.



         The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.



         The Lehman Brothers Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Bond Index.



         The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.



         The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

         The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.



         The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.



         The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.



         The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values.



         The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.



         The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.



         The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.



         The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.



         The Morgan Stanley Capital International Europe, Australia, Far East GDP Index (the "EAFE Index") is an unmanaged index which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.



         The Morgan Stanley Capital International World Index is a broad based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.


         The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.


         The Goldman Sachs Health Care Index is a modified capitalization-weighted index of selected companies covering a broad range of healthcare and related businesses. Individual holdings are capped at 7.5% at each semi -annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System.



         The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index of selected companies covering the entire spectrum of the technology industry. Individual holdings are capped at 8.5% at each semi-annual reconstitution date and must be listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation (NASDAQ) System.

         The MSCI AC (All Country) World Free ex US Index is a broad based, unmanaged, market capitalization-weighted, total return index that measures performance of both developed and emerging stock markets, excluding the US. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.



         The MSCI AC (All Country) World Index Free-Telecommunication Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.



         The MSCI Finance ex Real Estate Index is comprised of companies in three industries: banks, diversified financials, and insurance. As a general rule, a company is classified in the industry where it earns the majority of its revenue.



         In addition, from time to time in reports and promotions: (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (a measure of inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other statistics such as GNP, and net import and export figures derived from governmental publications (e.g., The Survey of Current Business) or other independent parties (e.g., the Investment Company Institute), may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (5) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historic performance or current or potential value with respect to the particular industry or sector.


         From time to time, in reports or promotional literature, the Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the Funds; the Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.


         From time to time, the Funds and HIFSCO also may refer to the following information:



         - The geographic and industry distribution of the Funds' portfolios and the Funds' top ten holdings;



         - To assist investors in understanding the different returns and risk characteristics of various investments, historical returns of various investment and published indices;



         - Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services;



         - Allegorical stories illustrating the importance of persistent long-term investing;

         - A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R) Inc. or Morningstar, Inc.;



         - Historical information regarding HIFSCO, HIMCO, Wellington Management and their affiliates; and



         -        Historical information regarding the asset size of one or more
                  Funds.


         Each Fund's investment performance may be advertised in various financial publications, newspapers, and magazines or other media.


         From time to time the Companies may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.



         The Funds' annual and semi-annual reports also contain additional performance information. These reports are distributed to all current shareholders and will be made available to potential investors upon request and without charge.


                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS


The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.



         Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).



         Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

         Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.



         In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").



         Investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.



         In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with "Global" and "International" in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.



         A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund,
(2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



         If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (with such ordinary income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

         As of October 31, 2001, the following Funds have capital loss carryforwards as indicated below. Each such Fund's capital loss carryover is available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.



                                                                     EXPIRATION DATES:
                             FUND                         AMOUNT        OCTOBER 31,
         Global Communications Fund                     $3,718,781         2009
         Global Financial Services Fund                   $439,348         2009
         Global Technology Fund                        $35,442,249         2009
         International Small Company Fund                  $85,857         2009
         Small Company Fund                           $100,604,382         2009
         International Capital Appreciation Fund          $707,946         2009
         Capital Appreciation Fund                     $88,718,847         2009
         MidCap Fund                                   $77,711,433         2009
         MidCap Value Fund                                $581,819         2009
         International Opportunities Fund              $29,226,269         2009
         Global Leaders Fund                          $141,482,658         2009
         Focus Fund                                     $1,702,030         2009
         Stock Fund                                   $128,390,689         2009
         Growth and Income Fund                        $34,579,340         2009
         Advisers Fund                                 $66,622,547         2009
         High Yield Fund                                $1,643,209         2009
         High Yield Fund                                $1,634,179         2008
         High Yield Fund                                  $151,377         2007


         If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.


         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.


         Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.


         The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION


The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.



         In general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income or capital gains. Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gain properly designated by the Fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.



         At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.


         Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

         An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.


         A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.



         In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.



         In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 38.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.



         A Fund's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to its Fund shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.



         Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.



         A Fund may be required to withhold U.S. federal income tax at a rate of 30% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 30% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.



TAX-FREE MINNESOTA FUND AND TAX-FREE NATIONAL FUND



         Portions of the dividends paid by the Tax-Free National Fund and the Tax-Free Minnesota Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Tax-Free National Fund will generally be subject to state and local income taxes.



         Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Tax-Free Minnesota Fund and Tax-Free National Fund is not deductible by the investor in proportion to the percentage of the applicable Fund's distributions from investment income that is exempt from federal income tax. Minnesota law (like the laws of many other States) also restricts the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.



         If either the Tax-Free National Fund or the Tax-Free Minnesota Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.



         Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.



         The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Companies are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Companies cannot predict the likelihood that interest on the Minnesota bonds held by the Tax-Free Minnesota Fund would become taxable under this Minnesota statutory provision.


                              PRINCIPAL UNDERWRITER

         HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

                                    CUSTODIAN


         Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


                                 TRANSFER AGENT


         Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee on a per account basis.


                         INDEPENDENT PUBLIC ACCOUNTANTS


         The audited financial statements and the financial highlights have been audited by either Arthur Andersen LLP or KPMG LLP, independent public accountants to the Hartford Funds and New Hartford Funds, respectively, as indicated in their reports with respect thereto and are incorporated by reference herein in reliance upon the reports of said firms given upon the authority of the firm as experts in accounting and auditing. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103. The principal business address of KPMG LLP is 4200 Wells Fargo Center, Minneapolis, Minnesota 55402.


                                OTHER INFORMATION


         The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.


                              FINANCIAL STATEMENTS


         The Companies' audited financial statements as of October 31, 2001, together with the notes thereto and reports of both Arthur Andersen LLP for the Hartford Funds and KPMG LLP for the New Hartford Funds, independent public accountants to each respective Company, contained in the Companies' annual reports, as filed with the SEC, are incorporated by reference into this SAI.

                                    APPENDIX

         The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

         MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

         STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

         AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

         BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

         MOODY'S

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         STANDARD & POOR'S

         The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

         -        Liquidity ratios are adequate to meet cash requirements.

         Liquidity ratios are basically as follows, broken down by the type of issuer:

                  Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

                  Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

                  Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

         - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

         - The issuer has access to at least two additional channels of borrowing.

         - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

         - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

         -        The reliability and quality of management are unquestioned.


RATING OF TAX EXEMPT BONDS



         STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:



         Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.



         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.



         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



         Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.



         Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or ""BB" rating.



         Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.



         The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.



         The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.



         The rating "CI" is reserved for income bonds on which no interest is being paid.



         Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



         The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.



         "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.



         BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.



         MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:



         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



         Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

         Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grate obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



         Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



         Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS



         STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.



         Note rating symbols are as follows:



         SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.



         SP-2 - Satisfactory capacity to pay principal and interest.



         SP-3 - Speculative capacity to pay principal and interest.



         MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:



         MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.



         MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



         MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



RATING OF TAX-EXEMPT DEMAND BONDS



         Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.



         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                                     PART C

                                OTHER INFORMATION

Item 23.    Exhibits


            a. Articles of Incorporation (previously filed with Initial Registration Statement filed on April 9, 1996)

            b. By-Laws (previously filed with Initial Registration Statement filed on April 9, 1996)

            c.          Not Applicable

            d.(i) Form of Investment Advisory Agreement (previously filed with Initial Registration Statement filed on April 9,
                        1996)

            d.(ii) Form of Sub-Advisory Agreement (previously filed with Initial Registration Statement filed on April 9, 1996)

            d.(iii) Investment Management Agreement with Hartford Investment Financial Services Company (previously filed with Post-Effective Amendment #3 filed on June 20, 1997)

            d.(iv) Investment Sub-Advisory Agreement with Wellington Management Company LLP (previously filed with Post-Effective Amendment #3 filed on June 20, 1997)

            d.(v) Investment Services Agreement with The Hartford Investment Management Company (previously filed with Post-Effective Amendment #3 filed on June 20, 1997)

            d.(vi) Form of Amendment Number 1 to Investment Management Agreement (previously filed with Post-Effective Amendment #4 filed on October 16, 1997)

            d.(vii) Form of Amendment Number 1 to Sub-Advisory Agreement between Hartford Investment Financial Services Company and Wellington Management Company LLP (previously filed with Post-Effective Amendment #4 filed on October 16,
                        1997)

            d.(viii) Form of Amendment Number 2 to Investment Management Agreement (previously filed with Post-Effective Amendment #5 filed on February 6, 1998)

            d.(ix) Form of Amendment Number 2 to Sub-Advisory Agreement between Hartford Investment Financial Services Company and Wellington Management Company LLP (previously filed with Post-Effective Amendment #5 filed on February 6,
                        1998)

            d.(x) Form of Amendment Number 1 to Investment Services Agreement with The Hartford Investment Management Company (previously filed with Post-Effective Amendment #9 filed on July 15, 1998)

            d.(xi) Form of Amendment Number 3 to Investment Management Agreement (previously filed with Post-Effective Amendment #9 filed on July 15, 1998)

            d.(xii) Form of Amendment Number 3 to Sub-Advisory Agreement between Hartford Investment Financial Services Company and Wellington

                        Management Company LLP (previously filed with Post-Effective Amendment #9 filed on July 15, 1998)

            d.(xiii) Form of Amendment Number 4 to Investment Management Agreement (previously filed with Post-Effective Amendment #13 filed on February 2, 2000)

            d.(xiv) Form of Amendment Number 4 to Sub-Advisory Agreement between Hartford Investment Financial Services Company and Wellington Management Company LLP (previously filed with Post-Effective Amendment #13 filed on February 2,
                        2000)

            d.(xv) Form of Amendment Number 5 to Investment Management Agreement (previously filed with Post-Effective Amendment #16 filed on August 10, 2000)

            d.(xvi) Form of Amendment Number 5 to Sub-Advisory Agreement between Hartford Investment Financial Services Company and Wellington Management Company LLP (previously filed with Post-Effective Amendment #16 filed on August 10,
                        2000)

            d.(xvii) Form of Amendment Number 6 to Investment Management Agreement (previously filed with Post-Effective Amendment #17 filed on February 14, 2001)

            d.(xviii)   Form of Amendment Number 6 to Sub-Advisory Agreement
                        between Hartford Investment Financial Services Company
                        and Wellington Management Company LLP (previously filed
                        with Post-Effective Amendment #17 filed on February 14,
                        2001)

            e.(i) Form of Principal Underwriting Agreement (previously filed with Initial Registration Statement filed on April 9, 1996)

            e.(ii) Form of Dealer Agreement with the Distributor (previously filed with Pre-Effective Amendment #1 filed on June 27, 1996)

            e.(iii) Form of Amendment Number 1 to Principal Underwriting Agreement (previously filed with Post-Effective Amendment #4 filed on October 16, 1997)

            e.(iv) Form of Amendment Number 2 to Principal Underwriting Agreement (previously filed with Post-Effective Amendment #5 filed on February 6, 1998)

            e.(v) Form of Amendment Number 3 to Principal Underwriting Agreement (previously filed with Post-Effective Amendment #9 filed on July 15, 1998)

            e.(vi) Assignment of Principal Underwriting Agreement from Hartford Securities Distribution Company, Inc. to Hartford Investment Financial Services Company (filed herewith)

            e.(vii) Form of Amendment Number 4 to Principal Underwriting Agreement (previously filed with Post-Effective Amendment #13 filed on February 2, 2000)

            e.(viii) Form of Amendment Number 5 to Principal Underwriting Agreement (previously filed with Post-Effective Amendment #16 filed on August 10, 2000)
            e.(ix) Form of Amendment Number 6 to Principal Underwriting Agreement (previously filed with Post-Effective Amendment #17 filed on February 14, 2001)

            f.          Not Applicable

            g.(i) Form of Custodian Agreement (previously filed with Pre-Effective Amendment #1 filed on June 27, 1996)

            g.(ii) Form of Amendment Number 1 to Custodian Agreement (previously filed with Post-Effective Amendment #4 filed on October 16, 1997)

            g.(iii) Form of Amendment Number 2 to Custodian Agreement (previously filed with Post-Effective Amendment #5 filed on February 6, 1998)

            g.(iv) Form of Amendment Number 3 to Custodian Agreement (previously filed with Post-Effective Amendment #9 filed on July 15, 1998)

            g.(v) Form of Amendment Number 4 to Custodian Agreement (previously filed with Post-Effective Amendment #13 filed on February 2, 2000)

            g.(vi)      Letter Amendment to Custodian Agreement (filed herewith)

            g.(vii) Form of Letter Amendment to Custodian Agreement (previously filed with Post-Effective Amendment #16 filed on August 10, 2000)

            g.(viii) Form of Letter Amendment to Custodian Agreement (previously filed with Post-Effective Amendment #17 filed on February 14, 2001)

            h. Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc. and Hartford Administrative Services Company (filed herewith)

            i.          Opinion and Consent of Counsel (filed herewith)

            j.(i) Consent of Independent Public Accountants (filed herewith)

            j.(ii) Consent of Independent Public Accountants (filed herewith)

            k.          Not Applicable

            l.          Not Applicable

            m.(i) Form of Rule 12b-1 Distribution Plan for Class A Shares (previously filed with Initial Registration Statement filed on April 9, 1996)

            m.(ii) Form of Rule 12b-1 Distribution Plan for Class B Shares (previously filed with Initial Registration Statement filed on April 9, 1996)

            m.(iii) Form of Rule 12b-1 Distribution Plan for Class C Shares (previously filed with Post-Effective Amendment #7 filed on May 13, 1998)

            m.(iv) Form of Amended Rule 12b-1 Distribution Plan for Class A Shares (previously filed with Post-Effective Amendment #4 filed on October 16, 1997)

            m.(v) Form of Amended Rule 12b-1 Distribution Plan for Class B Shares (previously filed with Post-Effective Amendment #4 filed on October 16, 1997)

            m.(vi) Form of Amendment Number 1 to Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares (previously filed with Post-Effective Amendment #5 filed on February 6, 1998)

            m.(vii) Form of Amendment Number 1 to Amended and Restated Rule 12b-1 Distribution Plan for Class B Shares (previously filed with Post-Effective Amendment #5 filed on February 6, 1998)
            m.(viii) Form of Amendment Number 2 to Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares (previously filed with Post-Effective Amendment #9 filed on July 15,
                        1998)

            m.(ix) Form of Amendment Number 2 to Amended and Restated Rule 12b-1 Distribution Plan for Class B Shares (previously filed with Post-Effective Amendment #9 filed on July 15,
                        1998)

            m.(x) Form of Amendment Number 1 to Rule 12b-1 Distribution Plan for Class C Shares (previously filed with Post-Effective Amendment #9 filed on July 15, 1998)

            m.(xi) Form of Amendment Number 3 to Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares (previously filed with Post-Effective Amendment #13 filed on February 2, 2000)

            m.(xii) Form of Amendment Number 3 to Amended and Restated Rule 12b-1 Distribution Plan for Class B Shares (previously filed with Post-Effective Amendment #13 filed on February 2, 2000)

            m.(xiii) Form of Amendment Number 2 to Rule 12b-1 Distribution Plan for Class C Shares (previously filed with Post-Effective Amendment #13 filed on February 2, 2000)

            m.(xiv) Form of Amendment Number 4 to Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares (previously filed with Post-Effective Amendment #16 filed on August 10, 2000)

            m.(xv) Form of Amendment Number 4 to Amended and Restated Rule 12b-1 Distribution Plan for Class B Shares (previously filed with Post-Effective Amendment #16 filed on August 10, 2000)

            m.(xvi) Form of Amendment Number 3 to Rule 12b-1 Distribution Plan for Class C Shares (previously filed with Post-Effective Amendment #16 filed on August 10, 2000)

            m.(xvii) Form of Amendment Number 5 to Amended and Restated Rule 12b-1 Distribution Plan for Class A Shares (previously filed with Post-Effective Amendment #17 filed on February 14, 2001)

            m.(xviii)   Form of Amendment Number 5 to Amended and Restated Rule
                        12b-1 Distribution Plan for Class B Shares (previously filed with Post-Effective Amendment #17 filed on February 14, 2001)

            m.(xix) Form of Amendment Number 4 to Rule 12b-1 Distribution Plan for Class C Shares (previously filed with Post-Effective Amendment #17 filed on February 14, 2001)

            n.(i) Form of Rule 18f-3 Plan (previously filed with Initial Registration Statement filed on April 9, 1996)

            n.(ii) Form of Amended Rule 18f-3 Plan (previously filed with Post-Effective Amendment #4 filed on October 16, 1997)

            n.(iii) Form of Amendment Number 1 to Amended and Restated Rule 18f-3 Plan (previously filed with Post-Effective Amendment #5 filed on February 6, 1998)

            n.(iv) Form of Amended and Restated Rule 18f-3 Plan to Add Class C Shares (previously filed with Post-Effective Amendment #7 filed on May 13, 1998)
            n.(v) Form of Amendment Number 1 to Amended and Restated Rule 18f-3 Plan which added Class C Shares (previously filed with Post-Effective Amendment #9 filed on July 15, 1998)

            n.(vi) Form of Amendment Number 2 to Amended and Restated Rule 18f-3 Plan which added Class C Shares (previously filed with Post-Effective Amendment #13 filed on February 2,
                        2000)

            n.(vii) Form of Amendment Number 3 to Amended and Restated Rule 18f-3 Plan which added Class C Shares (previously filed with Post-Effective Amendment #16 filed on August 10,
                        2000)

            n.(viii) Form of Amendment Number 4 to Amended and Restated Rule 18f-3 Plan which added Class C Shares (previously filed with Post-Effective Amendment #17 filed on February 14,
                        2001)

            o.          Not Applicable

            p.(i) Code of Ethics of HL Investment Advisors LLC and Hartford Investment Financial Services Company (filed herewith)

            p.(ii) Code of Ethics of Hartford Investment Management Company (filed herewith)

            p.(iii) Code of Ethics of Wellington Management Company LLP (previously filed with Post-Effective Amendment #15 filed on April 28, 2000)

            q.          Power of Attorney (filed herewith)

Item 24.    Persons controlled by or under Common Control with Registrant


            As of January 31, 2001, any persons directly or indirectly under common control with The Hartford Mutual Funds, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on March 23, 2001 and to Amendment No. 1 to Form 10-K filed on April 24, 2001.

            In addition, subsidiaries of The Hartford Financial Services Group, Inc., beneficially owned as of January 31, 2001 more than 25% of the following funds:

                  The Hartford Growth Fund
                  The Hartford Global Communications Fund
                  The Hartford Global Financial Services Fund
                  The Hartford International Capital Appreciation Fund The Hartford International Small Company Fund


Item 25.    Indemnification

            Incorporated herein by reference to Article V of the Articles of Incorporation filed with Registrant's initial registration statement on April 9, 1996.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser.

            Hartford Investment Financial Services, LLC serves as investment adviser to each of the portfolios included in this Registration Statement.

                           Position with Hartford
                           Investment Financial
Name                       Services, LLC                   Other Business
----                       -----------------------         --------------
Thomas M. Marra            President and Chief             President and Chief
                           Executive Officer               Operating Officer of
                                                           Hartford Life, Inc. ("HL,
                                                           Inc.")(1)

John C. Walters            Executive Vice President        Executive Vice President of
                                                           HL, Inc.

David T. Foy               Senior Vice President           Senior Vice President,
                           and Treasurer                   Treasurer and Chief
                                                           Financial Officer of HL, Inc.

David N. Levenson          Senior Vice President           Senior Vice President of
                                                           Hartford Life Insurance
                                                           Company ("HLIC")(2)

Christine H. Repasy        Senior Vice President,          Senior Vice President and
                           General Counsel and             General Counsel of HL, Inc.
                           Secretary

David M. Znamierowski      Senior Vice                     Senior Vice President of HL,
                           President-Investments           Inc.

David A. Carlson           Vice President and              Vice President and Director
                           Director of Taxes               of Taxes of HL, Inc.

Deirdre McGuire            Vice President                  Portfolio Manager, Hartford
                                                           Investment Management
                                                           Company ("HIMCO")(3)

George R. Jay              Controller                      Assistant Vice President and
                                                           Secretary of HLIC

      (1) The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06070.

      (2) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06070.

      (3) The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105.

Item 27.    Principal Underwriters

      Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is also the principal underwriter for Hartford-Fortis Series Fund, Inc.

      The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

                                                                   Position and
 Name and Principal          Positions and Offices                   Offices
  Business Address*             with Underwriter                 with Registrant
  -----------------             ----------------                 ---------------
Thomas M. Marra           President and Chief Executive          Vice President
                          Officer

John C. Walters           Executive Vice President               Vice President

David T. Foy              Senior Vice President and              Vice President
                          Treasurer

David N. Levenson         Senior Vice President                  Vice President

Christine H. Repasy       Senior Vice President, General         None
                          Counsel and Secretary

David M. Znamierowski     Senior Vice President-Investments      President and
                                                                 Director

David A. Carlson          Vice President and Director of         Treasurer and
                          Taxes                                  Controller

Deirdre McGuire           Vice President                         Vice President

George R. Jay             Controller                             Vice President,
                                                                 Controller and
                                                                 Treasurer

      *Principal business address is 200 Hopmeadow Street, Simsbury, CT 06070

Item 28.    Location of Accounts and Records

      Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06070.

Item 29.    Management Services

            Not Applicable

Item 30.    Undertakings

            Not Applicable

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 14th day of February, 2002.


                                    THE HARTFORD MUTUAL FUNDS, INC.


                                    By:            *
                                       -----------------------------------------
                                          David M. Znamierowski
                                          Its: President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated. The undersigned have executed this registration statement on behalf of The Hartford Mutual Funds, Inc. and its constituent series and not on behalf of any other companies or series named herein, which have registered the offering of their shares pursuant to a separate registration statement.


Signature                         Title                          Date
---------                         -----                          ----
             *                    President                      February 14, 2002
------------------------------    (Chief Executive Officer
David M. Znamierowski             & Director)


             *                    Controller & Treasurer         February 14, 2002
------------------------------    (Chief Accounting Officer &
George R. Jay                     Chief Financial Officer)


             *                    Director                       February 14, 2002
------------------------------
Winifred E. Coleman


             *                    Director                       February 14, 2002
------------------------------
Duane E. Hill


             *                    Director                       February 14, 2002
------------------------------
William A. O'Neill

             *                    Director                       February 14, 2002
------------------------------
Millard H. Pryor, Jr.


             *                    Director                       February 14, 2002
------------------------------
Lowndes A. Smith


             *                    Director                       February 14, 2002
------------------------------
John K. Springer


     /s/ Kevin J. Carr                                           February 14, 2002
------------------------------
* By Kevin J. Carr
     Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit No.


e. (vi) Assignment of Principal Underwriting Agreement from Hartford Securities Distribution Company, Inc. to Hartford Investment Financial Services Company

g. (vi)       Letter Amendment to Custodian Agreement

h. Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc. and Hartford Administrative Services Company

i.            Opinion and Consent of Counsel

j.(i)         Consent of Independent Public Accountants

j.(ii)        Consent of Independent Public Accountants

p.(i) Code of Ethics of HL Investment Advisors LLC and Hartford Investment Financial Services Company

p.(ii)        Code of Ethics of Hartford Investment Management Company

q.            Power of Attorney